GLOBE LIFE INC. SAVINGS AND INVESTMENT PLAN

Nonstandardized 401(k) Plan ADOPTION AGREEMENT #005 NONSTANDARDIZED 401(k) PLAN The undersigned Employer, by executing this Adoption Agreement, establishes a retirement plan and trust (collectively "Plan") under the Great-West Trust Company Defined Contribution Prototype Plan and Trust (basic plan document #11). The Employer, subject to the Employer's Adoption Agreement elections, adopts fully the Prototype Plan and Trust provisions. This Adoption Agreement, the basic plan document and any attached Appendices or agreements permitted or referenced therein, constitute the Employer's entire plan and trust document. All "Election" references within this Adoption Agreement are Adoption Agreement Elections. All "Article" or "Section" references are basic plan document references. Numbers in parentheses which follow election numbers are basic plan document references. Where an Adoption Agreement election calls for the Employer to supply text, the Employer (without altering the content of any existing printed text) may lengthen any space or line, or create additional tiers. When Employer-supplied text uses terms substantially similar to existing printed options, all clarifications and caveats applicable to the printed options apply to the Employer-supplied text unless the context requires otherwise. The Employer makes the following elections granted under the corresponding provisions of the basic plan document. ARTICLE I DEFINITIONS 1. EMPLOYER (1.24) . Name: Globe Life Inc. Address: 3700 South Stonebridge Drive, McKinney, Texas 75070 Phone number: (972) 569-3203 Taxpayer Identification Number (TIN): 63-0780404 E-mail (optional) : Employer's Taxable Year (optional) : December 31 2. PLAN (1.42) . Name: Globe Life Inc. Savings and Investment Plan Plan number: 001 (3-digit number for Form 5500 reporting) Trust EIN (optional) : 3. PLAN/LIMITATION YEAR (1.44/1.34) . Plan Year and Limitation Year mean the 12 consecutive month period (except for a short Plan/Limitation Year) ending every: [Note: Complete any applicable blanks under Election 3 with a specific date, e.g., June 30 OR the last day of February OR the first Tuesday in January. In the case of a Short Plan Year or a Short Limitation Year, include the year, e.g., May 1, 2014. ] Plan Year (Choose one of (a) or (b). Choose (c) if applicable.) : (a) [X] December 31. (b) [ ] Fiscal Plan Year: ending: . (c) [ ] Short Plan Year: commencing: and ending: . Limitation Year (Choose one of (d) or (e). Choose (f) if applicable.) : (d) [X] Generally same as Plan Year. The Limitation Year is the same as the Plan Year except where the Plan Year is a short year in which event the Limitation Year is always a 12 month period, unless the short Plan Year (and short Limitation Year) result from a Plan amendment. (e) [ ] Different Limitation Year: ending: . (f) [ ] Short Limitation Year: commencing: and ending: . 4. EFFECTIVE DATE (1.20) . The Employer's adoption of the Plan is a (Choose one of (a) or (b). Complete (c) if new plan OR complete (c) and (d) if an amendment and restatement. Choose (e) and (f) if applicable.) : (a) [ ] New Plan. (b) [X] Restated Plan. PPA RESTATEMENT (leave blank if not applicable) (1) [ ] This is an amendment and restatement to bring a plan into compliance with the Pension Protection Act of 2006 ("PPA") and other legislative and regulatory changes. 194558-01 (effective August 22, 2019) © 2014 Great-West Trust Company, LLC or its suppliers 1

Nonstandardized 401(k) Plan Initial Effective Date of Plan (enter date) (c) [X] April 5, 1982 (hereinafter called the "Effective Date" unless 4(d) is entered below) Restatement Effective Date (If this is an amendment and restatement, enter effective date of the restatement.) (d) [X] August 22, 2019 (enter month day, year; may enter a restatement date that is the first day of the current Plan Year. The Plan contains appropriate retroactive effective dates with respect to provisions for the appropriate laws if the Plan is a PPA Restatement.) (hereinafter called the "Effective Date") [Note : See Section 1.54 for the definition of Restated Plan. If this Plan is a PPA Restatement, the PPA restatement Effective Date may be a current date (as the basic plan document supplies the Effective Dates of various PPA and other provisions) or may be a retroactive date. If specific Plan provisions, as reflected in this Adoption Agreement and the basic plan documents, do not have the Effective Date stated in this Election 4, indicate as such in the election where called for or in Appendix A. ] (e) [ ] Restatement of surviving and merging plans. The Plan restates two (or more) plans (Complete 4(c) and (d) above for this (surviving) Plan. Complete (1) below for the merging plan. Choose (2) if applicable. Unless otherwise noted, the restated Effective Date with regard to a merging plan is the later of the date of the merger or the restated Effective Date of this Plan.): (1) Merging plan. The Plan was or will be merged into this surviving Plan as of: . The merging plan's restated Effective Date is: . The merging plan's original Effective Date was: . [See the Note under Election 4(d) if this document is the merging plan's PPA restatement. ] (2) [ ] Additional merging plans. The following additional plans were or will be merged into this surviving Plan (Complete a. and b. as applicable.) : Restated Original Name of merging plan Merger date Effective Date Effective Date a. b. (f) [ ] Special Effective Date for Elective Deferral provisions: [Note: If Elective Deferral provision is not effective as of the Initial Effective Date or the Restatement Effective Date, enter the date as of which the Elective Deferral provision is effective. The Special Effective Date may not precede the date on which the Employer adopted the Plan. ] 5. TRUSTEE (1.67) . The Trustee executing this Adoption Agreement is (Choose one or more of (a), (b), or (c). Choose (d) or (e) if applicable.) : (a) [ ] A discretionary Trustee. See Section 8.02(A). (b) [X] A nondiscretionary (directed) Trustee or Custodian. See Section 8.02(B). (c) [ ] A Trustee under the: (specify name of trust) , a separate trust agreement the Trustee has executed and that the IRS has approved for use with this Plan. Under this Election 5(c) the Trustee is not executing the Adoption Agreement and Article VIII of the basic plan document does not apply, except as indicated otherwise in the separate trust agreement. See Section 8.11(C). (d) [X] Permitted Trust amendments apply. Under Section 8.11(B) the Employer has made certain permitted amendments to the Trust. Such amendments do not constitute a separate trust under Election 5(c). See Election 59 in Appendix C. (e) [ ] Use of non-approved trust. A Trustee under the: (specify name of trust) , a separate trust agreement the Trustee has executed for use with this Plan. Under this Election 5(e) the Trustee is not executing the Adoption Agreement and Article VIII of the basic plan document does not apply, except as indicated otherwise in the separate trust agreement. See Section 8.11(C). [ Caution: Election 5(e) will result in the Plan losing reliance on its Opinion Letter and the Plan will be an individually designed plan .] 6. CONTRIBUTION TYPES (1.12) . The selections made below should correspond with the selections made under Article III of this Adoption Agreement. (If this is a frozen Plan (i.e., all contributions have ceased), choose (a) only.) : Frozen Plan. See Sections 3.01(J) and 11.04. (a) [ ] Contributions cease. All Contributions have ceased or will cease (Plan is frozen). (1) [ ] Effective date of freeze: [Note: Effective date is optional unless this is the amendment or restatement to freeze the Plan. ] [Note: Elections 20 through 30 and Elections 36 through 38 do not apply to any Plan Year in which the Plan is frozen .] 194558-01 (effective August 22, 2019) © 2014 Great-West Trust Company, LLC or its suppliers 2

Nonstandardized 401(k) Plan Contributions. The Employer and/or Participants, in accordance with the Plan terms, make the following Contribution Types to the Plan/Trust (Choose one or more of (b) through (h).) : (b) [X] Pre-Tax Deferrals. See Section 3.02 and Elections 20-23, and 34. (1) [X] Roth Deferrals. See Section 3.02(E) and Elections 20, 21, and 23. [Note: The Employer may not limit Elective Deferrals to Roth Deferrals only. ] (c) [ ] Matching. See Sections 1.35 and 3.03 and Elections 24-26. [ Note: The Employer may make an Operational QMAC without electing 6(c). See Section 3.03(C)(2). Do not elect for a safe harbor plan; use 6(e) instead. ] (d) [X] Nonelective. See Sections 1.38 and 3.04 and Elections 27-29. [ Note: The Employer may make an Operational QNEC without electing 6(d). See Section 3.04(C)(2). ] (e) [X] Safe Harbor/Additional Matching. The Plan is (or pursuant to a delayed election, may be) a safe harbor 401(k) Plan. The Employer will make (or under a delayed election, may make) Safe Harbor Contributions as it elects in Election 30. The Employer may or may not make Additional Matching Contributions as it elects in Election 30. See Election 26 as to matching Catch-Up Deferrals. See Section 3.05. (f) [ ] Employee (after-tax). See Section 3.09 and Election 36. (g) [ ] SIMPLE 401(k). The Plan is a SIMPLE 401(k) Plan. See Section 3.10. [ Note: The Employer electing 6(g) must elect a calendar year under 3(a) and may not elect any other Contribution Types except under Elections 6(b) and 6(h). ] (h) [ ] Designated IRA. See Section 3.12 and Election 37. 7. DISABILITY (1.16) . Disability means (Choose one of (a) or (b).) : (a) [ ] Basic Plan. Disability as defined in Section 1.16(A). (b) [X] Describe: total and permanent disability for a period of at least six months as defined by either (i) the group disability benefit plan maintained by the Participant's Employer, or (ii) the United States Social Security Administration [Note: The Employer may elect an alternative definition of Disability for purposes of Plan distributions. However, the use of an alternative definition may result in loss of favorable tax treatment of the Disability distribution. ] 8. EXCLUDED EMPLOYEES (1.22(D)) . The following Employees are not Eligible Employees but are Excluded Employees (Choose one of (a), (b), or (c).) : [Note: Regardless of the Employer's elections under Election 8: (i) Employees of any Related Employers (excluding the Signatory Employer) are Excluded Employees unless the Related Employer becomes a Participating Employer; and (ii) Reclassified Employees and Leased Employees are Excluded Employees unless the Employer in Appendix B elects otherwise. See Sections 1.22(B), 1.22(D)(3), and 1.24(D). However, in the case of a Multiple Employer Plan, see Section 12.02(B) as to the Employees of the Lead Employer. ] (a) [ ] No Excluded Employees. There are no additional excluded Employees under the Plan as to any Contribution Type (skip to Election 9) . (b) [X] Exclusions - same for all Contribution Types. The following Employees are Excluded Employees for all Contribution Types (Choose one or more of (e) through (j). Choose column (1) for each exclusion elected at (e) through (i).) : (c) [ ] Exclusions - different exclusions apply. The following Employees are Excluded Employees for the designated Contribution Type (Choose one or more of (d) through (j). Choose Contribution Type as applicable.) : [Note: For this Election 8, unless described otherwise in Election 8(j), Elective Deferrals includes Pre-Tax Deferrals, Roth Deferrals, Employee Contributions and Safe Harbor Contributions. Matching includes all Matching Contributions except Safe Harbor Matching Contributions. Nonelective includes all Nonelective Contributions except Safe Harbor Nonelective Contributions. ] (1) (2) (3) (4) All Elective Exclusions Contributions Deferrals Matching Nonelective (d) [ ] No exclusions. No exclusions as to the N/A [ ] [ ] [ ] designated Contribution Type. (See Election 8(a)) (e) [X] Collective Bargaining (union) Employees. [X] OR [ ] [ ] [ ] As described in Code §410(b)(3)(A). See Section 1.22(D)(1). (f) [ ] Non-Resident Aliens. As described in [ ] OR [ ] [ ] [ ] Code §410(b)(3)(C). See Section 1.22(D)(2). (g) [ ] HCEs. See Section 1.22(E). See Election 30(f) [ ] OR [ ] [ ] [ ] as to exclusion of some or all HCEs from Safe Harbor Contributions. 194558-01 (effective August 22, 2019) © 2014 Great-West Trust Company, LLC or its suppliers 3

Nonstandardized 401(k) Plan (h) [ ] Hourly paid Employees. [ ] OR [ ] [ ] [ ] (i) [X] Part-Time/Temporary/Seasonal Employees. [X] OR [ ] [ ] [ ] See Section 1.22(D)(4). A Part-Time, Temporary or Seasonal Employee is an Employee whose regularly scheduled Service is less than 1,000 (specify a maximum of 1,000) Hours of Service in the relevant Eligibility Computation Period. [Note: The "relevant" Eligibility Computation Period is the Initial or Subsequent Eligibility Computation Period as defined in Section 2.02(C). ] [Note: If the Employer under Election 8(i) elects to treat Part-Time, Temporary and Seasonal Employees as Excluded Employees and any such an Employee actually completes at least 1,000 Hours of Service during the relevant Eligibility Computation Period, the Employee becomes an Eligible Employee. See Section 1.22(D)(4) .] (j) [X] Describe exclusion category and/or Contribution Type: As to All Contributions, exclude any Employee of United Investors Life Insurance Company who is first credited with an Hour of Service on or after January 1, 1995, any Employee of Liberty National Life Insurance Company who is first credited with an Hour of Service on or after January 1, 1995 and before January 1, 2012 except those who are classified, treated or otherwise characterized by the Employer as general agents, trainers, agents, branch managers, regional managers, district managers, brokers, solicitors, unit managers, assistant unit managers or any other individual whose primary duty involves the direct sale of insurance, regardless of the mode of compensation and any Employee holding the position of branch manager with Globe Life and Accident Insurance Company. (e.g., Exclude Division B Employees OR Exclude salaried Employees from Discretionary Matching Contributions.) [Note: Any exclusion under Election 8(j), except as to Part-Time/Temporary/Seasonal Employees, may not be based on age or Service or level of Compensation. See Election 14 for eligibility conditions based on age or Service. The exclusions entered under Election 8(j) cannot result in the group of Nonhighly Compensated Employees (NHCEs) participating under the plan being only those NHCEs with the lowest amount of compensation and/or the shortest periods of service and who may represent the minimum number of these employees necessary to satisfy coverage under Code §410(b). ] 9. COMPENSATION (1.11(B)) . The following base Compensation (as adjusted under Elections 10 and 11) applies in allocating Employer Contributions (or the designated Contribution Type) (Choose one or more of (a) through (d) and choose Contribution Type as applicable. Choose (e) if applicable.): [Note: For this Election 9 all definitions include Elective Deferrals unless excluded under Election 11. See Section 1.11(D). Unless described otherwise in Election 9(d), Elective Deferrals includes Pre-Tax Deferrals, Roth Deferrals and Employee Contributions, Matching includes all Matching Contributions and Nonelective includes all Nonelective Contributions. In applying any Plan definition which references Section 1.11 Compensation, where the Employer in this Election 9 elects more than one Compensation definition for allocation purposes, the Plan Administrator will use W-2 Wages for other Plan definitions of Compensation if the Employer has elected W-2 Wages for any Contribution Type or Participant group under Election 9. If the Employer has not elected W-2 Wages, the Plan Administrator for such other Plan definitions will use 415 Compensation. If the Plan is a Multiple Employer Plan, see Section 12.07. Election 9(d) below may cause allocation Compensation to fail to be nondiscriminatory under Treas. Reg. §1.414(s). ] (1) (2) (3) (4) All Elective Contributions Deferrals Matching Nonelective (a) [ ] W-2 Wages (plus Elective Deferrals). [ ] OR [ ] [ ] [ ] See Section 1.11(B)(1). (b) [ ] Code §3401 Federal Income Tax [ ] OR [ ] [ ] [ ] Withholding Wages (plus Elective Deferrals). See Section 1.11(B)(2). (c) [X] 415 Compensation (simplified). [X] OR [ ] [ ] [ ] See Section 1.11(B)(3). [Note: The Employer may elect an alternative "general 415 Compensation" definition by electing 9(c) and by electing the alternative definition in Appendix B. See Section 1.11(B)(4). ] (d) [ ] Describe Compensation by Contribution Type or by Participant group: [Note: Under Election 9(d), the Employer may: (i) elect Compensation from the elections available under Elections 9(a), (b), or (c), or a combination thereof as to a Participant group (e.g., W-2 Wages for Matching Contributions for Division A Employees and 415 Compensation in all other cases); and/or (ii) define the Contribution Type column headings in a manner which differs from the "all-inclusive" description in the Note immediately preceding Election 9(a) (e.g., Compensation for Safe Harbor Matching Contributions means W-2 Wages and for Additional Matching Contributions means 415 Compensation). ] (e) [ ] Allocate based on specified 12-month period. [ ] OR [ ] [ ] [ ] 194558-01 (effective August 22, 2019) © 2014 Great-West Trust Company, LLC or its suppliers 4

Nonstandardized 401(k) Plan The allocation of all Contribution Types (or specified Contribution Types) will be made based on Compensation within a specified 12-month period ending within the Plan Year as follows: . 10. PRE-ENTRY/POST-SEVERANCE COMPENSATION (1.11(H)/(I)) . Compensation under Election 9: [Note: For this Election 10, unless described otherwise in Elections 10(c) or (n), Elective Deferrals includes Pre-Tax Deferrals, Roth Deferrals and Employee Contributions, Matching includes all Matching Contributions and Nonelective includes all Nonelective Contributions. Election 10(c) below may cause allocation Compensation to fail to be nondiscriminatory under Treas. Reg. §1.414(s). ] (1) (2) (3) (4) All Elective Pre-Entry Compensation (Choose one of (a) or (b). Contributions Deferrals Matching Nonelective Choose Contribution Type as applicable.) : (a) [ ] Plan Year. Compensation for the entire Plan [ ] OR [ ] [ ] [ ] Year which includes the Participant's Entry Date. [Note: If the Employer under Election 9(e) elects to allocate some or all Contribution Types based on a specified 12-month period, Election 10(a) applies to that 12-month period in lieu of the Plan Year .] (b) [X] Participating Compensation. Only Participating [X] OR [ ] [ ] [ ] Compensation. See Section 1.11(H)(1). [Note: Under a Participating Compensation election, in applying any Adoption Agreement elected contribution limit or formula, the Plan Administrator will count only the Participant's Participating Compensation. See Section 1.11(H)(1) as to plan disaggregation. ] (c) [ ] Describe Pre-Entry Compensation by Contribution Type or by Participant group: [Note: Under Election 10(c), the Employer may: (i) elect Compensation from the elections available under Pre-Entry Compensation or a combination thereof as to a Participant group (e.g., Participating Compensation for all Contribution Types as to Division A Employees, Plan Year Compensation for all Contribution Types to Division B Employees); and/or (ii) define the Contribution Type column headings in a manner which differs from the "all-inclusive" description in the Note immediately preceding Pre-Entry Compensation (e.g., Compensation for Nonelective Contributions is Participating Compensation and for Safe Harbor Nonelective Contributions is Plan Year Compensation). ] Post-Severance Compensation. The following adjustments apply to Post-Severance Compensation paid within any applicable time period as may be required (Choose one of (d), (e), or (f).) : [Note: Under the basic plan document, if the Employer does not elect any adjustments, post-severance compensation includes regular pay, leave cashouts, and deferred compensation, and excludes military and disability continuation payments.] (d) [ ] None. The Plan includes post-severance regular pay, leave cashouts, and deferred compensation, and excludes post-severance military and disability continuation payments as to any Contribution Type except as required under the basic plan document (skip to Election 11). (e) [X] Same for all Contribution Types. The following adjustments to Post-Severance Compensation apply to all Contribution Types (Choose one or more of (h) through (n). Choose column (1) for each option elected at (h) through (m).): (f) [ ] Adjustments - different conditions apply. The following adjustments to Post-Severance Compensation apply to the designated Contribution Types (Choose one or more of (g) through (n). Choose Contribution Type as applicable.) : (1) (2) (3) (4) All Elective Post-Severance Compensation: Contributions Deferrals Matching Nonelective (g) [ ] None. The Plan takes into account N/A [ ] [ ] [ ] Post-Severance Compensation as to the (See Election 10(d)) designated Contribution Types as specified under the basic plan document. (h) [ ] Exclude All. Exclude all Post-Severance [ ] OR [ ] [ ] [ ] Compensation. [ Note: 415 testing Compensation (versus allocation Compensation) must include Post-Severance Compensation comprised of regular pay. See Section 4.05(F) .] (i) [ ] Regular Pay. Exclude Post-Severance Compensation [ ] OR [ ] [ ] [ ] comprised of regular pay. See Section 1.11(I)(1)(a). 194558-01 (effective August 22, 2019) © 2014 Great-West Trust Company, LLC or its suppliers 5

Nonstandardized 401(k) Plan [Note: 415 testing Compensation (versus allocation Compensation) must include Post-Severance Compensation comprised of regular pay. See Section 4.05(F) .] (j) [X] Leave cash-out. Exclude Post-Severance [X] OR [ ] [ ] [ ] Compensation comprised of leave cash -out. See Section 1.11(I)(1)(b). (k) [X] Deferred Compensation. Exclude Post-Severance [X] OR [ ] [ ] [ ] Compensation comprised of deferred compensation. See Section 1.11(I)(1)(c). (l) [ ] Salary continuation for military service. Include [ ] OR [ ] [ ] [ ] Post-Severance Compensation comprised of salary continuation for military service. See Section 1.11(I)(2). (m) [ ] Salary continuation for disabled Participants. [ ] OR [ ] [ ] [ ] Include Post-Severance Compensation comprised of salary continuation for disabled Participants. See Section 1.11(I)(3). (Choose one of (1) or (2).) : (1) [ ] For NHCEs only. (2) [ ] For all Participants. The salary continuation will continue for the following fixed or determinable period: (specify period) . (n) [ ] Describe Post-Severance Compensation by Contribution Type or by Participant group: [Note: Under Election 10(n), the Employer may: (i) elect Compensation from the elections available under Post-Severance Compensation or a combination thereof as to a Participant group (e.g., Include regular pay Post-Severance Compensation for all Contribution Types as to Division A Employees, no Post-Severance Compensation for all Contribution Types to Division B Employees); and/or (ii) define the Contribution Type column headings in a manner which differs from the "all-inclusive" description in the Note immediately preceding Pre-Entry Compensation (e.g., Compensation for Nonelective Contributions does not include any Post-Severance Compensation and for Safe Harbor Nonelective Contributions includes regular pay Post-Severance Compensation). ] 11. EXCLUDED COMPENSATION (1.11(G)) . Apply the following Compensation exclusions to Elections 9 and 10 (Choose one of (a), (b), or (c).) : (a) [ ] No exclusions. Compensation as to all Contribution Types means Compensation as elected in Elections 9 and 10 (skip to Election 12) . (b) [X] Exclusions - same for all Contribution Types. The following exclusions apply to all Contribution Types (Choose one or more of (e) through (l). Choose column (1) for each option elected at (e) through (k).) : (c) [ ] Exclusions - different conditions apply. The following exclusions apply for the designated Contribution Types (Choose one or more of (d) through (l) below. Choose Contribution Type as applicable.) : [Note: In a safe harbor 401(k) plan, allocations qualifying for the ADP or ACP test safe harbors must be based on a nondiscriminatory definition of Compensation. If the Plan applies permitted disparity, allocations also must be based on a nondiscriminatory definition of Compensation if the Plan is to avoid more complex testing. Elections 11(g) through (l) below may cause allocation Compensation to fail to be nondiscriminatory under Treas. Reg. §1.414(s). In a non-safe harbor 401(k) plan, Elections 11(g) through (l) which result in Compensation failing to be nondiscriminatory, may result in more complex nondiscrimination testing. For this Election 11, unless described otherwise in Election 11(l), Elective Deferrals includes Pre-Tax Deferrals, Roth Deferrals and Employee Contributions, Matching includes all Matching Contributions and Nonelective includes all Nonelective Contributions .] (1) (2) (3) (4) All Elective Compensation Exclusions Contributions Deferrals Matching Nonelective (d) [ ] No exclusions - limited. No exclusion as to N/A [ ] [ ] [ ] the designated Contribution Type(s). (See Election 11(a)) (e) [ ] Elective Deferrals. See Section 1.21. N/A N/A [ ] [ ] (f) [ ] Fringe benefits. As described in Treas. [ ] OR [ ] [ ] [ ] Reg. §1.414(s)-1(c)(3). (g) [ ] Compensation exceeding $ . [ ] OR [ ] [ ] [ ] Apply this election to (Choose one of (1) or (2).) : (1) [ ] All Participants. 194558-01 (effective August 22, 2019) © 2014 Great-West Trust Company, LLC or its suppliers 6

Nonstandardized 401(k) Plan [Note: If the Employer elects Safe Harbor Contributions under Election 6(e), the Employer may not elect 11(g)(1) to limit the Safe Harbor Contribution allocation to the NHCEs. ] (2) [ ] HCE Participants only. (h) [ ] Bonus. [ ] OR [ ] [ ] [ ] (i) [ ] Commission. [ ] OR [ ] [ ] [ ] (j) [ ] Overtime. [ ] OR [ ] [ ] [ ] (k) [X] Related Employers. See Section 1.24(C). (If there are Related Employers, choose one or both of (1) and (2).) : (1) [X] Non-Participating. Compensation paid to [X] OR [ ] [ ] [ ] Employees by a Related Employer that is not a Participating Employer. (2) [X] Participating. As to the Employees of any [X] OR [ ] [ ] [ ] Participating Employer, Compensation paid by any other Participating Employer to its Employees. See Election 28(g)(2)a. (l) [X] Describe Compensation exclusion(s): As to All Contributions, exclude any reimbursement of or allowance for expenses except for amounts reimbursed under the Liberty National Life Insurance Company Business Expenses for Agents and Management Plan, Employer contributions to any form of employee retirement, pension, profit sharing or thrift plan, any amount received in connection with the exercise of a stock option or realized from the sale, exchange or other disposition of stock acquired under a stock option, director's fees, annual service awards, deferred compensation accrued under any nonqualified deferred compensation agreement or contract or any amendment or replacement thereof, renewal commissions, other than renewal commissions paid to agents authorized to solicit applications for both ordinary and home service policies of insurance, any amounts due to or paid to a Participant as a result of the settlement of his commission account balance upon the termination of his employment for any reason, payments made to any Employee after such Employee's separation from service, in the form of severance benefits. [Note: Under Election 11(l), the Employer may: (i) describe Compensation from the elections available under Elections 11(d) through (k), or a combination thereof as to a Participant group (e.g., No exclusions as to Division A Employees and exclude bonus as to Division B Employees); (ii) define the Contribution Type column headings in a manner which differs from the "all-inclusive" description in the Note immediately following Election 11(c) (e.g., Elective Deferrals means §125 cafeteria deferrals only OR No exclusions as to Safe Harbor Contributions and exclude bonus as to Nonelective Contributions); and/or (iii) describe another exclusion (e.g., Exclude shift differential pay). ] 12. HOURS OF SERVICE (1.32) . The Plan credits Hours of Service for the following purposes (and to the Employees described in Elections 12(d) or (e)) as follows (Choose one or more of (a) through (e) as applicable.) : (1) (2) (3) (4) All Allocation Purposes Eligibility Vesting Conditions (a) [ ] Actual Method. See Section 1.32(A)(1). [ ] OR [ ] [ ] [ ] (b) [ ] Equivalency Method: [ ] OR [ ] [ ] [ ] (e.g., daily, weekly, etc.) . See Section 1.32(A)(2). (c) [X] Elapsed Time Method. See Section 1.32(A)(3). [ ] OR [ ] [X] [ ] (d) [X] Actual (hourly) and Equivalency (salaried). [ ] OR [X] [ ] [X] Actual Method for hourly paid Employees and Equivalency Method: weekly (e.g., daily, weekly, etc.) for salaried Employees. (e) [ ] Describe method: [Note: Under Election 12(e), the Employer may describe Hours of Service from the elections available under Elections 12(a) through (d), or a combination thereof as to a Participant group and/or Contribution Type (e.g., For all purposes, Actual Method applies to office workers and Equivalency Method applies to truck drivers).] 194558-01 (effective August 22, 2019) © 2014 Great-West Trust Company, LLC or its suppliers 7

Nonstandardized 401(k) Plan 13. ELECTIVE SERVICE CREDITING (1.59(C)) . The Plan must credit Related Employer Service under Section 1.24(C) and also must credit certain Predecessor Employer/Predecessor Plan Service under Section 1.59(B). If the Plan is a Multiple Employer Plan, the Plan also must credit Service as provided in Section 12.08. The Plan also elects under Section 1.59(C) to credit as Service the following Predecessor Employer service (Choose one of (a) or (b).) : (a) [ ] Not applicable. No elective Predecessor Employer Service crediting applies. (b) [X] Applies. The Plan credits the specified service with the following designated Predecessor Employers as Service for the Employer for the purposes indicated (Choose one or both of (1) and (2) as applicable. Complete (3). Choose (4) if applicable.) : [Note: Any elective Service crediting under this Election 13 must be nondiscriminatory .] (1) [ ] All purposes. Credit as Service for all purposes, service with Predecessor Employer(s): (insert as many names as needed) . (2) [X] Designated purposes. Credit as Service, service (1) (2) (3) with the following Predecessor Employer(s) for Contribution the designated purpose(s): Eligibility Vesting Allocation a. Employer: Vesta Insurance Group, Inc. or its subsidiaries [X] [X] [ ] b. Employer: TMK Hogan (or an Affiliate in the case of an [X] [X] [ ] Employee who has transferred his Employment to the Employer from such Affiliate) c. Employer: Waddell & Reed, Inc. [ ] [X] [ ] (3) Time period. Subject to any exceptions noted under Election 13(b)(4), the Plan credits as Service under Elections 13(b)(1) or (2) (Choose one or more of a., b., and c. as applicable.) : a. [X] All. All service, regardless of when rendered. b. [ ] Service after. All service, which is or was rendered after: (specify date) . c. [ ] Service before. All service, which is or was rendered before: (specify date) . (4) [ ] Describe elective Predecessor Employer Service crediting: [Note: Under Election 13(b)(4), the Employer may describe service crediting from the elections available under Elections 13(b)(1) through (3), or a combination thereof as to a Participant group and/or Contribution Type (e.g., For all purposes credit all service with X, but credit service with Y only on/after 1/1/05 OR Credit all service for all purposes with entities the Employer acquires after 12/31/04 OR Service crediting for X Company applies only for purposes of Nonelective Contributions and not for Matching Contributions). ] ARTICLE II ELIGIBILITY REQUIREMENTS 14. ELIGIBILITY (2.01) . To become a Participant in the Plan, an Eligible Employee must satisfy (Choose one of (a), (b), or (c).) : [Note: If the Employer under a safe harbor plan elects "early" eligibility for Elective Deferrals (e.g., less than one Year of Service and age 21), but does not elect early eligibility for any Safe Harbor Contributions, also see Election 30(g). ] [Note: No eligibility conditions apply to Prevailing Wage Contributions. See Section 2.01(D). ] (a) [ ] No conditions. No eligibility conditions as to all Contribution Types. Entry is on the Employment Commencement Date (if that date is also an Entry Date), or if later, upon the next following Plan Entry Date (skip to Election 16) . (b) [ ] Eligibility - same for all Contribution Types. To become a Participant in the Plan as to all Contribution Types, an Eligible Employee must satisfy the following eligibility conditions (Choose one or more of (e) through (k). Choose column (1) for each option elected at (e) through (j).) : (c) [X] Eligibility - different conditions apply. To become a Participant in the Plan for the designated Contribution Types, an Eligible Employee must satisfy the following eligibility conditions (either as to all Contribution Types or as to the designated Contribution Type) (Choose one or more of (d) through (k). Choose Contribution Type as applicable.) : [Note: For this Election 14, unless described otherwise in Election 14(k), or the context otherwise requires, Elective Deferrals includes Pre-Tax Deferrals, Roth Elective Deferrals and Employee Contributions, Matching includes all Matching Contributions (except Safe Harbor Matching Contributions under Section 3.05(E)(3) and Operational QMACs under Section 3.03(C)(2)) and Nonelective includes all Nonelective Contributions (except Safe Harbor Nonelective Contributions under Section 3.05(E)(2) and Operational QNECs under Section 3.04(C)(2)). Safe Harbor includes Safe Harbor Nonelective and Safe Harbor Matching Contributions. If the Employer elects more than one Year of Service as to Additional Matching, the Plan will not satisfy the ACP test safe harbor. See Section 3.05(F)(3). ] 194558-01 (effective August 22, 2019) © 2014 Great-West Trust Company, LLC or its suppliers 8

Nonstandardized 401(k) Plan (1) (2) (3) (4) (5) All Elective Safe Eligibility Conditions Contributions Deferrals Matching Nonelective Harbor (d) [X] None. Entry on the Employment Commencement N/A [X] [ ] [X] [ ] Date (if that date is also an Entry Date) or if later, (See Election 14(a)) upon the next following Plan Entry Date. (e) [ ] Age (not to exceed age 21) . [ ] OR [ ] [ ] [ ] [ ] (f) [X] One Year of Service. See Election 16(a). [ ] OR [ ] [ ] [ ] [X] (g) [ ] Two Years of Service (without an intervening N/A N/A [ ] [ ] N/A Break in Service). 100% vesting is required. [Note: Two Years of Service does not apply to Elective Deferrals, Safe Harbor Contributions or SIMPLE Contributions. ] (h) [ ] month(s) (not exceeding 12 months [ ] OR [ ] [ ] [ ] [ ] for Elective Deferrals, Safe Harbor Contributions and SIMPLE Contributions and not exceeding 24 months for other contributions) . If more than 12 months, 100% vesting is required. Service need not be continuous (no minimum Hours of Service required, and is mere passage of time). [Note: While satisfying a months of service condition without an Hours of Service requirement involves the mere passage of time, the Plan need not apply the Elapsed Time Method in Election 12(c) above, and still may elect the Actual Method in 12(a) above. ] (i) [ ] month(s) with at least Hours of [ ] OR [ ] [ ] [ ] [ ] Service in each month (not exceeding 12 months for Elective Deferrals, Safe Harbor Contributions and SIMPLE Contributions and not exceeding 24 months for other contributions) . If more than 12 months, 100% vesting is required. If the Employee does not complete the designated Hours of Service each month during the specified monthly time period, the Employee is subject to the one Year of Service (or two Years of Service if elect more than 12 months) requirement as defined in Election 16. The months during which the Employee completes the specified Hours of Service (Choose one of (1) or (2).) : (1) [ ] Consecutive. Must be consecutive. (2) [ ] Not consecutive. Need not be consecutive. (j) [ ] Hours of Service within the [ ] OR [ ] [ ] [ ] [ ] time period following the Employee's Employment Commencement Date (not exceeding 12 months for Elective Deferrals, Safe Harbor Contributions and SIMPLE Contributions and not exceeding 24 months for other contributions) . If more than 12 months, 100% vesting is required. If the Employee does not complete the designated Hours of Service during the specified time period (if any), the Employee is subject to the one Year of Service (or two Years of Service if elect more than 12 months) requirement as defined in Election 16. [Note: The Employer may leave the time period option blank in Election 14(j) if the Employer wishes to impose an Hour of Service requirement without specifying a time period within which an Employee must complete the required Hours of Service. ] (k) [ ] Describe eligibility conditions: 194558-01 (effective August 22, 2019) © 2014 Great-West Trust Company, LLC or its suppliers 9

Nonstandardized 401(k) Plan [Note: The Employer may use Election 14(k) to describe different eligibility conditions as to different Contribution Types or Employee groups (e.g., As to all Contribution Types, no eligibility requirements for Division A Employees and one Year of Service as to Division B Employees). The Employer also may elect different ages for different Contribution Types and/or to specify different months or Hours of Service requirements under Elections 14(h), (i), or (j) as to different Contribution Types. Any election must satisfy Code §410(a). ] 15. SPECIAL ELIGIBILITY EFFECTIVE DATE (DUAL ELIGIBILITY) (2.01(E)) . The eligibility conditions of Election 14 and the entry date provisions of Election 17 apply to all Employees unless otherwise elected below (Choose (a) or (b) if applicable.) : [Note: Elections 15(a) or (b) may trigger a coverage failure under Code §410(b). ] (a) [ ] Waiver of eligibility conditions for certain Employees. For all Contribution Types, the eligibility conditions and entry dates apply solely to an Eligible Employee employed or reemployed by the Employer after (specify date) . If the Eligible Employee was employed or reemployed by the Employer by the specified date, the Employee will become a Participant on the latest of: (i) the Effective Date; (ii) the restated Effective Date; (iii) the Employee's Employment Commencement Date or Re-Employment Commencement Date; or (iv) the date the Employee attains age (not exceeding age 21) . [Note: If the Employer does not wish to impose an age condition under clause (iv) as part of the requirements for the eligibility conditions waiver, leave the age blank. ] (b) [ ] Describe special eligibility Effective Date(s): [Note: Under Election 15(b), the Employer may describe special eligibility Effective Dates as to a Participant group and/or Contribution Type (e.g., Eligibility conditions apply only as to Nonelective Contributions and solely as to the Eligible Employees of Division B who were hired or reemployed by the Employer after January 1, 2012). ] 16. YEAR OF SERVICE - ELIGIBILITY (2.02(A)) . (Choose (a), (b), and (c) as applicable.) : [Note: If the Employer under Election 14 elects a one or two Year(s) of Service condition (including any requirement which defaults to such conditions under Elections 14(i), (j), and (k)) or elects to apply a Year of Service for eligibility under any other Adoption Agreement election, the Employer should complete this Election 16. The Employer should not complete Election 16 if it elects the Elapsed Time Method for eligibility. ] (a) [X] Year of Service. An Employee must complete 1,000 Hour(s) of Service during the relevant Eligibility Computation Period to receive credit for one Year of Service under Article II. [ Note: The number may not exceed 1,000. If left blank, the requirement is 1,000 Hours of Service. ] (b) [X] Subsequent Eligibility Computation Periods. After the Initial Eligibility Computation Period described in Section 2.02(C)(2), the Plan measures Subsequent Eligibility Computation Periods as (Choose one of (1), (2), or (3).) : (1) [ ] Plan Year. The Plan Year beginning with the Plan Year which includes the first anniversary of the Employee's Employment Commencement Date. (2) [X] Anniversary Year. The Anniversary Year, beginning with the Employee's second Anniversary Year. (3) [ ] Split. The Plan Year as described in Election 16(b)(1) as to: (describe Contribution Type(s)) and the Anniversary Year as described in Election 16(b)(2) as to: (describe Contribution Type(s)) . [Note: To maximize delayed entry under a two Years of Service condition for Nonelective Contributions or Matching Contributions, the Employer should elect to remain on the Anniversary Year for such contributions. ] (c) [ ] Describe: (e.g., Anniversary Year as to Division A and Plan Year as to Division B.) 17. ENTRY DATE (2.02(D)) . Entry Date means the Effective Date and (Choose one or more of (a) through (g). Choose Contribution Types as applicable.): [Note: For this Election 17, unless described otherwise in Election 17(g), Elective Deferrals includes Pre-Tax Deferrals, Roth Elective Deferrals and Employee Contributions, Matching includes all Matching Contributions (except Operational QMACs under Section 3.03(C)(2)) and Nonelective includes all Nonelective Contributions (except Operational QNECs under Section 3.04(C)(2)). Entry as to Prevailing Wage Contributions is on the Employment Commencement Date. See Section 2.02(D)(3). ] (1) (2) (3) (4) All Elective Contributions Deferrals Matching Nonelective (a) [ ] Semi-annual. The first day of the first month [ ] OR [ ] [ ] [ ] and of the seventh month of the Plan Year. (b) [ ] First day of Plan Year. [ ] OR [ ] [ ] [ ] (c) [ ] First day of each Plan Year quarter. [ ] OR [ ] [ ] [ ] 194558-01 (effective August 22, 2019) © 2014 Great-West Trust Company, LLC or its suppliers 10

Nonstandardized 401(k) Plan (d) [ ] The first day of each month. [ ] OR [ ] [ ] [ ] (e) [ ] Immediate. Upon Employment Commencement Date [ ] OR [ ] [ ] [ ] or if later, upon satisfaction of eligibility conditions. (f) [X] First day of each payroll period. [X] OR [ ] [ ] [ ] (g) [ ] Describe Entry Date(s): [Note: Under Election 17(g), the Employer may describe Entry Dates from the elections available under Elections 17(a) through (f), or a combination thereof as to a Participant group and/or Contribution Type or may elect additional Entry Dates (e.g., As to Matching Contributions excluding Additional Matching, immediate as to Division A Employees and semi-annual as to Division B Employees OR The earlier of the Plan's semi-annual Entry Dates or the entry dates under the Employer's medical plan). ] 18. PROSPECTIVE/RETROACTIVE ENTRY DATE (2.02(D)) . An Employee after satisfying the eligibility conditions in Election 14 will become a Participant (unless an Excluded Employee under Election 8) on the Entry Date (if employed on that date) (Choose one or more of (a) through (f). Choose Contribution Type as applicable.): [Note: Unless otherwise excluded under Election 8, an Employee who remains employed by the Employer on the relevant date must become a Participant by the earlier of: (i) the first day of the Plan Year beginning after the date the Employee completes the age and service requirements of Code §410(a); or (ii) 6 months after the date the Employee completes those requirements. For this Election 18, unless described otherwise in Election 18(f), Elective Deferrals includes Pre-Tax Deferrals, Roth Deferrals and Employee Contributions, Matching includes all Matching Contributions (except Operational QMACs under Section 3.03(C)(2)) and Nonelective includes all Nonelective Contributions, (except Operational QNECs under Section 3.04(C)(2)). ] (1) (2) (3) (4) All Elective Contributions Deferrals Matching Nonelective (a) [X] Immediately following or coincident with the date [X] OR [ ] [ ] [ ] the Employee completes the eligibility conditions. (b) [ ] Immediately following the date the Employee [ ] OR [ ] [ ] [ ] completes the eligibility conditions. (c) [ ] Immediately preceding or coincident with the date N/A N/A [ ] [ ] the Employee completes the eligibility conditions. (d) [ ] Immediately preceding the date the Employee N/A N/A [ ] [ ] completes the eligibility conditions. (e) [ ] Nearest the date the Employee completes the N/A N/A [ ] [ ] eligibility conditions. (f) [ ] Describe retroactive/prospective entry relative to Entry Date: [Note: Under Election 18(f), the Employer may describe the timing of entry relative to an Entry Date from the elections available under Elections 18(a) through (e), or a combination thereof as to a Participant group and/or Contribution Type (e.g., As to Matching Contributions excluding Additional Matching nearest as to Division A Employees and immediately following as to Division B Employees). ] 19. BREAK IN SERVICE - PARTICIPATION (2.03) . The one year hold-out rule described in Section 2.03(C) (Choose one of (a), (b), or (c).) : (a) [X] Does not apply. (b) [ ] Applies. Applies to the Plan and to all Participants. (c) [ ] Limited application. Applies to the Plan, but only to a Participant who has incurred a Severance from Employment. [Note: The Plan does not apply the rule of parity under Code §410(a)(5)(D) unless the Employer in Appendix B specifies otherwise. See Section 2.03(D). ] ARTICLE III PLAN CONTRIBUTIONS AND FORFEITURES 20. ELECTIVE DEFERRAL LIMITATIONS (3.02(A)) . The following limitations apply to Elective Deferrals under Election 6(b), which are in addition to those limitations imposed under the basic plan document (Choose (a) or choose (b) and (c) as applicable.) : (a) [ ] None. No additional Plan imposed limits (skip to Election 21) . [Note: The Employer under Election 20 may not impose a lower deferral limit applicable only to Catch-Up Eligible Participants and the Employer's elections must be nondiscriminatory. The elected limits apply to Pre-Tax Deferrals and to Roth Deferrals unless described otherwise. Under a safe harbor plan: (i) NHCEs must be able to defer enough to receive the maximum Safe Harbor Matching and 194558-01 (effective August 22, 2019) © 2014 Great-West Trust Company, LLC or its suppliers 11

Nonstandardized 401(k) Plan Additional Matching Contribution under the Plan and must be permitted to defer any lesser amount; and (ii) the Employer may limit Elective Deferrals to a whole percentage of Compensation or to a whole dollar amount. See Section 1.57(C) as to administrative limitations on Elective Deferrals. ] (b) [X] Additional Plan limit(s). (Choose (1) and (2) as applicable. Complete (3) if (1) or (2) is chosen.) : (1) [X] Maximum deferral amount. A Participant's Elective Deferrals may not exceed: 60% (specify dollar amount and/or percentage of Compensation). (2) [ ] Minimum deferral amount. A Participant's Elective Deferrals may not be less than: (specify dollar amount and/or percentage of Compensation) . (3) Application of limitations. The Election 20(b)(1) and (2) limitations apply based on Elective Deferral Compensation described in Elections 9 - 11. If the Employer elects Plan Year/Participating Compensation under column (1) and in Election 10 elects Participating Compensation, in the Plan Years commencing after an Employee becomes a Participant, apply the elected minimum or maximum limitations to the Plan Year. Apply the elected limitation based on such Compensation during the designated time period and only to HCEs as elected below. (Choose a. or choose b. and c. as applicable. Under each of a., b., or c. choose one of (1) or (2). Choose (3) if applicable.) : (1) (2) (3) Plan Year/Participating Payroll HCEs only Compensation period a. [ ] Both. Both limits under Elections 20(b)(1) and (2). [ ] [ ] [ ] b. [X] Maximum limit. The maximum amount limit under [X] [ ] [ ] Election 20(b)(1). c. [ ] Minimum limit. The minimum amount limit under [ ] [ ] [ ] Election 20(b)(2). (c) [ ] Describe Elective Deferral limitation(s): [Note: Under Election 20(c), the Employer: (i) may describe limitations on Elective Deferrals from the elections available under Elections 20(a) and (b) or a combination thereof as to a Participant group (e.g., No limit applies to Division A Employees. Division B Employees may not defer in excess of 10% of Plan Year Compensation); (ii) may elect a different time period to which the limitations apply; and/or (iii) may apply a different limitation to Pre-Tax Deferrals and to Roth Deferrals. ] 21. AUTOMATIC DEFERRAL (ACA/EACA/QACA) (3.02(B)) . The Automatic Deferral provisions of Section 3.02(B) (Choose one of (a) or (b). Also see Election 34 regarding Automatic Escalation of Salary Reduction Agreements.): (a) [ ] Do not apply. The Plan is not an ACA, EACA, or QACA (skip to Election 22) . (b) [X] Apply. The Automatic Deferral Effective Date is the effective date of automatic deferrals or, as appropriate, any subsequent amendment thereto. (As to an EACA or QACA, this provision may not be effective earlier than Plan Years beginning on or after January 1, 2008) . (Complete (1), (2), and (3). Complete (4) and (5) if an EACA or an EACA/QACA. Choose (6), (7), and/or (8) as applicable.): (1) Type of Automatic Deferral Arrangement. The Plan is an (Choose one of a., b., or c.) : a. [ ] ACA. The Plan is an Automatic Contribution Arrangement (ACA) under Section 3.02(B)(1). b. [ ] EACA. The Plan is an Eligible Automatic Contribution Arrangement (EACA) under Section 3.02(B)(2). c. [X] EACA/QACA. The Plan is a combination EACA and Qualified Automatic Contribution Arrangement (QACA) under Sections 3.02(B)(3) and 3.05(J). [Note: If the Employer chooses Elections 21(b)(1)c, the Employer also must choose election 6(e) and complete Election 30 as to the Safe Harbor Contributions under the QACA .] (2) Participants affected. The Automatic Deferral applies to (Choose one of a., b., c., or d. Choose e. if applicable.) : a. [ ] All Participants. All Participants, regardless of any prior Salary Reduction Agreement, unless and until they make a Contrary Election after the Automatic Deferral Effective Date. b. [ ] Election of at least Automatic Deferral Percentage. All Participants, except those who have in effect a Salary Reduction Agreement on the Automatic Deferral Effective Date provided that the Elective Deferral amount under the Agreement is at least equal to the Automatic Deferral Percentage. c. [X] No existing Salary Reduction Agreement. All Participants, except those who have in effect a Salary Reduction Agreement on the Automatic Deferral Effective Date regardless of the Elective Deferral amount under the Agreement. d. [ ] New Participants (not applicable to QACA). Each Employee whose Entry Date is on or following the Automatic Deferral Effective Date. 194558-01 (effective August 22, 2019) © 2014 Great-West Trust Company, LLC or its suppliers 12

Nonstandardized 401(k) Plan e. [ ] Describe affected Participants (not applicable to QACA): [Note: The Employer in Election 21(b)(2)e. may further describe affected Participants, e.g., non-Collective Bargaining Employees OR Division A Employees. However, for Plan Years commencing on or after January 1, 2010, all Employees eligible to defer must be Covered Employees to apply the 6-month correction period without excise tax under Code §4979 .] (3) Automatic Deferral Percentage/Scheduled increases. (Choose one of a., b., or c.) : a. [X] Fixed percentage. The Employer, as to each Participant affected, will withhold as the Automatic Deferral Percentage, 3 % from the Participant's Compensation each payroll period unless the Participant makes a Contrary Election. The Automatic Deferral Percentage will or will not increase in Plan Years following the Plan Year containing the Automatic Deferral Effective Date (or, if later, the Plan Year or partial Plan Year in which the Automatic Deferral first applies to a Participant) as follows (Choose one of d., e., or f.) : [Note: In order to satisfy the QACA requirements, enter an amount between 6% and 10% if no scheduled increase. ] b. [ ] QACA statutory increasing schedule. The Automatic Deferral Percentage will be: Plan Year of application to a Participant Automatic Deferral Percentage 1 3% 2 3% 3 4% 4 5% 5 and thereafter 6% c. [ ] Other increasing schedule. The Automatic Deferral Percentage will be: Plan Year of application to a Participant Automatic Deferral Percentage % % % % % d. [ ] No scheduled increase. The Automatic Deferral Percentage applies in all Plan Years. e. [X] Automatic increase. The Automatic Deferral Percentage will increase by 1 % per year up to a maximum of 6 % of Compensation. f. [ ] Describe increase: [Note: To satisfy the QACA requirements, the Automatic Deferral Percentage must be: (i) a fixed percentage which is at least 6% and not more than 10% of Compensation; (ii) an increasing Automatic Deferral Percentage in accordance with the schedule under Election 20(b)(3)b.; or (iii) an alternative schedule which must require, for each Plan Year, an Automatic Deferral Percentage that is at least equal to the Automatic Deferral Percentage under the schedule in Election 21(b)(3)b. and which does not exceed 10%. See Section 3.02(B)(3). ] (4) EACA permissible withdrawal. The permissible withdrawal provisions of Section 3.02(B)(2)(d) (Choose one of a., b., or c.): a. [X] Do not apply. b. [ ] 90 day withdrawal. Apply within 90 days of the first Automatic Deferral. c. [ ] 30-90 day withdrawal. Apply, within days of the first Automatic Deferral (may not be less than 30 nor more than 90 days) . (5) Contrary Election/Covered Employee. For Plan Years beginning on or after January 1, 2010, any Participant who makes a Contrary Election (Choose one of a. or b.; leave blank if an ACA or a QACA not subject to the ACP test.) : a. [ ] Covered Employee. Is a Covered Employee and continues to be covered by the EACA provisions. [ Note: Under this Election, the Participant's Contrary Election will remain in effect, but the Participant must receive the EACA annual notice. ] b. [ ] Not a Covered Employee. Is not a Covered Employee and will not continue to be covered by the EACA provisions. [Note: Under this Election, the Participant no longer must receive the EACA annual notice, but the Plan cannot use the six-month period for relief from the excise tax of Code §4979(f)(1). ] (6) Change Date. The Elective Deferrals under Election 21(b)(3)b., c., e., or f. will increase on the following day each Plan Year: a. [X] First day of the Plan Year. b. [ ] Other: (must be a specified or definitely determinable date that occurs at least annually) 194558-01 (effective August 22, 2019) © 2014 Great-West Trust Company, LLC or its suppliers 13

Nonstandardized 401(k) Plan (7) First Year of Increase. The automatic increase under Election 21(b)(3)e. or f. will apply to a Participant beginning with the first Change Date after the Participant first has automatic deferrals withheld, unless a. is selected below: a. [ ] The increase will apply as of the second Change Date thereafter. (8) [ ] Describe Automatic Deferral: [Note: Under Election 21(b)(8), the Employer may describe Automatic Deferral provisions from the elections available under Election 21 and/or a combination thereof as to a Participant group (e.g., Automatic Deferrals do not apply to Division A Employees. All Division B Employee/Participants are subject to an Automatic Deferral Amount equal to 3% of Compensation effective as of January 1, 2013). ] 22. CODA (3.02(C)) . The CODA provisions of Section 3.02(C) (Choose one of (a) or (b).) : (a) [X] Do not apply. (b) [ ] Apply. For each Plan Year for which the Employer makes a designated CODA contribution under Section 3.02(C), a Participant may elect to receive directly in cash not more than the following portion (or, if less, the Elective Deferral Limit) of his/her proportionate share of that CODA contribution (Choose one of (1) or (2).) : (1) [ ] All or any portion. (2) [ ] % 23. CATCH-UP DEFERRALS (3.02(D)) . The Plan permits Catch-Up Deferrals unless the Employer elects otherwise below. (Choose (a) if applicable.) (a) [ ] Not Permitted. May not make Catch-Up Deferrals to the Plan. 24. MATCHING CONTRIBUTIONS (EXCLUDING SAFE HARBOR MATCH AND ADDITIONAL MATCH UNDER SECTION 3.05) (3.03(A)) . The Employer Matching Contributions under Election 6(c) are subject to the following additional elections regarding type (discretionary/fixed), rate/amount, limitations and time period (collectively, such elections are "the matching formula") and the allocation of Matching Contributions is subject to Section 3.06 except as otherwise provided (Choose one or more of (a) through (g) as applicable; then, for the elected match, complete (1), (2), and/or (3) as applicable. If the Employer completes (2) or (3), also complete one of (4), (5), or (6).) : [Note: If the Employer wishes to make any Matching Contributions that satisfy the ADP or ACP safe harbor, the Employer should make these Elections under Election 30, and not under this Election 24. ] (1) (2) (3) (4) (5) (6) Limit on Apply Apply Match Deferrals Limit on Apply limit(s) per limit(s) per Rate/Amt Matched Match Amount limit(s) per payroll designated [$/% of Elective [$/% of [$/% of Plan Year period [no time period Deferrals] Compensation] Compensation] ["true-up"] "true-up"] [no "true-up"] (a) [ ] Discretionary – see [ ] [ ] [ ] Section 1.35(B) ( The Employer may, but is not required to complete (a)(1)-(6). See the "Note" following Election 24. ) (b) [ ] Fixed – uniform [ ] [ ] [ ] rate/amount (c) [ ] Fixed – tiered Elective Matching [ ] [ ] [ ] Deferral % Rate % % % % % % % % (d) [ ] Fixed – Years of Years Matching [ ] [ ] [ ] Service of Service Rate % % % % (1) "Years of Service" under this Election 24(d) means (Choose one of a. or b.) : 194558-01 (effective August 22, 2019) © 2014 Great-West Trust Company, LLC or its suppliers 14

Nonstandardized 401(k) Plan a. [ ] Eligibility. Years of Service for eligibility in Election 16. b. [ ] Vesting. Years of Service for vesting in Elections 43 and 44. (e) [ ] Fixed – multiple Formula 1: [ ] [ ] [ ] formulas Formula 2: [ ] [ ] [ ] Formula 3: [ ] [ ] [ ] (f) [ ] Related and Participating Employers. If any Related and Participating Employers (or in the case of a Multiple Employer Plan, Participating Employers regardless of whether they are Related Employers) contribute Matching Contributions to the Plan, the following apply (Complete (1) and (2).) : (1) Matching formula. The matching formula for the Participating Employer(s) (Choose one of a. or b.) : a. [ ] All the same. Is (are) the same as for the Signatory Employer under this Election 24. b. [ ] At least one different. Is (are) as follows: . (2) Allocation sharing. The Plan Administrator will allocate the Matching Contributions made by the Signatory Employer and by any Participating Employer (Choose one of a. or b.) : a. [ ] Employer by Employer. Only to the Participants directly employed by the contributing Employer. b. [ ] Across Employer lines. To all Participants regardless of which Employer directly employs them and regardless of whether their direct Employer made Matching Contributions for the Plan Year. [Note: Unless the Plan is a Multiple Employer Plan, the Employer should not elect 24(f) unless there are Related Employers which are also Participating Employers . See Section 1.24(D). ] (g) [ ] Describe: (The formula described must satisfy the definitely determinable requirement under Treas. Reg. §1.401-1(b). If the formula is non-uniform, it is not a design-based safe harbor for nondiscrimination purposes.) [Note: See Section 1.35(A) as to Fixed Matching Contributions. A Participant's Elective Deferral percentage is equal to the Participant's Elective Deferrals divided by his/her Compensation. The matching rate/amount is the specified rate/amount of match for the corresponding Elective Deferral amount/percentage. Any Matching Contributions apply to Pre-Tax Deferrals and to Roth Deferrals unless described otherwise in Election 24(g). Matching Contributions for nondiscrimination testing purposes are subject to the targeting limitations. See Section 4.10(D). The Employer under Election 24(a) in its discretion may determine the amount of a Discretionary Matching Contribution and the matching contribution formula. Alternatively, the Employer in Election 24(a) may specify the Discretionary Matching Contribution formula. ] 25. QMAC (PLAN-DESIGNATED) (3.03(C)(1)) . The following provisions apply regarding Plan-Designated QMACs (Choose one of (a) or (b).) : [Note: Regardless of its elections under this Election 25, the Employer under Section 3.03(C)(2) may elect for any Plan Year where the Plan is using Current Year Testing to make Operational QMACs which the Plan Administrator will allocate only to NHCEs for purposes of correction of an ADP or ACP test failure. ] (a) [ ] Not applicable. There are no Plan-Designated QMACs. (b) [ ] Applies. There are Plan-Designated QMACs to which the following provisions apply (Complete (1) and (2).) : (1) Matching Contributions affected. The following Matching Contributions (as allocated to the designated allocation group under Election 25(b)(2)) are Plan-Designated QMACs (Choose one of a. or b.) : a. [ ] All. All Matching Contributions. b. [ ] Designated. Only the following Matching Contributions under Election 24: . (2) Allocation Group. Subject to Section 3.06, allocate the Plan-Designated QMAC (Choose one of a. or b.) : a. [ ] NHCEs only. Only to NHCEs who make Elective Deferrals subject to the Plan-Designated QMAC. b. [ ] All Participants. To all Participants who make Elective Deferrals subject to the Plan-Designated QMAC. The Plan Administrator will allocate all other Matching Contributions as Regular Matching Contributions under Section 3.03(B), except as provided in Sections 3.03(C)(2) or 3.05. [Note: See Section 4.10(D) as to targeting limitations applicable to QMAC nondiscrimination testing. ] 194558-01 (effective August 22, 2019) © 2014 Great-West Trust Company, LLC or its suppliers 15

Nonstandardized 401(k) Plan 26. MATCHING CATCH-UP DEFERRALS (3.03(D)) . If a Participant makes a Catch-Up Deferral, the Employer (Choose one of (a) or (b); leave blank if Election 23(a) is selected.) : (a) [ ] Match. Will apply to the Catch-Up Deferral (Choose one of (1) or (2).) : (1) [ ] All. All Matching Contributions. (2) [ ] Designated. The following Matching Contributions in Election 24: . (b) [ ] No Match. Will not match any Catch-Up Deferrals. [Note: Election 26 does not apply to a safe harbor 401(k) plan unless the Employer will apply the ACP test. See Elections 38(a)(2)b. In this case, Election 26 applies only to Additional Matching, if any. A safe harbor 401(k) Plan will apply the Basic Match, QACA Basic Match or Enhanced Match to Catch-Up Deferrals. If the Employer elects to apply the ACP test safe harbor under Election 38(a)(2)a., Election 26 does not apply and the Plan also will apply any Additional Match to Catch-Up Deferrals. ] 27. NONELECTIVE CONTRIBUTIONS (TYPE/AMOUNT) INCLUDING PREVAILING WAGE CONTRIBUTIONS (3.04(A)) . The Employer Nonelective Contributions under Election 6(d) are subject to the following additional elections as to type and amount (Choose one or more of (a) through (e) as applicable.) : (a) [X] Discretionary. An amount the Employer in its sole discretion may determine. (b) [ ] Fixed. (Choose one or more of (1) through (3) as applicable.) : (1) [ ] Uniform %. % of each Participant's Compensation, per (e.g., Plan Year, month) . (2) [ ] Fixed dollar amount. $ , per (e.g., Plan Year, month, HOS, per Participant per month) . (3) [ ] Describe: (The formula described must satisfy the definitely determinable requirement under Treas. Reg. §1.401-1(b). If the formula is non-uniform, it is not a design-based safe harbor for nondiscrimination purposes.) [Note: The Employer under Election 27(b)(3) may specify any Fixed Nonelective Contribution formula not described under Elections 27(b)(1) or (2) (e.g., For each Plan Year, 2% of net profits exceeding $50,000, or The cash value of unused paid time off, as described in Section 3.04(A)(2)(a) and the Employer's Paid Time Off Plan) and/or the Employer may describe different Fixed Nonelective Contributions as applicable to different Participant groups (e.g., A Fixed Nonelective Contribution equal to 5% of Plan Year Compensation applies to Division A Participants and a Fixed Nonelective Contribution equal to $500 per Participant each Plan Year applies to Division B Participants).] (c) [ ] Prevailing Wage Contribution. The Prevailing Wage Contribution amount(s) specified for the Plan Year or other applicable period in the Employer's Prevailing Wage Contract(s). The Employer will make a Prevailing Wage Contribution only to Participants covered by the Contract and only as to Compensation paid under the Contract. The Employer must specify the Prevailing Wage Contribution by attaching an appendix to the Adoption Agreement that indicates the contribution rate(s) applicable to the prevailing wage employment/job classification(s). If the Participant accrues an allocation of Employer Contributions (including forfeitures) under the Plan or any other Employer plan in addition to the Prevailing Wage Contribution, the Plan Administrator will (Choose one of (1) or (2).) : (1) [ ] No offset. Not reduce the Participant's Employer Contribution allocation by the amount of the Prevailing Wage Contribution. (2) [ ] Offset. Reduce the Participant's Employer Contribution allocation by the amount of the Prevailing Wage Contribution. (d) [X] Related and Participating Employers. If any Related and Participating Employers (or in the case of a Multiple Employer Plan, Participating Employers regardless of whether they are Related Employers) contribute Nonelective Contributions to the Plan, the contribution formula(s) (Choose one of (1) or (2).) : (1) [X] All the same. Is (are) the same as for the Signatory Employer under this Election 27. (2) [ ] At least one different. Is (are) as follows: . [Note: Unless the Plan is a Multiple Employer Plan, the Employer should not elect 27(d) unless there are Related Employers which are also Participating Employers . See Section 1.24(D). The Employer electing 27(d) also must complete Election 28(g) as to the allocation methods which apply to the Participating Employers.] (e) [ ] Describe: (The formula described must satisfy the definitely determinable requirement under Treas. Reg. §1.401-1(b). If the formula is non-uniform, it is not a design-based safe harbor for nondiscrimination purposes.) [Note: Under Election 27(e), the Employer may describe the amount and type of Nonelective Contributions from the elections available under Election 27 and/or a combination thereof as to a Participant group (e.g., A Discretionary Nonelective Contribution applies to Division A Employees. A Fixed Nonelective Contribution equal to 5% of Plan Year Compensation applies to Division B Employees). ] 194558-01 (effective August 22, 2019) © 2014 Great-West Trust Company, LLC or its suppliers 16

Nonstandardized 401(k) Plan 28. NONELECTIVE CONTRIBUTION ALLOCATION (3.04(B)) . The Plan Administrator, subject to Section 3.06, will allocate to each Participant any Nonelective Contribution (excluding QNECs) under the following contribution allocation formula (Choose one or more of (a) through (h) as applicable.) : (a) [X] Pro rata. As a uniform percentage of Participant Compensation. (b) [ ] Permitted disparity. In accordance with the permitted disparity allocation provisions of Section 3.04(B)(2), under which the following permitted disparity formula and definition of "Excess Compensation" apply (Complete (1) and (2).) : (1) Formula (Choose one of a., b., or c.): a. [ ] Two-tiered. b. [ ] Four-tiered. c. [ ] Two-tiered , except that the four-tiered formula will apply in any Plan Year for which the Plan is top-heavy. (2) Excess Compensation. For purposes of Section 3.04(B)(2), "Excess Compensation" means Compensation in excess of the integration level provided below (Choose one of a. or b.) : a. [ ] Percentage amount. % (not exceeding 100%) of the Taxable Wage Base in effect on the first day of the Plan Year, rounded to the next highest $ (not exceeding the Taxable Wage Base) . b. [ ] Dollar amount. The following amount: $ (not exceeding the Taxable Wage Base in effect on the first day of the Plan Year) . (c) [ ] Incorporation of contribution formula. The Plan Administrator will allocate any Fixed Nonelective Contribution under Elections 27(b), 27(d), or 27(e), or any Prevailing Wage Contribution under Election 27(c), in accordance with the contribution formula the Employer adopts under those Elections. (d) [ ] Classifications of Participants. [This is a nondesigned based safe harbor allocation method. ] In accordance with the classifications allocation provisions of Section 3.04(B)(3). (Complete (1) and (2).) : (1) Description of the classifications. [This is a nondesigned based safe harbor allocation method. ] The classifications are (Choose one of a., b., or c.) : [Note: Typically, the Employer would elect 28(d) where it intends to satisfy nondiscrimination requirements using "cross-testing" under Treas. Reg. §1.401(a)(4)-8. However, choosing this election does not necessarily require application of cross-testing and the Plan may be able to satisfy nondiscrimination as to its classification-based allocations by testing allocation rates. ] a. [ ] Each in own classification. Each Participant constitutes a separate classification. b. [ ] NHCEs/HCEs. Nonhighly Compensated Employee/Participants and Highly Compensated Employee/Participants. c. [ ] Describe the classifications: [Note: Any classifications under Election 28(d) must result in a definitely determinable allocation under Treas. Reg. §1.401-1(b)(1)(ii). The classifications cannot limit the NHCEs benefiting under the Plan only to those NHCE/Participants with the lowest Compensation and/or the shortest periods of Service and who may represent the minimum number of benefiting NHCEs necessary to pass coverage under Code §410(b). In the case of a self-employed Participant (i.e., sole proprietorships or partnerships), the requirements of Treas. Reg. §1.401(k)-1(a)(6) apply and the allocation method should not result in a cash or deferred election for the self-employed Participant. The Employer by the due date of its tax return (including extensions) must advise the Plan Administrator or Trustee in writing as to the allocation rate applicable to each Participant under Election 28(d)(1)a. or applicable to each classification under Elections 28(d)(1)b. or c. for the allocation Plan Year. ] (2) Allocation method within each classification. Allocate the Nonelective Contribution within each classification as follows (Choose one of a., b., or c.) : a. [ ] Pro rata. As a uniform percentage of Compensation of each Participant within the classification. b. [ ] Flat dollar. The same dollar amount to each Participant within the classification. c. [ ] Describe: (e.g., Allocate pro rata to NHCEs and flat dollar to HCEs.) (e) [ ] Age-based. [This is a nondesigned based safe harbor allocation method. ] In accordance with the age-based allocation provisions of Section 3.04(B)(5). The Plan Administrator will use the Actuarial Factors based on the following assumptions (Complete both (1) and (2).) : (1) Interest rate. (Choose one of a., b., or c.) : a. [ ] 7.5% b. [ ] 8.0% c. [ ] 8.5% 194558-01 (effective August 22, 2019) © 2014 Great-West Trust Company, LLC or its suppliers 17

Nonstandardized 401(k) Plan (2) Mortality table. (Choose one of a. or b.) : a. [ ] UP-1984. See Appendix D. b. [ ] Alternative: (Specify 1983 GAM, 1983 IAM, 1971 GAM or 1971 IAM and attach applicable tables using such mortality table and the specified interest rate as replacement Appendix D.) (f) [ ] Uniform points. In accordance with the uniform points allocation provisions of Section 3.04(B)(6). Under the uniform points allocation formula, a Participant receives (Choose one or both of (1) and (2). Choose (3) if applicable.) : (1) [ ] Years of Service. point(s) for each Year of Service. The maximum number of Years of Service counted for points is . "Year of Service" under this Election 28(f) means (Choose one of a. or b.) : a. [ ] Eligibility. Years of Service for eligibility in Election 16. b. [ ] Vesting. Years of Service for vesting in Elections 43 and 44. [Note: A Year of Service must satisfy Treas. Reg. §1.401(a)(4)-11(d)(3) for the uniform points allocation to qualify as a safe harbor allocation under Treas. Reg. §1.401(a)(4)-2(b)(3). ] (2) [ ] Age. point(s) for each year of age attained during the Plan Year. (3) [ ] Compensation. point(s) for each $ (not to exceed $200) increment of Plan Year Compensation. (g) [X] Related and Participating Employers. If any Related and Participating Employers (or in the case of a Multiple Employer Plan, Participating Employers regardless of whether they are Related Employers) contribute Nonelective Contributions to the Plan, the Plan Administrator will allocate the Nonelective Contributions made by the Participating Employer(s) under Election 27(d) (Complete (1) and (2).) : (1) Allocation Method. (Choose one of a. or b.) : a. [X] All the same. Using the same allocation method as applies to the Signatory Employer under this Election 28. b. [ ] At least one different. Under the following allocation method(s): . (2) Allocation sharing. The Plan Administrator will allocate the Nonelective Contributions made by the Signatory Employer and by any Participating Employer (Choose one of a. or b.) : a. [X] Employer by Employer. Only to the Participants directly employed by the contributing Employer. b. [ ] Across Employer lines. To all Participants regardless of which Employer directly employs them and regardless of whether their direct Employer made Nonelective Contributions for the Plan Year. [Note: Unless the Plan is a Multiple Employer Plan, the Employer should not elect 28(g) unless there are Related Employers which are also Participating Employers. See Section 1.24(D) and Election 27(d). If the Employer elects 28(g)(2)a., the Employer should also elect 11(k)(2), to disregard the Compensation paid by "Y" Participating Employer in determining the allocation of the "X" Participating Employer contribution to a Participant (and vice versa) who receives Compensation from both X and Y. If the Employer elects 28(g)(2)b., the Employer should not elect 11(k)(2). Election 28(g)(2)a. does not apply to Safe Harbor Nonelective Contributions. ] (h) [X] Describe: An additional Nonelective Contribution may be made per the attached addendum. (The formula described must satisfy the definitely determinable requirement under Treas. Reg. §1.401-1(b). If the formula is non-uniform, it is not a design-based safe harbor for nondiscrimination purposes.) 29. QNEC (PLAN-DESIGNATED) (3.04(C)(1)) . The following provisions apply regarding Plan-Designated QNECs (Choose one of (a) or (b).) : [Note: Regardless of its elections under this Election 29, the Employer under Section 3.04(C)(2) may elect for any Plan Year where the Plan is using Current Year Testing to make Operational QNECs which the Plan Administrator will allocate only to NHCEs for purposes of correction of an ADP or ACP test failure .] (a) [X] Not applicable. There are no Plan-Designated QNECs. (b) [ ] Applies. There are Plan-Designated QNECs to which the following provisions apply (Complete (1), (2), and (3).) : (1) Nonelective Contributions affected. The following Nonelective Contributions (as allocated to the designated allocation group under Election 29(b)(2)) are Plan-Designated QNECs (Choose one of a. or b.) : a. [ ] All. All Nonelective Contributions. b. [ ] Designated. Only the following Nonelective Contributions under Election 27: . 194558-01 (effective August 22, 2019) © 2014 Great-West Trust Company, LLC or its suppliers 18

Nonstandardized 401(k) Plan (2) Allocation Group. Subject to Section 3.06, allocate the Plan-Designated QNEC (Choose one of a. or b.) : a. [ ] NHCEs only. Only to NHCEs under the method elected in Election 29(b)(3). b. [ ] All Participants. To all Participants under the method elected in Election 29(b)(3). (3) Allocation Method. The Plan Administrator will allocate a Plan-Designated QNEC using the following method (Choose one of a., b., c., or d.): a. [ ] Pro rata. b. [ ] Flat dollar. c. [ ] Reverse. See Section 3.04(C)(3). d. [ ] Describe: (The formula described must satisfy the definitely determinable requirement under Treas. Reg. §1.401-1(b). If the formula is non-uniform, it is not a design-based safe harbor for nondiscrimination purposes.) [Note: See Section 4.10(D) as to targeting limitations applicable to QNEC nondiscrimination testing. ] 30. SAFE HARBOR 401(k) PLAN (SAFE HARBOR CONTRIBUTIONS/ADDITIONAL MATCHING CONTRIBUTIONS) (3.05) . The Employer under Election 6(e) will (or in the case of the Safe Harbor Nonelective Contribution may) contribute the following Safe Harbor Contributions described in Section 3.05(E) and will or may contribute Additional Matching Contributions described in Section 3.05(F) (Choose one of (a) through (e) when and as applicable. Complete (f) and (i). Choose (g), (h), and (j) as applicable.) : (a) [ ] Safe Harbor Nonelective Contribution (including QACA). The Safe Harbor Nonelective Contribution equals % of a Participant's Compensation [ Note: The amount in the blank must be at least 3%. The Safe Harbor Nonelective Contribution applies toward (offsets) most other Employer Nonelective Contributions. See Section 3.05(E)(12). ] (b) [ ] Safe Harbor Nonelective Contribution (including QACA)/delayed year-by-year election (maybe and supplemental notices). In connection with the Employer's provision of the maybe notice under Section 3.05(I)(1), the Employer elects into safe harbor status by giving the supplemental notice and by making this Election 30(b) to provide for a Safe Harbor Nonelective Contribution equal to % (specify amount at least equal to 3%) of a Participant's Compensation. This Election 30(b) and safe harbor status applies for the Plan Year ending: (specify Plan Year end) , which is the Plan Year to which the Employer's maybe and supplemental notices apply. [Note: An Employer distributing the maybe notice can use election 30(b) without completing the year. Doing so requires the Plan to perform Current Year Testing unless the Employer decides to elect safe harbor status. If the Employer wishes to elect safe harbor status for a single year, the Employer must amend the Plan to enter the Plan Year end above. ] (c) [ ] Basic Matching Contribution. A Matching Contribution equal to 100% of each Participant's Elective Deferrals not exceeding 3% of the Participant's Compensation, plus 50% of each Participant's Elective Deferrals in excess of 3% but not in excess of 5% of the Participant's Compensation. See Sections 1.35(E) and 3.05(E)(4). (Complete (1).) : (1) Time period. For purposes of this Election 30(c), "Compensation" and "Elective Deferrals" mean Compensation and Elective Deferrals for: . [ Note: The Employer must complete the blank line with the applicable time period for computing the Basic Match, such as "each payroll period," "each calendar month," "each Plan Year quarter" or "the Plan Year." ] (d) [X] QACA Basic Matching Contribution. A Matching Contribution equal to 100% of a Participant's Elective Deferrals not exceeding 1% of the Participant's Compensation, plus 50% of each Participant's Elective Deferrals in excess of 1% but not in excess of 6% of the Participant's Compensation. (Complete (1).) : [ Note: This election is available only if the Employer has elected the QACA automatic deferrals provisions under Election 21. ] (1) Time period. For purposes of this Election 30(d), "Compensation" and "Elective Deferrals" mean Compensation and Elective Deferrals for: each payroll period . [ Note: The Employer must complete the blank line with the applicable time period for computing the QACA Basic Match, such as "each payroll period," "each calendar month," "each Plan Year quarter" or "the Plan Year." ] (e) [ ] Enhanced Matching Contribution (including QACA). See Sections 1.35(F) and 3.05(E)(6). (Choose one of (1) or (2) and complete (3) for any election.) : (1) [ ] Uniform percentage. A Matching Contribution equal to % of each Participant's Elective Deferrals but not as to Elective Deferrals exceeding % of the Participant's Compensation. (2) [ ] Tiered formula. A Matching Contribution equal to the specified matching rate for the corresponding level of each Participant's Elective Deferral percentage. A Participant's Elective Deferral percentage is equal to the Participant's Elective Deferrals divided by his/her Compensation. 194558-01 (effective August 22, 2019) © 2014 Great-West Trust Company, LLC or its suppliers 19

Nonstandardized 401(k) Plan Elective Deferral Percentage Matching Rate % % % % % % (3) Time period. For purposes of this Election 30(e), "Compensation" and "Elective Deferrals" mean Compensation and Elective Deferrals for: . [ Note: The Employer must complete the blank line with the applicable time period for computing the Enhanced Match, such as "each payroll period," "each calendar month," "each Plan Year quarter" or "the Plan Year." ] [Note: The matching rate may not increase as the Elective Deferral percentage increases and the Enhanced Matching formula otherwise must satisfy the requirements of Code §§401(k)(12)(B)(ii) and (iii) (taking into account Code §401(k)(13)(D)(ii) in the case of a QACA). If the Employer elects to satisfy the ACP safe harbor under Election 38(a)(2)a., the Employer also must limit Elective Deferrals taken into account for the Enhanced Matching Contribution to a maximum of 6% of Plan Year Compensation. ] (f) Participants who will receive Safe Harbor Contributions. The allocation of Safe Harbor Contributions (Choose one of (1), (2), or (3). Choose (4) if applicable.) : (1) [X] Applies to all Participants. Applies to all Participants except as may be limited under Election 30(g). (2) [ ] NHCEs only. Is limited to NHCE Participants only and may be limited further under Election 30(g). No HCE will receive a Safe Harbor Contribution allocation. (3) [ ] NHCEs and designated HCEs. Is limited to NHCE Participants and to the following HCE Participants and may be limited further under Election 30(g): . [Note: Any HCE allocation group the Employer describes under Election 30(f)(3) must be definitely determinable. (e.g., Division "A" HCEs OR HCEs who own more than 5% of the Employer without regard to attribution rules) .] (4) [ ] Applies to all Participants except Collective Bargaining Employees. Notwithstanding Elections 30(f)(1), (2) or (3), the Safe Harbor Contributions are not allocated to Collective Bargaining (union) Employees and may be further limited under Election 30(g). (g) [X] Early Elective Deferrals/delay of Safe Harbor Contribution. The Employer may elect this Election 30(g) only if the Employer in Election 14 elects eligibility requirements for Elective Deferrals of less than age 21 and/or one Year of Service but elects age 21 and one Year of Service for Safe Harbor Matching or for Safe Harbor Nonelective Contributions. The Employer under this Election 30(g) applies the rules of Section 3.05(D) to limit the allocation of any Safe Harbor Contribution under Election 30 for a Plan Year to those Participants who the Plan Administrator in applying the OEE rule described in Section 4.06(C), treats as benefiting in the disaggregated plan covering the Includible Employees. (h) [ ] Another plan. The Employer will make the Safe Harbor Contribution to the following plan: . (i) Additional Matching Contributions. See Sections 1.35(G) and 3.05(F). (Choose one of (1) or (2).) : (1) [X] No Additional Matching Contributions. The Employer will not make any Additional Matching Contributions to its safe harbor Plan. (2) [ ] Additional Matching Contributions. The Employer will or may make the following Additional Matching Contributions to its safe harbor Plan. (Choose a., b., and c. as applicable.) : a. [ ] Fixed Additional Matching Contribution. The following Fixed Additional Matching Contribution (Choose (i) and (ii) as applicable and complete (iii) for any election.) : (i) [ ] Uniform percentage. A Matching Contribution equal to % of each Participant's Elective Deferrals but not as to Elective Deferrals exceeding % of the Participant's Compensation. (ii) [ ] Tiered formula. A Matching Contribution equal to the specified matching rate for the corresponding level of each Participant's Elective Deferral percentage. A Participant's Elective Deferral percentage is equal to the Participant's Elective Deferrals divided by his/her Compensation. Elective Deferral Percentage Matching Rate % % % % % % (iii) Time period. For purposes of this Election 30(i)(2)a., "Compensation" and "Elective Deferrals" mean Compensation and Elective Deferrals for: . [Note: The Employer must complete the blank line with the applicable time period for computing the Additional Match, e.g., each payroll period, each calendar month, each Plan Year quarter OR the Plan Year. If the Employer elects a match under both (i) and (ii) and will apply a different time period to each match, the Employer may indicate as such in the blank line. ] 194558-01 (effective August 22, 2019) © 2014 Great-West Trust Company, LLC or its suppliers 20

Nonstandardized 401(k) Plan b. [ ] Discretionary Additional Matching Contribution. The Employer may make a Discretionary Additional Matching Contribution. If the Employer makes a Discretionary Matching Contribution, the Discretionary Matching Contribution will not apply as to Elective Deferrals exceeding % of the Participant's Compensation (complete the blank if applicable or leave blank) . (i) Time period. For purposes of this Election 30(i)(2)b., "Compensation" and "Elective Deferrals" mean Compensation and Elective Deferrals for: . [Note: The Employer must complete the blank line with the applicable time period for computing the Additional Discretionary Matching Contribution, e.g., each payroll period, each calendar month, each Plan Year quarter OR the Plan Year. If the Employer fails to specify a time period, the Employer is deemed to have elected to compute its Additional Matching Contribution based on the Plan Year. ] c. [ ] Describe Additional Matching Contribution formula and time period: (The formula described must satisfy the definitely determinable requirement under Treas. Reg. §1.401-1(b) and, if the Employer elects to satisfy the ACP safe harbor under Election 38(a)(2)a., the formula must comply with Section 3.05(G).) [Note: If the Employer elects to satisfy the ACP safe harbor under Election 38(a)(2)a. then as to any and all Matching Contributions, including Fixed Additional Matching Contributions and Discretionary Additional Matching Contributions: (i) the matching rate may not increase as the Elective Deferral percentage increases; (ii) no HCE may be entitled to a greater rate of match than any NHCE; (iii) the Employer must limit Elective Deferrals taken into account for the Additional Matching Contributions to a maximum of 6% of Plan Year Compensation; (iv) the Plan must apply all Matching Contributions to Catch-Up Deferrals; and (v) in the case of a Discretionary Additional Matching Contribution, the contribution amount may not exceed 4% of the Participant's Plan Year Compensation. ] (j) [ ] Multiple Safe Harbor Contributions in disaggregated Plan. The Employer elects to make different Safe Harbor Contributions and/or Additional Matching Contributions to disaggregated parts of its Plan under Treas. Reg. §1.401(k)-1(b)(4) as follows: (Specify contributions for disaggregated plans, e.g., as to collectively bargained employees a 3% Nonelective Safe Harbor Contribution applies and as to non-collectively bargained employees, the Basic Matching Contribution applies) . 31. ALLOCATION CONDITIONS (3.06(B)/(C)) . The Plan does not apply any allocation conditions to: (i) Elective Deferrals; (ii) Safe Harbor Contributions; (iii) Additional Matching Contributions which will satisfy the ACP test safe harbor; (iv) Employee Contributions; (v) Rollover Contributions; (vi) Designated IRA Contributions; (vii) SIMPLE Contributions; or (viii) Prevailing Wage Contributions. To receive an allocation of Matching Contributions, Nonelective Contributions or Participant forfeitures, a Participant must satisfy the following allocation condition(s) (Choose one of (a) or (b). Choose (c) if applicable.) : SEE ADDENDUM (a) [ ] No conditions. No allocation conditions apply to Matching Contributions, to Nonelective Contributions or to forfeitures. (b) [X] Conditions. The following allocation conditions apply to the designated Contribution Type and/or forfeitures (Choose one or more of (1) through (7). Choose Contribution Type as applicable.) : [Note: For this Election 31, except as the Employer describes otherwise in Election 31(b)(7) or as provided in Sections 3.03(C)(2) and 3.04(C)(2) regarding Operational QMACs and Operational QNECs, Matching includes all Matching Contributions and Nonelective includes all Nonelective Contributions to which allocation conditions may apply. The Employer under Election 31(b)(7) may not impose an Hour of Service condition exceeding 1,000 Hours of Service in a Plan Year. ] (1) (2) (3) (4) Matching, Nonelective and Forfeitures Matching Nonelective Forfeitures (1) [ ] None. N/A [ ] [ ] [ ] (See Election 31(a)) (2) [ ] 501 HOS/terminees (91 consecutive days if [ ] OR [ ] [ ] [ ] Elapsed Time). See Section 3.06(B)(1)(b). (3) [X] Last day of the Plan Year. [X] OR [ ] [ ] [ ] (4) [ ] Last day of the Election 31(c) time period. [ ] OR [ ] [ ] [ ] (5) [X] 1,000 HOS in the Plan Year (182 consecutive [X] OR [ ] [ ] [ ] days in Plan Year if Elapsed Time). (6) [ ] (specify) HOS within the Election [ ] OR [ ] [ ] [ ] 31(c) time period, (but not exceeding 1,000 HOS in a Plan Year). (7) [ ] Describe conditions: (e.g., Last day of the Plan Year as to Nonelective Contributions for Participating Employer "A" Participants. No allocation conditions for Participating Employer "B" Participants.) 194558-01 (effective August 22, 2019) © 2014 Great-West Trust Company, LLC or its suppliers 21

Nonstandardized 401(k) Plan (c) [ ] Time period. Under Section 3.06(C), apply Elections 31(b)(4), (b)(6), or (b)(7) to the specified contributions/forfeitures based on each (Choose one or more of (1) through (5). Choose Contribution Type as applicable.) : (1) [ ] Plan Year. [ ] OR [ ] [ ] [ ] (2) [ ] Plan Year quarter. [ ] OR [ ] [ ] [ ] (3) [ ] Calendar month. [ ] OR [ ] [ ] [ ] (4) [ ] Payroll period. [ ] OR [ ] [ ] [ ] (5) [ ] Describe time period: [Note: If the Employer elects 31(b)(4) or (b)(6), the Employer must choose (c). If the Employer elects 31(b)(7), choose (c) if applicable. ] 32. ALLOCATION CONDITIONS - APPLICATION/WAIVER/SUSPENSION (3.06(D)/(F)). Under Section 3.06(D), in the event of Severance from Employment as described below, apply or do not apply Election 31(b) allocation conditions to the specified contributions/forfeitures as follows (If the Employer elects 31(b), the Employer must complete Election 32. Choose one of (a) or (b). Complete (c).): [Note: For this Election 32, except as the Employer describes otherwise in Election 31(b)(7) or as provided in Sections 3.03(C)(2) and 3.04(C)(2) regarding Operational QMACs and Operational QNECs, Matching includes all Matching Contributions and Nonelective includes all Nonelective Contributions to which allocation conditions may apply. ] (a) [X] Total waiver or application. If a Participant incurs a Severance from Employment on account of or following death, Disability or attainment of Normal Retirement Age or Early Retirement Age (Choose one of (1) or (2).) : (1) [ ] Do not apply. Do not apply elected allocation conditions to Matching Contributions, to Nonelective Contributions or to forfeitures. (2) [X] Apply. Apply elected allocation conditions to Matching Contributions, to Nonelective Contributions and to forfeitures. SEE ADDENDUM (b) [ ] Application/waiver as to Contribution Types events. If a Participant incurs a Severance from Employment, apply allocation conditions except such conditions are waived if Severance from Employment is on account of or following death, Disability or attainment of Normal Retirement Age or Early Retirement Age as specified, and as applied to the specified Contribution Types/forfeitures (Choose one or more of (1) through (4). Choose Contribution Type as applicable.) : (1) (2) (3) (4) Matching, Nonelective and Forfeitures Matching Nonelective Forfeitures (1) [ ] Death. [ ] OR [ ] [ ] [ ] (2) [ ] Disability. [ ] OR [ ] [ ] [ ] (3) [ ] Normal Retirement Age. [ ] OR [ ] [ ] [ ] (4) [ ] Early Retirement Age. [ ] OR [ ] [ ] [ ] (c) Suspension. The suspension of allocation conditions of Section 3.06(F) (Choose one of (1) or (2).) : (1) [ ] Applies. Applies as follows (Choose one of a., b., or c.) : a. [ ] Both. Applies both to Nonelective Contributions and to Matching Contributions. b. [ ] Nonelective. Applies only to Nonelective Contributions. c. [ ] Match. Applies only to Matching Contributions. (2) [X] Does not apply. 33. FORFEITURE ALLOCATION METHOD (3.07) . (Choose one of (a) or (b).) : [Note: Even if the Employer elects immediate vesting, the Employer should complete Election 33. See Section 7.07. ] (a) [ ] Safe harbor/top-heavy exempt. Apply all forfeitures to Safe Harbor Contributions and Plan expenses in accordance with Section 3.07(A)(4). 194558-01 (effective August 22, 2019) © 2014 Great-West Trust Company, LLC or its suppliers 22

Nonstandardized 401(k) Plan (b) [X] Apply to Contributions. The Plan Administrator will allocate a Participant forfeiture attributable to all Contribution Types or attributable to all Nonelective Contributions or to all Matching Contributions as follows (Choose one or more of (1) through (6) and choose Contribution Type as applicable. Choose (5) only in conjunction with at least one other election.) : (1) (2) (3) All Nonelective Matching Forfeitures Forfeitures Forfeitures (1) [ ] Additional Nonelective. Allocate as additional Discretionary [ ] OR [ ] [ ] Nonelective Contribution. (2) [ ] Additional Match. Allocate as additional Discretionary [ ] OR [ ] [ ] Matching Contribution. (3) [X] Reduce Nonelective. Apply to Nonelective Contribution. [X] OR [ ] [ ] (4) [X] Reduce Match. Apply to Matching Contribution. [X] OR [ ] [ ] (5) [X] Plan expenses. Pay reasonable Plan expenses. [X] OR [ ] [ ] (See Section 7.04(C).) (6) [X] Describe: Notwithstanding Election 33(b)(3), Forfeitures from non-vested LNL DC Contributions shall be used to reduce future LNL DC Contributions for LNL DC Participants. (must satisfy the definitely determinable requirement under Treas. Reg. §1.401-1(b) and be applied in a uniform and nondiscriminatory manner; e.g., Forfeitures attributable to transferred balances from Plan X are allocated only to former Plan X participants.) 34. AUTOMATIC ESCALATION (3.02(G)) . The Automatic Escalation provisions of Section 3.02(G) (Choose one of (a) or (b). See Election 21 regarding Automatic Deferrals. Automatic Escalation applies to Participants who have a Salary Reduction Agreement in effect.) : (a) [X] Do not apply. (b) [ ] Apply. (Complete (1), (2), (3), and if appropriate (4).) : (1) Participants affected. The Automatic Escalation applies to (Choose one of a., b., or c.) : a. [ ] All Deferring Participants. All Participants who have a Salary Reduction Agreement in effect to defer at least % of Compensation. b. [ ] New Deferral Elections. All Participants who file a Salary Reduction Agreement after the effective date of this Election, or, as appropriate, any amendment thereto, to defer at least % of Compensation. c. [ ] Describe affected Participants: [Note: The Employer in Election 34(b)(1)c. may further describe affected Participants, e.g., non-Collective Bargaining Employees OR Division A Employees. The group of Participants must be definitely determinable and if an EACA under Election 21, must be uniform. ] (2) Automatic Increases. (Choose one of a. or b.) : a. [ ] Automatic increase. The Participant’s Elective Deferrals will increase by % per year up to a maximum of % of Compensation unless the Participant has filed a Contrary Election after the effective date of this Election or, as appropriate, any amendment thereto. b. [ ] Describe increase: [Note: The Employer in Election 34(b)(2)b. may define different increases for different groups of Participants or may otherwise limit Automatic Escalation. Any such provisions must be definitely determinable. ] (3) Change Date. The Elective Deferrals will increase on the following day each Plan Year: a. [ ] First day of the Plan Year. b. [ ] Other: (must be a specified or definitely determinable date that occurs at least annually) (4) First Year of Increase. The automatic escalation provision will apply to a participant beginning with the first Change Date after the Participant files a Salary Reduction Agreement (or, if sooner, the effective date of this Election, or, as appropriate, any amendment thereto), unless a. is selected below: a. [ ] The escalation provision will apply as of the second Change Date thereafter. 35. IN-PLAN ROTH ROLLOVER CONTRIBUTION (3.08(E)) . The following provisions apply regarding In-Plan Roth Rollover Contributions (Choose one of (a) or (b); also see Election 56(d)(1); leave blank if Election 6(b)(1) is not selected.) : (a) [X] Not Applicable. The Plan does not permit In -Plan Roth Rollover Contributions. 194558-01 (effective August 22, 2019) © 2014 Great-West Trust Company, LLC or its suppliers 23

Nonstandardized 401(k) Plan (b) [ ] Applies. The Plan permits In -Plan Roth Rollover Contributions. (Choose (1) if applicable.) (1) [ ] Effective Date. (enter date not earlier than September 28, 2010; may be left blank if same as Plan or Restatement Effective Date). 36. EMPLOYEE (AFTER-TAX) CONTRIBUTIONS (3.09) . The following additional elections apply to Employee Contributions under Election 6(f). (Choose one or both of (a) and (b) if applicable.) : (a) [ ] Additional limitations. The Plan permits Employee Contributions subject to the following limitations, if any, in addition to those already imposed under the Plan: [Note: Any designated limitation(s) must be the same for all Participants and must be definitely determinable (e.g., Employee Contributions may not exceed the lesser of $5,000 dollars or 10% of Compensation for the Plan Year and/or Employee Contributions may not be less than $50 or 2% of Compensation per payroll period).] (b) [ ] Apply Matching Contribution. For each Plan Year, the Employer's Matching Contribution made as to Employee Contributions is: [Note: The Employer Matching Contribution formula must be the same for all Participants and must be definitely determinable (e.g., A fixed Matching Contribution equal to 50% of Employee Contributions not exceeding 6% of Plan Year Compensation or A Discretionary Matching Contribution based on Employee Contributions). ] 37. DESIGNATED IRA CONTRIBUTIONS (3.12) . Under Election 6(h), a Participant may make Designated IRA Contributions. (Complete (a) and (b).) : (a) Type of IRA contribution. A Participant's Designated IRA Contributions will be (Choose one of (1), (2), or (3).) : (1) [ ] Traditional. (2) [ ] Roth. (3) [ ] Traditional/Roth. As the Participant elects at the time of contribution. (b) Type of Account. A Participant's Designated IRA Contributions will be held in the following form of Account(s) (Choose one of (1), (2), or (3).) : (1) [ ] IRA. (2) [ ] Individual Retirement Annuity. (3) [ ] IRA/Individual Retirement Annuity. As the Participant elects at the time of contribution. ARTICLE IV LIMITATIONS AND TESTING 38. ANNUAL TESTING ELECTIONS (4.06(B)) . The Employer makes the following Plan specific annual testing elections under Section 4.06(B). (Complete (a) and (b) as applicable. Leave (a) blank if the Plan is a SIMPLE 401(k) plan.): (a) [X] Nondiscrimination testing. (Choose one or more of (1), (2), and (3).) : (1) [X] Traditional 401(k) Plan/ADP/ACP test. The following testing method(s) apply: [Note: The Plan may "split test". For Current Year Testing, See Section 4.11(E). For Prior Year Testing, see Section 4.11(I) and, as to the first Plan Year, see Sections 4.10(B)(4)(f)(iv) and 4.10(C)(5)(e)(iv). ] ADP Test (Choose one of a. or b.) a. [X] Current Year Testing. b. [ ] Prior Year Testing. ACP Test (Choose one of c., d., or e.) c. [X] Not applicable. The Plan does not permit Matching Contributions or Employee Contributions and the Plan Administrator will not recharacterize Elective Deferrals as Employee Contributions for testing. d. [ ] Current Year Testing. e. [ ] Prior Year Testing. 194558-01 (effective August 22, 2019) © 2014 Great-West Trust Company, LLC or its suppliers 24

Nonstandardized 401(k) Plan (2) [X] Safe Harbor Plan /No testing or ACP test only. (Choose one of a. or b.) : a. [X] No testing. ADP test safe harbor applies and if applicable, ACP test safe harbor applies. b. [ ] ACP test only. ADP test safe harbor applies, but Plan will perform ACP test as follows (Choose one of (i) or (ii).) : (i) [ ] Current Year Testing. (ii) [ ] Prior Year Testing. (3) [ ] Maybe notice (Election 30(b)). See Section 3.05(I). [Note: The Employer may make elections under both the Traditional 401(k) Plan and Safe Harbor Plan elections, in order to accommodate a Plan that applies both testing elections (e.g., Safe Harbor Includible Employees group and tested Otherwise Excludible Employees group, or Safe Harbor Plan with tested after-tax Employee Contributions). In the absence of an election regarding ADP or ACP tested contributions, Current Year Testing applies. ] (b) [ ] HCE determination. The Top-Paid Group election and the calendar year data election are not used unless elected below (Choose one or both of (1) and (2) if applicable.) : (1) [ ] Top-paid group election applies. (2) [ ] Calendar year data election (fiscal year Plan only) applies. ARTICLE V VESTING REQUIREMENTS 39. NORMAL RETIREMENT AGE (5.01) . A Participant attains Normal Retirement Age under the Plan on the following date (Choose one of (a) or (b).) : (a) [X] Specific age. The date the Participant attains age 65 . [ Note: The age may not exceed age 65. ] (b) [ ] Age/participation. The later of the date the Participant attains age or the anniversary of the first day of the Plan Year in which the Participant commenced participation in the Plan. [ Note: The age may not exceed age 65 and the anniversary may not exceed the 5th. ] 40. EARLY RETIREMENT AGE (5.01) . (Choose one of (a) or (b).) : (a) [ ] Not applicable. The Plan does not provide for an Early Retirement Age. (b) [X] Early Retirement Age. Early Retirement Age is the later of: (i) the date a Participant attains age 60 ; (ii) the date a Participant reaches his/her anniversary of the first day of the Plan Year in which the Participant commenced participation in the Plan; or (iii) the date a Participant completes Years of Service. [Note: The Employer should leave blank any of clauses (i), (ii), and (iii) which are not applicable. ] "Years of Service" under this Election 40 means (Choose one of (1) or (2) as applicable.) : (1) [ ] Eligibility. Years of Service for eligibility in Election 16. (2) [ ] Vesting. Years of Service for vesting in Elections 43 and 44. [Note: Election of an Early Retirement Age does not affect the time at which a Participant may receive a Plan distribution. However, a Participant becomes 100% vested at Early Retirement Age. ] 41. ACCELERATION ON DEATH OR DISABILITY (5.02) . Under Section 5.02, if a Participant incurs a Severance from Employment as a result of death or Disability (Choose one of (a), (b), or (c).) : (a) [X] Applies. Apply 100% vesting. (b) [ ] Not applicable. Do not apply 100% vesting. The Participant's vesting is in accordance with the applicable Plan vesting schedule. (c) [ ] Limited application. Apply 100% vesting, but only if a Participant incurs a Severance from Employment as a result of (Choose one of (1) or (2).) : (1) [ ] Death. (2) [ ] Disability. 194558-01 (effective August 22, 2019) © 2014 Great-West Trust Company, LLC or its suppliers 25

Nonstandardized 401(k) Plan 42. VESTING SCHEDULE (5.03) . A Participant has a 100% Vested interest at all times in his/her Accounts attributable to: (i) Elective Deferrals; (ii) Employee Contributions; (iii) QNECs; (iv) QMACs; (v) Safe Harbor Contributions (other than QACA Safe Harbor Contributions); (vi) SIMPLE Contributions; (vii) Rollover Contributions; (viii) Prevailing Wage Contributions; (ix) DECs; and (x) Designated IRA Contributions. The following vesting schedule applies to Regular Matching Contributions, to Additional Matching Contributions (irrespective of ACP testing status), to Nonelective Contributions (other than Prevailing Wage Contributions) and to QACA Safe Harbor Contributions. (Choose (a) or choose one or both of (b) and (c) as applicable.) : (a) [ ] Immediate vesting. 100% Vested at all times in all Accounts. [Note: Unless all Contribution Types are 100% Vested, the Employer should not elect 42(a). If the Employer elects immediate vesting under 42(a), the Employer should not complete the balance of Election 42 or Elections 43 and 44 (except as noted therein). The Employer must elect 42(a) if the eligibility Service condition under Election 14 as to all Contribution Types (except Elective Deferrals and Safe Harbor Contributions) exceeds one Year of Service or more than 12 months. The Employer must elect 42(b)(1) as to any Contribution Type where the eligibility service condition exceeds one Year of Service or more than 12 months. The Employer should elect 42(b) if any Contribution Type is subject to a vesting schedule.] (b) [X] Vesting schedules: Apply the following vesting schedules (Choose one or more of (1) through (6). Choose Contribution Type as applicable.) : (1) (2) (3) (4) (5) Additional All Regular Matching (See QACA Contributions Nonelective Matching Section 3.05(F)) Safe Harbor (1) [ ] Immediate vesting. N/A [ ] [ ] [ ] [ ] (See Election 42(a)) (2) [X] 6-year graded. [ ] OR [X] [ ] [X] N/A (3) [ ] 3-year cliff. [ ] OR [ ] [ ] [ ] N/A (4) [ ] Modified schedule: [ ] OR [ ] [ ] [ ] N/A Years of Service Vested % Less than 1 a. 1 b. 2 c. 3 d. 4 e. 5 f. 6 or more 100% (5) [X] 2-year cliff. [ ] OR [ ] [ ] [ ] [X] (6) [ ] Modified 2-year schedule: [ ] OR [ ] [ ] [ ] [ ] Years of Service Vested % Less than 1 a. 1 b. 2 100% [Note: If the Employer does not elect 42(a), the Employer under 42(b) must elect immediate vesting or must elect one of the specified alternative vesting schedules. The Employer must elect either 42(b)(5) or (6) as to QACA Safe Harbor Contributions. The modified top- heavy schedule of Election 42(b)(4) must satisfy Code §411(a)(2)(B). If the Employer elects Additional Matching under Election 30(i), the Employer should elect vesting under the Additional Matching column in this Election 42(b). That election applies to the Additional Matching even if the Employer has given the maybe notice but does not give the supplemental notice for any Plan Year and as to such Plan Years, the Plan is not a safe harbor plan and the Matching Contributions are not Additional Matching Contributions. If the Plan's Effective Date is before January 1, 2007, the Employer may wish to complete the override elections in Appendix B relating to the application of non-top-heavy vesting. ] (c) [ ] Special vesting provisions: [Note: The Employer under Election 42(c) may describe special vesting provisions from the elections available under Election 42 and/or a combination thereof as to a: (i) Participant group (e.g., Full vesting applies to Division A Employees OR to Employees hired on/before "x" date. 6-year graded vesting applies to Division B Employees OR to Employees hired after "x" date.); and/or (ii) Contribution Type (e.g., Full vesting applies as to Discretionary Nonelective Contributions. 6-year graded vesting applies to Fixed Nonelective Contributions). Any special vesting provision must satisfy Code §411(a) and must be nondiscriminatory. ] 194558-01 (effective August 22, 2019) © 2014 Great-West Trust Company, LLC or its suppliers 26

Nonstandardized 401(k) Plan 43. YEAR OF SERVICE - VESTING (5.05) . (Complete both (a) and (b).) : [Note: If the Employer elects the Elapsed Time Method for vesting the Employer should not complete this Election 43. If the Employer elects immediate vesting, the Employer should not complete Election 43 or Election 44 unless it elects to apply a Year of Service for vesting under any other Adoption Agreement election. ] (a) Year of Service. An Employee must complete at least Hours of Service during a Vesting Computation Period to receive credit for a Year of Service under Article V. [ Note: The number may not exceed 1,000. If left blank, the requirement is 1,000. ] (b) Vesting Computation Period. The Plan measures a Year of Service based on the following 12-consecutive month period (Choose one of (1) or (2).) : (1) [ ] Plan Year. (2) [ ] Anniversary Year. 44. EXCLUDED YEARS OF SERVICE - VESTING (5.05(C)) . (Choose (a) or (b).) : (a) [X] None. None other than as specified in Section 5.05(C)(1). (b) [ ] Exclusions. The Plan excludes the following Years of Service for purposes of vesting (Choose one or more of (1) through (4).) : (1) [ ] Age 18. Any Year of Service before the Vesting Computation Period during which the Participant attained the age of 18. (2) [ ] Prior to Plan establishment. Any Year of Service during the period the Employer did not maintain this Plan or a predecessor plan. (3) [ ] Rule of Parity. Any Year of Service excluded under the rule of parity. See Plan Section 5.06(C). (4) [ ] Additional exclusions. The following Years of Service: [Note: The Employer under Election 44(b)(4) may describe vesting service exclusions provisions available under Election 44 and/or a combination thereof as to a: (i) Participant group (e.g., No exclusions apply to Division A Employees OR to Employees hired on/before "x" date. The age 18 exclusion applies to Division B Employees OR to Employees hired after "x" date.); or (ii) Contribution Type (e.g., No exclusions apply as to Discretionary Nonelective Contributions. The age 18 exclusion applies to Fixed Nonelective Contributions). Any exclusion specified under Election 44(b)(4) must comply with Code §411(a)(4). Any exclusion must be nondiscriminatory. ] ARTICLE VI DISTRIBUTION OF ACCOUNT BALANCE 45. MANDATORY DISTRIBUTION (6.01(A)(1)/6.08(D)) . The Plan provides or does not provide for Mandatory Distribution of a Participant's Vested Account Balance following Severance from Employment, as follows (Choose one of (a) or (b). Choose (c) if applicable.) : (a) [ ] No Mandatory Distribution. The Plan will not make a Mandatory Distribution following Severance from Employment. (b) [X] Mandatory Distribution. The Plan will make a Mandatory Distribution following Severance from Employment. (Complete (1) and (2). Choose (3) unless the Employer elects to limit Mandatory Distributions to $1,000 including Rollover Contributions under Elections 45(b)(1)b. and 45(b)(2)b.) : (1) Amount limit. As to a Participant who incurs a Severance from Employment and who will receive distribution before attaining the later of age 62 or Normal Retirement Age, the Mandatory Distribution maximum amount is equal to (Choose one of a., b., or c.) : a. [X] $5,000. b. [ ] $1,000. c. [ ] Specify amount: $ (may not exceed $5,000) . [Note: This election only applies to the Mandatory Distribution maximum amount. For other Plan provisions subject to a $5,000 limit, see election 56(g)(7) in Appendix B. ] (2) Application of Rollovers to amount limit. In determining whether a Participant's Vested Account Balance exceeds the Mandatory Distribution dollar limit in Election 45(b)(1), the Plan (Choose one of a. or b.) : a. [X] Disregards Rollover Contribution Account. b. [ ] Includes Rollover Contribution Account. 194558-01 (effective August 22, 2019) © 2014 Great-West Trust Company, LLC or its suppliers 27

Nonstandardized 401(k) Plan (3) [X] Amount of Mandatory Distribution subject to Automatic Rollover. A Mandatory Distribution to a Participant before attaining the later of age 62 or Normal Retirement Age is subject to Automatic Rollover under Section 6.08(D) (Choose one of a. or b.) : a. [X] Only if exceeds $1,000. Only if the amount of the Mandatory Distribution exceeds $1,000, which for this purpose must include any Rollover Contributions Account. b. [ ] Specify lesser amount. Only if the amount of the Mandatory Distribution is at least: $ (specify $1,000 or less) , which for this purpose must include any Rollover Contributions Account. (c) [ ] Required distribution at Normal Retirement Age. A severed Participant may not elect to delay distribution beyond the later of age 62 or Normal Retirement Age. 46. SEVERANCE DISTRIBUTION TIMING (6.01) . Subject to the timing limitations of Section 6.01(A)(1) in the case of a Mandatory Distribution, or in the case of any Distribution Requiring Consent under Section 6.01(A)(2), for which consent is received, the Plan Administrator will instruct the Trustee to distribute a Participant's Vested Account Balance as soon as is administratively practical following the time specified below (Choose one or more of (a) through (i) as applicable; choose (j) if applicable.) : [Note: If a Participant dies after Severance from Employment but before receiving distribution of all of his/her Account, the elections under this Election 46 no longer apply. See Section 6.01(B) and Election 50.] (1) (2) Mandatory Distribution Distribution Requiring Consent (a) [X] Immediate. Immediately following Severance from Employment. [X] [X] (b) [ ] Next Valuation Date. After the next Valuation Date following [ ] [ ] Severance from Employment. (c) [ ] Plan Year. In the Plan Year following [ ] [ ] Severance from Employment (e.g., next or fifth) . (d) [ ] Plan Year quarter. In the Plan Year quarter following [ ] [ ] Severance from Employment (e.g., next or fifth) . (e) [ ] Contribution Type Accounts. (specify timing) [ ] [ ] as to the Participant's Account(s) and (specify timing) as to the Participant's Account(s) (e.g., As soon as is practical following Severance from Employment as to the Participant's Elective Deferral Account and as soon as is practical in the next Plan Year following Severance from Employment as to the Participant's Nonelective and Matching Accounts) . (f) [ ] Vesting controlled timing. If the Participant's total Vested Account [ ] [ ] Balance exceeds $ , distribute (specify timing) and if the Participant's total Vested Account Balance does not exceed $ , distribute (specify timing). (g) [ ] Distribute at Normal Retirement Age. As to a Mandatory Distribution, [ ] [ ] distribute not later than 60 days after the beginning of the Plan Year following the Plan Year in which the previously severed Participant attains the earlier of Normal Retirement Age or age 65. [Note: An election under column (2) only will have effect if the Plan's NRA is less than age 62. ] (h) [ ] No buy-back/vesting controlled timing. Distribute as soon as is [ ] [ ] practical following Severance from Employment if the Participant is fully Vested. Distribute as soon as is practical following a Forfeiture Break in Service if the Participant is not fully Vested. (i) [ ] Describe Severance from Employment distribution timing: [Note: The Employer under Election 46(i) may describe Severance from Employment distribution timing provisions from the elections available under Election 46 and/or a combination thereof as to any: (i) Participant group (e.g., Immediate distribution after Severance from Employment applies to Division A Employees OR to Employees hired on/before "x" date. Distribution after the next Valuation Date following Severance from Employment applies to Division B Employees OR to Employees hired after "x" date.); (ii) Contribution Type and Participant group (e.g., As to Division A Employees, immediate distribution after Severance from Employment applies as to Elective Deferral Accounts and distribution after the next Valuation Date following Severance from Employment applies to Nonelective Contribution Accounts); and/or (iii) merged plan account now held in the Plan (e.g., The accounts from the X plan merged into this Plan continue to be distributable in accordance with the X plan terms [supply terms] and not in accordance with the terms of this Plan). An 194558-01 (effective August 22, 2019) © 2014 Great-West Trust Company, LLC or its suppliers 28

Nonstandardized 401(k) Plan Employer's election under Election 46(i) must: (i) be objectively determinable; (ii) not be subject to Employer discretion; (iii) comply with Code §401(a)(14) timing requirements; (iv) be nondiscriminatory and (v) preserve Protected Benefits as required. ] (j) [ ] Acceleration. Notwithstanding any later specified distribution date in Election 46, a Participant may elect an earlier distribution following Severance from Employment (Choose (1) and (2) as applicable.) : (1) [ ] Disability. If Severance from Employment is on account of Disability or if the Participant incurs a Disability following Severance from Employment. (2) [ ] Hardship. If the Participant incurs a hardship under Section 6.07(B) following Severance from Employment. 47. IN-SERVICE DISTRIBUTIONS/EVENTS (6.01(C)) . A Participant may elect an In-Service Distribution of the designated Contribution Type Accounts based on any of the following events in accordance with Section 6.01(C) (Choose one of (a) or (b).) : [Note: If the Employer elects any In-Service Distribution option, a Participant may elect to receive as many In-Service Distributions per Plan Year (with a minimum of one per Plan Year) as the Plan Administrator's In-Service Distribution form or policy may permit. If the form or policy is silent, the number of In-Service Distributions is not limited. Prevailing Wage Contributions are treated as Nonelective Contributions. See Section 6.01(C)(4)(d) if the Employer elects to use Prevailing Wage Contributions to offset other contributions. ] (a) [ ] None. The Plan does not permit any In-Service Distributions except as to any of the following (if applicable): (i) RMDs under Section 6.02; (ii) Protected Benefits; and (iii) Designated IRA Contributions. Also see Section 6.01(C)(4)(e) with regard to Rollover Contributions, Employee Contributions and DECs. (b) [X] Permitted. In-Service Distributions are permitted as follows from the designated Contribution Type Accounts (Choose one or more of (1) through (9).) : [Note: Unless the Employer elects otherwise in Election (b)(9) below, Elective Deferrals under Election 47(b) includes Pre-Tax and Roth Deferrals and Matching Contributions includes Additional Matching Contributions (irrespective of the Plan's ACP testing status). ] (1) (2) (3) (4) (5) (6) (7) All Elective Safe Harbor Matching Nonelective/ Contrib. Deferrals Contrib. QNECs QMACs Contrib. SIMPLE (1) [ ] None. Except for N/A [ ] [ ] [ ] [ ] [ ] [ ] Election 47(a) (See Election exceptions. 47(a)) (2) [X] Age (Choose one or both of a. and b.) : a. [X] Age 59 1/2 (must [X] OR [ ] [ ] [ ] [ ] [ ] [ ] be at least 59 1/2) . b. [ ] Age (may N/A N/A N/A N/A N/A [ ] [ ] be less than 59 1/2) . (3) [X] Hardship (Choose one or both of a. and b.) : a. [X] Hardship (safe N/A [X] N/A N/A N/A [ ] [ ] harbor). See Section 6.07(A). b. [ ] Hardship (non- N/A N/A N/A N/A N/A [ ] [ ] safe harbor). See Section 6.07(B). (4) [X] Disability. [X] OR [ ] [ ] [ ] [ ] [ ] [ ] (5) [ ] year N/A N/A N/A N/A N/A [ ] [ ] contributions. (specify minimum of two years) See Section 6.01(C)(4)(a)(i). (6) [ ] months of N/A N/A N/A N/A N/A [ ] [ ] participation. (specify minimum of 60 months) See Section 6.01(C)(4)(a)(ii). (7) [ ] Qualified Reservist N/A [ ] N/A N/A N/A N/A N/A 194558-01 (effective August 22, 2019) © 2014 Great-West Trust Company, LLC or its suppliers 29

Nonstandardized 401(k) Plan Distribution. See Section 6.01(C)(4)(b)(iii). (8) [ ] Deemed Severance [ ] [ ] [ ] [ ] [ ] [ ] [ ] Distribution. See Section 6.11. (9) [X] Describe: In addition, In-Service Distributions are allowed from Matching Contributions attributed to Employee (after- tax) Contributions at any time. Disability Distributions are allowed from a Participant's Employer Matching Contribution Account which is attributable to Employee (after-tax) Contributions. [Note: The Employer under Election 47(b)(9) may describe In-Service Distribution provisions from the elections available under Election 47 and/or a combination thereof as to any: (i) Participant group (e.g., Division A Employee Accounts are distributable at age 59 1/2 OR Accounts of Employees hired on/before "x" date are distributable at age 59 1/2. No In-Service Distributions apply to Division B Employees OR to Employees hired after "x" date.); (ii) Contribution Type (e.g., Discretionary Nonelective Contribution Accounts are distributable on Disability. Fixed Nonelective Contribution Accounts are distributable on Disability or Hardship (non-safe harbor)); and/or (iii) merged plan account now held in the Plan (e.g., The accounts from the X plan merged into this Plan continue to be distributable in accordance with the X plan terms [supply terms] and not in accordance with the terms of this Plan). An Employer's election under Election 47(b)(9) must: (i) be objectively determinable; (ii) not be subject to Employer discretion; (iii) preserve Protected Benefits as required; (iv) be nondiscriminatory; and (v) not permit an "early" distribution of any Restricted 401(k) Accounts or Restricted Pension Accounts. See Sections 6.01(C)(4) and 11.02(C)(3). ] 48. IN-SERVICE DISTRIBUTIONS/ADDITIONAL CONDITIONS (6.01(C)) . The following additional conditions apply to In-Service Distributions under Election 47(b) (Choose one of (a) or (b).) : (a) [X] Additional conditions. (Choose one or more of (1) through (3) as applicable.) : (1) [ ] 100% vesting required. A Participant may not receive an In-Service Distribution unless the Participant is 100% Vested in the distributing Account. This restriction applies to (Choose one or more of a. or b.) : a. [ ] Hardship distributions. Distributions based on hardship. b. [ ] Other In-Service. In-Service distributions other than distributions based on hardship. (2) [ ] Minimum amount. A Participant may not receive an In-Service Distribution in an amount which is less than: $ (specify amount not exceeding $1,000) . (3) [X] Describe other conditions: A Participant may not receive an In-Service Distribution of Matching Contributions attributed to Employee (after-tax) Contributions in an amount which is less than $500 or the value of the distributing Account. A Participant may not receive an In-Service Distribution of Employer Matching Contributions attributed to Employee (after-tax) Contributions of a Participant unless the Participant is 100% Vested in the distributing Account. A Participant may not receive an In-Service Distribution based on hardship in an amount which is less than $1,000. [Note: An Employer's election under Election 48(a)(3) must: (i) be objectively determinable; (ii) not be subject to Employer discretion; (iii) preserve Protected Benefits as required; (iv) be nondiscriminatory; and (v) not permit an "early" distribution of any Restricted 401(k) Accounts or Restricted Pension Accounts. See Section 6.01(C)(4). ] (b) [ ] No other conditions. A Participant may elect to receive an In-Service Distribution upon any Election 47(b) event without further condition, provided that the amount distributed may not exceed the Vested amount in the distributing Account. 49. POST-SEVERANCE AND LIFETIME RMD DISTRIBUTION METHODS (6.03) . A Participant whose Vested Account Balance exceeds $5,000 (or any lesser amount elected in Appendix B, Election 56(g)(7)): (i) who has incurred a Severance from Employment and will receive a distribution; or (ii) who remains employed but who must receive lifetime RMDs, may elect distribution under one of the following method(s) of distribution described in Section 6.03 and subject to any Section 6.03 limitations. (Choose one or more of (a) through (f) as applicable.) : [Note: If a Participant dies after Severance from Employment but before receiving distribution of all of his/her Account, the elections under this Election 49 no longer apply. See Section 6.01(B) and Election 50.] (a) [X] Lump-Sum. See Section 6.03(A)(3). (b) [ ] Installments only if Participant subject to lifetime RMDs. A Participant who is required to receive lifetime RMDs may receive installments payable in monthly, quarterly or annual installments equal to or exceeding the annual RMD amount. See Sections 6.02(A) and 6.03(A)(4)(a). (c) [X] Installments. See Section 6.03(A)(4). (d) [ ] Alternative Annuity: . See Section 6.03(A)(5). [Note: Under a Plan which is subject to the joint and survivor annuity distribution requirements of Section 6.04 (Election 51(b)), the Employer may elect under 49(d) to offer one or more additional annuities (Alternative Annuity) to the Plan's QJSA, QPSA or QOSA. If the 194558-01 (effective August 22, 2019) © 2014 Great-West Trust Company, LLC or its suppliers 30

Nonstandardized 401(k) Plan Employer elects under Election 51(a) to exempt Exempt Participants from the joint and survivor annuity requirements, the Employer should not elect to provide an Alternative Annuity under 49(d). ] (e) [ ] Ad-Hoc distributions. See Section 6.03(A)(6). [Note: If an Employer elects to permit Ad-Hoc distributions the option must be available to all Participants. ] (f) [ ] Describe distribution method(s): [Note: The Employer under Election 49(f) may describe Severance from Employment distribution methods from the elections available under Election 49 and/or a combination thereof as to any: (i) Participant group (e.g., Division A Employee Accounts are distributable in a Lump-Sum OR Accounts of Employees hired after "x" date are distributable in a Lump-Sum. Division B Employee Accounts are distributable in a Lump-Sum or in Installments OR Accounts of Employees hired on/before "x" date are distributable in a Lump-Sum or in Installments.); (ii) Contribution Type (e.g., Discretionary Nonelective Contribution Accounts are distributable in a Lump-Sum. Fixed Nonelective Contribution Accounts are distributable in a Lump-Sum or in Installments); and/or (iii) merged plan account now held in the Plan (e.g., The accounts from the X plan merged into this Plan continue to be distributable in accordance with the X plan terms [supply terms] and not in accordance with the terms of this Plan). An Employer's election under Election 49(f) must: (i) be objectively determinable; (ii) not be subject to Employer, Plan Administrator or Trustee discretion; (iii) be nondiscriminatory; and (iv) preserve Protected Benefits as required. ] 50. BENEFICIARY DISTRIBUTION ELECTIONS (6.01(B)) . Distributions following a Participant's death will be made as follows (Choose one of (a), (b), or (c); choose (d) if applicable.) : (a) [ ] Immediate. As soon as practical following the Participant's death. (b) [ ] Next Calendar Year. At such time as the Beneficiary may elect, but in any event on or before the last day of the calendar year which next follows the calendar year of the Participant's death. (c) [X] As Beneficiary elects. At such time as the Beneficiary may elect, consistent with Section 6.02. (d) [ ] Describe: [Note: The Employer under Election 50(d) may describe an alternative distribution timing or afford the Beneficiary an election which is narrower than that permitted under election 50(c), or include special provisions related to certain beneficiaries, (e.g., a surviving spouse). However, any election under Election 50(d) must require distribution to commence no later than the Section 6.02 required date. ] 51. JOINT AND SURVIVOR ANNUITY REQUIREMENTS (6.04) . The joint and survivor annuity distribution requirements of Section 6.04 (Choose one of (a) or (b).) : (a) [X] Profit sharing exception. Do not apply to an Exempt Participant, as described in Section 6.04(G)(1), but apply to any other Participants (or to a portion of their Account as described in Section 6.04(G)) (Complete (1).) : (1) One-year marriage rule. Under Section 7.05(A)(3) relating to an Exempt Participant's Beneficiary designation under the profit sharing exception (Choose one of a. or b.) : a. [ ] Applies. The one-year marriage rule applies. b. [X] Does not apply. The one-year marriage rule does not apply. (b) [ ] Joint and survivor annuity applicable. Section 6.04 applies to all Participants (Complete (1).) : (1) One-year marriage rule. Under Section 6.04(B) relating to the QPSA (Choose one of a. or b.) : a. [ ] Applies. The one-year marriage rule applies. b. [ ] Does not apply. The one-year marriage rule does not apply. ARTICLE VII ADMINISTRATIVE PROVISIONS 52. ALLOCATION OF EARNINGS (7.04(B)) . For each Contribution Type provided under the Plan, the Plan allocates Earnings using the following method (Choose one or more of (a) through (f). Choose Contribution Type as applicable.) : [Note: Elective Deferrals/Employee Contributions also includes Rollover Contributions, Transfers, DECs and Designated IRA Contributions, Matching Contributions includes all Matching Contributions and Nonelective Contributions includes all Nonelective Contributions, unless described otherwise in Election 52(f). ] 194558-01 (effective August 22, 2019) © 2014 Great-West Trust Company, LLC or its suppliers 31

Nonstandardized 401(k) Plan (1) (2) (3) (4) Elective Deferrals/ All Employee Matching Nonelective Contributions Contributions Contributions Contributions (a) [X] Daily. See Section 7.04(B)(4)(a). [X] OR [ ] [ ] [ ] (b) [ ] Balance forward. [ ] OR [ ] [ ] [ ] See Section 7.04(B)(4)(b). (c) [ ] Balance forward with adjustment. [ ] OR [ ] [ ] [ ] See Section 7.04(B)(4)(c). Allocate pursuant to the balance forward method, except treat as part of the relevant Account at the beginning of the Valuation Period % of the contributions made during the following Valuation Period: . (d) [ ] Weighted average. See Section [ ] OR [ ] [ ] [ ] 7.04(B)(4)(d). If not a monthly weighting period, the weighting period is: . (e) [ ] Participant-Directed Account method. [ ] OR [ ] [ ] [ ] See Section 7.04(B)(4)(e). (f) [ ] Describe Earnings allocation method: [Note: The Employer under Election 52(f) may describe Earnings allocation methods from the elections available under Election 52 and/or a combination thereof as to any: (i) Participant group (e.g., Daily applies to Division A Employees OR to Employees hired after "x" date. Balance forward applies to Division B Employees OR to Employees hired on/before "x" date.); (ii) Contribution Type (e.g., Daily applies as to Discretionary Nonelective Contribution Accounts. Participant-Directed Account applies to Fixed Nonelective Contribution Accounts); (iii) investment type, investment vendor or Account type (e.g., Balance forward applies to investments placed with vendor A and Participant-Directed Account applies to investments placed with vendor B OR Daily applies to Participant-Directed Accounts and balance forward applies to pooled Accounts); and/or (iv) merged plan account now held in the Plan (e.g., The accounts from the X plan merged into this Plan continue to be subject to Earnings allocation in accordance with the X plan terms [supply terms] and not in accordance with the terms of this Plan). An Employer's election under Election 52(f) must: (i) be objectively determinable; (ii) not be subject to Employer discretion; and (iii) be nondiscriminatory. ] ARTICLE VIII TRUSTEE AND CUSTODIAN, POWERS AND DUTIES 53. VALUATION OF TRUST (8.02(C)(4)) . In addition to the last day of the Plan Year, the Trustee (or Named Fiduciary as applicable) must value the Trust Fund on the following Valuation Date(s) (Choose one or more of (a) through (d). Choose Contribution Type as applicable.): [Note: Elective Deferrals/Employee Contributions also include Rollover Contributions, Transfers, DECs and Designated IRA Contributions, Matching Contributions includes all Matching Contributions and Nonelective Contributions includes all Nonelective Contributions, unless described otherwise in Election 53(d). ] (1) (2) (3) (4) Elective Deferrals/ All Employee Matching Nonelective Contributions Contributions Contributions Contributions (a) [ ] No additional Valuation Dates. [ ] OR [ ] [ ] [ ] (b) [X] Daily Valuation Dates. Each business day [X] OR [ ] [ ] [ ] of the Plan Year on which Plan assets for which there is an established market are valued and the Trustee is conducting business. (c) [ ] Last day of a specified period. The [ ] OR [ ] [ ] [ ] last day of each of the Plan Year. (d) [ ] Specified Valuation Dates: [Note: The Employer under Election 53(d) may describe Valuation Dates from the elections available under Election 53 and/or a combination thereof as to any: (i) Participant group (e.g., No additional Valuation Dates apply to Division A Employees OR to Employees hired after "x" date. Daily Valuation Dates apply to Division B Employees OR to Employees hired on/before "x" date.); (ii) Contribution 194558-01 (effective August 22, 2019) © 2014 Great-West Trust Company, LLC or its suppliers 32

Nonstandardized 401(k) Plan Type (e.g., No additional Valuation Dates apply as to Discretionary Nonelective Contribution Accounts. The last day of each Plan Year quarter applies to Fixed Nonelective Contribution Accounts); (iii) investment type, investment vendor or Account type (e.g., No additional Valuation Dates apply to investments placed with vendor A and Daily Valuation Dates apply to investments placed with vendor B OR Daily Valuation Dates apply to Participant-Directed Accounts and no additional Valuation Dates apply to pooled Accounts); and/or (iv) merged plan account now held in the Plan (e.g., The accounts from the X plan merged into this Plan continue to be subject to Trust valuation in accordance with the X plan terms [supply terms] and not in accordance with the terms of this Plan). An Employer's election under Election 53(d) must: (i) be objectively determinable; (ii) not be subject to Employer discretion; and (iii) be nondiscriminatory. ] ARTICLE XII MULTIPLE EMPLOYER PLAN 54. MULTIPLE EMPLOYER PLAN (12.01/12.02/12.03) . The Employer makes the following elections regarding the Plan's Multiple Employer Plan status and the application of Article XII (Choose one of (a) or (b).) : (a) [X] Not applicable. The Plan is not a Multiple Employer Plan and Article XII does not apply. (b) [ ] Applies. The Plan is a Multiple Employer Plan and the Article XII Effective Date is: . The Employer makes the following additional elections (Choose (1) if applicable.) : (1) [ ] Participating Employer may modify. See Section 12.03. A Participating Employer in the Participation Agreement may modify Adoption Agreement elections applicable to each Participating Employer (including electing to not apply Adoption Agreement elections) as follows (Choose one of a. or b. Choose c. if applicable.) : a. [ ] All. May modify all elections. b. [ ] Specified elections. May modify the following elections: (specify by election number) . c. [ ] Restrictions. May modify subject to the following additional restrictions: (Specify restrictions. Any restrictions must be definitely determinable and may not violate Code §412 or the regulations thereunder.). [Note: If Election (b)(1) above is not chosen, Participating Employers may not modify any Adoption Agreement elections . The Participation Agreement must be consistent with this Election 54(b)(1). Any Participating Employer election in the Participation Agreement which is not permitted under this Election 54(b)(1) is of no force or effect and the applicable election in the Adoption Agreement applies. ] 194558-01 (effective August 22, 2019) © 2014 Great-West Trust Company, LLC or its suppliers 33

10/14/2019

PARTICIPATION AGREEMENT (1.24(D)) [Nonstandardized Adoption Agreement] [Note: Each Participating Employer must execute a separate Participation Agreement, the terms of which control as to that Participating Employer. If the Plan is a Multiple Employer Plan under Article XII, a Participating Employer may be a Related Employer or an Employer which is not a Related Employer. Under a Multiple Employer Plan, if the Lead Employer will contribute to the Plan for its own Employees, the Lead Employer should execute a Participation Agreement. See Section 12.02(B). ] Agreement as to Signatory/Lead Employer control. The undersigned Related Employer (or non-Related Employer if this Plan is a Multiple Employer Plan), by executing this Participation Agreement, elects to become a Participating Employer in the Plan identified in the foregoing Adoption Agreement. The Participating Employer accepts, and agrees to be bound by, all of the Elections as made by the Signatory/Lead Employer except as otherwise indicated below. The Participating Employer also hereby consents to the Signatory/Lead Employer's sole authority (without further signature or other action by the Participating Employer) to amend, to restate or to terminate the Plan, to terminate the Participating Employer's participation in the Plan, and to take certain other actions, in accordance with Sections 1.24(A) and 12.11 as applicable. Plan Status. (Choose one.): [ ] New Plan. [X] Restated Plan. Initial Effective Date of Plan. (enter date) [X] April 5, 1982 (hereinafter called the "Effective Date" unless Restatement Effective Date is entered below) Restatement Effective Date. (If this is an amendment and restatement, enter effective date of the restatement.) [X] August 22, 2019 (enter month day, year; may enter a restatement date that is the first day of the current Plan Year. The Plan contains appropriate retroactive effective dates with respect to provisions for the appropriate laws.) (hereinafter called the "Effective Date") [Note: Unless otherwise noted, if the Participating Employer is adopting this Plan as a PPA restated Plan, the restated Effective Date is the date specified in Election 4 on the Adoption Agreement or the Participating Employer's original Effective Date, whichever is later. Where the Participating Employer is restating its Plan, the Participating Employer may wish to execute this Participation Agreement even if the prior version of the Plan accorded to the Signatory/Lead Employer the authority to make Plan amendments on behalf of Participating Employers without Participating Employer signature or approval .] Different elections or special Effective Dates. (Choose one.): [X] None. There are no different elections or special Effective Dates which apply to the Participating Employer. [Note: The Employer should elect "none" above only if the Adoption Agreement elections and Effective Dates (other than the above Effective Dates in this Participation Agreement) are the same for the Participating Employer and the Signatory/Lead Employer. If different elections or Effective Dates apply, the Employer should elect "applies" below. ] [ ] Applies. As to the Participating Employer, the following elections apply (or do not apply) which are different (or have different Effective Dates) than the elections applicable to the Signatory/Lead Employer: Election number Applies Does not apply Completion of election blanks (as necessary) Effective Date [ ] [ ] [ ] [ ] Participating Employer: Liberty National Life Insurance Company Date: Signed: [print name/title ] Participating Employer's TIN: 63-0124600 Acceptance by Signatory/Lead Employer and Trustee/Custodian. Signatory/Lead Employer: Globe Life Inc. Trustee(s)/Custodian(s): Great-West Trust Company, LLC Date: Date: Signed: Signed: [print name/title ] [print name/title ] 194558-01 (effective August 22, 2019) Page 1 of 1

PARTICIPATION AGREEMENT (1.24(D)) [Nonstandardized Adoption Agreement] [Note: Each Participating Employer must execute a separate Participation Agreement, the terms of which control as to that Participating Employer. If the Plan is a Multiple Employer Plan under Article XII, a Participating Employer may be a Related Employer or an Employer which is not a Related Employer. Under a Multiple Employer Plan, if the Lead Employer will contribute to the Plan for its own Employees, the Lead Employer should execute a Participation Agreement. See Section 12.02(B). ] Agreement as to Signatory/Lead Employer control. The undersigned Related Employer (or non-Related Employer if this Plan is a Multiple Employer Plan), by executing this Participation Agreement, elects to become a Participating Employer in the Plan identified in the foregoing Adoption Agreement. The Participating Employer accepts, and agrees to be bound by, all of the Elections as made by the Signatory/Lead Employer except as otherwise indicated below. The Participating Employer also hereby consents to the Signatory/Lead Employer's sole authority (without further signature or other action by the Participating Employer) to amend, to restate or to terminate the Plan, to terminate the Participating Employer's participation in the Plan, and to take certain other actions, in accordance with Sections 1.24(A) and 12.11 as applicable. Plan Status. (Choose one.): [ ] New Plan. [X] Restated Plan. Initial Effective Date of Plan. (enter date) [X] April 5, 1982 (hereinafter called the "Effective Date" unless Restatement Effective Date is entered below) Restatement Effective Date. (If this is an amendment and restatement, enter effective date of the restatement.) [X] August 22, 2019 (enter month day, year; may enter a restatement date that is the first day of the current Plan Year. The Plan contains appropriate retroactive effective dates with respect to provisions for the appropriate laws.) (hereinafter called the "Effective Date") [Note: Unless otherwise noted, if the Participating Employer is adopting this Plan as a PPA restated Plan, the restated Effective Date is the date specified in Election 4 on the Adoption Agreement or the Participating Employer's original Effective Date, whichever is later. Where the Participating Employer is restating its Plan, the Participating Employer may wish to execute this Participation Agreement even if the prior version of the Plan accorded to the Signatory/Lead Employer the authority to make Plan amendments on behalf of Participating Employers without Participating Employer signature or approval .] Different elections or special Effective Dates. (Choose one.): [X] None. There are no different elections or special Effective Dates which apply to the Participating Employer. [Note: The Employer should elect "none" above only if the Adoption Agreement elections and Effective Dates (other than the above Effective Dates in this Participation Agreement) are the same for the Participating Employer and the Signatory/Lead Employer. If different elections or Effective Dates apply, the Employer should elect "applies" below. ] [ ] Applies. As to the Participating Employer, the following elections apply (or do not apply) which are different (or have different Effective Dates) than the elections applicable to the Signatory/Lead Employer: Election number Applies Does not apply Completion of election blanks (as necessary) Effective Date [ ] [ ] [ ] [ ] Participating Employer: Globe Life and Accident Insurance Company Date: Signed: [print name/title ] Participating Employer's TIN: 63-0782739 Acceptance by Signatory/Lead Employer and Trustee/Custodian. Signatory/Lead Employer: Globe Life Inc. Trustee(s)/Custodian(s): Great-West Trust Company, LLC Date: Date: Signed: Signed: [print name/title ] [print name/title ] 194558-01 (effective August 22, 2019) Page 1 of 1

Nonstandardized 401(k) Plan ADDENDUM EMPLOYER CONTRIBUTIONS FOR CERTAIN EMPLOYEES 1. Contribution for c ertain Liberty Nationa l Life Employees. Subject to the limitations set forth in this Plan, the Employer may in its discretion designate a contribution allocable to Employees (referred to as "LNL DC Participants") who were eligible to receive contributions under the Liberty National Life Insurance Company Defined Contribution Plan as of December 31, 2016. Such contribution (the "LNL DC Contribution") shall be allocated among the Accounts of each LNL DC Participant who (a) performed at least 1000 Hours of Service during the Plan Year or (b) who terminated employment with the Employer on account of Retirement or death, or who terminated active employment with the Employer on account of Disability during the Plan Year will be credited with a share of the Employer's contribution for such Plan Year. The specific share to be allocated to each Account will be in direct proportion to the ratio of the LNL DC Participant's Weighted Compensation to the total Weighted Compensation for all LNL DC Participants who are eligible for a share of the contribution for that year. Weighted Compensation for an LNL DC Participant is determined by multiplying the Compensation of the LNL DC Participant for the Plan Year by the appropriate factor from the following table. Age of Participant on Birthday in Factor Plan Year 25 or under 0.06678 26-30 0.08181 31-35 0.11474 36 0.14056 37 0.15040 38 0.16093 39 0.17220 40 0.18425 41 0.19715 42 0.21095 43 0.22571 44 0.24151 45 0.25842 46 0.27651 47 0.29586 48 0.31657 49 0.33874 50 0.35245 51 0.38782 52 0.41496 53 0.44401 54 0.47509 55 0.50835 56 0.54393 194558-01 (effective August 22, 2019) © 2014 Great-West Trust Company, LLC or its suppliers 35

Nonstandardized 401(k) Plan 57 0.58201 58 0.62275 59 0.66634 60 0.71299 61 0.76290 62 0.81630 63 0.87344 64 0.93458 65 or over 1.00000 Allocations shall be made as of the last day of each Plan Year. Notwithstanding the foregoing, if a LNL DC Participant who is entitled to share in the Employer's LNL DC Contribution for a given Plan Year is to receive either his entire Vested Account Balance or his first annuity payment as of a date preceding the date as of which allocations are made for such Plan Year, then a different method shall be used to determine his share of the Employer's LNL DC Contribution for such Plan Year. Such a Participant shall receive as his allocation for such Plan Year "A" times "B" divided by "C," where "A" equals the dollar amount allocated to his Account as a share of the Employer's LNL DC Contribution for the preceding Plan Year, "B" equals the number of days during which the LNL DC Participant was employed by the Employer during the Plan Year in question, and "C" equals the number of days during which the LNL DC Participant was employed by the Employer during the preceding Plan Year. Allocations shall satisfy Treasury Regulation Section 1.401(a)(4)-8(b). Notwithstanding the foregoing, if an LNL DC Participant terminates employment with the Employer due to retirement, death, or disability prior to the date upon which allocations are to be made and such LNL DC Participant did not share in the Employer's LNL DC Contribution for the preceding Plan Year due to not having satisfied the Plan's requirements for becoming a Participant, such Employee shall receive an allocation of a specific share of Employer Contributions determined as follows: (i) the Employee's Weighted Compensation shall be determined as specified in the first paragraph of this Section; (ii) the Employee's Weighted Compensation shall then be multiplied by a fraction, the numerator of which shall be the total number of days the Employee was employed by the Company during the current and immediately preceding Plan Years (not to exceed 365) and the denominator of which shall be 365; and (iii) the Employee shall be allocated a specific share of the Employer Contributions in direct proportion to the ratio of the Employee's Weighted Compensation (as adjusted pursuant to paragraph (ii) above) to the total Weighted Compensation of all Participants who are eligible to share in Employer Contributions for that year. 194558-01 (effective August 22, 2019) © 2014 Great-West Trust Company, LLC or its suppliers 36

Nonstandardized 401(k) Plan APPENDIX A SPECIAL RETROACTIVE OR PROSPECTIVE EFFECTIVE DATES 55. SPECIAL EFFECTIVE DATES (1.20) . The Employer elects or does not elect Appendix A special Effective Date(s) as follows. (Choose (a) or one or more of (b) through (s) as applicable.) : [Note: If the Employer elects 55(a), do not complete the balance of this Election 55.] (a) [X] Not applicable. The Employer does not elect any Appendix A special Effective Dates. [Note: The Employer may use this Appendix A to specify an Effective Date for one or more Adoption Agreement elections which does not correspond to the Plan's new Plan or Restated Plan Effective Date under Election 4. As to Restated Plans, for periods prior to: (i) the below-specified special Effective Date(s); or (ii) the Restated Plan's general Effective Date under Election 4, as applicable, the Plan terms in effect prior to its restatement under this Adoption Agreement control for purposes of the designated provisions. ] (b) [ ] Trustee (1.67). The Trustee provisions under Election 5 or Appendix C are effective: . (c) [ ] Contribution Types (1.12). The Contribution Types under Election(s) 6 are effective: . (d) [ ] Excluded Employees (1.22(D)). The Excluded Employee provisions under Election(s) 8 are effective: . (e) [ ] Compensation (1.11). The Compensation definition under Election(s) (specify 9-11 as applicable) are effective: . (f) [ ] Hour of Service/Elective Service Crediting (1.32/1.59(C)). The Hour of Service and/or elective Service crediting provisions under Election(s) (specify 12-13 as applicable) are effective: . (g) [ ] Eligibility (2.01-2.03). The eligibility provisions under Election(s) (specify 14-19 as applicable) are effective: . (h) [ ] Elective Deferrals (3.02(A)-(D)). The Elective Deferral provisions under Election(s) (specify 20-23 as applicable) are effective: . (i) [ ] Matching Contributions (3.03). The Matching Contribution provisions under Election(s) (specify 24-26 as applicable) are effective: . (j) [ ] Nonelective Contributions (3.04). The Nonelective Contribution provisions under Election(s) (specify 27-29 as applicable) are effective: . (k) [ ] 401(k) safe harbor (3.05). The 401(k) safe harbor provisions under Election(s) 30 are effective: . (l) [ ] Allocation conditions (3.06). The allocation conditions under Election(s) (specify 31-32 as applicable) are effective: . (m) [ ] Forfeitures (3.07). The forfeiture allocation provisions under Election(s) 33 are effective: . (n) [ ] Employee Contributions (3.09). The Employee Contribution provisions under Election(s) 36 are effective: . (o) [ ] Testing elections (4.06(B)). The testing elections under Election(s) 38 are effective: . (p) [ ] Vesting (5.03). The vesting provisions under Election(s) (specify 39-44 as applicable) are effective: . (q) [ ] Distributions (6.01, 6.03 and 6.04). The distribution elections under Election(s) (specify 45-51 as applicable) are effective: . (r) [ ] Earnings/Trust valuation (7.04(B)/8.02(C)(4)). The Earnings allocation and Trust valuation provisions under Election(s) (specify 52-53 as applicable) are effective: . (s) [ ] Special Effective Date(s) for other elections (specify elections and dates) : . © 2014 Great-West Trust Company, LLC or its suppliers 1

Nonstandardized 401(k) Plan APPENDIX B BASIC PLAN DOCUMENT OVERRIDE ELECTIONS 56. BASIC PLAN OVERRIDES. The Employer elects or does not elect to override various basic plan provisions as follows (Choose (a) or choose one or more of (b) through (l) as applicable.) : [Note: If the Employer elects 56(a), do not complete the balance of this Election 56 .] (a) [ ] Not applicable. The Employer does not elect to override any basic plan provisions. [Note: The Employer at the time of restating its Plan with this Adoption Agreement may make an election on Appendix A (Election 55(s)) to specify a special Effective Date for any override provision the Employer elects in this Election 56. If the Employer, after it has executed this Adoption Agreement, later amends its Plan to change any election on this Appendix B, the Employer should document the Effective Date of the Appendix B amendment on the Execution Page or otherwise in the amendment. ] (b) [ ] Definition (Article I) overrides. (Choose one or more of (1) through (8) as applicable.) : (1) [ ] W-2 Compensation exclusion of paid/reimbursed moving expenses (1.11(B)(1)). W-2 Compensation excludes amounts paid or reimbursed by the Employer for moving expenses incurred by an Employee, but only to the extent that, at the time of payment, it is reasonable to believe that the Employee may deduct these amounts under Code §217. (2) [ ] Alternative (general) 415 Compensation (1.11(B)(4)). The Employer elects to apply the alternative (general) 415 definition of Compensation in lieu of simplified 415 Compensation. (3) [ ] Inclusion of Deemed 125 Compensation (1.11(C)). Compensation under Section 1.11 includes Deemed 125 Compensation. (4) [ ] Pre-Regulatory inclusion of Post-Severance Compensation (1.11(I) and 4.05(F)). Prior to the first Limitation Year beginning on or after July 1, 2007 (the Effective Date of the final 415 regulations), the Plan includes Post-Severance Compensation within the meaning of Prop. Treas. Reg. §1.415(c)-2(e) as described in Sections 1.11(I) and 4.05(F) as follows (Choose one or both of a. and b.) : a. [ ] Include for 415 testing. Include for 415 testing and for other testing which uses 415 Compensation. This provision applies effective as of (specify a date which is no earlier than January 1, 2005) . b. [ ] Include for allocations. Include for allocations as follows (specify affected Contribution Type(s) and any adjustments to Post-Severance Compensation used for allocation) : . This provision applies effective as of (specify a date which is no earlier than January 1, 2002) . (5) [ ] Inclusion of Deemed Disability Compensation (1.11(K)). Include Deemed Disability Compensation. (Choose one of a. or b.) : a. [ ] NHCEs only. Apply only to disabled NHCEs. b. [ ] All Participants. Apply to all disabled Participants. The Employer will make Employer Contributions for such disabled Participants for: (specify a fixed or determinable period) . (6) [ ] Treatment of Differential Wage Payments (1.11(L)). In lieu of the provisions of Section 1.11(L), the Employer elects the following (Choose one or more of a., b., c., and d. as applicable.) : a. [ ] Effective date. The inclusion is effective for Plan Years beginning after (may not be earlier than December 31, 2008) . b. [ ] Elective Deferrals only. The inclusion only applies to Compensation for purposes of Elective Deferrals. c. [ ] Not included. The inclusion does not apply to Compensation for purposes of any Contribution Type. d. [ ] Other: (specify other Contribution Type Compensation which includes Differential Wage Payments) (7) [ ] Leased Employees (1.22(B)). (Choose one or both of a. and b. if applicable.) : a. [ ] Inclusion of Leased Employees (1.22(B)). The Employer for purposes of the following Contribution Types, does not exclude Leased Employees: (specify Contribution Types) . b. [ ] Offset if contributions to leasing organization plan (1.22(B)(2)). The Employer will reduce allocations to this Plan for any Leased Employee to the extent that the leasing organization contributes to or provides benefits under a leasing organization plan to or for the Leased Employee and which are attributable to the Leased Employee's services for the Employer. The amount of the offset is as follows: [Note: The election of an offset under this Election 56(b)(7)b. may require that the Employer aggregate its plan with the leasing organization's plan for coverage and nondiscrimination testing. ] © 2014 Great-West Trust Company, LLC or its suppliers 1

Nonstandardized 401(k) Plan (8) [ ] Inclusion of Reclassified Employees (1.22(D)(3)). The Employer for purposes of the following Contribution Types, does not exclude Reclassified Employees (or the following categories of Reclassified Employees): (specify Contribution Types and/or categories of Reclassified Employees) . (c) [ ] Rule of parity - participation (Article II) override (2.03(D)). For purposes of Plan participation, the Plan applies the "rule of parity" under Code §410(a)(5)(D). (d) [ ] Contribution/allocation (Article III) overrides. (Choose one or more of (1) through (9) as applicable.) : (1) [ ] Roth overrides. (Choose one or more of a., b., c., or d. as applicable.) : a. [ ] Treatment of Automatic Deferrals as Roth Deferrals (3.02(B)). The Employer elects to treat Automatic Deferrals as Roth Deferrals in lieu of treating Automatic Deferrals as Pre-Tax Deferrals. b. [ ] In-Plan Roth Rollovers limited to In-Service only (3.08(E)(2)(a)). Only Participants who are Employees may elect to make an In-Plan Roth Rollover Contribution. c. [ ] Vested In-Plan Roth Rollovers (3.08(E)(2)(b)). Distributions related to In-Plan Roth Rollovers may only be made from accounts which are fully Vested. d. [ ] Source of In-Plan Roth Rollover Contribution (3.08(E)(3)(b)). The Plan permits an In-Plan Roth Rollover only from the following qualifying sources (Choose one or more.) : (i) [ ] Elective Deferrals (ii) [ ] Matching Contributions (including any Safe Harbor Matching Contributions and Additional Matching Contributions) (iii) [ ] Nonelective Contributions (iv) [ ] QNECs (including any Safe Harbor Nonelective Contributions) (v) [ ] Rollovers (vi) [ ] Transfers (vii) [ ] Other: (specify account(s) and conditions in a manner that is definitely determinable and not subject to Employer discretion) (2) [ ] No offset of Safe Harbor Contributions to other allocations (3.05(E)(12)). Any Safe Harbor Nonelective Contributions allocated to a Participant's account will not be applied toward (offset) any allocation to the Participant of a non-Safe Harbor Nonelective Contribution. (3) [ ] Short Plan Year or allocation period (3.06(B)(1)(c)). The Plan Administrator (Choose one of a. or b.) : a. [ ] No pro-ration. Will not pro-rate Hours of Service in any short allocation period. b. [ ] Pro-ration based on months. Will pro-rate any Hour of Service requirement based on the number of months in the short allocation period. (4) [ ] Limited waiver of allocation conditions for rehired Participants (3.06(G)). The allocation conditions the Employer has elected in the Adoption Agreement do not apply to rehired Participants in the Plan Year they resume participation, as described in Section 3.06(G). (5) [ ] Associated Match forfeiture timing (3.07(A)(1)(c)). Forfeiture of associated matching contributions occurs in the Testing Year. (6) [ ] Safe Harbor top-heavy exempt fail-safe (3.07(A)(4)). In lieu of ordering forfeitures as (a), (b), and (c) under Section 3.07(A)(4), the Employer establishes the following forfeiture ordering rules (Specify the ordering rules, for example, (b), (c), and (a).) : . (7) [ ] HEART Act continued benefit accrual (3.11(K)). The Employer elects to apply the benefit accrual provisions of Section 3.11(K). The provisions are effective as of (Choose one of a. or b.; and choose c. if the provisions no longer are effective.) : a. [ ] 2007 Effective Date. The first day of the 2007 Plan Year. b. [ ] Other Effective Date. (may not be earlier than the first day of the 2007 Plan Year) . c. [ ] No longer effective. The provisions no longer apply effective as of . (8) [ ] Classifications allocation formula (3.04(B)(3)). If a Participant shifts from one classification to another during a Plan Year, the Plan Administrator will apportion the Participant's allocation during that Plan Year (Choose one of a., b., or c.) : a. [ ] Months in each classification. Pro rata based on the number of months the Participant spent in each classification. © 2014 Great-West Trust Company, LLC or its suppliers 2

Nonstandardized 401(k) Plan b. [ ] Days in each classification. Pro rata based on the number of days the Participant spent in each classification. c. [ ] One classification only. The Employer in a nondiscriminatory manner will direct the Plan Administrator to place the Participant in only one classification for the entire Plan Year during which the shift occurs. (9) [ ] Suspension (3.06(F)(3)). The Plan Administrator in applying Section 3.06(F) will (Choose one or more of a., b., and c. as applicable.) : a. [ ] Re-order tiers. Apply the suspension tiers in Section 3.06(F)(2) in the following order: (specify order) . b. [ ] Hours of Service tie-breaker. Apply the greatest Hours of Service as the tie-breaker within a suspension tier in lieu of applying the lowest Compensation. c. [ ] Additional/other tiers. Apply the following additional or other tiers: (specify suspension tiers and ordering) . (e) [X] Testing (Article IV) overrides. (Choose one or both of (1) and (2) as applicable.) : (1) [ ] First few weeks rule for Code §415 testing Compensation (4.05(F)(1)). The Plan applies the first few weeks rule in Section 4.05(F)(1). (2) [X] Post-Severance Compensation for Code §415 testing Compensation (4.05(F)). The Employer elects the following adjustments to Post-Severance Compensation for purposes of determining 415 testing Compensation (Choose one or more of a. through d.) : [Note: Under the basic plan document, if the Employer does not elect any adjustments, post-severance compensation includes leave cashouts and deferred compensation, and excludes military and disability continuation payments. ] a. [X] Exclude leave cash-outs. See Section 1.11(I)(1)(b). b. [X] Exclude deferred compensation. See Section 1.11(I)(1)(c). c. [ ] Include salary continuation for military service. See Section 1.11(I)(2). d. [ ] Include salary continuation for disabled Participants. See Section 1.11(I)(3). (Choose one of (i) or (ii).) : (i) [ ] For Nonhighly Compensated Employees only. (ii) [ ] For all Participants. In which case the salary continuation will continue for the following fixed or determinable period: . (f) [ ] Vesting (Article V) overrides. (Choose one or more of (1) through (6) as applicable.) : (1) [ ] Application of non-top-heavy vesting and top-heavy vesting (5.03(A)(2)). The Employer makes the following elections regarding the application of non -top -heavy vesting and top-heavy vesting (Choose a., b., and c. as applicable.) : a. [ ] Election of non-top-heavy vesting. As to Plan Years where permitted and in such Plan Years when the Plan is not top -heavy, the following vesting schedule(s) apply. See Section 5.03(B). (Choose one or more of (i), (ii), or (iii) as applicable and complete (iv) and (v).) : (i) [ ] 5-year cliff. (ii) [ ] 7-year graded. (iii) [ ] Modified non-top-heavy. A modified non-top-heavy schedule as follows: [Note: A modified non-top-heavy schedule must satisfy Code §411(a)(2). ] (iv) Application to Contribution Types. Apply the elected non-top-heavy vesting schedule (Choose one of A. or B.) : A. [ ] All. To all Contribution Types subject to vesting (other than QACA Safe Harbor Contributions). B. [ ] Describe application to affected Contribution Type(s): (v) Application of top -heavy and non -top -heavy schedules. (Choose one of A. or B.) : A. [ ] Apply top -heavy schedule in all Plan Years once top-heavy. B. [ ] Apply top -heavy schedule only in top -heavy Plan Years. © 2014 Great-West Trust Company, LLC or its suppliers 3

Nonstandardized 401(k) Plan b. [ ] Election to eliminate HOS requirement post -EGTRRA or post -PPA for top -heavy vesting. The top-heavy vesting schedule(s) apply (Choose one or both of (i) and (ii).) : (i) [ ] No post-EGTRRA HOS requirement for Matching. To all Participants even if they do not have one Hour of Service in a Plan Year beginning after December 31, 2001. (ii) [ ] No post-PPA HOS requirement for affected other Employer Contributions. To all Participants even if they do not have one Hour of Service in a Plan Year beginning after December 31, 2006. c. [ ] Election to apply top-heavy vesting only as to post-EGTRRA or post-PPA contributions. The top -heavy vesting schedule(s) apply (Choose one or both of (i) and (ii).) : (i) [ ] Post-EGTRRA Matching Contributions. Only to Regular Matching Contributions and Additional Matching Contributions made in Plan Years beginning after December 31, 2001 and to the associated Earnings. (ii) [ ] Post-PPA other Employer Contributions. Only to non -Matching Contributions made in Plan Years beginning after December 31, 2006, and to the associated Earnings. (2) [ ] Alternative "grossed-up" vesting formula (5.03(C)(2)). The Employer elects the alternative vesting formula described in Section 5.03(C)(2). (3) [ ] Source of Cash-Out forfeiture restoration (5.04(B)(5)). To restore a Participant's Account Balance as described in Section 5.04(B)(5), the Plan Administrator, to the extent necessary, will allocate from the following source(s) and in the following order (Specify, in order, one or more of the following: Forfeitures, Earnings, and/or Employer Contribution) : . (4) [ ] Deemed Cash-Out of 0% Vested Participant (5.04(C)). The deemed cash-out rule of Section 5.04(C) does not apply to the Plan. (5) [ ] Accounting for Cash-Out repayment; Contribution Type (5.04(D)(2)). In lieu of the accounting described in Section 5.04(D)(2), the Plan Administrator will account for a Participant's Account Balance attributable to a Cash-Out repayment (Choose one of a. or b.) : a. [ ] Nonelective rule. Under the nonelective rule. b. [ ] Rollover rule. Under the rollover rule. (6) [ ] One-year hold-out rule - vesting (5.06(D)). The one-year hold-out Break in Service rule under Code §411(a)(6)(B) applies. (g) [X] Distribution (Article VI) overrides. (Choose one or more of (1) through (9) as applicable.) : (1) [X] Restriction on In-Service Rollover Distributions (6.01(C)). A Participant shall be entitled to receive a distribution of Rollover Contributions, Employee Contributions and DECs (Choose one or more of a. through d. as applicable.) : a. [ ] Deferrals. Under the same provisions which apply to Elective Deferrals. b. [ ] Match. Under the same provisions which apply to Matching Contributions. c. [ ] Nonelective. Under the same provisions which apply to Nonelective Contributions. d. [X] Other: In addition, Disability Distributions are allowed from all amounts attributable to pre-January 1, 2007 Contributions held in a Participant's Employee (after-tax) Contribution Account. A Participant may not receive an In-Service Distribution of Employee (after-tax) Contributions in an amount which is less than $500 or the value of the distributing Account. [Note : The Employer under Election 56(g)(1)d. may describe In-Service Rollover Distribution restrictions using the options available for In-Service Distributions under Election 47 and/or a combination thereof as to all Participants or as to any: (i) Participant group (e.g., Division A Rollover Accounts are distributable at age 59 1/2 OR Rollover Accounts of Employees hired on/before "x" date are distributable at age 59 1/2. No In-Service Rollover Distributions apply to Division B Employees OR to Employees hired after "x" date). An Employer's election under Election 56(g)(1)d. must: (i) be objectively determinable; (ii) not be subject to Employer discretion; (iii) preserve Protected Benefits as required; (iv) be nondiscriminatory; and (v) not permit an "early" distribution of any Restricted 401(k) Accounts or Restricted Pension Accounts. See Sections 6.01(C)(4) and 11.02(C)(3). ] (2) [ ] Elections related to In-Plan Roth Rollovers (6.01(C)(7)). (Choose one or more of a. through c. as applicable.) : a. [ ] In-Service Roth Rollover events. The Employer elects to permit In-Service Distributions under the following conditions solely for purposes of making an In-Plan Roth Rollover Contribution (Choose one or more of (i) through (iv); select (v) if applicable.) : (i) [ ] Age. The Participant has attained age . (ii) [ ] Participation. The Participant has months of participation (specify minimum of 60 months) . Section 6.01(C)(4)(a)(ii). © 2014 Great-West Trust Company, LLC or its suppliers 4

Nonstandardized 401(k) Plan (iii) [ ] Seasoning. The amounts being distributed have accumulated in the Plan for at least years (at least 2) . See Section 6.01(C)(4)(a)(i). (iv) [ ] Other (describe): (must be definitely determinable and not subject to Employer discretion (e.g., age 50, but only with respect to Nonelective Contributions, and not Matching Contributions)) [Note: Regardless of any election above to the contrary, In-Plan Roth Rollover Contributions are not permitted from a Participant's Elective Deferral Account, Qualified Matching Contribution Account, Qualified Nonelective Contribution Account and accounts attributable to Safe Harbor Contributions prior to age 59 1/2. ] (v) [ ] Distribution for withholding. A Participant may elect to have a portion of the amount that may be distributed as an In-Plan Roth Rollover Contribution distributed solely for purposes of federal or state income tax withholding related to the In-Plan Roth Rollover Contribution. b. [ ] Minimum amount. The minimum amount that may be rolled over is (may not exceed $1,000) . c. [ ] No transfer of loans. Loans may not be distributed as part of an In-Plan Roth Rollover Contribution. (if not selected, any loans may be transferred) (3) [ ] Elections related to Required Minimum Distributions. (Choose one or more of a. through c. as applicable.) : a. [ ] RMD overrides if Participant dies before DCD (6.02(B)(1)(e)). If the Participant dies before the DCD and the Beneficiary is a designated Beneficiary, the RMD distribution rules are modified as follows (Choose one of (i) through (iv).) : (i) [ ] Election of 5-year rule. If a Designated Beneficiary does not make a timely election, the 5-year rule applies in lieu of the Life Expectancy rule. (ii) [ ] Life Expectancy rule. The Life Expectancy rule applies to the Designated Beneficiary. See Section 6.02(B)(1)(d). (iii) [ ] 5-year rule. The 5-year rule applies to the Beneficiary. See Section 6.02(B)(1)(c). (iv) [ ] Other: (Describe, e.g., the 5-year rule applies to all Beneficiaries other than a surviving spouse Beneficiary.) b. [ ] RBD definition (6.02(E)(7)(c)). In lieu of the RBD definition in Section 6.02(E)(7)(a) and (b), the Plan Administrator (Choose one of (i) or (ii).) : (i) [ ] SBJPA definition indefinitely. Indefinitely will apply the pre-SBJPA RBD definition. (ii) [ ] SBJPA definition to specified date. Will apply the pre-SBJPA definition until (the stated date may not be earlier than January 1, 1997) , and thereafter will apply the RBD definition in Sections 6.02(E)(7)(a) and (b). c. [ ] 2009 RMD waiver elections (6.02(F)). In lieu of the 2009 RMDs suspension (subject to a Participant or Beneficiary election to continue), as provided in Section 6.02(F) (Choose one of (i) through (iii) if applicable. Choose (iv) or (v) if applicable.) : (i) [ ] RMDs continued unless election. 2009 RMDs are continued as provided in Section 6.02(F)(2), unless a Participant or Beneficiary otherwise elects. (ii) [ ] RMDs continued - no election. 2009 RMDs are continued as provided in Section 6.02(F)(3), without regard to a waiver. No election is available to Participants or Beneficiaries. (iii) [ ] Other: (Describe, e.g., the Plan suspended 2009 RMDs and did not offer an election or the Plan changed from one treatment of 2009 RMDs to another treatment during 2009.) Treatment as Eligible Rollover Distribution. For purposes of 2009 RMDs, the Plan also will treat the following distributions as Eligible Rollover Distributions (Choose (iv) or (v), if applicable. If the Employer elects neither (iv) nor (v), then a direct rollover for 2009 will be offered only for distributions that would be Eligible Rollover Distributions without regard to Code §401(a)(9)(H).) : (iv) [ ] 2009 RMDs and Extended 2009 RMDs, both as defined in Section 6.02(F). (v) [ ] 2009 RMDs, as defined in Section 6.02(F), but only if paid with an additional amount that is an Eligible Rollover Distribution without regard to Code §401(a)(9)(H). (4) [X] Distribution Methods (Choose one or both of a. and b. if applicable.) : a. [X] Default Distribution Methods (6.03(B)(2)). If a Participant or Beneficiary does not make a timely election as to distribution method and timing the Plan Administrator will direct the Trustee to distribute using the following method and timing: Installments sufficient to satisfy RMD beginning at the Required Beginning Date. © 2014 Great-West Trust Company, LLC or its suppliers 5

Nonstandardized 401(k) Plan (Describe, e.g., Installments sufficient to satisfy RMD beginning at the Required Beginning Date. The selected method and timing must not be discriminatory and must be an option the plan makes available to participants and/or beneficiaries.) b. [ ] Beneficiary Distribution Methods (6.03(A)(2)). The Plan will distribute to the Beneficiary under the following distribution method(s). If more than one method is elected, the Beneficiary may choose the method of distribution: (i) [ ] Lump-Sum. See Section 6.03(A)(3). (ii) [ ] Installments sufficient to satisfy RMD. See Section 6.03(A)(4)(a). (iii) [ ] Ad-Hoc sufficient to satisfy RMD. See Section 6.03(A)(6). (iv) [ ] Other: (Describe, e.g., Lump-Sum or Installments for surviving spouse Beneficiaries, Lump-Sum only for all other Beneficiaries.) (5) [ ] Annuity Distributions (6.04). (Choose one or both of a. and b. if applicable.) : a. [ ] Modification of QJSA (6.04(A)(3)). The Survivor Annuity percentage will be %. (Specify a percentage between 50% and 100%.) b. [ ] Modification of QPSA (6.04(B)(2)). The QPSA percentage will be %. (Specify a percentage between 50% and 100%.) (6) [ ] Hardship Distributions (6.07). (Choose one or both of a. and b. if applicable.) : a. [ ] Restriction on hardship source; grandfathering (6.07(E)). The hardship distribution limit includes grandfathered amounts. b. [ ] Hardship acceleration. The existence of a hardship occurring after Separation from Service/Severance from Employment will be determined under the non-safe harbor rules of Section 6.07(B). (7) [ ] Replacement of $5,000 amount (6.09). All Plan references (except in Sections 3.02(D), 3.10 and 3.12(C)(2)) to "$5,000" will be $ . (Specify an amount less than $5,000.) (8) [ ] Beneficiary's hardship need (6.07(H)). Effective (Specify date not earlier than August 17, 2006) , a Participant's hardship includes an immediate and heavy financial need of the Participant's primary Designated Beneficiary under the Plan, as described in Section 6.07(H). (9) [ ] Non-spouse beneficiary rollover not permitted before required (6.08(G)). For distributions after December 31, 2006, and before (Specify a date not later than January 1, 2010) , the Plan does not permit a Designated Beneficiary other than the Participant's surviving spouse to elect to roll over a death benefit distribution. (h) [X] Administrative overrides (Article VII). (Choose one or more of (1) through (7) as applicable.) : (1) [ ] Contributions prior to accrual or precise determination (7.04(B)(5)(b)). The Plan Administrator will allocate Earnings described in Section 7.04(B)(5)(b) as follows (Choose one of a., b., or c.) : a. [ ] Treat as contribution. Treat the Earnings as an Employer Matching or Nonelective Contribution and allocate accordingly. b. [ ] Balance forward. Allocate the Earnings using the balance forward method described in Section 7.04(B)(4)(b). c. [ ] Weighted average. Allocate the Earnings on Matching Contributions using the weighted average method in a manner similar to the method described in Section 7.04(B)(4)(d). (2) [ ] Automatic revocation of spousal designation (7.05(A)(1)). The automatic revocation of a spousal Beneficiary designation in the case of divorce does not apply. (3) [ ] Limitation on frequency of Beneficiary designation changes (7.05(A)(4)). Except in the case of a Participant incurring a major life event, a period of at least must elapse between Beneficiary designation changes. (Specify a period of time, e.g., 90 days OR 12 months.) (4) [ ] Definition of "spouse" (7.05(A)(5)). The following definition of "spouse" applies: (Specify a definition.) (5) [X] Administration of default provision; default Beneficiaries (7.05(C)). The following list of default Beneficiaries will apply: The Participant's spouse, the Participant's estate (Specify, in order, one or more Beneficiaries who will receive the interest of a deceased Participant.) © 2014 Great-West Trust Company, LLC or its suppliers 6

Nonstandardized 401(k) Plan (6) [ ] Subsequent restoration of forfeiture-sources and ordering (7.07(A)(3)). Restoration of forfeitures will come from the following sources, in the following order (Specify, in order, one or more of the following: Forfeitures, Employer Contribution, Trust Fund Earnings.) (7) [ ] State law (7.10(H)). The law of the following state will apply: (Specify one of the 50 states or the District of Columbia, or other appropriate legal jurisdiction, such as a territory of the United States or an Indian tribal government.) (i) [ ] Trust and insurance overrides (Articles VIII and IX). (Choose one or more of (1) through (3) if applicable.) : (1) [ ] Employer securities/real property in Profit Sharing Plans/401(k) Plans (8.02(A)(13)(a)). The Plan limit on investment in qualifying Employer securities/real property is %. (Specify a percentage which is less than 100%.) (2) [ ] Provisions relating to insurance and insurance company (9.08). The following provisions apply: (Specify such language as necessary to accommodate life insurance Contracts the Plan holds.) [Note: The provisions in this Election 56(i)(2) may override provisions in Article IX of the Plan, but must be consistent with all other provisions of the Plan. ] (3) [ ] Cross-pay when more than one entity adopts Plan not applicable (8.12). The cross-pay provisions of Section 8.12 do not apply. (j) [ ] Code Section 415 (Article XI) override (11.02(A)(1), 4.02(F)). Because of the required aggregation of multiple plans, to satisfy Code §415, the following overriding provisions apply: (Specify such language as necessary to satisfy §415, e.g., the Employer will reduce Additional Additions to this plan before reducing Annual Additions to other plans.) (k) [ ] Code Section 416 (Article XI) override (11.02(A)(1), 10.03(D)). Because of the required aggregation of multiple plans, to satisfy Code §416, the following overriding provisions apply: (Specify such language as necessary to satisfy §416, e.g., If an Employee participates in this Plan and another Plan the Employer maintains, the Employer will satisfy any Top-Heavy Minimum Allocation in this Plan and not the other plan.) (l) [ ] Multiple Employer Plan (Article XII) overrides. (Choose (1) if applicable.) : (1) [ ] No involuntary termination for Participating Employer (12.11). The Lead Employer may not involuntarily terminate the participation of any Participating Employer under Section 12.11. © 2014 Great-West Trust Company, LLC or its suppliers 7

Nonstandardized 401(k) Plan APPENDIX C LIST OF GROUP TRUST FUNDS/PERMISSIBLE TRUST AMENDMENTS 57. [ ] INVESTMENT IN GROUP TRUST FUND (8.09) . The nondiscretionary Trustee, as directed or the discretionary Trustee acting without direction (and in addition to the discretionary Trustee's authority to invest in its own funds under Section 8.02(A)(3)), may invest in any of the following group trust funds: . (Specify the names of one or more group trust funds in which the Plan can invest.) [Note: A discretionary or nondiscretionary Trustee also may invest in any group trust fund authorized by an independent Named Fiduciary. ] 58. [ ] DUTY TO COLLECT (8.02(D)(1)) . is hereby appointed as a Trustee for the Plan, and is referred to as the Special Trustee. The sole responsibility of the Special Trustee is to collect contributions the Employer owes to the Plan. No other Trustee has any duty to ensure that the contributions received comply with the provisions of the Plan or is obliged to collect any contributions from the Employer. No Trustee, other than the Special Trustee, is obliged to ensure that funds deposited are deposited according to the provisions of the Plan. The Special Trustee will execute a form accepting its position and agreeing to its obligations hereunder. 59. [X] PERMISSIBLE TRUST AMENDMENTS (8.11) . The Employer makes the following amendments to the Trust as permitted under Rev. Proc. 2011-49, Sections 5.09 and 14.04 (Choose one or more of (a) through (c) as applicable.): [Note: Any amendment under this Election 59 must not: (i) conflict with any Plan provision unrelated to the Trust or Trustee; or (ii) cause the Plan to violate Code §401(a). The amendment may override, add to, delete or otherwise modify the Trust provisions. Do not use this Election 59 to substitute another pre-approved trust for the Trust. See Election 5(c) as to a substitute trust. ] (a) [X] Investments. The Employer amends the Trust provisions relating to Trust investments as follows: To the extent the Trust is invested in Employer securities, it shall be the duty of the Employer to determine the prudence of such investment and that such investment is not prohibited by Sections 406 or 407 of ERISA. The Employer shall, on an ongoing basis, monitor the prudence of the Plan’s acquiring and holding Employer securities in a manner consistent with the discharge of its fiduciary responsibilities under ERISA. In the event that a tender or exchange offer is made for all or any portion of Employer securities, the Employer shall take such action as is practicable to provide each Participant in the Plan having an interest in Employer securities with the same information that is distributed by the Employer to the stockholders of the Employer owning the same class of common stock for which such offer is made. In the event such an offer is made, each such Participant shall have the right to direct the Trustee, by timely notice, to tender or exchange all or any portion of the shares of such common stock allocated or deemed to be allocated, whether or not vested, to his account at such time, and the Trustee shall so tender or exchange only upon receipt of such direction. Shares for which the Trustee receives no instructions shall not be tendered. With respect to Employer securities, each Participant in the Plan who has an interest in Employer securities shall be entitled to direct the Trustee as to the manner in which the Employer's securities having voting rights which are allocated or deemed to be allocated to such Participant's account are to be voted. The Trustee, itself or by its nominee, shall be entitled to vote and shall vote such stock with voting rights allocated to the accounts of such Participants as follows: A) The Employer, in its sole discretion, shall adopt reasonable measures to notify such Participants of the date and purposes of each meeting of stockholders of the Employer at which holders of shares of stock shall be entitled to vote. The Employer or Plan Administrator shall be responsible for distributing or causing to be distributed, proxies and proxy-related materials to the Participants. B) The Trustee shall cast votes only in accordance with directions delivered to the Trustee by the Employer, Plan Administrator or their agent (which agent shall not be the Trustee) selected by the Employer or Plan Administrator. C) The Employer and Plan Administrator hereby instruct the Trustee not to vote any proxy for which the Trustee does not receive a timely instruction from the Plan Sponsor, Plan Administrator or their agent. (b) [X] Duties. The Employer amends the Trustee (or Custodian) duties as follows: The Employer shall indemnify and save harmless the Trustee, its affiliates, and their officers, agents and employees (each an “Indemnified Person”) for and from any Liability, as defined below, that may be imposed on, incurred by, or asserted against any Indemnified Person in connection with or arising out of (i) any matter as to which the Trustee has complied with directions or instructions as contemplated by this Trust or has refrained from acting in the absence of directions or instructions as contemplated by this Trust, (ii) any matter to which the Trustee has acted in accordance with its applicable standard of care under this Trust and ERISA, or (iii) any breach of any statutory or other duty owed to the Plan by the Employer, the Plan Administrator, any Investment Manager or any delegate of any of them, provided that the Trustee does not participate knowingly in, or knowingly undertake to conceal, any act or omission of any such person acting as a fiduciary to any Plan, knowing such act or omission to be a breach of fiduciary responsibility by such person. In addition to and in no way in limitation of the foregoing indemnification, the Employer hereby agrees to indemnify and hold harmless the Trustee from and against any Liability to which the Trustee may be subject by reason of any act or omission of any prior, subsequent or existing trustee of the Plan. “Liability” means any liability, loss, cost, damage, penalty, fine, © 2014 Great-West Trust Company, LLC or its suppliers 1

Nonstandardized 401(k) Plan obligation or expense of any kind whatsoever (including, without limitation, reasonable attorneys', accountants', consultants' or experts' fees and disbursements). The Trustee, its affiliates, and their officers, agents and employees may bring action against the Employer to contribute to the satisfaction of any Liability to the extent that the Liability (i) is not subject to indemnification above and (ii) is caused by the culpable conduct of the Employer, the Plan Administrator, an Investment Manager, or their respective agents. The Trustee shall have no obligation to undertake, defend or continue to maintain any action or proceeding arising in connection with the Trust, unless and until the Employer requests the Trustee to do so and agrees in writing to indemnify the Trustee against the Trustee's costs, expenses and liabilities (including, without limitation, attorneys' fees and expenses) relating thereto, to be primarily liable for such payment and to make periodic payments in respect of such fees and expenses during the course of such proceedings. If the Employer thereafter does not pay such costs, expenses and liabilities in a reasonably timely manner, the Trustee shall discontinue participation in such action or proceeding, and charge the assets of the Trust Fund to the extent sufficient for any unpaid fees and expenses. Subject to the exclusion of liability for indirect, incidental, consequential or special damages below, the Trustee will be liable for direct damages suffered by the Trust, the Employer and the Plan Administrator to the extent such direct damages result from the Trustee’s fraud, negligence, willful misconduct in performing its duties as set out in this Trust or from its breach of fiduciary duty under ERISA in performing its specific fiduciary responsibilities as set out in this Trust. The foregoing rights of indemnification and contribution shall not limit any rights or remedies that may be available to the Trustee under law. Except as otherwise required by ERISA, under no circumstances shall the Trustee or its agent incur liability for any indirect, incidental, consequential or special damages (including, without limitation, lost profits) of any form incurred by any person, whether or not foreseeable and regardless of the form of the action in which such a claim may be brought, with respect to the Trust Fund or its role as Trustee or agent. Section 8.02(A)(3) is amended to add “if applicable” at the end of the paragraph. The Trustee agrees to perform the responsibilities expressly imposed on it under the Plan. The Employer and the Trustee intend that nothing shall be construed to require the Trustee to perform any responsibility or function that it has no express authority to perform under the Plan. (c) [X] Other administrative provisions. The Employer amends the other administrative provisions of the Trust as follows: If the Plan permits Participant directed investments, the Employer is solely responsible for ensuring compliance with requirements of ERISA Section 404(c) and the regulations issued thereunder. © 2014 Great-West Trust Company, LLC or its suppliers 2

Nonstandardized 401(k) Plan APPENDIX D TABLE I: ACTUARIAL FACTORS UP-1984 Without Setback Number of years from attained age at the end of Plan Year until Normal Retirement Age 7.50% 8.00% 8.50% 0 8.458 8.196 7.949 1 7.868 7.589 7.326 2 7.319 7.027 6.752 3 6.808 6.506 6.223 4 6.333 6.024 5.736 5 5.891 5.578 5.286 6 5.480 5.165 4.872 7 5.098 4.782 4.491 8 4.742 4.428 4.139 9 4.412 4.100 3.815 10 4.104 3.796 3.516 11 3.817 3.515 3.240 12 3.551 3.255 2.986 13 3.303 3.014 2.752 14 3.073 2.790 2.537 15 2.859 2.584 2.338 16 2.659 2.392 2.155 17 2.474 2.215 1.986 18 2.301 2.051 1.831 19 2.140 1.899 1.687 20 1.991 1.758 1.555 21 1.852 1.628 1.433 22 1.723 1.508 1.321 23 1.603 1.396 1.217 24 1.491 1.293 1.122 25 1.387 1.197 1.034 26 1.290 1.108 0.953 27 1.200 1.026 0.878 28 1.116 0.950 0.810 29 1.039 0.880 0.746 30 0.966 0.814 0.688 31 0.899 0.754 0.634 32 0.836 0.698 0.584 33 0.778 0.647 0.538 34 0.723 0.599 0.496 35 0.673 0.554 0.457 36 0.626 0.513 0.422 37 0.582 0.475 0.389 38 0.542 0.440 0.358 39 0.504 0.407 0.330 40 0.469 0.377 0.304 41 0.436 0.349 0.280 42 0.406 0.323 0.258 43 0.377 0.299 0.238 44 0.351 0.277 0.219 45 0.327 0.257 0.202 Note: A Participant's Actuarial Factor under Table I is the factor corresponding to the number of years until the Participant reaches his/her Normal Retirement Age under the Plan. A Participant's age as of the end of the current Plan Year is his/her age on his/her last birthday. For any Plan Year beginning on or after the Participant's attainment of Normal Retirement Age, the factor for "zero" years applies. © 2014 Great-West Trust Company, LLC or its suppliers 3

Nonstandardized 401(k) Plan APPENDIX D TABLE II: ADJUSTMENT TO ACTUARIAL FACTORS FOR NORMAL RETIREMENT AGE OTHER THAN 65 UP-1984 Without Setback Normal Retirement Age 7.50% 8.00% 8.50% 55 1.2242 1.2147 1.2058 56 1.2043 1.1959 1.1879 57 1.1838 1.1764 1.1694 58 1.1627 1.1563 1.1503 59 1.1411 1.1357 1.1305 60 1.1188 1.1144 1.1101 61 1.0960 1.0925 1.0891 62 1.0726 1.0700 1.0676 63 1.0488 1.0471 1.0455 64 1.0246 1.0237 1.0229 65 1.0000 1.0000 1.0000 66 0.9752 0.9760 0.9767 67 0.9502 0.9518 0.9533 68 0.9251 0.9274 0.9296 69 0.8998 0.9027 0.9055 70 0.8740 0.8776 0.8810 71 0.8478 0.8520 0.8561 72 0.8214 0.8261 0.8307 73 0.7946 0.7999 0.8049 74 0.7678 0.7735 0.7790 75 0.7409 0.7470 0.7529 76 0.7140 0.7205 0.7268 77 0.6874 0.6942 0.7008 78 0.6611 0.6682 0.6751 79 0.6349 0.6423 0.6494 80 0.6090 0.6165 0.6238 Note: Use Table II only if the Normal Retirement Age for any Participant is not 65. If a Participant's Normal Retirement Age is not 65, adjust Table I by multiplying all factors applicable to that Participant in Table I by the appropriate Table II factor. © 2014 Great-West Trust Company, LLC or its suppliers 4

Nonstandardized 401(k) Plan PPD ADOPTION AGREEMENT ADMINISTRATIVE CHECKLIST August 22, 2019 This Administrative Checklist ("AC") is not part of the Adoption Agreement or Plan but is for the use of the Plan Administrator in administering the Plan. Relius software also uses the AC and the following Supporting Forms Checklist ("SFC") in preparing the Plan's SPD and some administrative forms, such as the Loan Policy, if applicable. The plan document preparer need not complete the AC but may find it useful to do so. The preparer may modify the AC, including adding items, without affecting reliance on the Plan's opinion or advisory letter since the AC is not part of the approved Plan. Any change to this AC is not a Plan amendment and is not subject to any Plan provision or to Applicable Law regarding the timing or form of Plan amendments. However, the Plan Administrator's administration of any AC item must be in accordance with applicable Plan terms and with Applicable Law. The AC reflects the Plan policies and operation as of the date set forth above and may also reflect Plan policies and operation pre-dating the specified date. AC1. PLAN LOANS (7.06) . The Plan permits or does not permit Participant Loans as follows (Choose one of (a) or (b).) : (a) [ ] Does not permit. (b) [X] Permitted pursuant to the Loan Policy. See SFC Election 74 to complete Loan Policy. AC2. PARTICIPANT DIRECTION OF INVESTMENT (7.03(B)) . The Plan permits Participant direction of investment or does not permit Participant direction of investment as to some or all Accounts as follows (Choose one of (a) or (b).) : (a) [ ] Does not permit. The Plan does not permit Participant direction of investment of any Account. (b) [X] Permitted as follows. The Plan permits Participant direction of investment. (Complete (1) through (4).) : (1) Accounts affected. (Choose a. or choose one or more of b. through f.) : a. [X] All Accounts. b. [ ] Elective Deferral Accounts (Pre-tax and Roth) and Employee Contributions. c. [ ] All Nonelective Contribution Accounts. d. [ ] All Matching Contribution Accounts. e. [ ] All Rollover Contribution and Transfer Accounts. f. [ ] Specify Accounts: (2) Restrictions on Participant direction (Choose one of a. or b.) : a. [ ] None. Provided the investment does not result in a prohibited transaction, give rise to UBTI, create administrative problems or violate the Plan terms or Applicable Law. b. [ ] Restrictions: (3) ERISA §404(c). (Choose one of a. or b.) : a. [X] Applies. b. [ ] Does not apply. (4) QDIA (Qualified Default Investment Alternative). (Choose one of a. or b.) : a. [X] Applies. See SFC Election 122 for details. b. [ ] Does not apply. AC3. ROLLOVER CONTRIBUTIONS (3.08) . The Plan permits or does not permit Rollover Contributions as follows (Choose one of (a) or (b).) : (a) [ ] Does not permit. (b) [X] Permits. Subject to approval by the Plan Administrator and as further described below (Complete (1) and (2).) : (1) Who may roll over. (Choose one of a. or b.) : a. [ ] Participants only. b. [X] Eligible Employees or Participants. (2) Sources/Types. The Plan will accept a Rollover Contribution (Choose one of a. or b.) : a. [ ] All. From any Eligible Retirement Plan and as to all Contribution Types eligible to be rolled into this Plan. b. [X] Limited. Only from the following types of Eligible Retirement Plans and/or as to the following Contribution Types: Qualified plans described in Code Section 401(a) or 403(a), 403(b) plans, and IRAs. Rollovers of Employee (after-tax) Contributions are not allowed . AC4. PLAN EXPENSES (7.04(C)) . The Employer will pay or the Plan will be charged with non-settlor Plan expenses as follows (Choose one of (a) or (b).) : (a) [ ] Employer pays all expenses except those intrinsic to Trust assets which the Plan will pay (e.g., brokerage commissions). (b) [X] Plan pays some or all non-settlor expenses. See SFC Election 119 for details. 194558-01 (effective August 22, 2019) © 2014 Great-West Trust Company, LLC or its suppliers 1

Nonstandardized 401(k) Plan AC5. RELATED AND PARTICIPATING EMPLOYERS/MULTIPLE EMPLOYER PLAN (1.24(C)/(D)) . There are or are not Related Employers and Participating Employers as follows (Complete (a) through (d).) : (a) Related Employers. (Choose one of (1) or (2).) : (1) [ ] None. (2) [ ] Name(s) of Related Employers: (b) Participating (Related) Employers. (Choose one of (1) or (2).) : (1) [ ] None. (2) [X] Name(s) of Participating Employers: Liberty National Life Insurance Company and Globe Life and Accident Insurance Company See SFC Election 76 for details. (c) Former Participating Employers. (Choose one of (1) or (2).) : (1) [ ] None. (2) [ ] Applies. Name(s) Date of cessation (d) Multiple Employer Plan status. (Choose one of (1) or (2).) : (1) [X] Does not apply. (2) [ ] Applies. The Signatory Employer is the Lead Employer and at least one Participating Employer is not a Related Employer. (Complete a.) a. Name(s) of Participating Employers (other than Related Employers described above): . See SFC Election 76 for details. AC6. TOP-HEAVY MINIMUM-MULTIPLE PLANS (10.03) . If the Employer maintains another plan, this Plan provides that the Plan Administrator operationally will determine in which plan the Employer will satisfy the Top-Heavy Minimum Contribution (or benefit) requirement as to Non-Key Employees who participate in such plans and who are entitled to a Top-Heavy Minimum Contribution (or benefit). This Election documents the Plan Administrator's operational election. (Choose (a) or choose one of (b) or (c).) : (a) [ ] Does not apply. (b) [X] If only another Defined Contribution Plan. Make the Top-Heavy Minimum Allocation (Choose one of (1) or (2).) : (1) [X] To this Plan. (2) [ ] To another Defined Contribution Plan: (plan name) (c) [ ] If one or more Defined Benefit Plans. Make the Top-Heavy Minimum Allocation or provide the top-heavy minimum benefit (Choose one of (1), (2), or (3).) : (1) [ ] To this Plan. Increase the Top-Heavy Minimum Allocation to 5%. (2) [ ] To another Defined Contribution Plan. Increase the Top-Heavy Minimum Allocation to 5% and provide under the: (name of other Defined Contribution Plan). (3) [ ] To a Defined Benefit Plan. Provide the 2% top-heavy minimum benefit under the: (name of Defined Benefit Plan) and applying the following interest rate and mortality assumptions: . AC7. SELF-EMPLOYED PARTICIPANTS (1.22(A)) . One or more self-employed Participants with Earned Income benefits in the Plan as follows (Choose one of (a) or (b).) : (a) [ ] None. (b) [X] Applies. AC8. PROTECTED BENEFITS (11.02(C)) . The following Protected Benefits no longer apply to all Participants or do not apply to designated amounts/Participants as indicated, having been eliminated by a Plan amendment (Choose one of (a) or (b).) : (a) [X] Does not apply. No Protected Benefits have been eliminated. (b) [ ] Applies. Protected Benefits have been eliminated as follows (Choose one or more of rows (1) through (4) as applicable. Choose one of columns (1), (2), or (3), and complete column (4).) : (1) (2) (3) (4) All Post-E.D. Post-E.D. Effective Participants/ Contribution Participants Date Accounts Accounts only only (E.D.) (1) [ ] QJSA/QPSA distributions [ ] [ ] [ ] (2) [ ] Installment distributions [ ] [ ] [ ] (3) [ ] In-kind distributions [ ] [ ] [ ] (4) [ ] Specify: AC9. LIFE INSURANCE (9.01) . The Trust invests or does not invest in life insurance Contracts as follows (Choose one of (a) or (b).) : (a) [X] Does not apply. (b) [ ] Applies. Subject to the limitations and other provisions in Article IX and/or Appendix B. 194558-01 (effective August 22, 2019) © 2014 Great-West Trust Company, LLC or its suppliers 2

Nonstandardized 401(k) Plan AC10. DISTRIBUTION OF CASH OR PROPERTY (8.04) . The Plan provides for distribution in the form of (Choose one of (a) or (b).) : (a) [ ] Cash only. Except where property distribution is required or permitted under Section 8.04. (b) [X] Cash or property. At the distributee's election and consistent with any Plan Administrator policy under Section 8.04. AC11. EMPLOYER SECURITIES/EMPLOYER REAL PROPERTY (8.02(A)(13)) . The Trust invests or does not invest in qualifying Employer securities and/or qualifying Employer real property as follows (Choose one of (a) or (b).) : (a) [ ] Does not apply. (b) [X] Applies. Such investments are subject to the limitations of Section 8.02(A)(13) and/or Appendix B. 194558-01 (effective August 22, 2019) © 2014 Great-West Trust Company, LLC or its suppliers 3

GREAT-WEST TRUST COMPANY DEFINED CONTRIBUTION PROTOTYPE PLAN AND TRUST

Defined Contribution Prototype Plan TABLE OF CONTENTS ARTICLE I, DEFINITIONS 1.60 SIMPLE Contribution ...................................... 12 1.01 Account ............................................................... 1 1.61 Sponsor ............................................................. 12 1.02 Account Balance or Accrued Benefit .................. 1 1.62 Successor Plan .................................................. 12 1.03 Accounting Date ................................................. 1 1.63 Taxable Year .................................................... 12 1.04 Adoption Agreement ........................................... 1 1.64 Transfer ............................................................ 12 1.05 Advisory Letter ................................................... 1 1.65 Trust ................................................................. 12 1.06 Annuity Contract ................................................. 1 1.66 Trust Fund ........................................................ 12 1.07 Appendix ............................................................. 2 1.67 Trustee/Custodian ............................................. 12 1.08 [Reserved] ........................................................... 2 1.68 USERRA .......................................................... 12 1.09 Beneficiary .......................................................... 2 1.69 Valuation Date .................................................. 12 1.10 Code .................................................................... 2 1.70 Vested ............................................................... 12 1.11 Compensation ..................................................... 2 1.71 Volume Submitter Plan .................................... 12 1.12 Contribution Types ............................................. 4 ARTICLE II, ELIGIBILITY AND PARTICIPATION 1.13 Defined Contribution Plan .................................. 4 2.01 Eligibility .......................................................... 13 1.14 Defined Benefit Plan ........................................... 5 2.02 Application of Service Conditions .................... 13 1.15 Differential Wage Payment ................................. 5 2.03 Break in Service - Participation ........................ 14 1.16 Disability ............................................................. 5 2.04 Participation upon Re-employment .................. 15 1.17 Designated IRA Contribution ............................. 5 2.05 Change in Employment Status ......................... 15 1.18 DOL .................................................................... 5 2.06 Participation Opt-Out ....................................... 15 1.19 Earnings .............................................................. 5 ARTICLE III, PLAN CONTRIBUTIONS AND 1.20 Effective Date ..................................................... 5 FORFEITURES 1.21 Elective Deferrals ................................................ 5 3.01 Contribution Types ........................................... 16 1.22 Employee ............................................................ 5 3.02 Elective Deferrals ............................................. 16 1.23 Employee Contribution and DECs ...................... 7 3.03 Matching Contributions .................................... 21 1.24 Employer ............................................................. 7 3.04 Nonelective/Employer Contributions ............... 22 1.25 Employer Contribution ....................................... 7 3.05 Safe Harbor 401(k) Contributions .................... 25 1.26 Entry Date ........................................................... 7 3.06 Allocation Conditions ....................................... 30 1.27 EPCRS ................................................................ 7 3.07 Forfeiture Allocation ........................................ 32 1.28 ERISA ................................................................. 7 3.08 Rollover Contributions ..................................... 33 1.29 401(k) Plan .......................................................... 8 3.09 Employee Contributions ................................... 35 1.30 401(m) Plan......................................................... 8 3.10 SIMPLE 401(k) Contributions ......................... 35 1.31 HEART Act ........................................................ 8 3.11 USERRA/HEART ACT Contributions ............ 36 1.32 Hour of Service ................................................... 8 3.12 Designated IRA Contributions ......................... 37 1.33 IRS ...................................................................... 9 3.13 Deductible Employee Contributions (DECs).... 38 1.34 Limitation Year ................................................... 9 1.35 Matching Contribution ........................................ 9 ARTICLE IV, LIMITATIONS AND TESTING 1.36 Money Purchase Pension Plan/Money 4.01 Annual Additions Limit .................................... 39 Purchase Pension Contribution ........................... 9 4.02 Annual Additions Limit Code §415 1.37 Named Fiduciary ............................................... 10 Aggregated Plans .............................................. 39 1.38 Nonelective Contribution .................................. 10 4.03 Disposition of Excess Annual Additions .......... 40 1.39 Opinion Letter ................................................... 10 4.04 No Combined DCP/DBP Limitation ................ 40 1.40 Paid Time Off Plan ........................................... 10 4.05 Definitions: Sections 4.01-4.04 ........................ 40 1.41 Participant ......................................................... 10 4.06 Annual Testing Elections.................................. 42 1.42 Plan ................................................................... 10 4.07 Testing Based On Benefits ............................... 43 1.43 Plan Administrator ............................................ 10 4.08 Amendment To Pass Testing ............................ 44 1.44 Plan Year .......................................................... 10 4.09 Application Of Compensation Limit ................ 44 1.45 Practitioner ........................................................ 10 4.10 401(k) (Or Other Plan) Testing......................... 44 1.46 Predecessor Employer/Predecessor Plan ........... 10 4.11 Definitions: Sections 4.06-4.10 ........................ 50 1.47 Prevailing Wage Contract/Contribution ............ 10 ARTICLE V, VESTING 1.48 Profit Sharing Plan ............................................ 10 5.01 Normal/Early Retirement Age .......................... 52 1.49 Protected Benefit ............................................... 11 5.02 Participant Death or Disability ......................... 52 1.50 Prototype Plan/Master Plan (M&P Plan) .......... 11 5.03 Vesting Schedule .............................................. 52 1.51 QDRO ............................................................... 11 5.04 Cash-Out Distribution/Possible Restoration ..... 53 1.52 Qualified Military Service................................. 11 5.05 Year of Service - Vesting ................................. 55 1.53 Qualified Reservist Distribution (QRD) ............ 11 5.06 Break in Service and Forfeiture Break in 1.54 Restated Plan ..................................................... 11 Service - Vesting .............................................. 55 1.55 Rollover Contribution ....................................... 11 5.07 Forfeiture Occurs .............................................. 56 1.56 Safe Harbor Contribution .................................. 11 5.08 Amendment to Vesting Schedule ..................... 56 1.57 Salary Reduction Agreement ............................ 11 5.09 Employee Contributions ................................... 56 1.58 Separation from Service/Severance from ARTICLE VI, DISTRIBUTIONS Employment ...................................................... 11 6.01 Timing of Distribution ...................................... 57 1.59 Service .............................................................. 12 6.02 Required Minimum Distributions ..................... 61 © 2014 Great-West Trust Company, LLC or its suppliers 1

Defined Contribution Prototype Plan 6.03 Post-Separation (Severance), Lifetime RMD, 11.03 Amendment by Prototype Sponsor/Volume and Beneficiary Distribution Methods .............. 63 Submitter Practitioner ....................................... 97 6.04 Annuity Distributions to Participants and to 11.04 Frozen Plan/Discontinuance of Contributions .. 97 Surviving Spouses ............................................. 65 11.05 Plan Termination .............................................. 98 6.05 QDRO Distributions ......................................... 67 11.06 Merger/Direct Transfer ..................................... 99 6.06 Defaulted Loan - Timing of Offset ................... 67 ARTICLE XII, MULTIPLE EMPLOYER PLAN 6.07 Hardship Distribution ........................................ 68 12.01 Election/Overriding Effect ............................. 100 6.08 Direct Rollover of Eligible Rollover 12.02 Definitions ...................................................... 100 Distributions...................................................... 69 12.03 Participating Employer Elections ................... 100 6.09 Replacement of $5,000 Amount........................ 71 12.04 HCE Status ..................................................... 100 6.10 TEFRA Elections .............................................. 71 12.05 Testing ............................................................ 100 6.11 Deemed Severance Distributions ...................... 71 12.06 Top-Heavy ...................................................... 101 ARTICLE VII, ADMINISTRATIVE PROVISIONS 12.07 Compensation ................................................. 101 7.01 Employer Administrative Provisions ................ 72 12.08 Service ............................................................ 101 7.02 Plan Administrator ............................................ 72 12.09 Required Minimum Distributions ................... 101 7.03 Direction of Investment .................................... 73 12.10 Cooperation and Indemnification ................... 101 7.04 Account Administration, Valuation and 12.11 Involuntary Termination ................................. 101 Expenses ........................................................... 74 12.12 Voluntary Termination ................................... 102 7.05 Participant Administrative Provisions ............... 77 7.06 Plan Loans......................................................... 79 7.07 Lost Participants................................................ 79 7.08 Plan Correction ................................................. 80 7.09 Prototype/Volume Submitter Plan Status .......... 81 7.10 Plan Communications, Interpretation, and Construction ...................................................... 81 7.11 Divestment of Employer Securities ................... 82 ARTICLE VIII, TRUSTEE AND CUSTODIAN, POWERS AND DUTIES 8.01 Acceptance ........................................................ 84 8.02 Investment Powers and Duties .......................... 84 8.03 Named Fiduciary ............................................... 87 8.04 Form of Distribution (Cash or Property) ........... 87 8.05 Trustee/Custodian Fees and Expenses .............. 87 8.06 Third Party Reliance ......................................... 87 8.07 Appointment of Ancillary Trustee or Independent Fiduciary....................................... 88 8.08 Resignation and Removal ................................. 88 8.09 Investment In Group Trust Fund ....................... 89 8.10 Combining Trusts of Employer's Plans ............. 89 8.11 Amendment/Substitution of Trust ..................... 89 8.12 Cross-Pay Provision .......................................... 89 ARTICLE IX, PROVISIONS RELATING TO INSURANCE AND INSURANCE COMPANY 9.01 Insurance Benefit .............................................. 90 9.02 Limitations On Coverage .................................. 90 9.03 Disposition of Life Insurance Protection ........... 90 9.04 Dividends .......................................................... 90 9.05 Limitations On Insurance Company Duties ...... 90 9.06 Records/Information ......................................... 91 9.07 Conflict With Plan ............................................ 91 9.08 Appendix B Override ........................................ 91 9.09 Definitions ........................................................ 91 ARTICLE X, TOP-HEAVY PROVISIONS 10.01 Determination of Top-Heavy Status ................. 92 10.02 Top-Heavy Minimum Allocation ...................... 92 10.03 Plan Which Will Satisfy Top-Heavy ................. 92 10.04 Top-Heavy Vesting ........................................... 93 10.05 Safe Harbor/SIMPLE Plan Exemption.............. 93 10.06 Definitions ........................................................ 93 ARTICLE XI, EXCLUSIVE BENEFIT, AMENDMENT, AND TERMINATION 11.01 Exclusive Benefit .............................................. 96 11.02 Amendment by Employer ................................. 96 © 2014 Great-West Trust Company, LLC or its suppliers 2

Defined Contribution Prototype Plan DEFINITIONS MASTER LIST Applicable Defined Contribution Plan. 7.11(A)(1) Account. 1.01 Applicable Individual/Deferrals. 7.11(B)(1) Account Balance. 1.02 Applicable Individual/Employer Contributions. Accounting Date. 1.03 7.11(C)(1) Accrued Benefit. 1.02 Applicable Percentage. 6.04(A)(8)(b) ACA. 3.02(B)(1) Associated Matching Contribution. 3.07(A)(1)(b) ACP Limit. 4.10(C)(1) Automatic Contribution Arrangement (ACA). 3.02(B)(1) ACP Participant. 4.11(A) Automatic Deferral. 1.21(C), 3.02(B)(4)(a) ACR (actual contribution ratio). 4.10(C)(5)(a) Automatic Deferral Percentage/Increases. Actual Method. 1.32(A)(1) 3.02(B)(4)(b) Actuarial Factor. 3.04(B)(5)(b) Automatic Rollover. 6.08(D) Additional Matching Contribution. 1.35(G), Basic Matching Contribution. 1.35(E), 3.05(E)(4) 3.05(F)(1) Beneficiary. 1.09 Ad-Hoc. 6.03(A)(6) Benefit Factor. 3.04(B)(5)(a) Administrative Checklist. 7.02(C)(2) Break in Service. 1.32(A)(3)(i), 2.03(A), 5.06(A) Adoption Agreement. 1.04 Cash or Deferred Arrangement (CODA). 3.02(C) ADP Limit. 4.10(B)(1) Cash-Out Distribution. 5.04(A)(2) ADP Participant. 4.11(B) Catch-Up Deferral. 1.21(D), 3.02(D)(2) ADR (actual deferral ratio). 4.10(B)(4)(a) Catch-Up Eligible Participant. 3.02(D)(1) Advisory Letter. 1.05 Cessation of Affiliation. 4.05(C) Aggregate Contributions. 4.10(C)(2) Client Organization ("CO"). 12.02(D)(1) Allocable Income. 4.11(C) Code. 1.10 Alternative Annuity. 1.06(B), 6.03(A)(5) Code §415 Aggregated Plan. 4.05(D) Alternative Defined Contribution Plan. 11.05(F)(1) Code §415 Compensation. 1.11(B)(3), 4.05(F) Alternative (general) 415 Compensation. 1.11(B)(4) Code §3401(a) Wages. 1.11(B)(2) Anniversary Year. 2.02(C)(3) Collective Bargaining Employees. 1.22(D)(1) Annual Additions. 4.05(A) Combined Plans Limitation. 4.05(E) Annual Additions Limit. 4.05(B) Compensation. 1.11, 1.22(E)(3), 3.01(B), 3.02(A)(2), Annuity Contract. 1.06 3.02(B)(4)(c), 3.02(C), 3.05(C), 3.10(C), 3.11(C), 3.12(C)(4)(c), 4.05(F), 4.07(D), 4.07(E), 4.11(D), Annuity Starting Date. 1.06(A), 6.01(A)(2)(h) 10.06(A) Appendix. 1.07 Compensation Dollar Limit. 1.11(E) Applicable Contribution Rate. 4.10(D)(1)(b) Contract(s). 9.09(A) © 2014 Great-West Trust Company, LLC or its suppliers 1

Defined Contribution Prototype Plan Contrary Election. 3.02(B)(4)(d) Elective Deferrals. 1.21 Contrary Election Effective Date. 3.02(B)(4)(e) Elective Deferral Limit. 4.10(A)(1) Contribution Types. 1.12 Elective Transfer. 11.06(E)(1) Cross-Over Date. 4.06(C)(1)(c) Eligible Automatic Contribution Arrangement (EACA). 3.02(B)(2) Current Year Testing. 4.11(E) Eligible Employee. 1.22(C) Custodian. 1.67 Eligible Retirement Plan. 6.08(F)(2) DCD. 6.02(E)(3) Eligible Rollover Distribution. 6.08(F)(3) DCY. 6.02(E)(2) Eligibility Computation Period. 2.02(C)(1) Deductible Employee Contributions (DECs). 1.23, 3.13 Employee. 1.22, 12.02(A) Deemed Disability Compensation. 1.11(K) Employee Contribution. 1.23 Deemed 125 Compensation. 1.11(C) Employer. 1.24, 4.05(G), 10.06(D) Defined Benefit Plan. 1.14 Employer Contribution. 1.25 Defined Contribution Plan. 1.13 Employment Commencement Date. 2.02(C)(4) Designated Beneficiary. 1.09(A), 6.02(E)(1) Enhanced Matching Contribution. 1.35(F), 3.05(E)(6) Designated IRA Contribution. 1.17 Entry Date. 1.26, 2.02(D)(1) Determination Date. 10.06(B) EPCRS. 1.27 Determination (look-back) Period. 10.06( C ) Equivalency Method. 1.32(A)(2) Differential Wage Payment. 1.15 ERISA. 1.28 Direct Rollover. 6.08(F)(1) ERISA Fee Recapture Account. 7.04(D)(1) Disability. 1.16 Excess Aggregate Contributions. 4.10(C)(3) Discretionary Matching Contribution. 1.35(B) Excess Amount. 4.05(H) Discretionary Nonelective Contribution. 1.38(B) Excess Contributions. 4.10(B)(2) Distribution Requiring Consent. 6.01(A)(2)(a) Excess Deferral. 4.10(A)(2) Dividends. 9.09(B) Excluded Compensation. 1.11(G) DOL. 1.18 Excluded Employee. 1.22(D) EACA. 3.02(B)(2) Exempt Participants. 6.04(G)(1) EACA Effective Date. 3.02(B)(2)(a)(i) Fixed Matching Contribution. 1.35(A) Early Retirement Age. 5.01 Fixed Nonelective Contribution. 1.38(A) Earned Income. 1.11(J) Forfeiture Break in Service. 5.06(B) Earnings. 1.19 Formerly Affiliated Plan. 4.05(I) Effective Date. 1.20 Frozen Plan. 1.42(B) Elapsed Time Method. 1.32(A)(3) 401(k) Plan. 1.29 © 2014 Great-West Trust Company, LLC or its suppliers 2

Defined Contribution Prototype Plan 401(m) Plan. 1.30 Mass Submitter. 11.03(A) Gap Period. 4.11(F) Master Plan. 1.50 Gateway Contribution. 4.07(A)(1) Matching Contribution. 1.35 HCE. 1.22(E) Matching Rate. 4.10(D)(2)(b) HCE Group. 4.10(B)(4))(b), 4.10(C)(5)(b), 4.11(G) Modified AGI. 3.12(C)(4)(b) HEART Act. 1.31 Money Purchase Pension Contribution. 1.36 Highest Allocation Rate. 4.07(E)(1) Money Purchase Pension Plan. 1.36 Multiple Employer Plan. 1.42(A) Highest Contribution Rate. 10.06(E) Named Fiduciary. 1.37, 8.03(A) Hour of Service. 1.32 NHCE. 1.22(F) Includible Employees. 4.06(C)(1)(a) NHCE Group. 4.10(B)(4)(b), 4.10(C)(5)(b), 4.11(H) Individual Beneficiary. 1.09(B) Non-cash Compensation. 1.11(G) Individual Retirement Plan (IRA). 6.08(F)(4) Nonelective Contribution. 1.38 Initial Eligibility Computation Period. 2.02(C)(2) Nonelective Transfer. 11.06(D) In-Plan Roth Rollover Contribution. 1.55(A) Non-Key Employee. 10.06(G) In-Plan Roth Rollover Contribution Account. 1.55(B) Nonresident Aliens. 1.22(D)(2) In-Service Distribution. 6.01(C)(1) Nonstandardized Plan. 1.04(A) Installments. 6.03(A)(4) Nontransferable Annuity. 1.06(C) Insurable Participant. 9.09(C) Normal Retirement Age. 5.01 Investment Manager(s). 7.02(C)(8) Operational QMAC. 3.03(C)(2) IRA. 6.08(F)(4) Operational QNEC. 3.04(C)(2) IRS. 1.33 Opinion Letter. 1.39 Issuing Company. 9.09(D) Otherwise Excludible Employees. 4.06(C)(1)(a) JLT. 6.02(E)(4) Paid Time Off Plan. 1.40 Key Employee. 10.06(F) Partially-Vested Participant. 5.04(A)(1) Lead Employer. 1.24(B), 12.02(B) Participant. 1.41, 10.06(H) Leased Employee. 1.22(B) Participant-Directed Accounts. 7.04(A)(2)(b) Life Annuity. 6.04(A)(4) Participant's RMD Account Balance. 6.02(E)(6) Life Expectancy. 6.02(E)(5) Participating Compensation. 1.11(H)(1) Limitation Year. 1.34, 4.05(J) Participating Employer. 1.24(D), 12.02(C) Lump –Sum. 6.03(A)(3) Participation Agreement. 1.04(C) M&P Plan. 1.50 Part-Time/Temporary/Seasonal Employees. 1.22(D)(4) Mandatory Distribution. 6.01(A)(1)(a) PEO. 12.02(D) © 2014 Great-West Trust Company, LLC or its suppliers 3

Defined Contribution Prototype Plan Period of Severance. 1.32(A)(3)(ii) QTA. 11.05(B)(1) Permissive Aggregation Group. 10.06(I) Qualified Automatic Contribution Arrangement (QACA). 3.02(B)(3) Plan. 1.42 Qualified Military Service. 1.52 Plan Administrator. 1.43 Qualified Optional Survivor Annuity (QOSA). Plan Designated QMAC. 3.03(C)(1) 1.06(F), 6.04(A)(8)(a) Plan Designated QNEC. 3.04(C)(1) Qualified Preretirement Survivor Annuity (QPSA). 1.06(E), 6.04(B)(1) Plan Year. 1.44 Qualified Reservist Distribution (QRD). 1.53, Plan Year Compensation. 1.11(H)(2) 6.01(C)(4)(b)(iii) Pooled Accounts. 7.04(A)(2)(a) Qualified Termination Administrator (QTA). 11.05(B)(1) Post-Severance Compensation. 1.11(I) RBD. 6.02(E)(7) Practitioner. 1.45 Reclassified Employees. 1.22(D)(3) Predecessor Employer. 1.46(A), 4.05(K) Re-Employment Commencement Date. 2.02(C)(4) Predecessor Employer Service. 1.59(B) Regular Matching Contribution. 1.35(D) Predecessor Plan. 1.46(B) Related Employer. 1.24(C) Predecessor Plan Service. 1.59(B) Pre-Entry Compensation. 1.11(H) Related Employer Service. 1.59(A) Pre-Tax Deferral. 1.21(A) Related Group. 1.24(C) Prevailing Wage Contract/Contribution. 1.47 Representative Contribution Rate. 4.10(D)(1)(a) Prior Year Testing. 4.11(I) Representative Matching Rate. 4.10(D)(2)(a) Professional Employer Organization (PEO). Required Aggregation Group. 10.06(J) 12.02(D) Restated Plan. 1.54 Profit Sharing Plan. 1.48 Restorative Payment. 4.05(L) Protected Benefit. 1.49 Restricted 401(k) Accounts. 6.01(C)(4)(b)(ii) Prototype Plan/Master Plan (M&P Plan). 1.50 Restricted Pension Accounts. 6.01(C)(4)(c)(ii) Publicly Traded Securities. 7.11(A)(2) RMD. 6.02(E)(8) QACA. 3.02(B)(3) Rollover Contribution. 1.55 QACA Basic Matching Contribution. 1.35(H), 3.05(E)(5) Roth Deferral. 1.21(B) QACA Effective Date. 3.02(B)(3)(a)(i) Safe Harbor Contribution. 1.56, 3.05(E)(2), QDRO. 1.51 3.05(E)(3) QJSA. 1.06(D), 6.04(A)(1),6.04(A)(2) Safe Harbor 401(k) Plan. 1.29(B) QMAC. 1.35(C) Safe Harbor Matching Contribution. 1.35(J), 3.05(E)(3) QNEC. 1.38(C) Safe Harbor Nonelective Contribution. 1.38(E), 3.05(E)(2) QOSA. 1.06(F), 6.04(A)(8)(a) Salary Reduction Agreement. 1.57 QPSA. 1.06(E), 6.04(B)(1) Segregated Accounts. 7.04(A)(2)(c) QRD. 1.53, 6.01(C)(4)(b)(iii) © 2014 Great-West Trust Company, LLC or its suppliers 4

Defined Contribution Prototype Plan Self-Employed Individual. 1.22(A) W-2 Wages. 1.11(B)(1) Separation from Service. 1.58 Worksite Employee. 12.02(D)(2) Service. 1.59 Year of Service. 1.32(A)(3)(iii), 2.02(A), 5.05(A) Severance from Employment. 1.58 0% Vested Participant. 5.04(C)(1) Signatory Employer. 1.24(A) SIMPLE Contribution. 1.60, 3.10(E)(1) SIMPLE 401(k) Plan. 1.29(C) SIMPLE Matching Contribution. 1.35(I), 3.10(E)(1) SIMPLE Nonelective Contribution. 1.38(D), 3.10(E)(1) SLT. 6.02(E)(9) Sponsor. 1.61 Spouse. 7.05(A)(5) Standardized Plan. 1.04(A) Subsequent Eligibility Computation Period. 2.02(C)(5) Successor Plan. 1.62 Survivor Annuity. 6.04(A)(4) Taxable Wage Base. 3.04((B)(2)(c) Taxable Year. 1.63 Testing Year. 4.11(J) Top-Heavy Minimum Allocation. 10.06(L) Top-Heavy Ratio. 10.06(K) Traditional 401(k) Plan. 1.29(A) Transfer. 1.64 Trust. 1.65 Trust Fund. 1.66 Trustee. 1.67 ULT. 6.02(E)(10) USERRA. 1.68 Valuation Date. 1.69, 7.04(B)(2) Valuation Period. 7.04(B)(3) VCY. 6.02(E)(11) Vested/Vesting. 1.70 Vesting Computation Period. 5.05(B) Volume Submitter Plan. 1.71 © 2014 Great-West Trust Company, LLC or its suppliers 5

Defined Contribution Prototype Plan GREAT-WEST TRUST COMPANY DEFINED CONTRIBUTION PROTOTYPE PLAN AND TRUST BASIC PLAN DOCUMENT #11 Great-West Trust Company, LLC, in its capacity as Prototype Plan Sponsor or as Volume Submitter Practitioner, establishes this Prototype Plan or this Volume Submitter Plan intended to conform to and qualify under §401 and §501 of the Internal Revenue Code of 1986, as amended. An Employer establishes a Plan and Trust under this Prototype Plan or this Volume Submitter Plan by executing an Adoption Agreement. ARTICLE I DEFINITIONS 1.01 Account. Account means the separate Account(s) Nonstandardized Plan, except as the Plan or Volume Submitter which the Plan Administrator or the Trustee maintains under the Adoption Agreement otherwise indicates. If the Employer Plan for a Participant. maintains its Plan pursuant to a Volume Submitter Adoption Agreement, the Plan is a Volume Submitter Plan and all 1.02 Account Balance or Accrued Benefit. Account provisions in this basic plan which expressly or by their context Balance or Accrued Benefit means the amount of a Participant's refer to a "Prototype Plan" are not applicable. Account(s) as of any relevant date derived from Plan contributions and from Earnings. (C) Participation Agreement. Participation Agreement, in the case of a Standardized Plan means the Adoption Agreement 1.03 Accounting Date. Accounting Date means the last page or pages executed by one or more Related Employers to day of the Plan Year. The Plan Administrator will allocate become a Participating Employer. In the case of a Employer Contributions and forfeitures for a particular Plan Nonstandardized or Volume Submitter Plan, Participation Year as of the Accounting Date of that Plan Year, and on such Agreement means the Adoption Agreement page or pages other dates, if any, as the Plan Administrator determines, executed by one or more Related Employers or, in the case of a consistent with the Plan's allocation conditions and other Multiple Employer Plan, by one or more Employers which are provisions. not Related Employers (see Section 12.02(C)) to become a Participating Employer. 1.04 Adoption Agreement. Adoption Agreement means the document executed by each Employer adopting this Plan. 1.05 Advisory Letter. Advisory Letter means an IRS References to Adoption Agreement within this basic plan issued letter as to the acceptability in form of a Volume document are to the Adoption Agreement as completed and Submitter Plan as defined in Section 13.03 of Rev. Proc. executed by a particular Employer unless the context clearly 2005-16. indicates otherwise. An adopting Employer's Adoption Agreement and this basic plan document together constitute a 1.06 Annuity Contract. Annuity Contract means an single Plan and Trust of the Employer. Each elective provision annuity contract that the Trustee purchases with the Participant's of the Adoption Agreement corresponds (by its parenthetical Vested Account Balance. An Annuity Contract includes a QJSA, section reference) to the section of the Plan which grants the a QOSA, a QPSA and an Alternative Annuity. If the Plan election. All "Section" references within an Adoption Administrator elects or is required to provide an Annuity Agreement are to the basic plan document. All "Election" Contract, such annuity must be a Nontransferable Annuity and references within an Adoption Agreement are Adoption otherwise must comply with the Plan terms. Agreement references. The Employer or Plan Administrator to facilitate Plan administration or to generate written policies or (A) Annuity Starting Date. A Participant's Annuity Starting forms for use with the Plan may maintain one or more Date means the first day of the first period for which the Plan administrative checklists as an attachment to the Adoption pays an amount as an annuity or in any other form. Agreement or otherwise. Any such checklists are not part of the Plan. (B) Alternative Annuity. See Section 6.03(A)(5). (A) Prototype/Standardized Plan or Nonstandardized Plan. (C) Nontransferable Annuity. Nontransferable Annuity Each Adoption Agreement offered under this Prototype Plan is means an Annuity Contract which by its terms provides that it either a Standardized Plan or a Nonstandardized Plan, as may not be sold, assigned, discounted, pledged as collateral for a identified in that Adoption Agreement, under Rev. Proc. loan or security for the performance of an obligation or for any 2011-41 §§4.09 and 4.10. The provisions of this Plan apply in purpose to any person other than the insurance company. If the the same manner to Nonstandardized Plans and to Standardized Plan distributes an Annuity Contract, the Annuity Contract must Plans unless otherwise specified. If the Employer maintains its be a Nontransferable Annuity. Plan pursuant to a Nonstandardized Adoption Agreement or a Standardized Adoption Agreement, the Plan is a Prototype Plan (D) QJSA. See Sections 6.04(A)(1) and (2). and all provisions in this basic plan which expressly or by their context refer to a "Volume Submitter Plan" are not applicable. (E) QPSA. See Section 6.04(B)(1). (B) Volume Submitter Adoption Agreement. A Volume (F) QOSA. See Section 6.04(A)(8)(a). Submitter Adoption Agreement for purposes of this Volume Submitter Plan is subject to the same provisions as apply to a © 2014 Great-West Trust Company, LLC or its suppliers 1

Defined Contribution Prototype Plan 1.07 Appendix. Appendix means one of the Appendices to §3401(a), plus all other payments to an Employee in the course an Adoption Agreement designated as "A", "B", "C", or "D" of the Employer's trade or business, for which the Employer which are expressly authorized by the Plan and as part of the must furnish the Employee a written statement under Code Plan, are covered by the Advisory Letter or Opinion Letter. §§6041, 6051, and 6052, but determined without regard to any rules that limit the remuneration included in wages based on the 1.08 [RESERVED] nature or location of the employment or services performed (such as the exception for agricultural labor in Code 1.09 Beneficiary. Beneficiary means a person designated §3401(a)(2)). The Employer in Appendix B may elect to exclude by a Participant, a Beneficiary or by the Plan who is or may from W-2 Compensation certain Employer paid or reimbursed become entitled to a benefit under the Plan. A Beneficiary who moving expenses as described therein. becomes entitled to a benefit under the Plan remains a Beneficiary under the Plan until the Trustee has fully distributed (2) Code §3401(a) Wages (income tax wage to the Beneficiary his/her Plan benefit. A Beneficiary's right to withholding). Code §3401(a) Wages means wages within the (and the Plan Administrator's or a Trustee's duty to provide to meaning of Code §3401(a) for the purposes of income tax the Beneficiary) information or data concerning the Plan does withholding at the source, but determined without regard to any not arise until the Beneficiary first becomes entitled to receive a rules that limit the remuneration included in wages based on the benefit under the Plan. nature or the location of the employment or the services performed (such as the exception for agricultural labor in Code (A) Designated Beneficiary. Designated Beneficiary means a §3401(a)(2)). Beneficiary described in Section 6.02(E)(1). (3) Code §415 Compensation (current income (B) Individual Beneficiary. Individual Beneficiary means a definition/simplified compensation under Treas. Reg. Beneficiary who is an individual. §1.415(c)-2(d)(2)). Code §415 Compensation means the Employee's wages, salaries, fees for professional service and 1.10 Code. Code means the Internal Revenue Code of other amounts received (without regard to whether or not an 1986, as amended and includes applicable Treasury regulations. amount is paid in cash) for personal services actually rendered in the course of employment with the Employer maintaining the 1.11 Compensation. Plan to the extent that the amounts are includible in gross income (including, but not limited to, commissions paid to (A) Uses and Context. Any reference in the Plan to salespersons, compensation for services on the basis of a Compensation is a reference to the definition in this Section percentage of profits, commissions on insurance premiums, tips, 1.11, unless the Plan reference, or the Employer in its Adoption bonuses, fringe benefits and reimbursements or other expense Agreement, modifies this definition. Except as the Plan allowances under a nonaccountable plan as described in Treas. otherwise specifically provides, the Plan Administrator will take Reg. §1.62-2(c)). into account only Compensation actually paid during (or as permitted under the Code, paid for) the relevant period. A Code §415 Compensation does not include: Compensation payment includes Compensation paid by the Employer through another person under the common paymaster (a) Deferred compensation/SEP/SIMPLE. provisions in Code §§3121 and 3306. In the case of a Employer contributions (other than Elective Deferrals) to a plan Self-Employed Individual, Compensation means Earned Income of deferred compensation (including a simplified employee as defined in Section 1.11(J). However, if the Plan must use an pension plan under Code §408(k) or to a simple retirement equivalent alternative compensation amount (pursuant to Treas. account under Code §408(p)) to the extent the contributions are Reg. §1.414(s)-1(g)(1)(i)) in performing nondiscrimination not included in the gross income of the Employee for the testing relating to Matching Contributions, Nonelective Taxable Year in which contributed, and any distributions from a Contributions and other Employer Contributions (excluding plan of deferred compensation (whether or not qualified), Elective Deferrals), the Plan Administrator may limit the regardless of whether such amounts are includible in the gross Compensation of such Self-Employed Individual to such income of the Employee when distributed. equivalent alternative compensation amount. The Employer in its Adoption Agreement may elect to allocate contributions (b) Option exercise. Amounts realized from the based on Compensation within a specified 12 month period exercise of a non-qualified stock option (an option other than a which ends within a Plan Year. statutory option under Treas. Reg. §1.421-1(b)), or when restricted stock or other property held by an Employee either (B) Base Definitions and Modifications. The Employer in its becomes freely transferable or is no longer subject to a Adoption Agreement must elect one of the following base substantial risk of forfeiture under Code §83. definitions of Compensation: W-2 Wages, Code §3401(a) Wages, or 415 Compensation. The Employer may elect a (c) Sale of option stock. Amounts realized from the different base definition as to different Contribution Types. The sale, exchange or other disposition of stock acquired under a Employer in its Adoption Agreement may specify any statutory stock option as defined under Treas. Reg. §1.421-1(b). modifications thereto, for purposes of contribution allocations under Article III. If the Employer fails to elect one of the (d) Other amounts that receive special tax above-referenced definitions, the Employer is deemed to have benefits. Other amounts that receive special tax benefits, such as elected the W-2 Wages definition. premiums for group term life insurance (but only to the extent that the premiums are not includible in the gross income of the (1) W-2 Wages. W-2 Wages means wages for federal Employee and are not salary reduction amounts under Code income tax withholding purposes, as defined under Code §125). © 2014 Great-West Trust Company, LLC or its suppliers 2

Defined Contribution Prototype Plan less than the full Plan Year or the Plan Administrator may pro (e) Other similar items. Other items of rate the Compensation limit. remuneration which are similar to any of the items in Sections 1.11(B)(3)(a) through (d). (F) Nondiscrimination. For purposes of determining whether the Plan discriminates in favor of HCEs, Compensation means (4) Alternative (general) 415 Compensation. The as the Plan Administrator operationally determines provided that Employer in Appendix B may elect to apply the 415 definition any such nondiscrimination testing definition which the Plan of Compensation in Treas. Reg. §1.415(c)-2(a). Under this Administrator applies must satisfy Code §414(s) and the definition, Compensation means as defined in Section regulations thereunder. For this purpose the Plan Administrator 1.11(B)(3) but with the addition of: (a) amounts described in may, but is not required, to apply for nondiscrimination testing Code §§104(a)(3), 105(a), or 105(h) but only to the extent that purposes the Plan's allocation definition of Compensation under these amounts are includible in Employee's gross income; (b) this Section 1.11 or Annual Additions Limit definition of amounts paid or reimbursed by the Employer for moving Compensation under Section 4.05(B). The Employer's election expenses incurred by the Employee, but only to the extent that at in its Adoption Agreement relating to Pre-Entry Compensation the time of payment it is reasonable to believe these amounts are for allocation purposes (to limit Compensation to Participating not deductible by the Employee under Code §217; (c) the value Compensation or to include Plan Year Compensation) is of a nonstatutory option (an option other than a statutory option nondiscriminatory. under Treas. Reg. §1.421-1(b)) granted by the Employer to an Employee, but only to the extent that the value of the option is (G) Excluded Compensation. Excluded Compensation means includible in the Employee's gross income for the Taxable Year such Compensation as the Employer in its Adoption Agreement of the grant; (d) the amount includible in the Employee's gross elects to exclude for purposes of this Section 1.11. Regardless of income upon the Employee's making of an election under Code the definition of Compensation selected in the Adoption §83(b); and (e) amounts that are includible in the Employee's Agreement, the Plan Administrator may adopt a uniform policy gross income under Code §409A or Code §457(f)(1)(A) or for purposes of determining the amount of a Participant's because the amounts are constructively received by the elective deferrals of excluding Non-cash Compensation. For Participant. [Note if the Plan's definition of Compensation is purposes of this Section 1.11(G), Non-cash Compensation W-2 Wages or Code §3401(a) Wages, then Compensation means tips, fringe benefits, and other items of Compensation not already includes the amounts described in clause (e).] regularly paid in cash or cash equivalents, or for which the Employer does not or may not have the ability to withhold (C) Deemed 125 Compensation. Deemed 125 Compensation Elective Deferrals in cash for the purpose of transmitting the means, in the case of any definition of Compensation which Elective Deferrals to the Plan pursuant to the Participant's includes a reference to Code §125, amounts under a Code §125 Deferral Election. Additionally, the Employer may, on a plan of the Employer that are not available to a Participant in uniform and nondiscriminatory basis, provide different deferral cash in lieu of group health coverage, because the Participant is elections for different items of Compensation (e.g., a separate unable to certify that he/she has other health coverage. deferral election for bonuses), and may exclude for purposes of Compensation under this Section 1.11 does not include Deemed calculating elective deferrals one or more items of irregular pay 125 Compensation, unless the Employer in Appendix B elects to (e.g., car allowance). include Deemed 125 Compensation under this Section 1.11. (H) Pre-Entry Compensation. The Employer in its Adoption (D) Elective Deferrals. Compensation under Section 1.11 Agreement for allocation purposes must elect Participating includes Elective Deferrals unless the Employer in its Adoption Compensation or Plan Year Compensation as to some or all Agreement elects to exclude Elective Deferrals. In addition, for Contribution Types. purposes of making Elective Deferrals, Compensation means as defined in Section 1.11 and as the Employer elects in its (1) Participating Compensation. Participating Adoption Agreement. Compensation for purposes of this Section 1.11 means Compensation only for the period during the Plan Year in which (E) Compensation Dollar Limitation. For any Plan Year, the the Participant is a Participant in the overall Plan, or under the Plan Administrator in allocating contributions under Article III plan resulting from disaggregation under the OEE or EP rules or in testing the Plan for nondiscrimination, cannot take into under Section 4.06(C)(1), or as to a Contribution Type as account more than $200,000 (or such larger amount as the applicable. If the Employer in its Adoption Agreement elects Commissioner of Internal Revenue may prescribe pursuant to an Participating Compensation, the Employer will elect whether to adjustment made in the same manner as under Code §415(d)) of apply the election to all Contribution Types or only to particular any Participant's Compensation. Notwithstanding the foregoing, Contribution Type(s). an Employee under a 401(k) Plan may make Elective Deferrals with respect to Compensation which exceeds the Plan Year (2) Plan Year Compensation. Plan Year Compensation Compensation limitation, provided such Elective Deferrals for purposes of this Section 1.11 means Compensation for a Plan otherwise satisfy the Elective Deferral Limit and other Year, including Compensation for any period prior to the applicable Plan limitations. In applying any Plan limitation on Participant's Entry Date in the overall Plan or as to a the amount of Matching Contributions or any Plan limit on Contribution Type as applicable. If the Employer in its Adoption Elective Deferrals which are subject to Matching Contributions, Agreement elects Plan Year Compensation, the Employer will where such limits are expressed as a percentage of elect whether to apply the election to all Contribution Types or Compensation, the Plan Administrator may apply the only to particular Contribution Type(s). Compensation limit under this Section 1.11(E) annually, even if the Matching Contribution formula is applied on a per pay (I) Post-Severance Compensation. Compensation includes period basis or is applied over any other time interval which is Post-Severance Compensation to the extent the Employer elects © 2014 Great-West Trust Company, LLC or its suppliers 3

Defined Contribution Prototype Plan in its Adoption Agreement or as the Plan otherwise provides. 2008, this paragraph (2) will not apply to Differential Wage Post-Severance Compensation is Compensation paid after a Payments, which instead are subject to Section 1.11(L). Participant's Severance from Employment from the Employer, as further described in this Section 1.11(I). In the absence of an (3) Salary continuation for disabled Participants. election to the contrary by an Employer in its Adoption Salary continuation for disabled Participants means Agreement, Post-Severance Compensation includes any and all Compensation paid to a Participant who is permanently and regular pay, leave cash-outs, and deferred compensation paid totally disabled (as defined in Code §22(e)(3)). This Section within the time period described in Section 1.11(I)(1), and 1.11(I)(3) will apply, as the Employer elects in its Adoption excludes salary continuation for military service and for disabled Agreement, either just to NHCEs (who are NHCEs immediately Participants, all as defined below. An Employer in its Adoption prior to becoming disabled) or to all Participants for a fixed or Agreement may elect to exclude any or all of regular pay, leave determinable period specified in the Adoption Agreement. cash-outs, or deferred compensation paid within the time period described in Section 1.11(I)(1), and may also elect to include (J) Earned Income. Earned Income means net earnings from salary continuation for military service and/or for disabled self-employment in the trade or business with respect to which Participants. Any other payment paid after Severance from the Employer has established the Plan, provided personal Employment that is not described in this Section 1.11(I) is not services of the Self-Employed Individual are a material Compensation even if payment is made within the time period income-producing factor. Earned Income also includes gains and described below. Post-Severance Compensation does not earnings (other than capital gain) from the sale or licensing of include severance pay, parachute payments under property (other than goodwill) by the individual who created Code §280G(b)(2) or payments under a nonqualified unfunded that property, even if those gains would not ordinarily be deferred compensation plan unless the payments would have considered net earnings from self-employment. The Plan been paid at that time without regard to Severance from Administrator will determine net earnings without regard to Employment. items excluded from gross income and the deductions allocable to those items. The Plan Administrator will determine net (1) Timing. Post-Severance Compensation includes earnings after the deduction allowed to the Self-Employed regular pay, leave cash-outs, or deferred compensation only to Individual for all contributions made by the Employer to a the extent the Employer pays such amounts by the later of 2 1/2 qualified plan and after the deduction allowed to the months after Severance from Employment or by the end of the Self-Employed Individual under Code §164(f) for Limitation Year that includes the date of such Severance from self-employment taxes. Employment. (K) Deemed Disability Compensation. The Plan does not (a) Regular pay. Regular pay means the payment of include Deemed Disability Compensation under Code regular Compensation for services during the Participant's §415(c)(3)(C) unless the Employer in Appendix B elects to regular working hours, or Compensation for services outside the include Deemed Disability Compensation under this Section Participant's regular working hours (such as overtime or shift 1.11(K). Deemed Disability Compensation is the Compensation differential), commissions, bonuses, or other similar payments, the Participant would have received for the year if the but only if the payment would have been paid to the Participant Participant were paid at the same rate as applied immediately prior to a severance from employment if the Participant had prior to the Participant becoming permanently and totally continued in employment with the Employer. disabled (as defined in Code §22(e)(3)) if such deemed compensation is greater than actual Compensation as determined (b) Leave cash-outs. Leave cash-outs means without regard to this Section 1.11(K). This Section 1.11(K) payments for unused accrued bona fide sick, vacation, or other applies only if the affected Participant is an NHCE immediately leave, but only if the Employee would have been able to use the prior to becoming disabled (or the Appendix B election provides leave if employment had continued and if Compensation would for the continuation of contributions on behalf of all such have included those amounts if they were paid prior to the disabled participants for a fixed or determinable period) and all Participant's severance from employment. contributions made with respect to Compensation under this Section 1.11(K) are immediately Vested. (c) Deferred compensation. As used in this Section 1.11(I), deferred compensation means the payment of deferred (L) Differential Wage Payments. Unless the Employer compensation pursuant to an unfunded deferred compensation otherwise elects in Appendix B, for Plan Years beginning after plan, if Compensation would have included the deferred December 31, 2008, the Plan will treat Differential Wage compensation if it had been paid prior to the Participant's Payments as Compensation for all Plan contribution and benefit Severance from Employment, but only if the payment would purposes. have been paid at the same time if the Participant had continued in employment with the Employer and only to the extent that the 1.12 Contribution Types. Contribution Types means the payment is includible in the Participant's gross income. contribution types required or permitted under the Plan as the Employer elects in its Adoption Agreement. (2) Salary continuation for military service. Salary continuation for military service means payments to an 1.13 Defined Contribution Plan. Defined Contribution individual who does not currently perform services for the Plan means a retirement plan which provides for an individual Employer by reason of Qualified Military Service to the extent account for each Participant and for benefits based solely on the those payments do not exceed the amounts the individual would amount contributed to the Participant's Account, and on any have received if the individual had continued to perform Earnings, expenses, and forfeitures which the Plan services for the Employer rather than entering Qualified Military Administrator may allocate to such Participant's Account. Service. However, for Plan Years beginning after December 31, © 2014 Great-West Trust Company, LLC or its suppliers 4

Defined Contribution Prototype Plan 1.14 Defined Benefit Plan. Defined Benefit Plan means a retirement plan which does not provide for individual accounts 1.21 Elective Deferrals. Elective Deferrals means a for Employer contributions and which provides for payment of Participant's Pre-Tax Deferrals, Roth Deferrals, Automatic determinable benefits in accordance with the plan's formula. Deferrals and, as the context requires, Catch-Up Deferrals under the Plan, and which the Employer contributes to the Plan at the 1.15 Differential Wage Payment. Differential Wage Participant's election (or automatically) in lieu of cash Payment means differential wage payment as defined by Code compensation. As to other plans, as may be relevant to the Plan, §3401(h)(2). Elective Deferrals means amounts excludible from the Employee's gross income under Code §§125, 132(f)(4), 1.16 Disability. Except as otherwise provided in the Plan, 402(e)(3), 402(h)(1)(B), 403(b), 408(p) or 457(b), and includes Disability means, as the Employer elects in its Adoption amounts included in the Employee's gross income under Code Agreement, the basic Plan definition or an alternative definition, §402A, and contributed by the Employer, at the Employee's as defined below. A Participant who incurs a Disability is election, to a cafeteria plan, a qualified transportation fringe "disabled." benefit plan, a 401(k) plan, a SARSEP, a tax-sheltered annuity, a SIMPLE plan or a Code §457(b) plan. (A) Basic Plan Definition. Disability means the inability to engage in any substantial gainful activity by reason of any (A) Pre-Tax Deferral. Pre-Tax Deferral means an Elective medically determinable physical or mental impairment that can Deferral (including a Catch-Up Deferral or an Automatic be expected to result in death or which has lasted or can be Deferral) which is not subject to income tax when made. expected to last for a continuous period of not less than twelve months. The permanence and degree of such impairment must (B) Roth Deferral. Roth Deferral means an Elective Deferral be supported by medical evidence. (including a Catch-Up Deferral or an Automatic Deferral) which a Participant irrevocably designates as a Roth Deferral under (B) Alternative Definition. The Employer in its Adoption Code §402A at the time of deferral and which is subject to Agreement may specify any alternative definition of Disability. income tax when made to the Plan. In the case of an Automatic Deferral, see Section 3.02(B). (C) Administration. For purposes of this Plan, a Participant is disabled on the date the Plan Administrator determines the (C) Automatic Deferral. See Section 3.02(B)(4)(a). Participant satisfies the definition of Disability. The Plan Administrator may require a Participant to submit to a physical (D) Catch-Up Deferral. See Section 3.02(D)(2). examination in order to confirm the Participant's Disability. The Plan Administrator will apply the provisions of this Section 1.16 1.22 Employee. Employee means any common law in a nondiscriminatory, consistent, and uniform manner. employee, Self-Employed Individual, Leased Employee or other person the Code treats as an employee of the Employer for 1.17 Designated IRA Contribution. Designated IRA purposes of the Employer's qualified plan. An Employee is Contribution means a Participant's IRA contribution to the Plan either an Eligible Employee or an Excluded Employee. An made in accordance with the Adoption Agreement. Employee is either an HCE or an NHCE. 1.18 DOL. DOL means the U.S. Department of Labor. (A) Self-Employed Individual. Self-Employed Individual means an individual who has Earned Income (or who would 1.19 Earnings. Earnings means the net income, gain or loss have had Earned Income but for the fact that the trade or earned by a particular Account, by the Trust, or with respect to a business did not have net profits) for the Taxable Year from the contribution or to a distribution, as the context requires. trade or business for which the Plan is established. 1.20 Effective Date. The Effective Date of this Plan is the (B) Leased Employee. Leased Employee means an individual date the Employer elects in its Adoption Agreement, but not (who otherwise is not an Employee of the Employer) who, earlier than January 1, 2007. The provisions of Sections 4.01 pursuant to an agreement between the Employer and any other through 4.05 apply to Limitation Years commencing on or after person (the "leasing organization"), has performed services for July 1, 2007. However, as to a particular provision or action the Employer (or for the Employer and any persons related to taken by any party pursuant to the Plan (such as a Plan the Employer within the meaning of Code §144(a)(3)) on a amendment or termination, or the giving of any notice), a substantially full-time basis for at least one year and who different Effective Date may apply such as the basic plan performs such services under primary direction or control of the document may provide, as the Employer may elect in its Employer within the meaning of Code §414(n)(2). Except as Adoption Agreement, in a Participation Agreement or in an described in Section 1.22(B)(1), a Leased Employee is an Appendix, or as indicated in any other document which Employee for purposes of the Plan. However, under a evidences the action taken. Throughout the Plan, there are many Nonstandardized Plan or under a Volume Submitter Plan, a provisions which have their own effective date (such as that Leased Employee is an Excluded Employee unless the Employer described in the second sentence of this Section), which may be in Appendix B elects not to treat Leased Employees as Excluded earlier than the Restatement Effective Date. If the Employer in Employees as to any or all Contribution Types. "Compensation" its Adoption Agreement indicates that this plan is a Restated in the case of an out-sourced worker who is an Employee or a Plan, and the Plan is a PPA Restatement, then the earlier Leased Employee includes Compensation from the leasing effective date applies. If the Plan is not a PPA Restatement, then organization which is attributable to services performed for the the earlier effective date does not apply, and the provisions are Employer. effective on the Restatement Effective Date, or such other date as may apply pursuant to an Appendix or other document. © 2014 Great-West Trust Company, LLC or its suppliers 5

Defined Contribution Prototype Plan (1) Safe Harbor Plan Exception. A Leased Employee is (3) Reclassified Employees. A Reclassified Employee not an Employee for Plan purposes if the leasing organization under a Nonstandardized Plan or a Volume Submitter Plan is an covers the employee in a safe harbor plan and, prior to Excluded Employee unless the Employer in Appendix B elects: application of this safe harbor plan exception, 20% or fewer of (a) to include all Reclassified Employees as Eligible Employees; the NHCEs, excluding those NHCEs who do not satisfy the (b) to include one or more categories of Reclassified Employees "substantially full-time" standard of Code §414(n)(2)(B), are as Eligible Employees; or (c) to include Reclassified Employees Leased Employees. A safe harbor plan is a Money Purchase (or one or more groups of Reclassified Employees) as Eligible Pension Plan providing immediate participation, full and Employees as to one or more Contribution Types. A immediate vesting, and a nonintegrated contribution formula Reclassified Employee is any person the Employer does not equal to at least 10% of the employee's compensation, without treat as a common law employee or as a self-employed regard to employment by the leasing organization on a specified individual (including, but not limited to, independent date. The safe harbor plan must determine the 10% contribution contractors, persons the Employer pays outside of its payroll on the basis of compensation as defined in Code §415(c)(3) system and out-sourced workers) for federal income tax including Elective Deferrals. withholding purposes under Code §3401(a), irrespective of whether there is a binding determination that the individual is an (2) Other Requirements. The Plan Administrator must Employee or a Leased Employee of the Employer. apply this Section 1.22 in a manner consistent with Code Self-Employed Individuals are not Reclassified Employees. §§414(n) and 414(o) and the regulations issued under those Code sections. The Plan Administrator for 415 testing under (4) Part-Time/Temporary/Seasonal Employees. The Article IV, for satisfaction of the Top-Heavy Minimum Employer in its Adoption Agreement may elect to exclude any Allocation under Article X will treat contributions or benefits Employees who it defines in the Adoption Agreement as provided to a Leased Employee under a plan of the leasing "part-time," "temporary" or "seasonal" based on their regularly organization, and which are attributable to services performed scheduled Service being less than a specified number of Hours by the Leased Employee for the Employer, as provided by the of Service during a relevant Eligibility Computation Period. Employer. However, the Employer will not offset (reduce) Notwithstanding any such exclusion, if the Part-Time, contributions to this Plan by such contributions or benefits Temporary or Seasonal Excluded Employee actually completes provided to the Leased Employee under the leasing at least 1,000 Hours of Service in the relevant Eligibility organization's plan unless the Employer in Appendix B elects to Computation Period, the affected Excluded Employee is no do so. longer an Excluded Employee and will enter the Plan on the next Entry Date following completion of the Eligibility (C) Eligible Employee. Eligible Employee means an Computation Period in which he/she completed 1,000 Hours of Employee other than an Excluded Employee. Service, provided the Employee is employed by the Employer on that Entry Date. (D) Excluded Employee. Excluded Employee means, as the Plan provides or as the Employer elects in its Adoption (E) HCE. HCE means a highly compensated Employee, Agreement, any Employee, or class or group of Employees, not defined under Code §414(q) as an Employee who satisfies one eligible to participate in the Plan, or as to any Contribution of Sections 1.22(E)(1) or (2) below. Type, as the context requires. The Employer may not impose a maximum age in defining Excluded Employees. (1) More than 5% owner. During the Plan Year or during the preceding Plan Year, the Employee is a more than 5% (1) Collective Bargaining Employees. If the Employer owner of the Employer (applying the constructive ownership elects in its Adoption Agreement to exclude Collective rules of Code §318 as modified by Code §416(i)(1)(B)(iii)(I), Bargaining Employees from eligibility to participate, the and applying the principles of Code §318 as modified by Code exclusion applies to any Employee included in a unit of §416(i)(1)(B)(iii)(I), for an unincorporated entity). Employees covered by an agreement which the Secretary of Labor finds to be a collective bargaining agreement between (2) Compensation Threshold. During the preceding Plan employee representatives and one or more employers if: (a) Year (or in the case of a short Plan Year, the immediately retirement benefits were the subject of good faith bargaining; preceding 12 month period) the Employee had Compensation in and (b) two percent or fewer of the employees covered by the excess of $80,000 (as adjusted for the relevant year by the agreement are "professional employees" as defined in Treas. Commissioner of Internal Revenue at the same time and in the Reg. §1.410(b)-9, unless the collective bargaining agreement same manner as under Code §415(d), except that the base period requires the Employee to be included within the Plan. The term is the calendar quarter ending September 30, 1996) and, if the "employee representatives" does not include any organization Employer under its Adoption Agreement makes the top-paid more than half the members of which are owners, officers, or group election, was part of the top-paid 20% group of executives of the Employer. Employees (based on Compensation for the preceding Plan Year). (2) Nonresident Aliens. If the Employer elects in its Adoption Agreement to exclude Nonresident Aliens from (3) Compensation Definition. For purposes of this eligibility to participate, the exclusion applies to any Section 1.22(E), "Compensation" means Compensation as Nonresident Alien Employee who does not receive any earned defined in Section 4.05(F). income, as defined in Code §911(d)(2), from the Employer which constitutes United States source income, as defined in (4) Top-paid Group and Calendar Year Data. The Plan Code §861(a)(3). Administrator must make the determination of who is an HCE, including the determinations of the number and identity of the top-paid 20% group, consistent with Code §414(q) and © 2014 Great-West Trust Company, LLC or its suppliers 6

Defined Contribution Prototype Plan regulations issued under that Code section. The Employer in its Years of Service and Breaks in Service under Articles II and V, Adoption Agreement may make a calendar year data election to determining Separation from Service, applying the coverage test determine the HCEs for the Plan Year, as prescribed by under Code §410(b), applying the Annual Additions Limit and Treasury regulations or by other guidance published in the nondiscrimination testing in Article IV, applying the top-heavy Internal Revenue Bulletin. A calendar year data election must rules and the minimum allocation requirements of Article X, apply to all plans of the Employer which reference the HCE applying the definitions of Employee, HCE, Compensation definition in Code §414(q). For purposes of this Section 1.22(E), (except as the Employer may elect in its Adoption Agreement if the current Plan Year is the first year of the Plan, then the term relating to allocations) and Leased Employee, applying the safe "preceding Plan Year" means the 12-consecutive month period harbor 401(k) provisions of Article III, applying the SIMPLE immediately preceding the current Plan Year. 401(k) provisions of Article III, applying the ESOP exception under Section 7.11(A)(1)(a), and for any other purpose the Code (5) Highly compensated former employee. The or the Plan require. determination of highly compensated former employee status and the rules applicable thereto are determined in accordance (D) Participating Employer. Participating Employer means a with Temporary Reg. §1.414(q)-1T, A-4 and Notice 97-45. Related Employer (to the Signatory Employer or another Related Employer) which signs the Execution Page of the (F) NHCE. NHCE means a nonhighly compensated employee, Adoption Agreement or a Participation Agreement to the which is any Employee who is not an HCE. Adoption Agreement. Only a Participating Employer (or Employees thereof) may contribute to the Plan. A Participating (G) Differential Wage Payment recipient. For years Employer is an Employer for all purposes of the Plan except as beginning after December 31, 2008, an individual receiving a provided in Sections 1.24(A) or (B). Differential Wage Payment from the Employer is treated as an Employee of the Employer. (1) Standardized/Nonstandardized Plan. If the Employer's Plan is a Standardized Plan, all Employees of the 1.23 Employee Contribution and DECs. Employee Employer or of any Related Employer, are Eligible Employees, Contribution means a Participant's after-tax contribution to the irrespective of whether the Related Employer directly Trust and which the Participant designates as an Employee employing the Employee is a Participating Employer. Contribution at the time of contribution. An Elective Deferral Notwithstanding the immediately preceding sentence, (Pre-Tax or Roth) is not an Employee Contribution. A individuals who become Employees of a Related Employer as a deductible employee contribution (DEC) means certain pre-1987 result of a transaction described in Code §410(b)(6)(C) are contributions described in Section 3.13. Excluded Employees during the Plan Year in which such transaction occurs and in the following Plan Year, unless the 1.24 Employer. Employer means each Signatory Related Employer which employs such Employees becomes Employer, Lead Employer, Related Employer, and Participating during such period a Participating Employer by executing a Employer as the Plan indicates or as the context requires. Participation Agreement to the Adoption Agreement; or the Plan benefits or coverage change significantly during the transition (A) Signatory Employer. The Signatory Employer is the period resulting in the termination of the transition period. If the Employer who establishes a Plan under this Prototype Plan or Plan is a Nonstandardized Plan, the Employees of a Related under this Volume Submitter Plan by executing an Adoption Employer are Excluded Employees unless the Related Employer Agreement. The Employer for purposes of acting as Plan is a Participating Employer. Administrator, making Plan amendments, restating the Plan, terminating the Plan or performing other ERISA settlor (2) Volume Submitter/Multiple Employer Plan. If functions, means the Signatory Employer and does not include Article XII applies, a Participating Employer includes an any Related Employer or Participating Employer. The Signatory unrelated Employer who executes a Participation Agreement. Employer also may terminate the participation in the Plan of any See Section 12.02(C). Participating Employer upon written notice. The Signatory Employer will provide such notice not less than 30 days prior to 1.25 Employer Contribution. Employer Contribution the date of termination unless the Signatory Employer means a Nonelective Contribution, a Matching Contribution, an determines that the interest of Plan Participants requires earlier Elective Deferral, a Prevailing Wage Contribution, or a Money termination. See Article XII if the Plan is a Volume Submitter Purchase Pension Contribution, as the context may require. Plan and is a Multiple Employer Plan. 1.26 Entry Date. Entry Date means the date(s) the (B) Lead Employer. Lead Employer means the Signatory Employer elects in its Adoption Agreement upon which an Employer under a plan which is a Multiple Employer Plan. See Eligible Employee who has satisfied the Plan's eligibility Section 12.02(B). conditions and who remains employed by the Employer on the Entry Date, commences participation in the Plan or in a part of (C) Related Group/Related Employer. A Related Group is a the Plan. controlled group of corporations (as defined in Code §414(b)), trades or businesses (whether or not incorporated) which are 1.27 EPCRS. EPCRS means the IRS's Employee Plans under common control (as defined in Code §414(c)), an Compliance Resolution System for resolving plan defects, or affiliated service group (as defined in Code §414(m)) or an any successor program. arrangement otherwise described in Code §414(o). Each Employer/member of the Related Group is a Related Employer. 1.28 ERISA. ERISA means the Employee Retirement The term "Employer" includes every Related Employer for Income Security Act of 1974, as amended, and includes purposes of crediting Service and Hours of Service, determining applicable DOL regulations. © 2014 Great-West Trust Company, LLC or its suppliers 7

Defined Contribution Prototype Plan layoff, jury duty or military duty. The Plan Administrator will 1.29 401(k) Plan. 401(k) Plan means the 401(k) Plan the credit no more than 501 Hours of Service under this Paragraph Employer establishes under a 401(k) Plan Adoption Agreement. (iii) to an Employee on account of any single continuous period The Plan as the Employer elects under its 401(k) Adoption during which the Employee does not perform any duties Agreement may be a Traditional 401(k) Plan, a Safe Harbor (whether or not such period occurs during a single computation 401(k) Plan or a SIMPLE 401(k) Plan. A 401(k) Plan is also a period). The Plan Administrator credits Hours of Service under Profit Sharing Plan for purposes of applying the Plan terms, this Paragraph (iii) in accordance with the rules of paragraphs except as to Elective Deferrals, Matching Contributions or (b) and (c) of Labor Reg. §2530.200b-2, which the Plan, by this otherwise where the Plan specifies provisions which apply either reference, specifically incorporates in full within this Paragraph to such Contribution Types or to the overall Plan on account of (iii). its status as a 401(k) Plan. (iv) Crediting and computation. The Plan (A) Traditional 401(k) Plan. A Traditional 401(k) Plan is a Administrator will not credit an Hour of Service under more 401(k) Plan under which Elective Deferrals are subject to than one of the above Paragraphs (i), (ii) or (iii). A computation nondiscrimination testing under the ADP test and any Matching period for purposes of this Section 1.32 is the Plan Year, Year of Contributions and Employee Contributions also are subject to Service period, Break in Service period or other period, as nondiscrimination testing under the ACP test. determined under the Plan provision for which the Plan Administrator is measuring an Employee's Hours of Service. (B) Safe Harbor 401(k) Plan. A Safe Harbor 401(k) Plan is a The Plan Administrator will resolve any ambiguity with respect 401(k) Plan under which Elective Deferrals are not subject to to the crediting of an Hour of Service in favor of the Employee. nondiscrimination testing under the ADP test because the Plan satisfies the ADP test safe harbor. Any Matching Contributions (A) Method of Crediting Hours of Service. The Employer are subject to the ACP test unless the Plan also satisfies the ACP must elect in its Adoption Agreement the method the Plan test safe harbor. Any Employee Contributions are subject to the Administrator will use in crediting an Employee with Hours of ACP test. Service and the purpose for which the elected method will apply. (C) SIMPLE 401(k) Plan. A SIMPLE 401(k) Plan is a 401(k) Plan which satisfies the contribution and other requirements in (1) Actual Method. Under the Actual Method as Section 3.10 and which is not subject to nondiscrimination determined from records, an Employee receives credit for Hours testing or certain other requirements as provided in Section 3.10. of Service for hours worked and hours for which the Employer makes payment or for which payment is due from the Employer. 1.30 401(m) Plan. 401(m) Plan means the 401(m) plan, if any, the Employer establishes under its Adoption Agreement. (2) Equivalency Method. Under an Equivalency Method, The definitions under Sections 1.29(A), (B), and (C) also apply for each equivalency period for which the Plan Administrator as to a 401(m) Plan. would credit the Employee with at least one Hour of Service, the Plan Administrator will credit the Employee with: (a) 10 Hours 1.31 HEART Act. HEART Act means the Heroes Earnings of Service for a daily equivalency; (b) 45 Hours of Service for a Assistance and Relief Tax Act of 2008, as amended. weekly equivalency; (c) 95 Hours of Service for a semi-monthly payroll period equivalency; and (d) 190 Hours of Service for a 1.32 Hour of Service. Hour of Service means: monthly equivalency. (i) Paid and duties. Each Hour of Service for (3) Elapsed Time Method. Under the Elapsed Time which the Employer, either directly or indirectly, pays an Method, an Employee receives credit for Service for the Employee, or for which the Employee is entitled to payment, for aggregate of all time periods (regardless of the Employee's the performance of duties. The Plan Administrator credits Hours actual Hours of Service) commencing with the Employee's of Service under this Paragraph (i) to the Employee for the Employment Commencement Date, or with his/her computation period in which the Employee performs the duties, Re-Employment Commencement Date, and ending on the date a irrespective of when paid; Break in Service begins in accordance with Treas. Reg. §1.410(a)-7. See Section 2.02(C)(4). In applying the Elapsed (ii) Back pay. Each Hour of Service for back Time Method, the Plan Administrator will credit an Employee's pay, irrespective of mitigation of damages, to which the Service for any Period of Severance of less than 12-consecutive Employer has agreed or for which the Employee has received an months and will express fractional periods of Service in days. award. The Plan Administrator credits Hours of Service under this Paragraph (ii) to the Employee for the computation (i) Elapsed Time - Break in Service. Under the period(s) to which the award or the agreement pertains rather Elapsed Time Method, a Break in Service is a Period of than for the computation period in which the award, agreement Severance of at least 12 consecutive months. In the case of an or payment is made; and Employee who is absent from work for maternity or paternity reasons, the 12-consecutive month period beginning on the first (iii) Payment but no duties. Each Hour of anniversary of the first date the Employee is otherwise absent Service for which the Employer, either directly or indirectly, from Service does not constitute a Break in Service. pays an Employee, or for which the Employee is entitled to payment (irrespective of whether the employment relationship is (ii) Elapsed Time - Period of Severance. A Period terminated), for reasons other than for the performance of duties of Severance is a continuous period of time during which the during a computation period, such as leave of absence, vacation, Employee is not employed by the Employer. The continuous holiday, sick leave, illness, incapacity (including disability), period begins on the date the Employee retires, quits, is © 2014 Great-West Trust Company, LLC or its suppliers 8

Defined Contribution Prototype Plan discharged, or dies or if earlier, the first 12-month anniversary of include Participant forfeitures allocated on account of such the date on which the Employee otherwise is absent from Elective Deferrals or Employee Contributions. Service for any other reason (including disability, vacation, leave of absence, layoff, etc.). (A) Fixed Matching Contribution. Fixed Matching Contribution means a Matching Contribution which the (iii) Elapsed Time - Year of Service. For purposes Employer, subject to satisfaction of allocation conditions, if any, of any plan provision which refers to Year of Service and does must make pursuant to a formula in the Adoption Agreement. not specifically reference the Elapsed Time Method, the plan Under the formula, the Employer contributes a specified will credit a Participant with a Year of Service for each 1-year percentage or dollar amount on behalf of a Participant based on period of service or 365 days of service, as described in Treas. that Participant's Elective Deferrals or Employee Contributions Reg. §1.410(a)-7, as modified by relevant elections in the eligible for a match. Adoption Agreement. (B) Discretionary Matching Contribution. Discretionary (B) Maternity/Paternity Leave/Family and Medical Leave Matching Contribution means a Matching Contribution which Act. Solely for purposes of determining whether an Employee the Employer in its sole discretion elects to make to the Plan. incurs a Break in Service under any provision of this Plan, the The Employer retains discretion over the Discretionary Plan Administrator must credit Hours of Service during the Matching Contribution rate or amount, the limit(s) on Elective Employee's unpaid absence period: (1) due to maternity or Deferrals or Employee Contributions subject to match, the per paternity leave; or (2) as required under the Family and Medical Participant match allocation limit(s), the Participants who will Leave Act. An Employee is on maternity or paternity leave if the receive the allocation, and the time period applicable to any Employee's absence is due to the Employee's pregnancy, the matching formula(s) (collectively, the "matching formula"), birth of the Employee's child, the placement with the Employee except as the Employer otherwise elects in its Adoption of an adopted child, or the care of the Employee's child Agreement. immediately following the child's birth or placement. The Plan Administrator credits Hours of Service under this Section (C) QMAC. QMAC means a qualified matching contribution 1.32(B) on the basis of the number of Hours of Service for which is 100% Vested at all times and which is subject to the which the Employee normally would receive credit or, if the distribution restrictions described in Section 6.01(C)(4)(b). Any Plan Administrator cannot determine the number of Hours of Matching Contributions allocated to a Participant's QMAC Service the Employee would receive credit for, on the basis of 8 Account under the Plan automatically satisfy and are subject to hours per day during the absence period. The Plan Administrator the QMAC definition. See Section 3.07(A)(7) for a limitation on will credit only the number (not exceeding 501) of Hours of the source of QMACs. Service necessary to prevent an Employee's Break in Service. The Plan Administrator credits all Hours of Service described in (D) Regular Matching Contribution. A Regular Matching this Section 1.32(B) to the computation period in which the Contribution is a Matching Contribution which is not a QMAC, absence period begins or, if the Employee does not need these a Safe Harbor Matching Contribution or an Additional Matching Hours of Service to prevent a Break in Service in the Contribution. computation period in which his/her absence period begins, the Plan Administrator credits these Hours of Service to the (E) Basic Matching Contribution. See Section 3.05(E)(4). immediately following computation period. (F) Enhanced Matching Contribution. See Section (C) Qualified Military Service. Hour of Service also includes 3.05(E)(6). any Service the Plan must credit for eligibility, vesting, contributions and benefits in order to satisfy the crediting of (G) Additional Matching Contribution. See Section Service requirements of Code §414(u). 3.05(F)(1). 1.33 IRS. IRS means the Internal Revenue Service. (H) QACA Basic Matching Contribution. See Section 3.05(E)(5). 1.34 Limitation Year. Limitation Year means the consecutive month period the Employer specifies in its Adoption (I) SIMPLE Matching Contribution. See Section 3.10(E)(1). Agreement as applicable to allocations under Article IV. If the Employer elects the same Plan Year and Limitation Year, the (J) Safe Harbor Matching Contribution. See Section Limitation Year is always a 12-consecutive month period even if 3.05(E)(3). the Plan Year is a short period, unless the short Plan Year results from an amendment, in which case, the Limitation Year also is a 1.36 Money Purchase Pension Plan/Money short year. If the Employer amends the Limitation Year to a Purchase Pension Contribution. Money Purchase Pension different 12-consecutive month period, the new Limitation Year Plan means the Money Purchase Pension Plan the Employer must begin on a date within the Limitation Year for which the establishes under a Money Purchase Pension Plan Adoption Employer makes the amendment, creating a short Limitation Agreement. The Employer Contribution to its Money Purchase Year. Pension Plan is a Money Purchase Pension Contribution. The Employer will make its Money Purchase Pension Contribution 1.35 Matching Contribution. Matching Contribution as the Employer elects in its Adoption Agreement. As the means a fixed or discretionary contribution the Employer makes context requires, Money Purchase Pension Plan also includes a on account of Elective Deferrals under a 401(k) Plan or on target benefit plan. account of Employee Contributions. Matching contributions also © 2014 Great-West Trust Company, LLC or its suppliers 9

Defined Contribution Prototype Plan 1.37 Named Fiduciary. The Named Fiduciary is the document are Plan section references unless the context clearly Employer. The Employer in writing also may designate the Plan indicates otherwise. The Plan includes any Appendix permitted Administrator (if the Plan Administrator is not the Employer) by the basic plan document or by the Employer's Adoption and other persons as additional Named Fiduciaries. See Section Agreement and which the Employer attaches to its Adoption 8.03. If the Plan is a restated Plan and under the prior plan Agreement. document a different Named Fiduciary is in place, this Section 1.37 becomes effective on the date the Employer executes this (A) Multiple Employer Plan (Article XII). Multiple restated Plan unless the Employer designates otherwise in Employer Plan means a Plan in which at least one Employer writing. which is not a Related Employer participates. This Plan may be a Multiple Employer Plan only if maintained on a 1.38 Nonelective Contribution. Nonelective Contribution Nonstandardized Adoption Agreement or on a Volume means a fixed or discretionary Employer Contribution which is Submitter Adoption Agreement. Article XII of the Plan applies not a Matching Contribution or a Money Purchase Pension to a Multiple Employer Plan, but otherwise does not apply to the Contribution. Plan. (A) Fixed Nonelective Contribution. Fixed Nonelective (B) Frozen Plan. See Section 3.01(J). Contribution means a Nonelective Contribution which the Employer, subject to satisfaction of allocation conditions, if any, 1.43 Plan Administrator. Plan Administrator means the must make pursuant to a formula (based on Compensation of Employer unless the Employer designates another person or Participants who will receive an allocation of the contributions persons to hold the position of Plan Administrator. Any or otherwise) in the Adoption Agreement. See 3.04(A)(2). person(s) the Employer appoints as Plan Administrator may or may not be Participants in the Plan. In addition to its other (B) Discretionary Nonelective Contribution. Discretionary duties, the Plan Administrator has full responsibility for the Nonelective Contribution means a Nonelective Contribution Plan's compliance with the reporting and disclosure rules under which the Employer in its sole discretion elects to make to the ERISA. If the Employer is the Plan Administrator, any Plan. See 3.04(A)(1). requirement under the Plan for communication between the Employer and the Plan Administrator automatically is deemed (C) QNEC. QNEC means a qualified nonelective contribution satisfied, and the Employer has discretion to determine the which is 100% Vested at all times and which is subject to the manner of documenting any decision deemed to be distribution restrictions described in Section 6.01(C)(4)(b). Any communicated under this provision. Nonelective Contributions allocated to a Participant's QNEC Account under the Plan automatically satisfy and are subject to 1.44 Plan Year. Plan Year means the consecutive month the QNEC definition. See Section 3.07(A)(7) for a limitation on period the Employer specifies in its Adoption Agreement. the source of QNECs. 1.45 Practitioner. Practitioner means the sponsor as to its (D) SIMPLE Nonelective Contribution. See Section Employer clients of the Volume Submitter Plan and as defined 3.10(E)(1). in Section 13.05 of Rev. Proc. 2011-49. (E) Safe Harbor Nonelective Contribution. See Section 1.46 Predecessor Employer/Predecessor Plan. 3.05(E)(2). (A) Predecessor Employer. A Predecessor Employer is an 1.39 Opinion Letter. Opinion Letter means an IRS issued employer that previously employed one or more of the letter as to the acceptability of the form of a Prototype Plan as Employees. defined in Section 4.06 of Rev. Proc. 2011-49. (B) Predecessor Plan. A Predecessor Plan is a Code §401(a) or 1.40 Paid Time Off Plan. A Paid Time Off Plan is any §403(a) qualified plan the Employer terminated within the plan or similar arrangement under which the Employer provides five-year period beginning before or after the Employer to Employees vacation, sick or other leave for which the establishes this Plan, as described in Treas. Reg. Employer pays the Employee, and agrees to compensate the §1.411(a)-5(b)(3)(v)(B). Employee for part or all of the unused leave. 1.47 Prevailing Wage Contract/Contribution. Prevailing 1.41 Participant. Participant means an Eligible Employee Wage Contract means a contract under which Employees are who becomes a Participant in the Plan or as to any Contribution performing services subject to the Davis-Bacon Act, the Type as the context requires, in accordance with the provisions McNamara-O'Hara Contract Service Act or any other federal, of Section 2.01. state or municipal prevailing wage law. A Prevailing Wage Contribution is a contribution the Employer makes to the Plan in 1.42 Plan. Plan means the retirement plan established or accordance with a Prevailing Wage Contract. A Prevailing continued by the Employer in the form of this Prototype Plan or Wage Contribution is treated as a Nonelective Contribution or Volume Submitter Plan, including the Adoption Agreement other Employer Contribution except as the Plan otherwise under which the Employer has elected to establish this Plan. The provides. Employer must designate the name of the Plan in its Adoption Agreement. An Employer may execute more than one Adoption 1.48 Profit Sharing Plan. Profit Sharing Plan means the Agreement offered under this Plan, each of which will constitute Profit Sharing Plan the Employer establishes under a Profit a separate Plan and Trust established or continued by that Sharing Plan Adoption Agreement. Employer. All section references within this basic plan © 2014 Great-West Trust Company, LLC or its suppliers 10

Defined Contribution Prototype Plan 1.49 Protected Benefit. Protected Benefit means any the Plan Administrator establishes for the purpose of separately accrued benefit described in Treas. Reg. §1.411(d)-4, including accounting for a Participant's Rollover Contributions attributable any optional form of benefit provided under the Plan which may to the Participant's In-Plan Roth Rollover Contributions. The not (except in accordance with such regulations) be reduced, Plan Administrator has authority to establish such a sub-account, eliminated or made subject to Employer discretion. and to the extent necessary, may establish sub-accounts based on the source of the In-Plan Roth Rollover Contribution. The Plan 1.50 Prototype Plan/Master Plan (M&P Plan). Prototype Administrator will administer an In-Plan Roth Rollover Plan means as described in Section 4.02 of Rev. Proc. 2011-49 Contribution Account in accordance with Applicable Law and or in any successor thereto under which each adopting Employer the Plan provisions. establishes a separate Trust. This Plan is not a Master Plan as described in Section 4.01 of Rev. Proc. 2011-49 under which 1.56 Safe Harbor Contribution. Safe Harbor Contribution unrelated adopting employers participate in a single funding means a Safe Harbor Nonelective Contribution or a Safe Harbor medium (trust or custodial account). However, the Plan could be Matching Contribution as the Employer elects in its Adoption a Master Trust under DOL Reg. §2525.103-2(e). A Prototype Agreement. See Sections 3.05(E)(2) and (3). Plan or a Master Plan must have an Opinion Letter as described in Section 4.06 of Rev. Proc. 2011-49. 1.57 Salary Reduction Agreement. A Salary Reduction Agreement means a Participant's written election to make 1.51 QDRO. QDRO means a qualified domestic relations Elective Deferrals to the Plan (including a Contrary Election order under Code §414(p). under Section 3.02(B)(4)(d)), made on the form the Plan Administrator provides for this purpose. 1.52 Qualified Military Service. Qualified Military Service means qualified military service as defined in Code (A) Effective Date. A Salary Reduction Agreement may not be §414(u)(5). Notwithstanding any provision in the Plan to the effective earlier than the following date which occurs last: (1) contrary, as to Qualified Military Service, the Plan will credit under Article II, the Participant's Entry Date or, in the case of a Service under Section 1.32(C), the Employer will make re-hired Employee, his/her re-participation date; (2) the contributions to the Plan and the Plan will provide benefits in execution date of the Salary Reduction Agreement; (3) the date accordance with Code §414(u). the Employer adopts the 401(k) Plan; or (4) the Effective Date of the 401(k) Plan (or Elective Deferral provision within the 1.53 Qualified Reservist Distribution (QRD). See Section Plan). Subject to the foregoing limitations, a Participant's Salary 6.01(C)(4)(b)(iii). Reduction Agreement will be effective for the first pay period that is within an administratively reasonable period after the date 1.54 Restated Plan. A Restated Plan means a plan the the Plan Administrator receives the Agreement, unless the Employer adopts in substitution for, and in amendment of, an Participant specifies a later effective date. existing plan, as the Employer elects in its Adoption Agreement. If a Participant incurs a Separation from Service or Severance (B) Compensation. A Salary Reduction Agreement must from Employment before the Employer executes the Adoption specify the dollar amount of Compensation or the percentage of Agreement as a Restated Plan, the provisions of the Restated Compensation the Participant wishes to defer. The Salary Plan do not apply to the Participant unless he/she has an Reduction Agreement: (1) applies only to Compensation for Account Balance as of the execution date or unless the Elective Deferral allocation as the Employer elects in its Employer rehires the Participant. Adoption Agreement and which becomes currently available after the effective date of the Salary Reduction Agreement; and 1.55 Rollover Contribution. A Rollover Contribution (2) applies to all or to such Elective Deferral Compensation as means an amount of cash or property (including a participant the Salary Reduction Agreement indicates, including any loan from another plan) which the Code permits an Eligible Participant elections made in the Salary Reduction Agreement. Employee or Participant to transfer directly or indirectly to this Plan from another Eligible Retirement Plan (or vice versa) (C) Additional Rules. The Plan Administrator in the Plan's within the meaning of Code §402(c)(8)(B) and Section Salary Reduction Agreement form, or in a Salary Reduction 6.08(F)(2), except that a 401(k) Plan may permit an In-Plan Agreement policy will specify additional rules and restrictions Roth Rollover Contribution as provided in Section 3.08(E). A applicable to a Participant's Salary Reduction Agreement, Rollover Contribution will be made to the Plan and not to a including but not limited to those regarding the timing, Designated IRA within the Plan under Section 3.12, if any. frequency and mechanics of changing or revoking a Salary Reduction Agreement. Any such rules and restrictions must be (A) In-Plan Roth Rollover Contribution. An In-Plan Roth consistent with the Plan. The Plan Administrator may provide Rollover Contribution means a Rollover Contribution to the Plan more than one Salary Reduction Agreement form for use in that consists of a distribution from a Participant's Plan Account, specific situations. other than a Roth Deferral Account, that the Participant rolls over to the Participant's In-Plan Roth Rollover Contribution 1.58 Separation from Service/Severance from Account in the Plan, in accordance with Code §402(c)(4). Employment. Separation from Service means an event after In-Plan Roth Rollover Contributions will be subject to the Plan which the Employee no longer has an employment relationship rules related to Roth Deferral Accounts, subject to preservation with the Employer maintaining this Plan or with a Related of Protected Benefits in accordance with clause (c) of Section Employer. The Plan applies Separation from Service for all 3.08(E)(4). purposes except as otherwise provided. For purposes of distribution of Restricted 401(k) Accounts, the application of (B) In-Plan Roth Rollover Contribution Account. An Post-Severance Compensation and top-heavy look-back period In-Plan Roth Rollover Contribution Account is a sub-account distributions, the plan will apply the definition of Severance © 2014 Great-West Trust Company, LLC or its suppliers 11

Defined Contribution Prototype Plan from Employment under EGTRRA §646 (as modified for Code Year were eligible under a cash or deferred arrangement §415 purposes in applying the parent-subsidiary controlled maintained by the Employer in the prior year, as described in group rules). Treas. Reg. §1.401k-2(c)(2)(iii). 1.59 Service. Service means any period of time the 1.63 Taxable Year. Taxable Year means the taxable year Employee is in the employ of the Employer, including any of a Participant or of the Employer as the context requires. period the Employee is on an unpaid leave of absence authorized by the Employer under a uniform, nondiscriminatory policy 1.64 Transfer. Transfer means the Trustee's movement of applicable to all Employees. Plan assets from the Plan to another plan (or vice versa) directly as between the trustees and not by means of a distribution. A (A) Related Employer Service. See Section 1.24(C). Transfer may be an Elective Transfer or a Nonelective Transfer. See Section 11.06. A Direct Rollover under Section 6.08(F)(1) is (B) Predecessor Employer/Plan Service. See Section 1.46. If not a Transfer. the Employer maintains (by adoption, plan merger or Transfer) the plan of a Predecessor Employer, service of the Employee 1.65 Trust. Trust means the separate Trust created under with the Predecessor Employer is Service with the Employer. If the Plan. the Employer maintained a Predecessor Plan, for purposes of vesting Service, the Plan Administrator must count service 1.66 Trust Fund. Trust Fund means all property of every credited to any Employee covered under the Predecessor Plan. If kind acquired by the Plan and held by the Trust, other than the Employer in its Adoption Agreement elects to disregard incidental benefit insurance contracts. vesting Service prior to the time that the Employer maintained the Plan, the Plan Administrator will treat a Predecessor Plan as 1.67 Trustee/Custodian. Trustee or Custodian means the the Plan for purposes of such election. person or persons who as Trustee or Custodian execute the Adoption Agreement (or other Trust or Custodial Agreement in (C) Elective Service Crediting. If the Employer does not substitution of the provisions in Article VIII as applicable), or maintain the plan of a Predecessor Employer, the Plan does not any successor in office who in writing accepts the position of credit Service with the Predecessor Employer, unless the Trustee or Custodian. The Employer must designate in its Employer in its Adoption Agreement (or in a Participation Adoption Agreement whether the Trustee will administer the Agreement, if applicable) elects to credit designated Predecessor Trust as a discretionary Trustee or as a nondiscretionary Trustee. Employer Service and specifies the purposes for which the Plan See Article VIII. If the Sponsor or Practitioner is a bank, savings will credit service with that Predecessor Employer. Unless the and loan association, credit union, mutual fund, insurance Employer under its Adoption Agreement provides for this company, or other institution qualified to serve as Trustee, a purpose specific Entry Dates, an Employee who satisfies the person other than the Sponsor or Practitioner (or its affiliate) Plan's eligibility condition(s) by reason of the crediting of may not serve as Trustee or as Custodian of the Plan without the predecessor service will enter the Plan in accordance with the written consent of the Sponsor or Practitioner. provisions of Article II as if the Employee were a re-employed Employee on the first day the Plan credits predecessor service. 1.68 USERRA. USERRA means the Uniformed Services Employment and Reemployment Rights Act of 1994, as (D) Standardized Plan. If the Employer's Plan is a amended. Standardized Plan, the Plan limits the elective crediting of past Predecessor Employer Service to the period which does not 1.69 Valuation Date. Valuation Date means the exceed 5 years immediately preceding the year in which an Accounting Date, such additional dates as the Employer in its amendment crediting such service becomes effective, such credit Adoption Agreement may elect, and any other date that the Plan must be granted to all Employees on a reasonably uniform basis, Administrator designates for the valuation of the Trust Fund. and the crediting must otherwise comply with Treas. Reg. §1.401(a)(4)-5(a)(3). 1.70 Vested. Vested means a Participant or a Beneficiary has an unconditional claim, legally enforceable against the Plan, 1.60 SIMPLE Contribution. SIMPLE Contribution means to the Participant's Account Balance or Accrued Benefit or to a a SIMPLE Nonelective Contribution or a SIMPLE Matching portion thereof if not 100% Vested. Vesting means the degree to Contribution. See Section 3.10(E). which a Participant is Vested in one or more Accounts. 1.61 Sponsor. Sponsor means the sponsor of this Prototype 1.71 Volume Submitter Plan. Volume Submitter Plan Plan as to the Sponsor's adopting Employer clients and as means as described in Section 13.01 of Rev. Proc. 2011-49 or in defined in Section 4.07 of Rev. Proc. 2011-49. any successor thereto. A Volume Submitter Plan must have an Advisory Letter as described in Section 13.03 of Rev. Proc. 1.62 Successor Plan. Successor Plan means a plan in 2011-49. which at least 50% of the Eligible Employees for the first Plan © 2014 Great-West Trust Company, LLC or its suppliers 12

Defined Contribution Prototype Plan ARTICLE II ELIGIBILITY AND PARTICIPATION 2.01 ELIGIBILITY. Each Eligible Employee becomes a (C) Initial and Subsequent Eligibility Computation Periods. Participant in the Plan in accordance with the eligibility If the Plan requires one Year of Service for eligibility and an conditions the Employer elects in its Adoption Agreement. The Employee does not complete one Year of Service during the Employer may elect different age and service conditions for Initial Eligibility Computation Period, the Plan measures different Contribution Types under the Plan. Subsequent Eligibility Computation Periods in accordance with the Employer's election in its Adoption Agreement. If the Plan (A) Maximum Age and Years of Service. For purposes of an measures Subsequent Eligibility Computation Periods on a Plan Eligible Employee's participation in the Plan, the Plan may not Year basis, an Employee who receives credit for the required impose an age condition exceeding age 21 and may not require number of Hours of Service during the Initial Eligibility completion of more than one Year of Service, except under Computation Period and also during the first applicable Plan Section 2.02(E). Year receives credit for two Years of Service under Article II. (B) New Plan. Any Eligible Employee who has satisfied the (1) Definition of Eligibility Computation Period. An Plan's eligibility conditions and who has reached his/her Entry Eligibility Computation Period is a 12-consecutive month Date as of the Effective Date is eligible to participate as of the period. Effective Date, assuming the Employer continues to employ the Employee on that date. Any other Eligible Employee becomes (2) Definition of Initial Eligibility Computation Period. eligible to participate: (1) upon satisfaction of the eligibility The Initial Eligibility Computation Period is the Employee's conditions and reaching his/her Entry Date; or (2) upon reaching Anniversary Year which begins on the Employee's Employment his/her Entry Date if such Employee had already satisfied the Commencement Date. eligibility conditions prior to the Effective Date. (3) Definition of Anniversary Year. An Employee's (C) Restated Plan. If this Plan is a Restated Plan, each Anniversary Year is the 12-consecutive month period beginning Employee who was a Participant in the Plan on the day before on the Employee's Employment Commencement Date or the restated Effective Date continues as a Participant in the beginning on anniversaries thereof. Restated Plan, irrespective of whether he/she satisfies the eligibility conditions of the Restated Plan, unless the Employer (4) Definitions of Employment Commencement provides otherwise in its Adoption Agreement. Date/Re-Employment Commencement Date. An Employee's Employment Commencement Date is the date on which the (D) Prevailing Wage Contribution. If the Employer makes Employee first performs an Hour of Service for the Employer. Prevailing Wage Contributions to the Plan, no minimum age or An Employee's Re-Employment Commencement Date is the service conditions apply to an Eligible Employee's eligibility to date on which the Employee first performs an Hour of Service receive Prevailing Wage Contributions under the Plan. The for the Employer after the Employer re-employs the Employee. Employer's Adoption Agreement elections imposing age and service eligibility conditions apply to such an Employee as to (5) Definition of Subsequent Eligibility Computation non-Prevailing Wage Contributions under the Plan. Period. A Subsequent Eligibility Computation Period is any Eligibility Computation Period after the Initial Eligibility (E) Special Eligibility Effective Date (Dual Eligibility). The Computation Period, as the Employer elects in its Adoption Employer in its Adoption Agreement may elect to provide a Agreement. special Effective Date for the Plan's eligibility conditions, with the effect that such conditions may apply only to Employees (D) Entry Date. The Employer in its Adoption Agreement who are employed by the Employer after a specified date. elects the Entry Date(s) and elects whether such Entry Date(s) are retroactive, coincident with or next following an Employee's 2.02 APPLICATION OF SERVICE CONDITIONS. The satisfaction of the Plan's eligibility conditions. The Employer Plan Administrator will apply this Section 2.02 in administering may elect to apply different Entry Dates to different the Plan's eligibility service condition(s), if any. Contribution Types. (A) Definition of Year of Service. A Year of Service for (1) Definition of Entry Date. See Section 1.26. purposes of an Employee's participation in the Plan, means the applicable Eligibility Computation Period under Section (2) Maximum delay in participation. An Entry Date 2.02(C), during which the Employee completes the number of may not result in an Eligible Employee who has satisfied the Hours of Service (not exceeding 1,000) the Employer specifies Plan's eligibility conditions being held out of Plan participation in its Adoption Agreement, without regard to whether the longer than six months, or if earlier, the first day of the next Plan Employer continues to employ the Employee during the entire Year, following completion of the Code §410(a) maximum Eligibility Computation Period. eligibility requirements. (B) Counting Years of Service. For purposes of an (3) Prevailing Wage Contributions. If the Employer Employee's participation in the Plan, the Plan counts all of an makes Prevailing Wage Contributions to the Plan, an Eligible Employee's Years of Service, except as provided in Section Employee's Entry Date with regard to such contributions is the 2.03. Employee's Employment Commencement Date. The Employer's Adoption Agreement elections regarding Entry Dates apply to © 2014 Great-West Trust Company, LLC or its suppliers 13

Defined Contribution Prototype Plan such an Employee as to non-Prevailing Wage Contributions after incurring a one year Break in Service and the Plan under the Plan. disregards a Participant's Service completed prior to a Break in Service until the Participant completes one Year of Service (E) Alternative Service Conditions. The Employer in its following the Break in Service. The Plan suspends the Adoption Agreement may elect to impose for eligibility a Participant's participation in the Plan as of the first day of the condition of less than one Year of Service or of more than one Eligibility Computation Period following the Eligibility Year of Service, but not exceeding two Years of Service. If the Computation Period in which the Participant incurs the Break in Employer elects an alternative Service condition to one Year of Service. Service or two Years of Service, the Employer must elect in its Adoption Agreement the Hour of Service and other (1) Completion of one Year of Service. If a Participant requirement(s), if any, after the Employee completes one Hour completes one Year of Service following his/her Break in of Service. Under any alternative Service condition election, the Service, the Plan restores the Participant's pre-break Service and Plan may not require an Employee to complete more than one the Participant resumes active participation in the Plan Year of Service (1,000 Hours of Service in 12-consecutive retroactively to the first day of the Eligibility Computation months) or two Years of Service if applicable. Period in which the Participant first completes one Year of Service following his/her Break in Service. (1) Vesting requirement. If the Employer elects to impose more than a one Year of Service eligibility condition, the (2) Eligibility Computation Period. The Plan Plan Administrator must apply 100% vesting on any Employer Administrator measures the Initial Eligibility Computation Contributions (and the resulting Accounts) subject to that period under this Section 2.03(C) from the date the Participant eligibility condition. first receives credit for an Hour of Service following the one year Break in Service. The Plan Administrator measures any (2) One Year of Service maximum for specified Subsequent Eligibility Computation Periods, if necessary, in a Contributions. The Plan may not require more than one Year of manner consistent with the Employer's Eligibility Computation Service for eligibility for an Eligible Employee to make Elective Period election in its Adoption Agreement, using the Deferrals, to receive Safe Harbor Contributions or to receive Re-Employment Commencement Date in determining the SIMPLE Contributions. Anniversary Year if applicable. (F) Equivalency or Elapsed Time. If the Employer in its (3) Election to limit application to separated Adoption Agreement elects to apply the Equivalency Method or Employees. If the Employer elects to apply the one year the Elapsed Time Method in applying the Plan's eligibility hold-out rule, the Employer also may elect in its Adoption Service condition, the Plan Administrator will credit Service in Agreement to limit application of the rule only to a Participant accordance with Sections 1.32(A)(2) and (3). who has incurred a Separation from Service. 2.03 BREAK IN SERVICE - PARTICIPATION. The Plan (4) Application to Employee who did not enter. The Administrator will apply this Section 2.03 if any Break in Plan Administrator also will apply the one year hold-out rule, if Service rule applies for eligibility under the Plan. applicable, to an Employee who satisfies the Plan's eligibility conditions, but who incurs a Separation from Service and a one (A) Definition of Break in Service. For purposes of this year Break in Service prior to becoming a Participant. Article II, an Employee incurs a Break in Service if during any applicable Eligibility Computation Period he/she does not (5) No effect on vesting or Earnings. This Section complete more than 500 Hours of Service with the Employer. 2.03(C) does not affect a Participant's vesting credit under The Eligibility Computation Period under this Section 2.03(A) is Article V and, during a suspension period, the Participant's the same as the Eligibility Computation Period the Plan uses to Account continues to share fully in Earnings under Article VII. measure a Year of Service under Section 2.02. If the Plan applies the Elapsed Time Method of crediting Service under (6) No restoration under two year break rule. The Plan Section 1.32(A)(3), a Participant incurs a Break in Service if the Administrator in applying this Section 2.03(C) does not restore Participant has a Period of Severance of at least 12 consecutive any Service disregarded under the Break in Service rule of months. Section 2.03(B). (B) Two Year Eligibility. If the Employer under the Adoption (7) No application to Elective Deferrals in 401(k) Plan. Agreement elects a two Years of Service eligibility condition, an If the Plan is a 401(k) Plan and the Employer in its Adoption Employee who incurs a one year Break in Service prior to Agreement elects to apply the Section 2.03(C) one year hold-out completing two Years of Service: (1) is a new Employee on the rule, the Plan Administrator will not apply such provisions to the date he/she first performs an Hour of Service for the Employer Elective Deferral portion of the Plan. after the Break in Service; (2) the Plan disregards the Employee's Service prior to the Break in Service; and (3) the (8) USERRA. An Employee who has completed Employee establishes a new Employment Commencement Date Qualified Military Service and who the Employer has rehired for purposes of the Initial Eligibility Computation Period under under USERRA, does not incur a Break in Service under the Section 2.02(C). Plan by reason of the period of such Qualified Military Service. (C) One Year Hold-Out Rule-Participation. The Employer in (D) Rule of Parity - Participation. For purposes of Plan its Adoption Agreement must elect whether to apply the "one participation, the Plan does not apply the "rule of parity" under year hold-out" rule under Code §410(a)(5)(C). Under this rule, a Code §410(a)(5)(D), unless the Employer in Appendix B elects Participant will incur a suspension of participation in the Plan to apply the rule of parity. © 2014 Great-West Trust Company, LLC or its suppliers 14

Defined Contribution Prototype Plan accruing for any non-excluded period and as to Contribution 2.04 PARTICIPATION UPON RE-EMPLOYMENT. Types for which the Participant is not an Excluded Employee; (c) to receive Service credit in applying the Break in Service (A) Rehired Participant/Immediate Re-Entry. A Participant rules; and (d) to share fully in Earnings under Article VII. who incurs a Separation from Service will re-enter the Plan as a Participant on his/her Re-Employment Commencement Date (2) Resumption of Eligible Employee status. If a (provided he/she is not an Excluded Employee), subject to any Participant who becomes an Excluded Employee subsequently Break in Service rule, if applicable, under Section 2.03. resumes status as an Eligible Employee, the Participant will participate in the Plan immediately upon resuming eligible (B) Rehired Eligible Employee Who Had Satisfied status, subject to the Break in Service rules, if applicable, under Eligibility. An Eligible Employee who satisfies the Plan's Section 2.03. eligibility conditions, but who incurs a Separation from Service prior to becoming a Participant, subject to any Break in Service (B) Excluded Employee Becomes Eligible. If an Excluded rule, if applicable, under Section 2.03, will become a Participant Employee who is not a Participant becomes an Eligible on the later of: (1) the Entry Date on which he/she would have Employee, he/she will participate immediately in the Plan if entered the Plan had he/she not incurred a Separation from he/she has satisfied the Plan's eligibility conditions and would Service; or (2) his/her Re-Employment Commencement Date. have been a Participant had he/she not been an Excluded Employee during his/her period of Service. An Excluded (C) Rehired Eligible Employee Who Had Not Satisfied Employee receives Service credit for eligibility, for allocation Eligibility. An Eligible Employee who incurs a Separation from conditions under Section 3.06 (but the Plan disregards Service prior to satisfying the Plan's eligibility conditions Compensation paid while excluded) and for vesting under becomes a Participant in accordance with the Employer's Article V for each included vesting Year of Service, Adoption Agreement elections. The Plan Administrator, for notwithstanding the Employee's Excluded Employee status. purposes of applying any shift in the Eligibility Computation Period, takes into account the Employee's prior Service and the 2.06 PARTICIPATION OPT-OUT. Employee is not treated as a new hire. (A) Volume Submitter Plan. If the Plan is a Volume 2.05 CHANGE IN EMPLOYMENT STATUS. The Plan Submitter Plan, the Plan Administrator may elect to permit an Administrator will apply this Section 2.05 if the Employer in its Eligible Employee to elect irrevocably to not participate in the Adoption Agreement elected to exclude any Employees as Plan (to "opt-out"). The Eligible Employee prior to his/her Entry Excluded Employees. Date and prior to first becoming eligible under any plan of the Employer as described in Code §219(g)(5)(A), including (A) Participant Becomes an Excluded Employee. If a terminated plans, must file an opt-out election in writing with Participant has not incurred a Separation from Service but the Plan Administrator on a form the Plan Administrator becomes an Excluded Employee (as to any or all Contribution provides for this purpose. An Employee's election not to Types), during the period of exclusion the Excluded Employee: participate, pursuant to this Section 2.06(A), includes his/her (i) will not share in the allocation of the applicable Employer right to make Elective Deferrals, Employee Contributions, Contributions (including a Top-Heavy Minimum Allocation Rollover Contributions or Designated IRA Contributions, unless under Section 10.02 if the Employee is excluded as to all the Plan Administrator's opt-out form permits an Eligible Contribution Types) or Participant forfeitures, based on Employee to opt-out of specified Contribution Types prior to Compensation paid to the Excluded Employee during the period becoming eligible to participate in such Contribution Type. A of exclusion; (ii) may not make Employee Contributions, Participant's mere failure to make Elective Deferrals or Rollover Contributions or Designated IRA Contributions; and Employee Contributions is not an opt-out under this Section (iii) if the Plan is a 401(k) Plan and the Participant is an 2.06(A). Excluded Employee as to Elective Deferrals, may not make Elective Deferrals as to Compensation paid to the Excluded (B) Prototype Plan. If the Plan is a Prototype Plan, the Plan Employee during the period of exclusion. does not permit an otherwise Eligible Employee or any Participant to elect to opt-out. However, if the Plan is a (1) Vesting, accrual, Break in Service and Earnings. A Nonstandardized Plan, an Eligible Employee may opt-out in Participant who becomes an Excluded Employee under this accordance with Section 2.06(A) provided: (1) the Plan terms as Section 2.05(A) continues: (a) to receive Service credit for in effect prior to restatement under this Plan permitted the vesting under Article V for each included vesting Year of opt-out; and (2) the Employee executes the opt-out prior to the Service; (b) to receive Service credit for applying any allocation date of the Employer's execution of this Plan as a Restated Plan. conditions under Section 3.06 as to Employer Contributions © 2014 Great-West Trust Company, LLC or its suppliers 15

Defined Contribution Prototype Plan ARTICLE III PLAN CONTRIBUTIONS AND FORFEITURES 3.01 CONTRIBUTION TYPES. The Employer in its the Employer the amount of the Employer Contribution made by Adoption Agreement will elect the Contribution Type(s) and any the Employer by mistake of fact or the amount of the Employer formulas, allocation methods, conditions and limitations Contribution disallowed as a deduction under Code §404. The applicable thereto, except where the Plan expressly reserves Trustee will not return any portion of the Employer Contribution discretion to the Employer or to the Plan Administrator. under the provisions of this Section 3.01(H) more than one year after: (a) the Employer made the contribution by mistake of fact; (A) Application of Limits. The Employer's contribution to the or (b) the IRS's disallowance of the contribution as a deduction, Trust for any Plan Year is subject to Article IV limits and other and then, only to the extent of the disallowance. Plan limits. (2) Earnings. The Trustee will not increase the amount of (B) Compensation for Allocations/Limit. The Plan the Employer Contribution returnable under this Section 3.01(H) Administrator will allocate all Employer Contributions and for any Earnings increases attributable to the contribution, but Elective Deferrals based on the definition of Compensation the Trustee will decrease the Employer Contribution returnable under Section 1.11 the Employer elects in its Adoption for any Earnings losses attributable thereto. Agreement for a particular Contribution Type. The Plan Administrator in allocating such contributions must limit each (3) Evidence. The Trustee may require the Employer to Participant's Compensation to the amount described in Section furnish the Trustee whatever evidence the Trustee deems 1.11(E). necessary to enable the Trustee to confirm the amount the Employer has requested be returned is properly returnable. (C) Allocation Conditions. The Plan Administrator will allocate Employer Contributions only to those Participants who (I) Money Purchase Pension and Defined Benefit Plans. If satisfy the Plan's allocation conditions under Section 3.06, if the Employer's Plan is a Money Purchase Pension Plan and the any, for the Contribution Type being allocated. Employer also maintains a defined benefit pension plan, notwithstanding the Money Purchase Pension Contribution (D) Top-Heavy. If the Plan is top-heavy, the Employer will formula in the Employer's Adoption Agreement, the Employer's satisfy the Top-Heavy Minimum Allocation requirements in required contribution to its Money Purchase Pension Plan for a accordance with Article X. Plan Year is limited to the amount which the Employer may deduct under Code §404(a)(7). If the Employer under Code (E) Net Profit Not Required. The Employer need not have net §404(a)(7) must reduce its Money Purchase Pension Plan profits to make a contribution under the Plan, unless the contribution, the Plan Administrator will allocate the reduced Employer in its Adoption Agreement specifies a fixed formula contribution amount in accordance with the Plan's allocation based on net profits. formula. (F) Form of Contribution. Subject to the consent of the (J) Frozen Plan. The Employer in its Adoption Agreement Trustee under Article VIII, the Employer may make may elect to treat the Plan as a Frozen Plan. Under a Frozen discretionary Employer Contributions to a Profit Sharing Plan, Plan, the Employer and the Participants will not make any to a 401(k) Plan or to a 401(m) Plan (excluding Elective contributions to the Plan. A Frozen Plan remains subject to all Deferrals or Employee Contributions) in the form of qualification and reporting requirements except as the Plan unencumbered property instead of cash, provided the provisions (other than those relating to ongoing permitted or contribution of property is not a prohibited transaction. The required contributions) continue in effect until the Employer Employer may not make contributions in the form of property to terminates the Plan. An Eligible Employee will not become a its Money Purchase Pension Plan. Participant in a Frozen Plan. (G) Time of Payment of Contribution. The Employer may 3.02 ELECTIVE DEFERRALS. If the Plan is a 401(k) Plan pay to the Trust its Employer Contributions for any Plan Year in and the Employer in its Adoption Agreement elects to permit one or more installments, without interest. Unless otherwise Elective Deferrals, the Plan Administrator will apply the required by applicable contract, the Employer may make an provisions of this Section 3.02. A Participant's Elective Employer Contribution to the Plan for a particular Plan Year at Deferrals will be made pursuant to a Salary Reduction such time(s) as the Employer in its sole discretion determines. If Agreement unless the Employer elects in its Adoption the Employer makes a contribution for a particular Plan Year Agreement to apply the Automatic Deferral provision under after the close of that Plan Year, the Employer will designate to Section 3.02(B) or the CODA provision under Section 3.02(C). the Plan Administrator and to the Trustee the Plan Year for A Participant's Elective Deferrals may include the cash which the Employer is making the Employer Contribution. The equivalent of the Participant's unused paid time off that the Plan Administrator will allocate the contribution accordingly. Participant otherwise may elect to receive in cash under the Employer's Paid Time Off Plan, if any, if such cash equivalent (H) Return of Employer Contribution. The Employer otherwise satisfies the Plan's definition of Compensation for contributes to the Plan on the condition its contribution is not purposes of Elective Deferrals (including following Severance due to a mistake of fact and the IRS will not disallow the from Employment). The Plan will treat any Elective Deferrals deduction of the Employer Contribution. described in the preceding sentence in the same manner as other Elective Deferrals for all purposes under the Plan. (1) Request for contribution return/timing. The Trustee, upon written request from the Employer, must return to © 2014 Great-West Trust Company, LLC or its suppliers 16

Defined Contribution Prototype Plan (A) Limitations. Except as described below regarding Catch-Up Deferrals, the Employer in its Adoption Agreement (a) Participants subject to ACA. The Employer in must elect the Plan limitations, if any, which apply to Elective its Adoption Agreement will elect which Participants are subject Deferrals (or separately to Pre-Tax Deferrals or to Roth to the ACA Automatic Deferral on the Effective Date thereof, Deferrals, if applicable). Such Plan limitations are in addition to including some or all current Participants and those Employees those mandatory limitations imposed under Article IV. In who become Participants after the ACA Effective Date. applying any such additional Plan limitation, the Plan Administrator will take into account the Compensation for (b) Effect of Contrary Election. A Participant who Elective Deferral purposes the Employer elects in the Adoption makes a Contrary Election is not thereafter subject to the Agreement. The Plan Administrator in the Salary Reduction Automatic Deferral or to any scheduled increases thereto, even Agreement form or in a Salary Reduction Agreement policy (see if the Participant later revokes or modifies the Contrary Election. Section 1.57(C)) may specify additional rules and restrictions A Participant's Contrary Election continues in effect until the applicable to Salary Reduction Agreements, including those Participant subsequently changes his/her Salary Reduction applicable to a deferral of a Participant's unused paid time off, Agreement. under the Employer's Paid Time Off Plan, if applicable. The Employer in a SIMPLE 401(k) Plan may not impose any Plan (2) Eligible Automatic Contribution Arrangement. limit on Elective Deferrals except as provided under Code (EACA). If the Employer elects in its Adoption Agreement, the §408(p). See Section 3.05(C)(2) regarding limits on Elective Employer maintains a Plan with Automatic Deferral provisions Deferrals under a safe harbor plan. Unless otherwise provided as an Eligible Automatic Contribution Arrangement (EACA), on the Salary Reduction form or in the Salary Reduction effective as of the date the Employer elects in its Adoption Agreement policy, the termination of a Participant's employment Agreement (but not earlier than Plan Years beginning after with the Employer automatically revokes the Participant's Salary December 31, 2007) and the provisions of this Section Reduction Agreement with regard to periods after the Participant 3.02(B)(2) will apply. is rehired. (a) Participants subject to EACA. The Employer in (1) Plan Administrator discretion if no stated Plan its Adoption Agreement will elect which Participants are subject limit. The Employer may elect a Plan limit in its Adoption to the EACA Automatic Deferral on the Effective Date thereof Agreement, but if the Employer does not so elect, the Plan which may include some or all current Participants or may be Administrator may establish or change a Plan limit on Elective limited to those Employees who become Participants after the Deferrals from time to time by providing notice to the EACA Effective Date. Participants. Any such limit change made during a Plan Year applies only prospectively and applies until the Plan (i) EACA Effective Date. EACA Effective Administrator changes or revokes the limit. Date means the date on which the EACA goes into effect, either as to the overall Plan or as to an individual Participant as the (2) Compensation from which Deferrals may be made. context requires. An EACA becomes effective as to the Plan as Participants may not make Elective Deferrals from amounts that of the date the Employer elects in its Adoption Agreement. A are not Code §415 Compensation under Section 4.05(F). In Participant's EACA Effective Date is as soon as practicable after addition, a Participant may not make Elective Deferrals from the Participant is subject to Automatic Deferrals under the amounts which are not Compensation under Section 1.11, even EACA, consistent with the objective of affording the Participant if 415 Compensation is more inclusive. In determining a reasonable period of time after receipt of the EACA notice to Compensation from which a Participant may make Elective make a Contrary Election (and, if applicable, an investment Deferrals, the Compensation dollar limitation described in election). Section 1.11(E) does not apply. (b) Uniformity. The Automatic Deferral Percentage (B) Automatic Deferrals. The Employer in its Adoption must be a uniform percentage of Compensation. However, the Agreement will elect whether to apply or not apply the Plan does not violate the uniform Automatic Deferral Percentage Automatic Deferral provisions. The Employer may elect the merely because the Plan applies any of the following provisions: Automatic Deferral provisions under a Section 3.02(B)(1) (ACA), a Section 3.02(B)(2) (EACA), or a Section 3.02(B)(3) (i) Years of participation. The Automatic (QACA). If the QACA provisions apply, the safe harbor Deferral Percentage varies based on the number of Plan Years provisions of Section 3.05(J) and EACA provisions of Section (or portions of years) the Participant has participated in the Plan 3.02(B)(2) also apply. The Plan Administrator will treat while the Plan has applied EACA provisions; Automatic Deferrals as Elective Deferrals for all purposes under the Plan, including application of limitations, nondiscrimination (ii) No reduction from prior default testing and distributions. If the Employer in its Adoption percentage. The Employer elects in the Adoption Agreement Agreement has elected to permit Roth Deferrals, Automatic not to apply Automatic Deferrals to a Participant whose Elective Deferrals are Pre-Tax Deferrals unless the Employer in deferrals immediately prior to the EACA's Effective Date were Appendix B elects otherwise. higher than the Automatic Deferral Percentage; (1) Automatic Contribution Arrangement (ACA). If (iii) Applying statutory limits. The Plan limits the Employer elects in its Adoption Agreement, the Employer the Automatic Deferral amount so as not to exceed the limits of maintains a Plan with Automatic Deferral provisions as an Code §§401(a)(17), 402(g) (determined without regard to Age Automatic Contribution Arrangement ("ACA"), effective as of 50 Catch-Up Deferrals), or 415; the date the Employer elects in the Adoption Agreement, and the provisions of this Section 3.02(B)(1) will apply. © 2014 Great-West Trust Company, LLC or its suppliers 17

Defined Contribution Prototype Plan (iv) No deferrals during hardship suspension. permissible distribution amount by any generally applicable The Plan does not apply the Automatic Deferral during the fees. However, the Plan may not charge a greater fee for period of suspension, under the Plan's hardship distribution distribution under this Section 3.02(B)(2)(d)(ii), than applies to provisions, of Participant's right to make Elective Deferrals to other distributions. The Plan Administrator may adopt a policy the Plan following a hardship distribution; or regarding charging such fees consistent with this paragraph. (v) Disaggregated groups. The Plan applies (iii) Timing. The Participant may make an different Automatic Deferral Percentages to different groups if election to withdraw the Automatic Deferrals under the EACA the groups can be disaggregated under Treas. Reg. no later than 90 days, or such shorter period as the Employer §1.401(k)-1(b)(4). specifies in its Adoption Agreement (but not less than 30 days), after the date of the first Automatic Deferral under the EACA. (c) EACA notice. The Plan Administrator annually For this purpose, the date of the first Automatic Deferral is the will provide a notice to each Covered Employee a reasonable date that the Compensation subject to the Automatic Deferral period prior to each Plan Year the Employer maintains the Plan otherwise would have been includible in the Participant's gross as an EACA ("EACA Plan Year"). income. For purposes of the preceding sentence, EACAs under the Plan are aggregated, except that the mandatory (i) Deemed reasonable notice/new disaggregation rules of Code §410(b) apply. In addition, a Participant. The Plan Administrator is deemed to provide Participant's withdrawal right is not restricted due to the timely notice if the Plan Administrator provides the EACA Participant making a Contrary Election during the 90-day period notice at least 30 days and not more than 90 days prior to the (or shorter period as the Employer specifies in its Adoption beginning of the EACA Plan Year. Agreement). (ii) Mid-year notice/new Participant or Plan. (iv) Rehired Employees. For purposes of If: (A) an Employee becomes eligible to make Elective Section 3.02(B)(2)(d)(iii), the Plan will treat an Employee who Deferrals in the Plan during an EACA Plan Year but after the for an entire Plan Year did not have contributions made pursuant Plan Administrator has provided the annual EACA notice for to a default election under the EACA as having not had such that Plan Year; or (B) the Employer adopts mid-year a new Plan contributions for any prior Plan Year as well. as a EACA, the Plan Administrator must provide the EACA notice no later than the date the Employee becomes eligible to (v) Effective date of the actual withdrawal make Elective Deferrals. However, if it is not practicable for the election. The effective date of the permissible withdrawal will Plan Administrator to provide the notice on or before the date an be as soon as practicable, but in no event later than the earlier of: Employee becomes a Participant, then the notice nonetheless (A) the pay date of the second payroll period beginning after the will be treated as provided timely if the Plan Administrator Participant makes the election; or (B) the first pay date that provides the notice as soon as practicable after that date and the occurs at least 30 days after the Participant makes the election. Employee is permitted to elect to defer from all types of The election also will be deemed to be the Participant's Contrary Compensation that may be deferred under the Plan earned Election to have no Elective Deferrals made to the Plan. beginning on that date. However, the Participant may subsequently make a deferral election hereunder. (iii) Content. The EACA notice must provide comprehensive information regarding the Participants' rights and (vi) Related Matching Contributions. The Plan obligations under the Plan and must be written in a manner Administrator will not take into account any deferrals withdrawn calculated to be understood by the average Participant. pursuant to this Section 3.02(B)(2)(d) in computing and allocating Matching Contributions. If the Employer already has (d) EACA permissible withdrawal. The Employer allocated Matching Contributions to the Participant's account will elect in its Adoption Agreement whether a Participant who with respect to Elective Deferrals being withdrawn pursuant to has Automatic Deferrals under the EACA may elect to withdraw this Section, the Plan must forfeit the Matching Contributions, all the Automatic Deferrals (and allocable earnings) under the as adjusted for Earnings. provisions of this Section 3.02(B)(2)(d). Any distribution made pursuant to this Section will be processed in accordance with (vii) Treatment of withdrawals. With regard to normal distribution provisions of the Plan. Elective Deferrals withdrawn pursuant to this Section 3.02(B)(2)(d): (A) the Plan Administrator will disregard such (i) Amount. If a Participant elects a deferrals in the ADP test (if applicable) under Section 4.10(B); permissible withdrawal under this Section 3.02(B)(2)(d), then (B) the Plan Administrator will disregard such Deferrals for the Plan must make a distribution equal to the amount (and only purposes of the Elective Deferral Limit under Section 4.10(A); the amount) of the Automatic Deferrals made under the EACA and (C) such Deferrals are not subject to the consent (adjusted for Earnings to the date of the distribution).The Plan requirements of Code §§401(a)(11) or 417. The Plan may account separately for Automatic Deferrals, in which case Administrator will disregard any Matching Contributions the Plan will distribute the entire Account. If the Plan does not forfeited under Section 3.02(B)(2)(d)(vi) in the ACP test (if account separately for the Automatic Deferrals, then the Plan applicable) under Section 4.10(C). must determine Earnings in the same manner applied to determine Allocable Income to the refund of Excess (e) Effect of Contrary Election/Covered Employee Contributions under Section 4.11(C)(2)(a). status. A Participant's Contrary Election continues in effect until the Participant subsequently revokes or modifies his/her Salary (ii) Fees. Notwithstanding Section Reduction Agreement, or the Contrary Election expires. A 3.02(B)(2)(d)(i), the Plan Administrator may reduce the Participant who makes a Contrary Election is not thereafter © 2014 Great-West Trust Company, LLC or its suppliers 18

Defined Contribution Prototype Plan subject to the Automatic Deferral or to any scheduled increases (i) Initial period. 3% for the period that begins thereto, even if the Participant later revokes the Contrary when the Participant first has contributions made pursuant to a Election or the Contrary Election expires, unless the Participant default election under the QACA and ends on the last day of the is a Covered Employee. following Plan Year; (i) Covered Employee. A Covered Employee (ii) Third Plan Year. 4% for the third Plan is a Participant who is subject to the EACA. The Employer in its Year of the Participant's participation in the QACA; Adoption Agreement will elect whether a Participant who makes a Contrary Election is a Covered Employee. A Covered (iii) Fourth Plan Year. 5% for the fourth Plan Employee must receive the annual EACA notice even though Year of the Participant's participation in the QACA; and the Participant's Contrary Election remains in effect. In addition, a Covered Employee who revokes his/her Contrary Election or (iv) Fifth and later Plan Years. 6% for the fifth whose Contrary Election expires, is thereafter immediately Plan Year of the Participant's participation in the QACA and for subject to the EACA Automatic Deferral. each subsequent Plan Year. (3) Qualified Automatic Contribution Arrangement For purposes of this Section 3.02(B)(3)(b), the Plan will treat a (QACA). If the Employer elects in its Adoption Agreement, the Participant who for an entire Plan Year did not have Automatic Employer maintains a Plan with Automatic Deferral provisions Deferral contributions made under the QACA as not having as a Qualified Automatic Contribution Arrangement (QACA), made such contributions for any prior Plan Year. effective as of the date the Employer elects in it Adoption Agreement (but not earlier than Plan Years beginning after (c) Uniformity. The uniformity provisions of December 31, 2007) and the provisions of this Section Section 3.02(B)(2)(b) applicable to an EACA, also apply to a 3.02(B)(3) and of Section 3.05(J) will apply. If this Plan is a QACA. QACA, then the Employer may elect in its Adoption Agreement to provide EACA permissible withdrawals, as described in (d) QACA Notice. See Section 3.05(H)(5) as to Section 3.02(B)(2)(d). QACA notice provisions. (a) Participants subject to QACA. The Employer (e) Effect of Contrary Election and termination of in its Adoption Agreement will elect which Participants are Election. A Participant's Contrary Election continues in effect subject to the QACA Automatic Deferral on the Effective Date until a Participant modifies or revokes the Election, or until the thereof including some or all current Participants and those Election expires. A Participant who revokes his/her Contrary Employees who become Participants after the QACA Effective Election or whose Contrary Election expires, is thereafter Date. The Employer must elect to apply the QACA Automatic immediately subject to the QACA Automatic Deferral. Deferral at least to those Participants as of the QACA Effective Date who do not have in effect a Salary Reduction Agreement (4) Automatic Contribution Definitions. The following and may also elect to apply the QACA Automatic Deferral to definitions apply to all Automatic Contribution Arrangements such Participants who have an existing Salary Reduction under this Section 3.02(B): Agreement in effect as provided in the Adoption Agreement. (a) Automatic Deferral. An Automatic Deferral is (i) QACA Effective Date. QACA Effective an Elective Deferral that results from the operation of Section Date means the date on which the QACA goes into effect, either 3.02(B)(1), Section 3.02(B)(2) or Section 3.02(B)(3). Under the as to the overall Plan or as to an individual Participant as the Automatic Deferral, the Employer automatically will reduce by context requires. A QACA becomes effective as to the Plan as of the Automatic Deferral Percentage or Amount the the date the Employer elects in its Adoption Agreement. A Compensation of each Participant subject to the Automatic Participant's QACA Effective Date is as soon as practicable after Deferral, except those Participants who timely make a Contrary the Participant is subject to Automatic Deferrals under the Election. QACA, consistent with the objective of affording the Participant a reasonable period of time after receipt of the QACA notice to (b) Automatic Deferral Percentage/Increases. The make a Contrary Election (and, if applicable, an investment Automatic Deferral Percentage is the percentage of Automatic election). However, in no event will the Automatic Deferral be Deferral which the Employer elects in its Adoption Agreement effective later than the earlier of: (1) the pay date for the second including any scheduled increase to the Automatic Deferral payroll period that begins after the date the QACA safe harbor Percentage which the Employer may elect. If a Participant notice (described in Section 3.05(H)(5)) is provided to the subject to the Automatic Deferral elected, before the Effective Employee, or (2) the first pay date that occurs at least 30 days Date of the Automatic Deferral, to defer an amount which is less after the QACA safe harbor notice is provided to the Employee. than the Automatic Deferral Percentage the Employer has elected in its Adoption Agreement, the Automatic Deferral (b) QACA Automatic Deferral Percentage. Except Percentage includes only the incremental percentage amount as provided in Section 3.02(B)(3)(c) (relating to uniformity necessary to increase the Participant's Elective Deferral to equal requirements), the Plan must apply to all Participants subject to the Automatic Deferral Percentage, including any scheduled the QACA as described in Section 3.02(B)(3)(a), a uniform increases thereto. See Section 3.02(B)(3)(b) as to the QACA Automatic Deferral Percentage, as a percentage of each required Automatic Deferral Percentage. Participant's Compensation, which does not exceed 10%, and which is at least the following minimum amount: (c) Compensation. Compensation for purposes of determining the amount of Automatic Deferrals by applying the Automatic Deferral Percentage means Compensation for purposes of allocating Elective Deferrals under the Plan. For © 2014 Great-West Trust Company, LLC or its suppliers 19

Defined Contribution Prototype Plan Plan Years beginning on or after January 1, 2010, Compensation (2) Definition of Catch-Up Deferral. A Catch-Up must be nondiscriminatory Compensation as described in Deferral is an Elective Deferral by a Catch-up Eligible Section 1.11(F); provided that the Employer in its Adoption Participant and which exceeds: (a) a Plan limit on Elective Agreement may not elect to limit NHCE Compensation to a Deferrals under Section 3.02(A); (b) the Annual Additions Limit specified dollar amount. under Section 4.05(B); (c) the Elective Deferral Limit under Section 4.10(A); or (d) the ADP Limit under Section 4.10(B). (d) Contrary Election. A Contrary Election is a Participant's election made after the ACA, EACA or QACA (3) Limit on Catch-Up Deferrals. A Participant's Effective Date not to defer any Compensation or to defer an Catch-Up Deferrals for a Taxable Year may not exceed the amount which is more or less than the Automatic Deferral lesser of: (a) 100% of the Participant's Compensation for the Percentage. Taxable Year when added to the Participant's other Elective Deferrals; or (b) the Catch-Up Deferral dollar limit in effect for (e) Contrary Election Effective Date. A the Taxable Year ($5,000 for 2006). Participant's Contrary Election generally is effective as of the first payroll period which follows the payroll period in which the (4) Adjustment after 2006. After the 2006 Taxable Year, Participant makes the Contrary Election. However, a Participant the Secretary of the Treasury will adjust the Catch-Up Deferral may make a Contrary Election which is effective: (i) for the first dollar limit in multiples of $500 under Code §414(v)(2)(C). payroll period in which he/she becomes a Participant if the Participant makes a Contrary Election within a reasonable (5) Treatment of Catch-Up Deferrals. Catch-Up period following the Participant's Entry Date and before the Deferrals are not: (a) subject to the Annual Additions Limit Compensation to which the Election applies becomes currently under Section 4.05(B); (b) subject to the Elective Deferral Limit available; or (ii) for the first payroll period following the under Section 4.10(A); (c) included in a Participant's ADR in Effective Date of the Automatic Deferral, if the Participant calculating the Plan's ADP under Section 4.10(B); or (d) taken makes a Contrary Election not later than the Effective Date of into account in determining the Highest Contribution Rate under the Automatic Deferral. Section 10.06(E). Catch-Up Deferrals are taken into account in determining the Plan's Top-Heavy Ratio under Section (C) Cash or Deferred Arrangement (CODA). The Employer 10.06(K). Otherwise, Catch-Up Deferrals are treated as other in its Adoption Agreement may elect to apply the CODA Elective Deferrals. provisions of this Section 3.02(C). Under a CODA, a Participant may elect to receive in cash his/her proportionate share of the (6) Universal availability. If the Employer permits Employer's cash or deferred contribution, in accordance with the Catch-Up Deferrals to its Plan, the right of all Catch-Up Eligible Employer's Adoption Agreement election. A Participant's Participants to make Catch-Up Deferrals must satisfy the proportionate share of the Employer's cash or deferred universal availability requirement of Treas. Reg. §1.414(v)-1(e). contribution is the percentage of the total cash or deferred If the Employer maintains more than one applicable plan within contribution which bears the same ratio that the Participant's the meaning of Treas. Reg. §1.414(v)-1(g)(1), and any of the Compensation for the Plan Year bears to the total Compensation applicable plans permit Catch-Up Deferrals, then any Catch-up of all Participants for the Plan Year. For purposes of Eligible Participant in any such plans must be permitted to have determining each Participant's proportionate share of the cash or the same effective opportunity to make the same dollar amount deferred contribution, a Participant's Compensation is his/her of Catch-Up Deferrals. Any Plan-imposed limit on total Elective Compensation for Nonelective Contribution allocations (unless Deferrals including Catch-Up Deferrals may not be less than the Employer elects otherwise in its Adoption Agreement) as 75% of a Participant's gross Compensation. determined under Section 1.11, excluding any effect the proportionate share may have on the Participant's Compensation (E) Roth Deferrals. The Employer in its 401(k) Plan Adoption for the Plan Year. The Plan Administrator will determine the Agreement may elect to permit Roth Deferrals. The Employer proportionate share prior to the Employer's actual contribution must also elect to permit Pre-Tax Deferrals if the Employer to the Trust, to provide the Participants with the opportunity to elects to permit Roth Deferrals. The Plan Administrator will file cash elections. The Employer will pay directly to the administer Roth Deferrals in accordance with this Section Participant the portion of his/her proportionate share the 3.02(E). Participant has elected to receive in cash. (1) Treatment of Roth Deferrals. The Plan (D) Catch-Up Deferrals. Unless the Employer otherwise elects Administrator will treat Roth Deferrals as Elective Deferrals for in its Adoption Agreement, the Plan permits Catch-Up Eligible all purposes of the Plan, except where the Plan indicates Participants to make Catch-Up Deferrals to the Plan under this otherwise. Section 3.02(D). (2) Separate accounting. The Plan Administrator will (1) Definition of Catch-Up Eligible Participant. A establish a Roth Deferral Account for each Participant who Catch-Up Eligible Participant is a Participant who is eligible to makes any Roth Deferrals and Earnings thereon in accordance make Elective Deferrals and who has attained at least age 50 or with Section 7.04(A)(1). The Plan Administrator will establish a who will attain age 50 before the end of the Taxable Year in Pre-Tax Account and Earnings thereon for each Participant who which he/she will make a Catch-Up Deferral. A Participant who makes any Pre-Tax Deferrals in accordance with Section dies or who incurs a Separation from Service before actually 7.04(A)(1). The Plan Administrator will credit only Roth attaining age 50 in such Taxable Year is a Catch-Up Eligible Deferrals and Earnings thereon (allocated on a reasonable and Participant. consistent basis) to a Participant's Roth Deferral Account. © 2014 Great-West Trust Company, LLC or its suppliers 20

Defined Contribution Prototype Plan (3) No re-classification. An Elective Deferral contributed formula and if the Participant satisfies the allocation conditions to the Plan either as a Pre-Tax Deferral or as a Roth Deferral for Fixed Matching Contributions, if any, the Employer elects in may not be re-classified as the other type of Elective Deferral; its Adoption Agreement. provided, however that a Pre-Tax Deferral may be converted to a Roth Deferral by means of an In-Plan Roth Rollover under (2) Discretionary Match. The Employer in its Adoption Section 3.08(E). Agreement may elect to make a Discretionary Matching Contribution to the Plan. (F) Elective Deferrals as Employer Contributions. Where the context requires under the Plan, Elective Deferrals are (a) Allocation. To the extent the Employer makes Employer Contributions except: (1) under Section 3.04 relating Discretionary Matching Contributions, the Plan Administrator to allocation of Employer Contributions; (2) under Section 3.06 will allocate the Discretionary Matching Contributions to the relating to allocation conditions; and (3) under Section 5.03 Account of each Participant entitled to the match under the relating to vesting. Employer's discretionary matching allocation formula and who satisfies the allocation conditions for Discretionary Matching (G) Automatic Escalation. The Employer in its Adoption Contributions, if any, the Employer elects in its Adoption Agreement will elect whether to apply the Automatic Escalation Agreement. The Employer under a Discretionary Matching provisions of this Section 3.02(G) to Salary Reduction Contribution retains discretion over the amount of its Matching Agreements. Such provisions shall apply to affirmative deferral Contributions, and, except as the Employer otherwise elects in elections and will not apply to participants for whom the its Adoption Agreement, the Employer also retains discretion Employer is withholding Automatic Deferrals under Section over the matching formula. See Section 1.35(B). 3.02(B). In its Adoption Agreement, the Employer will specify the Participants to whom automatic escalation applies, the (3) Roth Deferrals. Unless the Employer elects otherwise amount by which the Elective Deferrals will increase, and the in its Adoption Agreement, the Employer's Matching timing of the increase. Contributions apply in the same manner to Roth Deferrals as they apply to Pre-Tax Deferrals. 3.03 MATCHING CONTRIBUTIONS. If the Employer elects in its Adoption Agreement to provide for Matching (4) Contribution timing. Except as described in Section Contributions (or if Section 3.03(C)(2) applies), the Plan 3.05 regarding a Safe Harbor 401(k) Plan, the time period that Administrator will apply the provisions of this Section 3.03. the Employer elects for computing its Matching Contributions does not require that the Employer actually contribute the (A) Matching Formula: Type, Rate/Amount, Limitations Matching Contribution at any particular time. As to Matching and Time Period. Except as provided in Section 3.03(C)(2), the Contribution timing and the ACP test, see Section Employer in its Adoption Agreement must elect the type(s) of 4.10(C)(5)(e)(iii). Matching Contributions (Fixed or Discretionary Matching Contributions), and as applicable, the Matching Contribution (5) Participating Employers. If any Participating rate(s)/amount(s), the limit(s) on Elective Deferrals or Employee Employers contribute Matching Contributions to the Plan, the Contributions subject to match, the limit(s) on the amount of Employer in its Adoption Agreement must elect: (a) whether Matching Contributions, and the time period the Plan each Participating Employer will be subject to the same or Administrator will apply in the computation of any Matching different Matching Contribution formulas than the Signatory Contributions. If the Employer in its Adoption Agreement elects Employer; and (b) whether the Plan Administrator will allocate to apply any limit on Matching Contributions based on pay Matching Contributions only to Participants directly employed periods or on any other time period which is less than the Plan by the contributing Employer or to all Participants regardless of Year, the Plan Administrator will determine the limits in which Employer contributes or how much any Employer accordance with the time period specified and will not take into contributes. The allocation of Matching Contributions under this account any other Compensation or Elective Deferrals not Section 3.03(A)(5) also applies to the allocation of any forfeiture within the applicable time period, even in the case of a attributable to Matching Contributions and which the Plan Participant who becomes eligible for the match mid-Plan Year allocates to Participants. and regardless of the Employer's election as to Pre-Entry Compensation. If the Employer in its Adoption Agreement (B) Regular Matching Contributions. If the Employer in its elects to use "Participating Compensation" for Matching Adoption Agreement elects to make Matching Contributions, Contributions, the Plan Administrator will take Elective such contributions are Regular Matching Contributions unless: Deferrals into account in computing Matching Contributions (i) the Employer in its Adoption Agreement elects to treat some only if the Elective Deferrals were made after the Participant or all Matching Contributions as a Plan-Designated QMAC became eligible for the match. An Employee becomes "eligible under Section 3.03(C)(1); or (ii) the Employer makes an for the match" when the Employee becomes a Participant in the Operational QMAC under Section 3.03(C)(2). Matching Contribution portion of the plan. (1) Separate Account. The Plan Administrator will (1) Fixed Match. The Employer in its Adoption establish a separate Regular Matching Contribution Account for Agreement may elect to make a Fixed Matching Contribution to each Participant who receives an allocation of Regular Matching the Plan under one or more formulas. Contributions in accordance with Section 7.04(A)(1). (a) Allocation. The Employer may contribute on a (C) QMAC. The provisions of this Section 3.03(C) apply to Participant's behalf under a Fixed Matching Contribution QMAC contributions. formula only to the extent that the Participant makes Elective Deferrals or Employee Contributions which are subject to the © 2014 Great-West Trust Company, LLC or its suppliers 21

Defined Contribution Prototype Plan (1) Plan-Designated QMAC. The Employer in its 401(k) Plan Adoption Agreement will elect whether or not to treat some 3.04 NONELECTIVE/EMPLOYER CONTRIBUTIONS. or all Matching Contributions as a QMAC ("Plan-Designated If the Employer elects to provide for Nonelective Contributions QMAC"). If the Employer elects any Plan-Designated QMAC, to a Profit Sharing Plan or 401(k) Plan (or if Section 3.04(C)(2) the Employer in its Adoption Agreement will elect whether to applies), or the Plan is a Money Purchase Pension Plan, the Plan allocate the QMAC to all Participants or only to NHCE Administrator will apply the provisions of this Section 3.04. Participants. The Plan Administrator will allocate a Plan-Designated QMAC only to those Participants who have (A) Amount and Type. The Employer in its Adoption satisfied eligibility conditions under Article II to receive Agreement must elect the type and amount of Nonelective Matching Contributions (or if applicable, to receive QMACs) Contributions or other Employer Contributions. and who have satisfied any allocation conditions under Section 3.06 the Employer has elected in the Adoption Agreement as (1) Discretionary Nonelective Contribution. The applicable to QMACs. Employer in its Adoption Agreement may elect to make Discretionary Nonelective Contributions. (2) Operational QMAC. The Employer, to facilitate the Plan Administrator's correction of test failures under Section (2) Fixed Nonelective or other Employer 4.10, (or to lessen the degree of such failures), but only if the Contributions. The Employer in its Adoption Agreement may Plan is using Current Year Testing, also may make elect to make Fixed Nonelective Contributions or Money Discretionary Matching Contributions as QMACs to the Plan Purchase Pension Plan Contributions. The Employer must ("Operational QMAC"), irrespective of whether the Employer in specify the time period to which any fixed contribution formula its Adoption Agreement has elected to provide for any Matching will apply (which is deemed to be the Plan Year if the Employer Contributions or Plan-Designated QMACs. The Plan does not so specify) and must elect the allocation method which Administrator, in its discretion, will allocate the Operational may be the same as the contribution formula or may be a QMAC, but will limit the allocation of any Operational QMAC different allocation method under Section 3.04(B). only to some or all NHCEs who are ADP Participants or ACP Participants under Sections 4.11(A) and (B). The Plan (a) Cash value of unused paid time off. The Administrator may allocate an Operational QMAC to any such Employer in its Adoption Agreement may elect to make a Fixed NHCE Participants who are eligible to make (and who actually Nonelective Contribution on behalf of each Participant who make) Elective Deferrals or Employee Contributions even if participates in the Employer's Paid Time Off Plan. Under this such Participants have not satisfied any eligibility conditions provision, provided such amounts are Compensation for under Article II applicable to Matching Contributions (including purposes of Nonelective Contributions (including QMACs) or have not satisfied any allocation conditions under Post-Severance Compensation as applicable), the Employer will Section 3.06 applicable to Matching Contributions (or to make a Nonelective Contribution in an amount equal to the cash QMACs). Where the Plan Administrator disaggregates the Plan equivalent of each Participant's unused paid time off, as the for coverage and for nondiscrimination testing under the Employer determines such amount, at the end of the Plan Year "otherwise excludible employees" rule described in Section or other period determined by the Employer on a uniform and 4.06(C), the Plan Administrator also may limit the QMAC nondiscriminatory basis. The contributions described in this allocation to those NHCEs in any disaggregated plan which Section 3.04(A)(2)(a) are Fixed Nonelective Contributions for actually is subject to ADP and ACP testing (because there are all purposes under the Plan, including the allocation conditions HCEs in that disaggregated plan). described in Section 3.06(B) and (C), and the Vesting provisions described in Section 5.03. (3) Separate Account. The Plan Administrator will establish a separate QMAC Account for each Participant who (3) Prevailing Wage Contribution. The Employer in its receives an allocation of QMACs in accordance with Section Nonstandardized Plan or Volume Submitter Plan may elect to 7.04(A)(1). make fixed Employer Contributions pursuant to a Prevailing Wage Contract. In such event, the Employer's Prevailing Wage (D) Matching Catch-Up Deferrals. The Employer in its Contributions will be made in accordance with the Prevailing 401(k) Plan Adoption Agreement must elect whether or not to Wage Contract, based on hourly rate, employment category, match any Catch-Up Deferrals if the Plan permits Catch-Up employment classification and such other factors as such Deferrals. The Employer's election to match Catch-Up Deferrals contract specifies. The Employer in its Adoption Agreement will apply to all Matching Contributions or will specify the must elect whether to offset the Employer Contributions (which Fixed Matching Contributions or Discretionary Matching are not Prevailing Wage Contributions) to this Plan or to another Contributions which apply to the Catch-Up Deferrals. Employer plan, by the amount of the Participant's Prevailing Regardless of the Employer's Adoption Agreement election, in a Wage Contributions. To offset any Employer Contribution, the Safe Harbor 401(k) Plan, the Plan will apply the Basic Matching Prevailing Wage Contribution must comply with any Contribution or Enhanced Matching Contribution to Catch-Up distribution restriction under Section 6.01(C)(4) otherwise Deferrals and if the Plan will satisfy the ACP test safe harbor applicable to the Employer Contribution being offset and the under Section 3.05(G), the Employer will apply any Additional Plan Administrator must account for the Prevailing Wage Matching Contribution to Catch-Up Deferrals. Contribution accordingly. See Section 5.03(E) regarding vesting of Prevailing Wage Contributions. (E) Targeting Limitations. Matching Contributions, for nondiscrimination testing purposes, are subject to the targeting (4) Participating Employers. If any Participating limitations in Section 4.10(D). The Employer will not make an Employers contribute Nonelective Contributions or other Operational QMAC in an amount which exceeds the targeting Employer Contributions to the Plan, the Employer in its limitations. Adoption Agreement must elect: (a) whether each Participating © 2014 Great-West Trust Company, LLC or its suppliers 22

Defined Contribution Prototype Plan Employer will be subject to the same or different Nonelective/Employer Contribution formulas under Section (b) Four-tiered. 3.04(A) and allocation methods under Section 3.04(B) than the Signatory Employer; and (b) whether, under Section 3.04(B), (i) Tier one. Under the first tier, the Plan the Plan Administrator will allocate Nonelective/Employer Administrator will allocate the Employer Contributions for a Contributions only to Participants directly employed by the Plan Year in the same ratio that each Participant's Compensation contributing Employer or to all Participants regardless of which for the Plan Year bears to the total Compensation of all Employer contributes or how much any Employer contributes. Participants for the Plan Year, but not exceeding 3% of each The allocation of Nonelective/Employer Contributions under Participant's Compensation. Solely for purposes of this first tier this Section 3.04(A)(4) also applies to the allocation of any allocation, a "Participant" means, in addition to any Participant forfeiture attributable to Nonelective/Employer Contributions who satisfies the allocation conditions of Section 3.06 for the and which the Plan allocates to Participants. Plan Year, any other Participant entitled to a Top-Heavy Minimum Allocation. (B) Method of Allocation. The Employer in its Adoption Agreement must specify the method of allocating Nonelective (ii) Tier two. Under the second tier, the Plan Contributions or other Employer Contributions to the Trust. The Administrator will allocate the Employer Contributions for a Plan Administrator will apply this Section 3.04(B) by including Plan Year in the same ratio that each Participant's Excess in the allocation only those Participants who have satisfied the Compensation (as the Employer defines that term in its Plan's allocation conditions under Section 3.06, if any, Adoption Agreement) for the Plan Year bears to the total Excess applicable to the contribution. The Plan Administrator, in Compensation of all Participants for the Plan Year, but not allocating a contribution under any allocation formula which is exceeding 3% of each Participant's Excess Compensation. based in whole or in part on Compensation, will take into account Compensation under Section 1.11 as the Employer (iii) Tier three. Under the third tier, the Plan elects in its Adoption Agreement and only will take into account Administrator will allocate the Employer Contributions for a the Compensation of the Participants entitled to an allocation. In Plan Year in the same ratio that each Participant's Compensation addition, if the Employer has elected in its Adoption Agreement plus Excess Compensation for the Plan Year bears to the total to define allocation Compensation over a time period which is Compensation plus Excess Compensation of all Participants for less than a full Plan Year, the Plan Administrator will apply the the Plan Year. The allocation under this third tier, as a allocation methods in this Section 3.04(B) based on Participant percentage of each Participant's Compensation plus Excess Compensation within the relevant time period. Compensation, must not exceed the applicable percentage (2.7%, 2.4%, or 1.3%) listed under Section 3.04(B)(2)(c). (1) Pro rata allocation formula. The Employer in its Adoption Agreement may elect a pro rata allocation formula. (iv) Tier four. Under the fourth tier, the Plan Under a pro rata allocation formula, the Plan Administrator will Administrator will allocate any remaining Employer allocate the Employer Contributions for a Plan Year in the same Contributions for a Plan Year in the same ratio that each ratio that each Participant's Compensation for the Plan Year (or Participant's Compensation for the Plan Year bears to the total other applicable period) bears to the total Compensation of all Compensation of all Participants for the Plan Year. Participants for the Plan Year (or other applicable period). (c) Maximum disparity table. For purposes of the (2) Permitted disparity allocation formula. The permitted disparity allocation formulas under this Section Employer in its Adoption Agreement may elect a two-tiered or a 3.04(B)(2), the applicable percentage is: four-tiered permitted disparity formula, providing allocations described in (a) or (b) below, respectively. The Employer also Integration level % Applicable % for Applicable % for may elect a two-tiered permitted disparity formula which of taxable wage base 2-tiered formula for 4-tiered formula changes to four-tiered in any Plan Year in which the Plan is top-heavy. 100% 5.7% 2.7% (a) Two-tiered. More than 80% but less than 100% 5.4% 2.4% (i) Tier one. Under the first tier, the Plan Administrator will allocate the Employer Contributions for a More than 20% Plan Year in the same ratio that each Participant's Compensation (but not less than plus Excess Compensation (as the Employer defines that term in $10,001) and not its Adoption Agreement) for the Plan Year bears to the total more than 80% 4.3% 1.3% Compensation plus Excess Compensation of all Participants for the Plan Year. The allocation under this first tier, as a percentage 20% (or $10,000, if of each Participant's Compensation plus Excess Compensation, greater) or less 5.7% 2.7% must not exceed the applicable percentage (5.7%, 5.4%, or 4.3%) listed under Section 3.04(B)(2)(c). For this purpose, the Taxable Wage Base is the contribution and benefit base under Section 230 of the Social Security Act in (ii) Tier two. Under the second tier, the Plan effect at the beginning of the Plan Year. The integration level is Administrator will allocate any remaining Employer the uniform amount specified in the Employer's Adoption Contributions for a Plan Year in the same ratio that each Agreement. Participant's Compensation for the Plan Year bears to the total Compensation of all Participants for the Plan Year. (d) Overall permitted disparity limits. © 2014 Great-West Trust Company, LLC or its suppliers 23

Defined Contribution Prototype Plan Contribution for the Plan Year within each classification as the (i) Annual overall permitted disparity limit. Employer elects in its Adoption Agreement which may be: (i) in Notwithstanding Sections 3.04(B)(2)(a) and (b), for any Plan the same ratio that each Participant's Compensation for the Plan Year the Plan benefits any Participant who benefits under Year bears to the total Plan Year Compensation for all another qualified plan or under a simplified employee pension Participants within the same classification (pro rata); or (ii) the plan (as defined in Code §408(k)) maintained by the Employer same dollar amount to each Participant within a classification. that provides for permitted disparity (or imputes disparity), the Plan Administrator will allocate Employer Contributions to the (c) Shifting classifications within the Plan Year. If Account of each Participant in the same ratio that each a Participant during a Plan Year shifts from one classification to Participant's Compensation bears to the total Compensation of another, the Plan Administrator will apportion the Participant's all Participants for the Plan Year. allocation for each classification pro rata based on the Participant's Compensation for the part of the Plan Year the (ii) Cumulative permitted disparity limit. Participant was a member of the classification, unless the Effective for Plan Years beginning after December 31, 1994, the Employer in Appendix B: (i) specifies apportionment based on cumulative permitted disparity limit for a Participant is 35 total the number of months or days a Participant spends in a cumulative permitted disparity years. "Total cumulative classification; or (ii) elects that the Employer in a permitted disparity years" means the number of years credited to nondiscriminatory manner will direct the Plan Administrator as the Participant for allocation or accrual purposes under the Plan, to which classification the Participant will participate in during any other qualified plan or simplified employee pension plan that entire Plan Year. (whether or not terminated) ever maintained by the Employer. For purposes of determining the Participant's cumulative (4) Super-integrated allocation formula. The Employer permitted disparity limit, the Plan Administrator will treat all in its Volume Submitter Plan may elect a super-integrated years ending in the same calendar year as the same year. If the allocation formula. The Plan Administrator will allocate the Participant has not benefited under a Defined Benefit Plan or Employer Contribution for the Plan Year in accordance with the under a target benefit plan of the Employer for any year tiers of priority that the Employer elects in its Adoption beginning after December 31, 1993, the Participant does not Agreement. The Plan Administrator will not allocate to the tier have a cumulative permitted disparity limit. with the next lower priority until the Employer has contributed an amount sufficient to maximize the allocation under the For purposes of this Section 3.04(B)(2)(d), a immediately preceding tier. Participant "benefits" under a plan for any Plan Year during which the Participant receives, or is deemed to receive, a (5) Age-based allocation formula. The Employer in its contribution allocation in accordance with Treas. Reg. Nonstandardized Plan or Volume Submitter Plan may elect an §1.410(b)-3(a). age-based allocation formula. The Plan Administrator will allocate the Employer Contribution for the Plan Year in the (e) Pro-ration of integration level. In the event that same ratio that each Participant's Benefit Factor for the Plan the Plan Year is less than 12 months and the Plan Administrator Year bears to the sum of the Benefit Factors of all Participants will allocate the Employer Contribution based on Compensation for the Plan Year. As such, the total employer contribution will for the short Plan Year, the Plan Administrator will pro rate the be allocated to each Participant sharing in the allocation such integration level based on the number of months in the short that the equivalent benefit accrual rate for each such Participant Plan Year. The Plan Administrator will not pro rate the is identical. integration level in the case of: (i) a Participant who participates in the Plan for less than the entire 12 month Plan Year and (a) Definition of Benefit Factor. A Participant's whose allocation is based on Participating Compensation; (ii) a Benefit Factor is his/her Compensation for the Plan Year new Plan established mid-Plan Year, but with an Effective Date multiplied by the Participant's Actuarial Factor. which is as of the beginning of the Plan Year; or (iii) a terminating Plan which bases allocations on Compensation (b) Definition of Actuarial Factor. A Participant's through the effective date of the termination, but where the Plan Actuarial Factor is the factor that the Plan Administrator Year continues for the balance of the full 12 month Plan Year. establishes based on the interest rate and mortality table the Employer elects in its Adoption Agreement. If the Employer (3) Classifications allocation formula. The Employer in elects to use the UP-1984 table, a Participant's Actuarial Factor its Nonstandardized Plan or Volume Submitter Plan may elect to is the factor in Table I of Appendix D to the Adoption specify classifications of Participants to whom the Plan Agreement or is the product of the factors in Tables I and II of Administrator will allocate any Employer Contribution. Appendix D to the Adoption Agreement if the Plan's Normal Retirement Age is not age 65. If the Employer in its Adoption (a) Classifications. The Employer may elect to Agreement elects to use a table other than the UP-1984 table, the specify any number of classifications and a classification may Plan Administrator will determine a Participant's Actuarial consist of any number of Participants. The Employer also may Factor in accordance with the designated table (which the elect to put each Participant in his/her own classification. Employer will attach to the Adoption Agreement as a substituted Appendix D) and the Adoption Agreement elected interest rate. (b) Allocation of contribution within classifications. The Plan Administrator will apportion the (6) Uniform points allocation formula. The Employer in Employer Contribution for a Plan Year to the classifications as its Nonstandardized Plan or Volume Submitter Plan may elect a the Employer designates in writing at the time that the Employer uniform points allocation formula. The Plan Administrator will makes the contribution. If there is more than one Participant in a allocate any Employer Contribution for a Plan Year in the same classification, the Plan Administrator will allocate the Employer ratio that each Participant's points bear to the total points of all © 2014 Great-West Trust Company, LLC or its suppliers 24

Defined Contribution Prototype Plan Participants for the Plan Year. The Plan Administrator conditions under Article II applicable to Nonelective determines a Participant's points in accordance with the Contributions (including QNECs) or have not satisfied any Employer's Adoption Agreement elections under which the allocation conditions under Section 3.06 applicable to Employer will elect to define points based on Years of Service, Nonelective Contributions (or to QNECs). Where the Plan Compensation and/or age. Administrator disaggregates the Plan for coverage and for nondiscrimination testing under the "otherwise excludible (7) Incorporation of fixed or Prevailing Wage employees" rule described in Section 4.06(C), the Plan Contribution formula. The Employer in its Adoption Administrator also may limit the QNEC allocation to those Agreement may elect to allocate Employer Contributions in NHCEs in any disaggregated "plan" which actually is subject to accordance with the Plan's fixed Employer Contribution ADP and ACP testing (because there are HCEs in that formula. In such event, the Plan Administrator will allocate the disaggregated plan), The Employer may designate all or any part Employer Contributions for a Plan Year in accordance with the of its Prevailing Wage Contribution as a QNEC, provided that Fixed Nonelective or other Employer Contribution formula or in the Prevailing Wage Contribution qualifies as a QNEC. accordance with the Prevailing Wage Contribution formula the Employer has elected under Sections 3.04(A)(2) or (3). (3) Reverse QNEC allocation. Under the reverse QNEC allocation method, the Plan Administrator (subject to Section (8) Money Purchase allocation formula. The Plan 3.06 if applicable), will allocate a QNEC first to the NHCE Administrator will allocate the Employer Contributions for a Participant(s) with the lowest Compensation for the Plan Year in Plan Year to its Money Purchase Pension Plan as provided in the an amount not exceeding the Annual Additions Limit for each Employer's Adoption Agreement. Participant, with any remaining amounts allocated to the next highest paid NHCE Participant(s) not exceeding his/her Annual (C) QNEC. The provisions of this Section 3.04(C) apply to Additions Limit and continuing in this manner until the Plan QNEC contributions. Administrator has fully allocated the QNEC. (1) Plan-Designated QNEC. The Employer in its 401(k) (4) Separate Account. The Plan Administrator will Plan Adoption Agreement will elect whether or not to treat some establish a separate QNEC Account for each Participant who or all Nonelective Contributions as a QNEC ("Plan-Designated receives an allocation of QNECs in accordance with Section QNEC"). If the Employer elects any Plan-Designated QNECs, 7.04(A)(1). the Employer in its Adoption Agreement will elect whether to allocate a Plan-Designated QNEC to all Participants or only to (5) Anti-conditioning and targeting. The Employer in NHCE Participants and the Employer in its Adoption Agreement its Adoption Agreement and the Plan Administrator in operation also must elect a QNEC allocation method as follows: (a) pro may not condition the allocation of any QNEC under this rata in relation to Compensation; (b) in the same dollar amount Section 3.04(C), on whether a Participant has made Elective without regard to Compensation (flat dollar); (c) under the Deferrals. The nondiscrimination testing of QNECs also is reverse allocation method; or (d) under any other method subject subject to the targeting limitations of Section 4.10(D). The to the testing limitations of Section 3.04(C)(5). The Plan Employer will not make an Operational QNEC in an amount Administrator will allocate a QNEC under this Section which exceeds the targeting limitations. 3.04(C)(1) only to those Participants who have satisfied eligibility conditions under Article II to receive Nonelective (6) Standardized Plan limitation. The Employer in its Contributions (or if applicable, to QNECs) and who have Standardized Plan may not elect a reverse QNEC allocation satisfied any allocation conditions under Section 3.06 the method or any similar QNEC allocation method even if such Employer has elected in the Adoption Agreement as applicable allocation would comply with Section 3.04(C)(5). to QNECs. (D) Qualified Replacement Plan. The Employer may establish (2) Operational QNEC. The Employer, to facilitate the or maintain this Plan as a qualified replacement plan as Plan Administrator's correction of test failures under Section described in Code §4980 under which the Plan may receive a 4.10, (or to lessen the degree of such failures), but only if the Transfer from a terminating qualified plan the Employer also Plan is using Current Year Testing, also may make maintains. The Plan Administrator will credit the transferred Discretionary Nonelective Contributions as QNECs to the Plan amounts to a suspense account under the Plan and thereafter the ("Operational QNEC"), irrespective of whether the Employer in Plan Administrator will allocate the transferred amounts under its Adoption Agreement has elected to provide for any this Section 3.04(D) in the same manner as the Plan Nonelective Contributions or Plan-Designated QNECs. The Plan Administrator allocates Employer Nonelective Contributions. Administrator, in its discretion, will allocate the Operational QNEC, but will limit the allocation of any Operational QNEC 3.05 SAFE HARBOR 401(k) CONTRIBUTIONS. The only to some or all NHCE Participants who are ADP Employer in its 401(k) Plan Adoption Agreement may elect to Participants or ACP Participants under Sections 4.11(A) and apply to its Plan the safe harbor provisions of this Section 3.05. (B). The Plan Administrator operationally must elect whether to allocate an Operational QNEC to NHCE ADP Participants: (a) (A) Prior Election and Notice/12 Month Plan Year. Except pro rata in relation to Compensation; (b) in the same dollar as otherwise provided in this Plan an Employer: (i) prior to amount without regard to Compensation (flat dollar); (c) under beginning of the Plan Year to which the safe harbor provisions the reverse allocation method; or (d) under any other method; apply, must elect the safe harbor plan provisions of this Section provided, that any QNEC allocation is subject to the limitations 3.05; (ii) prior to the beginning of the Plan Year to which the of Section 3.04(C)(5). The Plan Administrator may allocate an safe harbor provisions apply, must satisfy the applicable notice Operational QNEC to any NHCE ADP or ACP Participants requirements; and (iii) must apply the safe harbor provisions for even if such Participants have not satisfied any eligibility the entire 12 month safe harbor Plan Year. © 2014 Great-West Trust Company, LLC or its suppliers 25

Defined Contribution Prototype Plan 4.05(B) or the maximum Deferral Limit in Section 4.10(A). If (1) Short Plan Year. An Employer's Plan may be a Safe the Plan permits Roth Deferrals in addition to Pre-Tax Deferrals, Harbor 401(k) Plan in a short Plan Year: (a) as provided in Elective Deferrals for purposes of Section 3.05 includes both Sections 3.05(I)(3) or (5), relating to the initial safe harbor Plan Roth Deferrals and Pre-Tax Deferrals. Year; (b) if the Employer creates a short Plan Year by changing its Plan Year, provided that the Employer maintains the Plan as (D) "Early" Elective Deferrals/Delay of Safe Harbor a Safe Harbor 401(k) Plan in the Plan Years both before and Contribution. If the Employer in its Adoption Agreement elects after the short Plan Year as described in Treas. Reg. any age and service eligibility requirements for Elective §1.401(k)-3(e)(3); or (c) if the short Plan Year is the result of the Deferrals that are less than age 21 and one Year of Service (with Employer's termination of the Plan under Section 3.05(I)(6). one Year of Service being defined as completion of 1,000 Hours of Service during the relevant Eligibility Computation Period), (B) Effect/Remaining Terms/Testing Status. The provisions the Employer in its Adoption Agreement may elect to apply the of this Section 3.05 apply to an electing Employer OEE rule described in Section 4.06(C) to the Safe Harbor notwithstanding any contrary provision of the Plan and all other Contributions. If the Employer so elects, then (1) Only those remaining Plan terms continue to apply to the Employer's Safe Participants who are Includible Employees will receive the Safe Harbor 401(k) Plan. An Employer which elects and Harbor Contributions; (2) the disaggregated plan which covers operationally satisfies the safe harbor provisions of this Section the Includible Employees is a Safe Harbor 401(k) Plan under 3.05 is not subject to the nondiscrimination provisions of this Section 3.05; (3) the Plan Administrator will perform the Section 4.10(B) (ADP test). An electing Employer which ADP (and ACP) tests as necessary for the disaggregated plan provides for an Enhanced Matching Contribution under Section which covers the Otherwise Excludible Employees, as provided 3.05(E)(6) or for Additional Matching Contributions under in Section 4.06(B)(1). If the Employer in its Adoption Section 3.05(F) is subject to the nondiscrimination provisions of Agreement has elected "Participating Compensation" for Section 4.10(C) (ACP test), unless the Employer elects in its allocating Nonelective Contributions or Matching Contributions Adoption Agreement to apply the ACP test safe harbor (as applicable), the Plan Administrator, in allocating the Safe described in Section 3.05(G). If the Plan is a Safe Harbor 401(k) Harbor Contribution for the Plan Year in which a Participant Plan, for purposes of testing in future (non-safe harbor) Plan crosses over to the Includible Employees group, will count Years, the Plan in the safe harbor Plan Year is deemed to be Compensation and Elective Deferrals only on and following the using Current Year Testing as to the ADP test and is deemed to Cross-Over Date. See Section 4.06(C) for the definitions of be using Current Year Testing for the ACP test if the Plan in the "OEE rule," "Includible Employees," "Otherwise Excludible safe harbor Plan Year satisfies the ACP test safe harbor. If a Employees," and "Cross-Over Date." Nothing in this Section Safe Harbor 401(k) Plan is subject to Sections 3.05(I)(1) or (2), 3.05(D) affects the obligation of the Employer under Article X the Plan in such Plan Year is deemed to be using Current Year in the event that the Plan is top-heavy, to provide a Top-Heavy Testing for both the ADP and ACP tests. Minimum Allocation for Non-Key Employee Participants. Under this Section 3.05(D), eligibility for Additional Matching (C) Compensation for Allocation. In allocating Safe Harbor Contributions and for Nonelective Contributions which are not Contributions and Additional Matching Contributions that Safe Harbor Nonelective Contributions is controlled by the satisfy the ACP test safe harbor under Section 3.05(G) and for Employer's Adoption Agreement elections and is not necessarily Elective Deferral allocation under this Section 3.05, the limited to age 21 and one Year of Service as is the case for Safe following provisions apply: Harbor Contributions. However, as to ACP test safe harbor treatment for Additional Matching Contributions, see Section (1) Safe Harbor and Additional Matching allocation. 3.05(F)(2). For purposes of allocating the Employer's Safe Harbor Contributions and ACP test safe harbor Additional Matching (E) Safe Harbor Contributions/ADP Test Safe Harbor. An Contributions, if any, Compensation is limited as described in Employer which elects under this Section 3.05(E) to apply the Section 1.11(E) and Employer must elect under its Adoption safe harbor provisions, must satisfy the ADP test safe harbor Agreement a nondiscriminatory definition of Compensation as contribution requirement under either Code §401(k)(12) or Code described in Section 1.11(F). The Employer in its Adoption §401(k)(13) by making a Safe Harbor Contribution to the Plan. Agreement may not elect to limit NHCE Compensation to a Except as otherwise provided in this Section 3.05, the Employer specified dollar amount, except as required under Section must make its Safe Harbor Contributions (and any Additional 1.11(E). Matching Contributions which will satisfy the ACP test safe harbor), no later than twelve months after the end of the Plan (2) Deferral allocation. An Employer in its Adoption Year to which such contributions are allocated. If the Employer Agreement may elect to limit the type of Compensation from satisfies this Section 3.05(E) and the remaining applicable which a Participant may make an Elective Deferral to any provisions of Section 3.05, Elective Deferrals are not subject to reasonable definition. The Employer in its Adoption Agreement nondiscrimination testing under Section 4.10(B) (ADP test). The also may elect to limit the amount of a Participant's Elective Employer in its Adoption Agreement may elect to apply Deferrals to a whole percentage of Compensation or to a whole forfeitures toward satisfaction of the Employer's required Safe dollar amount, provided each Eligible NHCE Participant may Harbor Contribution. make Elective Deferrals in an amount sufficient to receive the maximum Matching Contribution, if any, available under the (1) Definition of Safe Harbor Contribution. A Safe Plan and may defer any lesser amount. However, a Participant Harbor Contribution is a Safe Harbor Nonelective Contribution may not make Elective Deferrals in the event that the Participant or a Safe Harbor Matching Contribution as the Employer elects is suspended from doing so under Section 6.07(A)(2), relating to in its Adoption Agreement and includes a QACA Safe Harbor hardship distributions or to the extent that the allocation would Contribution. exceed a Participant's Annual Additions Limit in Section © 2014 Great-West Trust Company, LLC or its suppliers 26

Defined Contribution Prototype Plan (2) Definition of Safe Harbor Nonelective to contribute by the foregoing deadline, the Employer will Contribution. A Safe Harbor Nonelective Contribution is a correct the operational failure by contributing the Safe Harbor Fixed Nonelective Contribution in an amount the Employer Matching Contribution as soon as is possible and also will elects in its Adoption Agreement, which must equal at least 3% contribute Earnings on the Contribution. See Section 7.08. If the of each Participant's Compensation unless the Employer elects time period for computing the Safe Harbor Matching to limit Safe Harbor Nonelective Contributions to NHCEs under Contribution is the Plan Year, the Employer must contribute the Section 3.05(E)(9) or unless Section 3.05(D) applies. A Safe Safe Harbor Matching Contribution to the Plan no later than Harbor Nonelective Contribution is a QNEC, except that the twelve months after the end of the Plan Year to which the Safe Employer in its Adoption Agreement may elect to apply a Harbor Contribution is allocated. QACA vesting schedule to a Safe Harbor Nonelective Contribution the Employer makes to a QACA. (8) No allocation conditions. The Plan Administrator must allocate the Employer's Safe Harbor Contribution without (3) Definition of Safe Harbor Matching Contribution. regard to the Section 3.06 allocation conditions, if any, the A Safe Harbor Matching Contribution is a Basic Matching Employer has elected as to non-Safe Harbor Contributions. Contribution, a QACA Basic Matching Contribution, or an Enhanced Matching Contribution. Under a Safe Harbor (9) NHCEs must receive allocation; further election of Matching Contribution an HCE may not receive a greater rate of allocation group. Subject to Section 3.05(D), the Plan match at any level of Elective Deferrals than any NHCE. A Safe Administrator must allocate the Safe Harbor Contribution to Harbor Matching Contribution is a QMAC, except that the NHCE Participants, which for purposes of Section 3.05 means Employer in its Adoption Agreement may elect to apply a NHCEs who are eligible to make Elective Deferrals. The QACA vesting schedule to a QACA Basic Matching Employer in its Adoption Agreement, must elect whether to Contribution or to an Enhanced Matching Contribution the allocate Safe Harbor Contributions: (a) to all Participants; (b) Employer makes to a QACA. only to NHCE Participants; or (c) to NHCE Participants and to designated HCE Participants. The Employer in its Adoption (4) Definition of Basic Matching Contribution. A Basic Agreement also may elect to exclude Collective Bargaining Matching Contribution is a Fixed Matching Contribution equal Employees from the allocation of Safe Harbor Contributions. to 100% of a Participant's Elective Deferrals which do not exceed 3% of Compensation, plus 50% of Elective Deferrals (10) 100% vesting/distribution restrictions. A which exceed 3%, but do not exceed 5% of Compensation. Participant's Account Balance attributable to Safe Harbor Contributions: (a) at all times is 100% Vested, unless the (5) Definition of QACA Basic Matching Contribution. Employer maintains a QACA and elects in its Adoption A QACA Basic Matching Contribution is a Fixed Matching Agreement to apply a QACA vesting schedule; and (b) is subject Contribution equal to 100% of a Participant's Elective Deferrals to the distribution restrictions described in Section which do not exceed 1% of Compensation, plus 50% of Elective 6.01(C)(4)(b). Deferrals which exceed 1%, but do not exceed 6% of Compensation. (11) Possible application of ACP test. If the Plan's sole Matching Contribution is a Basic Matching Contribution or a (6) Definition of Enhanced Matching Contribution. An QACA Basic Matching Contribution, the Basic Matching Enhanced Matching Contribution is a Fixed Matching Contribution or QACA Basic Matching Contribution is not Contribution made in accordance with any formula the subject to nondiscrimination testing under Section 4.10(C) (ACP Employer elects in its Adoption Agreement under which: (a) at test). The Employer in its Adoption Agreement must elect any rate of Elective Deferrals, a Participant receives a Matching whether to satisfy the ACP test safe harbor amount limitations Contribution which is at least equal to the match the Participant under Section 3.05(G) with respect to the Employer's Enhanced would receive under the Basic Matching Contribution formula Matching Contributions or to test its Enhanced Matching or under the QACA Basic Matching Contribution formula, as Contributions under Section 4.10(C) (ACP test). The Employer applicable; and (b) the rate of match does not increase as the rate in its Adoption Agreement may elect to test Enhanced Matching of Elective Deferrals increases. Contributions using Current Year Testing or Prior Year Testing. (7) Time period for computing/contributing Safe (12) Application to other allocations/testing. Except as Harbor Matching Contribution. the Employer otherwise elects in Appendix B and as described below as to permitted disparity, any Safe Harbor Nonelective (a) Computation. The Employer in its Adoption Contributions will be applied toward (offset) any other Agreement must elect the applicable time period for computing allocation to a Participant of a non-Safe Harbor Nonelective the Employer's Safe Harbor Matching Contributions. If the Contribution. An Employer electing to apply the general Employer fails to so elect, the Employer is deemed to have nondiscrimination test under Section 4.06(C), may include Safe elected to compute its Safe Harbor Matching Contribution based Harbor Nonelective Contributions in applying the general test. on the Plan Year. An Employer which has elected in its Adoption Agreement to apply permitted disparity in allocating the Employer's (b) Contribution deadline. If the Employer elects to Nonelective Contributions made in addition to Safe Harbor compute its Safe Harbor Matching Contribution based on a time Nonelective Contributions may not include within the permitted period which is less than the Plan Year, the Employer must disparity formula allocation any of the Employer's Safe Harbor contribute the Safe Harbor Matching Contributions to the Plan Nonelective Contributions. no later than the end of the Plan Year quarter which follows the quarter in which the Elective Deferral that gave rise to the Safe (13) Contribution to another plan. An Employer in its Harbor Matching Contribution was made. If the Employer fails Adoption Agreement may elect to make the Safe Harbor © 2014 Great-West Trust Company, LLC or its suppliers 27

Defined Contribution Prototype Plan Contribution to another Defined Contribution Plan the Employer (4) Time period for computing/contributing maintains provided: (a) this Plan and the other plan have the Additional Matching Contributions. same Plan Years; (b) each Participant eligible for Safe Harbor Contributions under this Plan is eligible to participate in the (a) Computation. The Employer in its Adoption other plan; and (c) the other plan provides that 100% vesting and Agreement must elect the applicable time period for computing the distribution restrictions under Section 6.01(C)(4)(b) apply to the Employer's Additional Matching Contributions. If the the Safe Harbor Contribution Account maintained within the Employer fails to so elect, the Employer is deemed to have other plan. An Employer cannot apply any Safe Harbor elected to compute its Additional Matching Contribution based Contributions to satisfy the 401(k) safe harbor requirements in on the Plan Year. more than one plan. (b) Contribution deadline. This Section (F) Additional Matching Contributions. The Employer in its 3.05(F)(4)(b) applies if the Employer in its Adoption Agreement Adoption Agreement may elect to make Additional Matching elects to apply the ACP test safe harbor under Section 3.05(G) to Contributions to its safe harbor Plan under this Section 3.05(F). its Additional Matching Contributions. If the Employer elects to compute its Additional Matching Contribution based on a time (1) Definition of Additional Matching Contributions. period which is less than the Plan Year, the Employer must Additional Matching Contributions are Fixed or Discretionary contribute the Additional Matching Contributions to the Plan no Matching Contributions ("Fixed Additional Matching later than the end of the Plan Year quarter which follows the Contributions" or "Discretionary Additional Matching quarter in which the Elective Deferral that gave rise to the Contributions") the Employer makes to its Safe Harbor 401(k) Additional Matching Contribution was made. If the Employer Plan (including a Safe Harbor 401(k) Plan the Employer elected fails to contribute by the foregoing deadline, the Employer will into during the Plan Year under Section 3.05(I)(1)) and are not correct the operational failure by contributing the Additional Safe Harbor Matching Contributions. Additional Matching Matching Contribution as soon as is possible and will also Contributions are in addition to whatever type of Safe Harbor contribute Earnings on the Contribution. See Section 7.08. If the Contributions the Employer makes to satisfy the ADP test safe Employer elects to apply the ACP test safe harbor and elects the harbor under Section 3.05(E). If the Employer under Section Plan Year as the time period for computing the Additional 3.05(I)(1) does not elect into the safe harbor as of a Plan Year, Matching Contribution, the Employer must contribute the any Matching Contributions for that Plan Year are not Additional Matching Contribution to the Plan no later than Additional Matching Contributions and as such cannot qualify twelve months after the end of the Plan Year to which the for the ACP test safe harbor. Additional Matching Contribution is allocated. (2) Safe harbor or testing. The Employer in its Adoption (G) ACP test safe harbor. The Employer in its Adoption Agreement must elect whether to subject the Additional Agreement will elect whether (i) to apply the amount limitations Matching Contributions to the ACP test safe harbor under this Section 3.05(G) in order to comply with the ACP test requirements of Section 3.05(G), or for the Plan Administrator safe harbor as described in this Section 3.05(G); or (ii) the Plan to test the Additional Matching Contributions (and any Safe Administrator must test all Matching Contributions under the Harbor Matching Contribution) for nondiscrimination under ACP test unless the Plan's only Matching Contribution is a Basic Section 4.10(C) (ACP test). The Employer in its Adoption Matching Contribution or a QACA Basic Matching Agreement may elect to test Additional Matching Contributions Contribution. If the Employer elects to test, the Employer also (and any Safe Harbor Matching Contribution) using Current will elect whether to perform the ACP test using Current Year or Year Testing or Prior Year Testing. See Section 3.05(I)(1)(a) Prior Year Testing. with regard to ACP testing Matching Contributions in connection with the maybe notice. (1) Amount limitations. Under the ACP test safe harbor: (a) the Employer may not make Matching Contributions as to a (3) Eligibility, vesting, allocation conditions and Participant's Elective Deferrals which exceed 6% of the distributions. The Employer must elect in its Adoption Participant's Plan Year Compensation; (b) the amount of any Agreement the eligibility conditions, vesting schedule, Discretionary Additional Matching Contribution allocated to any allocation conditions and distribution provisions applicable to Participant may not exceed 4% of the Participant's Plan Year the Employer's Additional Matching Contributions. To satisfy Compensation; (c) the rate of Matching Contributions may not the ACP test safe harbor under Section 3.05(G), any allocation increase as the rate of Elective Deferrals increases; and (d) an conditions the Employer otherwise elects in its Adoption HCE may not receive a rate of match greater than any NHCE Agreement do not apply to Additional Matching Contributions. (taking into account HCE aggregation under Section However, regardless of whether the Employer elects to treat the 4.10(C)(6)). Additional Matching Contributions as being subject to the ACP test safe harbor, the Employer may elect: (a) to apply a vesting (2) No partial ACP test safe harbor. If the Employer's schedule to the Additional Matching Contributions; and (b) to Plan has more than one Matching Contribution formula, each treat the Additional Matching Contributions Account as not Matching Contribution formula must satisfy the ACP test safe subject to the distribution restrictions under Section harbor or the Plan Administrator must test all of the Employer's 6.01(C)(4)(b). If the Employer wishes to apply the ACP test safe Matching Contributions together under Section 4.10(C) (ACP harbor to Additional Matching Contributions, the Employer test). must not elect eligibility conditions applicable to the Additional Matching Contribution which exceed age 21 and one Year of (3) Employee Contributions. If the Employer in its Service and the Employer must elect eligibility conditions which Adoption Agreement has elected to permit Employee are the same as it elects for the Safe Harbor Contribution. Contributions under the Plan: (a) any Employee Contributions do not satisfy the ACP test safe harbor and the Plan © 2014 Great-West Trust Company, LLC or its suppliers 28

Defined Contribution Prototype Plan Administrator must test the Employee Contributions under Participant-Directed Accounts, and the Participant does not Section 4.10(C) (ACP test) using Current Year Testing unless make an investment election. the Employer elects in its Adoption Agreement to apply Prior Year Testing; and (b) if the Employer in its Adoption (I) Mid-Year Changes in Safe Harbor Status. Agreement elects to match the Employee Contributions, the Plan Administrator in applying the 6% amount limit in Section (1) Contingent ("maybe") notice and supplemental 3.05(G)(1) must aggregate a Participant's Elective Deferrals and notice-delayed election of Safe Harbor Nonelective Employee Contributions which are subject to the 6% limit. Contributions. The Employer during any Plan Year may elect for its Plan to become a Safe Harbor 401(k) Plan under this (H) Safe Harbor Notice. The Plan Administrator must provide Section 3.05(I)(1) for that Plan Year, provided: (i) the Plan is a safe harbor notice to each Participant a reasonable period prior using Current Year Testing; (ii) the Employer elects to satisfy to each Plan Year for which the Employer in its Adoption the Safe Harbor Contribution requirement using the Safe Harbor Agreement has elected to apply the safe harbor provisions. Nonelective Contribution; (iii) the Employer amends the Plan to add such Safe Harbor Contribution not later than 30 days prior (1) Deemed reasonable notice. The Plan Administrator is to the end of the Plan Year, computed with regard to the entire deemed to provide timely notice if the Plan Administrator Plan Year; and (iv) the Plan Administrator provides a notice provides the safe harbor notice at least 30 days and not more ("maybe notice") to Participants prior to the beginning of the than 90 days prior to the beginning of the safe harbor Plan Year. Plan Year for which the safe harbor amendment may become effective, that the Employer later may elect to become a Safe (2) Mid-year notice/new Participant or Plan. If: (a) an Harbor 401(k) Plan for that Plan Year using the Safe Harbor Employee becomes eligible to participate in the Plan during a Nonelective Contribution and that if the Employer does so, the safe harbor Plan Year, but after the Plan Administrator has Plan Administrator will provide a supplemental notice to provided the annual safe harbor notice for that Plan Year; (b) the Participants at least 30 days prior to the end of that Plan Year Employer adopts mid-year a new Safe Harbor 401(k) Plan; or informing Participants of the Employer's election to provide the (c) the Employer amends mid-year its existing Profit Sharing Safe Harbor Nonelective Contribution for that Plan Year. The Plan to add a 401(k) feature and also elects safe harbor status, Employer elects into the safe harbor by timely giving the the Plan Administrator must provide the safe harbor notice a supplemental notice and by amending the Plan as described reasonable period (with 90 days being deemed reasonable) prior above and thereby elects not to be subject to the ADP test, to and no later than the Employee's Entry Date. However, if it is regardless of the Employer's Adoption Agreement Elections. not practicable for the Plan Administrator to provide the notice Except as otherwise specified, the Participant notices described on or before the date an Employee becomes a Participant, then in this Section 3.05(I)(1) also must satisfy the requirements the Plan nonetheless will treat the notice as provided timely if applicable to safe harbor notices under Section 3.05(H). the Plan Administrator provides the notice as soon as practicable after that date and the Participant is permitted to elect to defer (a) Effect on Additional Matching Contributions. from all types of Compensation that may be deferred under the If the Employer gives a maybe notice under this Section Plan earned beginning on that date. 3.05(I)(1), and then gives the supplemental notice electing into the ADP test safe harbor for the Plan Year, any Additional (3) Content. The safe harbor notice must provide Matching Contribution the Employer elects in its Adoption comprehensive information regarding the Participants' rights and Agreement will be subject to the ACP test safe harbor regardless obligations under the Plan and must be written in a manner of the Employer's Adoption Agreement Elections, unless one or calculated to be understood by the average Participant. The Plan more Matching Contributions, as described in the Adoption Administrator's notice must satisfy the content requirements of Agreement, fails to satisfy the limitations of Sections 3.05(G)(1) Treas. Reg. §1.401(k)-3(d). and (2). If the Employer does not give a supplemental notice, or any Matching Contribution fails to satisfy such limitations, any (4) Election following notice. A Participant may make or Matching Contributions are not Additional Matching modify a Salary Reduction Agreement under the Employer's Contributions in that Plan Year and the Plan Administrator will Safe Harbor 401(k) Plan for 30 days following receipt of the test all such Matching Contributions under Section 4.10(C) safe harbor notice, or if greater, for the period the Plan (ACP test) using Current Year Testing. Administrator specifies in the Salary Reduction Agreement. (2) Exiting Safe Harbor Contributions. The Employer (5) Additional QACA notice requirements. If the Plan may amend its Safe Harbor 401(k) Plan during a Plan Year to is a QACA, in addition to the other requirements of this Section reduce or eliminate prospectively, any or all Safe Harbor 3.05(H), the Employer must provide the initial QACA safe Matching Contributions or Additional Matching Contributions, harbor notice sufficiently early so that a Participant has a or Safe Harbor Nonelective Contributions, provided: (a) the Plan reasonable period after receiving the notice and before the first Administrator provides a notice to the Participants which Automatic Deferral (see Section 3.02(B)(3)(a)(i)) to make a explains the effect of the amendment, specifies the amendment's Contrary Election and, as applicable, to make an election as to Effective Date and informs Participants they will have a the investment of his/her Account. In addition, the notice will reasonable opportunity to modify their Salary Reduction state: (a) the Automatic Deferral Percentage that will apply in Agreements, and if applicable, Employee Contributions; (b) absence of the Participant's Contrary Election; (b) the Participants have a reasonable opportunity and period prior to Participant's right under a Contrary Election to elect not to have the Effective Date of the amendment to modify their Salary any Automatic Deferral made on the Participant's behalf or to Reduction Agreements, and if applicable, Employee elect to make Elective Deferrals in a different amount or Contributions; (c) the amendment is not effective earlier than the percentage of Compensation; and (c) how the Plan will invest later of: (i) 30 days after the Plan Administrator gives notice of the Automatic Deferrals in the event that the Plan permits the amendment; or (ii) the date the Employer adopts the © 2014 Great-West Trust Company, LLC or its suppliers 29

Defined Contribution Prototype Plan amendment and (d) the employer otherwise complies with (b) Other termination. If the Employer terminates Treas. Reg. 1.401(k)-3(g) and, if applicable, Treas. Reg. its Safe Harbor 401(k) Plan for any reason other than as §1.401(m)-3(h). An Employer which amends its Safe Harbor described in Section 3.05(I)(6)(a), and the termination results in 401(k) Plan to eliminate or reduce any Matching Contribution or a short Plan Year, the Employer must conduct the termination the Nonelective Contribution under this Section 3.05(I)(2), under the provisions of Section 3.05(I)(2), except that the effective during the Plan Year, must continue to apply all of the Employer need not provide Participants with the right to change safe harbor requirements of this Section 3.05 until the their Salary Reduction Agreements. amendment becomes effective and also must apply for the entire Plan Year, using Current Year Testing, the nondiscrimination (J) Qualified Automatic Contribution Arrangement test under Section 4.10(B) (ADP test) and the nondiscrimination (QACA). If the Employer under Section 3.02(B)(3) elects in its test under Section 4.10(C) (ACP test). However, any Employer Adoption Agreement to apply the QACA provisions, this which eliminates only an Additional Matching Contribution Section 3.05(J) also applies. Except as modified in this Section does not need to test under the ADP test provided that the Plan 3.05(J), the safe harbor provisions of this Section 3.05 apply to still satisfies the ADP test safe harbor. the QACA. (3) Amendment of non-401(k) Plan into safe harbor (1) QACA Safe Harbor Contributions. The Employer status. An Employer maintaining a Profit Sharing Plan or will provide Safe Harbor Contributions as specified in its pre-ERISA Money Purchase Pension Plan, during a Plan Year, Adoption Agreement to the Participants specified in the may amend prospectively its Plan to become a Safe Harbor Adoption Agreement. Compensation for purposes of allocating 401(k) Plan provided: (a) the Employer's Plan is not a Successor QACA Safe Harbor Contributions means as described in Section Plan; (b) the Participants may make Elective Deferrals for at 3.05(C)(1). least 3 months during the Plan Year; (c) the Plan Administrator provides the safe harbor notice described in Section 3.05(H) a (2) Vesting and Distributions. A Participant's Account reasonable time prior to and not later than the Effective Date of Balance attributable to QACA Safe Harbor Contributions is the 401(k) arrangement; and (d) the Plan commencing on the subject to: (a) vesting as the Employer elects in its Adoption Effective Date of the amendment (or such earlier date as the Agreement; and (b) the distribution restrictions under Section Employer will specify in its Adoption Agreement), satisfies all 6.01(C)(4)(b) that apply to Safe Harbor Contributions. of the safe harbor requirements of this Section 3.05. 3.06 ALLOCATION CONDITIONS. The Employer in its (4) Amendment to add Roth Deferrals or Beneficiary Adoption Agreement will elect the allocation conditions, if any, Hardship Distributions. The Employer during any Plan Year which the Plan Administrator will apply in allocating Employer may amend its Safe Harbor 401(k) Plan to: (a) permit Contributions (except for those contributions described below) Participants to make Roth Deferrals, as defined in Section and in allocating forfeitures allocated as an Employer 1.21(B), and subject to Section 3.02(E) and other Plan Contribution under the Plan. provisions as applicable; or (b) to add a Beneficiary hardship distribution provision under Section 6.07(H). (A) Contributions Not Subject to Allocation Conditions. The Employer may not elect to impose any allocation conditions on: (5) New Plan/new Employer. An Employer (including a (1) Elective Deferrals; (2) Safe Harbor Contributions; (3) new Employer) may establish a new Safe Harbor 401(k) Plan Additional Matching Contributions to which the Employer which is not a Successor Plan, provided; (a) the Plan Year is at elects to apply the ACP test safe harbor; (4) Employee least 3 months long; (b) the Plan Administrator provides the safe Contributions; (5) Rollover Contributions; (6) Designated IRA harbor notice described in Section 3.05(H) a reasonable time Contributions; (7) SIMPLE Contributions; or (8) Prevailing prior to and not later than the Effective Date of the Plan; and (c) Wage Contributions. The Plan Administrator also may elect the Plan commencing on the Effective Date of the Plan satisfies under Sections 3.03(C)(2) and 3.04(C)(2), not to apply to any all of the safe harbor requirements of this Section 3.05. If the Operational QMAC or Operational QNEC any allocation Employer is new, the Plan Year may be less than 3 months conditions otherwise applicable to Matching Contributions provided the Plan is in effect as soon after the Employer is (including QMACs) or to Nonelective Contributions (including established as it is administratively feasible for the Employer to QNECs). establish the Plan. (B) Conditions. The Employer in its Adoption Agreement may (6) Plan termination. An Employer may terminate its elect to impose allocation conditions based on Hours of Service Safe Harbor 401(k) Plan mid-Plan Year in accordance with or employment at a specified time (or both), in accordance with Article XI and this Section 3.05(I)(6). this Section 3.06(B). The Employer may elect to impose different allocation conditions to different Employer (a) Acquisition/disposition or substantial business Contribution Types under the Plan. A Participant does not hardship. If the Employer terminates its Safe Harbor 401(k) accrue an Employer Contribution or forfeiture allocated as an Plan resulting in a short Plan Year, and the termination is on Employer Contribution with respect to a Plan Year or other account of an acquisition or disposition transaction described in applicable period, until the Participant satisfies the allocation Code §410(b)(6)(C), or if termination is on account the conditions for that Employer Contribution Type. Employer's substantial business hardship, within the meaning of Code §412(c), the Plan remains a Safe Harbor 401(k) Plan for (1) Hours of Service requirement. Except as required to the short Plan Year provided that the Employer satisfies this satisfy the Top-Heavy Minimum Allocation, the Plan Section 3.05 through the Effective Date of the Plan termination. Administrator will not allocate any portion of an Employer Contribution for a Plan Year to any Participant's Account if the Participant does not complete the applicable minimum Hours of © 2014 Great-West Trust Company, LLC or its suppliers 30

Defined Contribution Prototype Plan Service (or consecutive calendar days of employment under the the same time period to all Contribution Types or to elect a Elapsed Time Method) requirement the Employer specifies in its different time period based on Contribution Type. Adoption Agreement for the relevant period. (D) Death, Disability or Retirement Age. The Employer in its (a) 1,000 HOS in Plan Year/other HOS Adoption Agreement will elect whether any elected allocation requirement. The Employer in its Nonstandardized Plan or condition applies or is waived for a Plan Year if a Participant Volume Submitter Plan may elect to require a Participant to incurs a Separation from Service during the Plan Year on complete: (i) 1,000 Hours of Service during the Plan Year (or to account of the Participant's death, Disability or attainment of be employed for at least 182 consecutive calendar days under Normal Retirement Age or Early Retirement Age in the current the Elapsed Time Method); (ii) a specified number of Hours of Plan Year or on account of the Participant's Disability or Service during the Plan Year which is less than 1,000 Hours of attainment of Normal Retirement Age or Early Retirement Age Service; or (iii) a specified number of Hours of Service within in a prior Plan Year. The Employer's election may be based on the time period the Employer elects in its Adoption Agreement, Contribution Type or may apply to all Contribution Types. but not exceeding 1,000 Hours of Service in a Plan Year. (E) No Other Conditions. In allocating Employer (b) 501 HOS/terminees. The Employer in its Contributions under the Plan, the Plan Administrator will not Adoption Agreement may elect to require a Participant to apply any other allocation conditions except those the Employer complete during a Plan Year 501 Hours of Service (or to be elects in its Adoption Agreement or otherwise as the Plan may employed for at least 91 consecutive calendar days under the require. Elapsed Time Method) to share in the allocation of Employer Contributions for that Plan Year where the Participant is not (F) Suspension of Allocation Conditions in a employed by the Employer on the last day of that Plan Year, Nonstandardized or Volume Submitter Plan. The Employer including the Plan Year in which the Employer terminates the in its Nonstandardized Plan or Volume Submitter Plan will elect Plan. whether to apply the suspension provisions of this Section 3.06(F). If: (i) Section 3.06(F) applies; (ii) the Plan (or any (c) Short Plan Year or allocation period. This component part of the Plan) in any Plan Year must perform Section 3.06(B)(1)(c) applies to any Plan Year or to any other coverage testing; and (iii) the Plan (or component part of the allocation time period under the Adoption Agreement which is Plan) fails to satisfy coverage under the ratio percentage test less than 12 months, where in either case, the Employer creates under Treas. Reg. §1.410(b)-2(b)(2), the Plan suspends for that a short allocation period on account of a Plan amendment, the Plan Year any Plan (or component part of the Plan) allocation termination of the Plan or the adoption of the Plan with an initial conditions in accordance with this Section 3.06(F). If the Plan short Plan Year. In the case of any short allocation period, the Administrator must perform coverage testing, the Administrator Plan Administrator will prorate any Hour of Service requirement will apply testing separately as required to each component part based on the number of days in the short allocation period of the Plan after applying the aggregation and disaggregation divided by the number of days in the normal allocation period, rules under Treas. Reg. §§1.410(b)-6 and -7. using 365 days in the case of Plan Year allocation period. The Employer in Appendix B may elect not to pro-rate Hours of (1) No average benefit test. If the Employer elects to Service in any short allocation period or to apply a monthly apply this Section 3.06(F), the Plan Administrator may not apply pro-ration method. the average benefit test under Treas. Reg. §1.410(b)-2(b)(3), to determine satisfaction of coverage or to correct a coverage (2) Last day requirement. failure, as to the Plan or to the component part of the Plan to which this Section 3.06(F) applies, unless the Plan or component (a) Standardized Plan. If the Plan is a Standardized still fails coverage after application of this Section 3.06(F). The Plan, a Participant who is employed by the Employer on the last restriction in this Section 3.06(F)(1) does not apply as to day of a Plan Year will share in the allocation of Employer application of the average benefit test in performing Contributions for that Plan Year without regard to the nondiscrimination testing. Participant's Hours of Service completed during that Plan Year. (2) Methodology. If this Section 3.06(F) applies for a (b) Nonstandardized or Volume Submitter Plan. Plan Year, the Plan Administrator, in the manner described The Employer in its Nonstandardized Plan or Volume Submitter herein, will suspend the allocation conditions for the NHCEs Plan may elect to require a Participant to be employed by the who are included in the coverage test and who are Participants Employer on the last day of the Plan Year or other specified in the Plan (or component part of the Plan) but who are not period or on a specified date. If the Plan is a Nonstandardized or benefiting thereunder (within the meaning of Treas. Reg. Volume Submitter Money Purchase Pension Plan, the Plan §1.410(b)-3), such that enough additional NHCEs are benefiting expressly conditions Employer Contribution allocations on a under the Plan (or component part of the Plan) to pass coverage Participant's employment with the Employer on the last day of under the ratio percentage test. The ordering of suspension of the Plan Year for the Plan Year in which the Employer allocation conditions is in the following priority tiers and if more terminates or freezes the Plan, even if the Employer in its than one NHCE in any priority tier satisfies the conditions for Adoption Agreement did not elect the "last day of the Plan suspension (but all are not needed to benefit to pass coverage), Year" allocation condition. the Plan Administrator will apply the suspension beginning first with the NHCE(s) in that suspension tier with the lowest (C) Time Period. The Employer in its Adoption Agreement Compensation during the Plan Year: will elect the time period to which the Plan Administrator will apply any allocation condition. The Employer may elect to apply (a) Last day. Those NHCE(s) employed by the Employer on the last day of the Plan Year, without regard to the © 2014 Great-West Trust Company, LLC or its suppliers 31

Defined Contribution Prototype Plan number of Hours of Service in the Plan Year. If necessary to forfeiture is: (i) from the non-Vested portion of a Matching pass coverage, the Plan Administrator then will apply Section Contribution Account forfeited in accordance with Section 5.07 3.06(F)(2)(b). or, if applicable, Section 7.07; (ii) a non-Vested Excess Aggregate Contribution (including Allocable Income) forfeited (b) Latest Separation. Those NHCE(s) who have in correcting for nondiscrimination failures under Section the latest Separation from Service date during the Plan Year, 4.10(C); or (iii) an Associated Matching Contribution. without regard to the number of Hours of Service in the Plan Year. If necessary to pass coverage, the Plan Administrator then (b) Definition of Associated Matching will apply Section 3.06(F)(2)(c). Contribution. An Associated Matching Contribution includes any Vested or non-Vested Matching Contribution (including (c) Most Hours of Service (more than 500). Those Allocable Income) made as to Elective Deferrals or Employee NHCE(s) with the greatest number of Hours of Service during Contributions the Plan Administrator distributes under Section the Plan Year but who have more than 500 Hours of Service. 4.02(E) (Excess Amount), Section 4.10(A) (Excess Deferrals), Section 4.10(B) (ADP test), Section 4.10(C) (ACP test) or (3) Appendix B. The Employer in Appendix B may elect Section 7.08 relating to Plan correction. a different order of the suspension tiers, may elect to use Hours of Service (in lieu of Compensation) as a tiebreaker within any (c) Forfeiture or distribution of Associated tier or may elect additional or other suspension tiers which are Match. An Employee forfeits an Associated Matching objective and not subject to Employer discretion. Contribution unless the Matching Contribution is a Vested Excess Aggregate Contribution distributed in accordance with (4) Separate Application to Nonelective and Matching. Section 4.10(C) (ACP test). A forfeiture under this Section If applicable under the Plan, the Employer in its Adoption 3.07(A)(1)(c) occurs in the Plan Year following the Testing Agreement will elect whether to apply this Section 3.06(F): (a) Year (unless the Employer in Appendix B elects that the to both Nonelective Contributions and to Matching forfeiture occurs in the Testing Year) and the forfeiture is Contributions if both components fail the ratio percentage test; allocated in the Plan Year described in Section 3.07(B). See (b) only to Nonelective Contributions if this component fails the Section 3.07(B)(1) as to nondiscrimination testing of allocated ratio percentage test; or (c) only to Matching Contributions if forfeitures. In the event of correction under Section 7.08 this component fails the ratio percentage test. resulting in forfeiture of Associated Matching Contributions, the forfeiture occurs in the Plan Year of correction. (G) Conditions Apply to Re-Hired Employees. If a Participant incurs a Separation from Service and subsequently is (2) Application of "reduce" option/excess forfeitures. re-hired and resumes participation in the same Plan Year as the If the Employer elects to allocate forfeitures to reduce Separation from Service or in any subsequent Plan Year, the Nonelective or Matching Contributions and the allocable allocation conditions under this Section 3.06, if any, continue to forfeitures for the forfeiture allocation Plan Year described in apply to the re-hired Employee/Participant in the Plan Year in Section 3.07(B) exceed the amount of the applicable which he/she is re-hired, unless the Employer elects otherwise in contribution for that Plan Year to which the Plan Administrator Appendix B. would apply the forfeitures (or there are no applicable contributions under the Plan), the Plan Administrator will 3.07 FORFEITURE ALLOCATION. The amount of a allocate the remaining forfeitures in the forfeiture allocation Participant's Account forfeited under the Plan is a Participant Plan Year. In such event, the Plan Administrator will allocate forfeiture. The Employer may direct the Administrator to use the remaining forfeitures to pay Plan expenses, as an additional Forfeitures to reinstate previously forfeited Account balances of Discretionary Nonelective Contribution or as a Discretionary Participants, if any, in accordance with Section 5.07, or to Matching Contribution, as the Plan Administrator determines. satisfy any contribution that may be required pursuant to Section 7.07. (3) Plan expenses. If the Employer in its Adoption Agreement elects to apply forfeitures to the payment of Plan (A) Allocation Method. The Employer in its Adoption expenses under Section 7.04(C), the Employer must elect at Agreement must specify the method or methods the Plan least one additional allocation method so that if the Plan Administrator will apply to allocate forfeitures. If the Employer Administrator elects to first apply the forfeitures to the payment elects more than one method, unless the Employer designates a of Plan expenses, and the forfeitures exceed the Plan's expenses, specific ordering in its Adoption Agreement, the Plan the Plan Administrator will apply any remaining forfeitures Administrator may allocate the forfeitures by applying one or under the additional method the Employer has elected in its more of such elected methods in any order as the Plan Adoption Agreement. The Plan Administrator may elect not to Administrator operationally may determine, until the forfeitures apply forfeitures to the payment of Plan expenses which are are fully allocated to the applicable forfeiture allocation Plan allocated to specific Participant accounts under Section Year. 7.04(C)(2)(b). (1) 401(k) forfeiture source. If the Plan is a 401(k) Plan, (4) Safe harbor-top-heavy exempt fail-safe. If the the Employer in its Adoption Agreement may elect a different Employer has a Safe Harbor 401(k) Plan which otherwise allocation method based on the forfeiture source (from qualifies for exemption from the top-heavy requirements of Nonelective Contributions or from Matching Contributions) or Article X, the Employer in its Adoption Agreement may elect to may elect to apply the same allocation method to all forfeitures. limit the allocation of all Plan forfeitures in such a manner as to avoid inadvertent application of the top-heavy requirements on (a) Attributable to Matching. A Participant's account of a forfeiture allocation. If the Employer in its forfeiture is attributable to Matching Contributions if the Adoption Agreement elects this "fail-safe" provision, the Plan © 2014 Great-West Trust Company, LLC or its suppliers 32

Defined Contribution Prototype Plan Administrator will allocate forfeitures in the following order of may elect to apply the same allocation timing to all forfeitures. priority: (a) first to reduce Safe Harbor Contributions to the If the 401(k) Plan is subject to the ACP test and allocates any extent permitted by Section 3.07(A)(7); (b) then to reduce Fixed forfeiture as a Matching Contribution, the following re-testing Additional Matching Contributions if any, which satisfy the rules apply. If, under the Plan, the Plan Administrator will ACP test safe harbor under Section 3.05(G); and (c) then as allocate the forfeiture in the same Plan Year in which the Discretionary Additional Matching Contributions which satisfy forfeiture occurs and the Plan Administrator runs the ACP test the ACP test safe harbor (without regard to whether the before the forfeiture allocation occurs, the Plan Administrator Employer in its Adoption Agreement has elected Discretionary will not re-run the ACP test for the forfeiture allocation Plan Additional Matching Contributions). Notwithstanding the Year. If the Plan Administrator allocates the forfeiture in the ordering rule of the preceding sentence, the Plan Administrator, Plan Year which follows the Plan Year in which the forfeiture either before or after applying the ordering rule, or any tier occurs, the Plan Administrator will include the allocated thereunder, may elect to allocate any forfeitures to pay Plan forfeiture in the ACP test for the forfeiture allocation Plan Year. expenses. If the Employer elects to allocate forfeitures under this If the Plan allocates any forfeiture as a Nonelective Section 3.07(A)(4), the Plan Administrator will apply this Contribution, the allocation, in the forfeiture allocation Plan Section 3.07(A)(4) regardless of whether the Employer in any Year, is subject to any nondiscrimination testing which applies Plan Year actually satisfies all conditions necessary for the Plan to Nonelective Contributions for that Plan Year. to be top-heavy exempt. The Employer in Appendix B may elect to alter the forfeiture allocation ordering rules of this Section (2) Contribution amount and timing not relevant. 3.07(A)(4). The forfeiture allocation timing rules in this Section 3.07(B) apply irrespective of when the Employer makes its Employer (5) No allocation to Elective Deferral Accounts. The Contribution for the forfeiture allocation Plan Year, and Plan Administrator will not allocate forfeitures to any irrespective of whether the Employer makes an Employer Participant's Elective Deferral Account, including his/her Roth Contribution for that Plan Year. Deferral Account. (C) Administration of Account Pending/Incurring (6) Allocation under classifications. If the Employer in Forfeiture. The Plan Administrator will continue to hold the its Adoption Agreement has elected to allocate its Nonelective undistributed, non-Vested portion of the Account of a Contributions based on classifications of Participants, the Plan Participant who has incurred a Separation from Service solely Administrator will allocate any forfeitures which under the Plan for his/her benefit until a forfeiture occurs at the time specified are allocated as additional Nonelective Contributions: (a) first to in Section 5.07 or if applicable, until the time specified in each classification pro rata in relation to the Employer's Section 7.07. Nonelective Contribution to that classification for the forfeiture allocation Plan Year described in Section 3.07(B); and (b) (D) Participant Does Not Share in Own Forfeiture. A second, the total amount of forfeitures allocated to each Participant will not share in the allocation of a forfeiture of any classification under (a) are allocated in the same manner as are portion of his/her Account, even if the Participant otherwise is the Nonelective Contributions to be allocated to that entitled to an allocation of Employer Contributions and classification. forfeitures in the forfeiture allocation Plan Year described in Section 3.07(B). If the forfeiting Participant is entitled to an (7) Limitation on forfeiture uses. Effective for plan allocation of Employer Contributions and forfeitures in the years beginning after the adoption of the 2010 Cumulative List forfeiture allocation Plan Year, the Plan Administrator only will (Notice 2010-90) restatement, forfeitures cannot be used as allocate to the Participant a share of the allocable forfeitures QNECs, QMACs, Elective Deferrals, or Safe Harbor attributable to other forfeiting Participants. Contributions (Code §401(k)(12)) other than QACA Safe Harbor Contributions (Code §401(k)(13)). However, forfeitures (E) Plan Merger. In the event that the Employer merges can be used to reduce Fixed Additional Matching Contributions another plan into this Plan, and does not fully vest upon merger which satisfy the ACP test safe harbor or as Discretionary the participant accounts in the merging plan, the Plan Additional Matching Contributions. Administrator will allocate any post-merger forfeitures attributable to the merging plan in accordance with the (B) Timing (forfeiture allocation Plan Year). The Plan Employer's elections in its Adoption Agreement. The Employer Administrator will allocate Participant forfeitures (including the may elect to limit any such forfeiture allocation only to those Earnings thereon) no later than the last day of the Plan Year Participants who were also participants in the merged plan, but following the Plan Year in which the forfeiture occurs. See in the absence of such an election, all Participants who have Sections 3.07(A)(1)(c), 5.07 and 7.07 as to when a forfeiture satisfied any applicable allocation conditions under Section 3.06 occurs. If the Employer in its Adoption Agreement elects to will share in the forfeiture allocation. apply forfeitures to the payment of Plan expenses, the Plan Administrator, consistent with this election, may apply 3.08 ROLLOVER CONTRIBUTIONS. The Plan forfeitures to pay Plan expenses which the Plan incurs in the Administrator will apply this Section 3.08 in administering forfeiture allocation Plan Year, but which the Plan Rollover Contributions to the Plan, if any. Administrator pays within a reasonable time after the end of the forfeiture allocation Plan Year. (A) Policy Regarding Rollover Acceptance. The Plan Administrator, operationally (except as to In-Plan Roth Rollover (1) 401(k) Plans/allocation timing and re-testing. Contributions under Section 3.08(E)) and on a If the Plan is a 401(k) Plan, the Employer may elect different nondiscriminatory basis, may elect to permit or not to permit allocation timing based on the forfeiture source (from Rollover Contributions to this Plan or may elect to limit an Nonelective Contributions or from Matching Contributions) or Eligible Employee's right or a Participant's right to make a © 2014 Great-West Trust Company, LLC or its suppliers 33

Defined Contribution Prototype Plan Rollover Contribution. The Plan Administrator also may adopt, (E) In-Plan Roth Rollover Contributions. amend or terminate any policy regarding the Plan's acceptance of Rollover Contributions. If the Employer in its Adoption (1) Employer Election. The Employer in its 401(k) Agreement elects to permit In-Plan Roth Rollover Contributions, Adoption Agreement in which the Employer has elected to the Plan Administrator will administer In-Plan Roth Rollover permit Roth Deferrals also will elect whether to permit an Contributions in accordance with Section 3.08(E) and the In-Plan Roth Rollover Contribution in accordance with this Employer's Adoption Agreement elections. Section 3.08(E). If the Employer elects to permit such contributions, the Employer in its Adoption Agreement will (1) Rollover documentation. If the Plan Administrator specify the Effective Date thereof which may not be earlier than permits Rollover Contributions, any Participant (or as distributions made after September 27, 2010. applicable, any Eligible Employee), with the Plan Administrator's written consent and after filing with the Plan (2) Eligibility for Distribution and Rollover. A Administrator the form prescribed by the Plan Administrator, Participant must be eligible for a distribution from the affected may make a Rollover Contribution to the Trust. Before Account in order to roll over the distribution to an In-Plan Roth accepting a Rollover Contribution, the Plan Administrator may Rollover Account. A Participant may not make an In-Plan Roth require a Participant (or Eligible Employee) to furnish Rollover Contribution with regard to an amount which is not an satisfactory evidence the proposed transfer is in fact a "rollover Eligible Rollover Distribution. contribution" which the Code permits an employee to make to a qualified plan. (a) Parties eligible to elect. For purposes of eligibility for an In-Plan Roth Rollover, the Plan will treat a (2) Declination/related expense. The Plan Administrator, Participant's surviving spouse Beneficiary or alternate payee in its sole discretion in a nondiscriminatory manner, may decline spouse or alternate payee former spouse as a Participant, unless to accept a Rollover Contribution of property which could: (a) the Employer in Appendix B limits to Employees the right to generate unrelated business taxable income; (b) create difficulty elect an In-Plan Roth Rollover. A non-spouse Beneficiary may or undue expense in storage, safekeeping or valuation; or (c) not make an In-Plan Roth Rollover. create other practical problems for the Plan or Trust. The Plan Administrator also may accept the Rollover Contribution on (b) Distribution from partially Vested account. condition that the Participant's or Employee's Account is In-Plan Roth Rollovers are permitted only from Vested amounts charged with all expenses associated therewith. allocated to a qualifying source but may be made from partially Vested Accounts unless the Employer elects otherwise in (B) Limited Testing. A Rollover Contribution is not an Annual Appendix B. If a distribution is made to a Participant who has Addition under Section 4.05(A) and is not subject to not incurred a Severance from Employment and who is not fully nondiscrimination testing except as a "right or feature" within Vested in the Participant's Account from which the In-Plan Roth the meaning of Treas. Reg. §1.401(a)(4)-4. Rollover Contribution is to be made, and the Participant may increase the Vested percentage in such Account, then at any (C) Pre-Participation Rollovers. If an Eligible Employee relevant time Section 5.03(C) will apply to determine the makes a Rollover Contribution to the Trust prior to satisfying Participant's Vested portion of the Account. the Plan's eligibility conditions or prior to reaching his/her Entry Date, the Plan Administrator and Trustee must treat the (3) Form and Source of Rollover. Employee as a limited Participant (as described in Rev. Rul. 96-48). A limited Participant does not share in the Plan's (a) Direct Rollover. An In-Plan Roth Rollover allocation of Employer Contributions nor Participant forfeitures Contribution may be made only by a Direct Rollover. and may not make Elective Deferrals if the Plan is a 401(k) Plan, until he/she actually becomes a Participant in the Plan. If a (b) Account source. A Participant may make an limited Participant has a Separation from Service prior to In-Plan Roth Rollover from any account (other than a Roth becoming a Participant in the Plan, the Trustee will distribute account) unless the Employer otherwise elects in Appendix B. his/her Rollover Contributions Account to him/her in Also see Section 6.01(C)(7). accordance with Section 6.01(A). (c) Cash or in-kind. The Plan Administrator may (D) May Include Employee Contributions and Roth permit an In-Plan Roth Rollover Contribution either by Deferrals. A Rollover Contribution may include Employee converting to cash any non-cash investments prior to rolling Contributions and Roth Deferrals made to another plan, as over the Participant's distribution election amount to the In-Plan adjusted for Earnings. In the case of Employee Contributions: Roth Rollover Account, or by rolling over the Participant's (1) such amounts must be directly rolled over into this Plan from current investments to the In-Plan Roth Rollover Account. A another plan which is qualified under Code §401(a); and (2) the plan loan so transferred without changing the repayment Plan must account separately for the Rollover Contribution, schedule is not treated as a new loan. including the Employee Contribution and the Earnings thereon. In the case of Roth Deferrals: (1) such amounts must be directly (4) No Rollover or Distribution Treatment. rolled over into this Plan from another plan which is qualified Notwithstanding any other Plan provision, an In-Plan Roth under Code §401(a) or from a 403(b) plan; (2) the Plan must Rollover Contribution is not a Rollover Contribution for account separately for the Rollover Contribution, including the purposes of the Plan. Accordingly: (a) if the Employer in its Roth Deferrals and the Earnings thereon; and (3) as to rollovers Adoption Agreement has elected $5,000 as the Plan limit on which occur on or after April 30, 2007, this Plan must be a Mandatory Distributions, the Plan Administrator will take into 401(k) Plan which permits Roth Deferrals. account amounts attributable to an In-Plan Roth Rollover Contribution, in determining if the $5,000 limit is exceeded, © 2014 Great-West Trust Company, LLC or its suppliers 34

Defined Contribution Prototype Plan regardless of the Employer's election as to whether to count in the case of an Employee, means Code §3401(a) Wages but Rollover Contributions for this purpose; (b) no spousal consent increased by the Employee's Elective Deferrals under this Plan is required for a Participant to elect to make an In-Plan Roth or any other 401(k) arrangement, SIMPLE IRA, SARSEP, Rollover Contribution; (c) Protected Benefits with respect to the 403(b) annuity or 457 plan of the Employer; and (2) in the case amounts subject to the In-Plan Roth Rollover are preserved; and of a Self-Employed Individual, means Earned Income (d) mandatory 20% federal income tax withholding does not determined by disregarding contributions made to this Plan. apply to the In-Plan Roth Rollover Contribution. (D) Participant Elective Deferrals. Each Participant may 3.09 EMPLOYEE CONTRIBUTIONS. An Employer must enter into a Salary Reduction Agreement to make Elective elect in its Adoption Agreement whether to permit Employee Deferrals in each calendar year to the SIMPLE 401(k) Plan in Contributions. If the Employer elects to permit Employee accordance with this Section 3.10(D). Contributions, the Employer also must specify in its Adoption Agreement any limitations which apply to Employee (1) Amount Table. A Participant's annual Elective Contributions. If the Employer permits Employee Contributions, Deferrals may not exceed the amount as in effect under Code the Plan Administrator operationally will determine if a §408(p)(2)(E) ($10,000 in 2005) under which Treasury adjusts Participant will make Employee Contributions through payroll the limit in $500 increments. deduction or by other means. (2) Catch-Ups. If the Employer in its Adoption (A) Testing. Employee Contributions must satisfy the Agreement elects to permit Catch-Up Deferrals, a Catch-Up nondiscrimination requirements of Section 4.10(C) (ACP test). Eligible Participant also may make Catch-Up Deferrals to the SIMPLE 401(k) Plan in accordance with Section 3.02(D). (B) Matching. The Employer in its Adoption Agreement must elect whether the Employer will make Matching Contributions (3) Election timing. A Participant may elect to make as to any Employee Contributions and, as applicable, the Elective Deferrals or to modify a Salary Reduction Agreement matching formula. Any Matching Contribution must satisfy the at any time in accordance with the Plan Administrator's SIMPLE nondiscrimination requirements of Section 4.10(C) (ACP test), 401(k) Plan Salary Reduction Agreement form, but the form unless the Matching Contributions satisfy the ACP test safe must be provided at least 60 days prior to the beginning of each harbor under a Safe Harbor 401(k) Plan. SIMPLE Plan Year or at least 60 days prior to commencement of participation for the Participant to make or modify his/her 3.10 SIMPLE 401(k) CONTRIBUTIONS. The Employer Salary Reduction Agreement. A Participant also may at any time in its Adoption Agreement may elect to apply to its Plan the terminate prospectively his/her Salary Reduction Agreement SIMPLE 401(k) provisions of this Section 3.10 if the Employer applicable to the Employer's SIMPLE 401(k) Plan. is eligible under Section 3.10(B). The provisions of this Section 3.10 apply to an electing Employer notwithstanding any (E) Employer SIMPLE 401(k) contributions. An Employer contrary provision in the Plan. which elects to apply this Section 3.10 must make an annual SIMPLE Contribution to the Plan as described in this Section (A) Plan Year. An Employer electing to apply this Section 3.10(E). The Employer operationally must elect for each 3.10 must have a 12 month calendar year Plan Year except that SIMPLE Plan Year which type of SIMPLE Contribution the in the case of an Employer adopting a new SIMPLE 401(k) Employer will make. Plan, the Employer must adopt the Plan no later than October 1 with a calendar year Plan Year of at least 3 months. (1) Definition of SIMPLE Contribution. A SIMPLE Contribution is one of the following Employer Contribution (B) Eligible Employer. An Employer may elect to apply this types: (a) a SIMPLE Matching Contribution equal to 100% of Section 3.10 if: (i) the Plan Year is the calendar year; (ii) the each Participant's Elective Deferrals but not exceeding 3% of Employer (including Related Employers under Section 1.24(C)) Plan Year Compensation or such lower percentage as the has no more than 100 Employees who received Compensation Employer may elect under Code §408(p)(2)(C)(ii)(II); or (b) a of at least $5,000 in the immediately preceding calendar year; SIMPLE Nonelective Contribution equal to 2% of Plan Year and (iii) the Employer (including Related Employers under Compensation for each Participant whose Compensation is at Section 1.24(C)) does not maintain any other plan as described least $5,000. in Code §219(g)(5), to which contributions were made or under which benefits were accrued for Service by an Eligible (F) SIMPLE 401(k) notice. The Plan Administrator must Employee in the Plan Year to which the SIMPLE 401(k) provide a notice to each Participant a reasonable period of time provisions apply. before the 60th day prior to the beginning of each SIMPLE 401(k) Plan Year, describing the Participant's Elective Deferral (1) Loss of eligible employer status. If an electing rights and the Employer's SIMPLE Contributions which the Employer fails for any subsequent calendar year to satisfy all of Employer will make for the Plan Year described in the notice. the Section 3.10(B) requirements, including where the Employer is involved in an acquisition, disposition or similar transaction (G) Application of remaining Plan provisions. under which the Employer satisfies Code §410(b)(6)(C)(i), the Employer remains eligible to maintain the SIMPLE 401(k) Plan (1) Annual Additions. All contributions to the SIMPLE for two additional calendar years following the last year in 401(k) Plan are Annual Additions under Section 4.05(A) and which the Employer satisfied the requirements. subject to the Annual Additions Limit. (C) Compensation. For purposes of this Section 3.10, (2) No allocation conditions. The Employer in its Compensation is limited as described in Section 1.11(E) and: (1) Adoption Agreement may not elect to apply any Section 3.06 © 2014 Great-West Trust Company, LLC or its suppliers 35

Defined Contribution Prototype Plan allocation conditions to the Plan Administrator's allocation of the maximum amount of Elective Deferrals or Employee SIMPLE Contributions. Contributions which he/she under the Plan terms would have been able to contribute during the period of Qualified Military (3) No other contributions. No contributions other than Service (less any such amounts the Participant actually those described in this Section 3.10 or Rollover Contributions contributed during such period) and the Participant must be described in Section 3.08 may be made to the SIMPLE 401(k) permitted to contribute any lesser amount as the Plan would Plan. have permitted. The Participant must make up any contribution under this Section 3.11(D) commencing on his/her (4) Vesting. All SIMPLE Contributions and Accounts Re-Employment Commencement Date and not later than 5 years attributable thereto are 100% Vested at all times and in the event following reemployment (or if less, a period equal to 3 times the of a conversion of a non-SIMPLE 401(k) Plan into a SIMPLE length of the Participant's Qualified Military Service triggering 401(k) Plan, all Account Balances in existence on the first day such make-up contribution). of the Plan Year to which the SIMPLE 401(k) provisions apply, become 100% Vested. (E) Matching Contributions. The Employer will make-up any Matching Contribution that the Employer would have made and (5) No nondiscrimination testing. A SIMPLE 401(k) which the Plan Administrator would have allocated to the Plan is not subject to nondiscrimination testing under Section Participant's Account during the period of Qualified Military 4.10(B) (ADP test) or Section 4.10(C) (ACP test) of the Plan. Service, but based on any make-up Elective Deferrals or make-up Employee Contributions that the Participant makes (6) No top-heavy. A SIMPLE 401(k) Plan is not subject under Section 3.11(D). to the top-heavy provisions of Article X. (F) Limitations/Testing. Any contribution made under this (7) Remaining Plan terms. Except as otherwise Section 3.11 does not cause the Plan to violate and is not subject described in this Section 3.10, if an Employer has elected in its to testing under: (1) nondiscrimination requirements including Adoption Agreement to apply the SIMPLE 401(k) provisions of under Code §401(a)(4), the ADP test, the ACP test, the safe this Section 3.10, the Plan Administrator will apply the harbor 401(k) rules or the SIMPLE 401(k) rules; (2) top-heavy remaining Plan provisions to the Employer's Plan. requirements under Article X; or (3) coverage under Code §410(b). Contributions under this Section 3.11 are Annual 3.11 USERRA/HEART ACT CONTRIBUTIONS. Additions and are tested under Section 4.10(A) (Elective Deferral Limit) in the year to which such contributions are (A) Application. This Section 3.11 applies to an Employee allocated, but not in the year in which such contributions are who: (1) has completed Qualified Military Service under made. USERRA; (2) the Employer has rehired under USERRA; and (3) is a Participant entitled to make-up contributions under Code (1) Differential Wage Payments. Effective for §414(u). This Section 3.11 also applies to an Employee who dies Differential Wage Payments made after December 31, 2008, the or becomes disabled while performing Qualified Military Plan is not treated as failing to meet the requirements of any Service, as provided in Sections 3.11(K) and 3.11(L) and the provision described in this Section 3.11(F) by reason of any Employer's Adoption Agreement elections. contribution or benefit which is based on a Differential Wage Payment. The preceding sentence applies only if all Employees (B) Employer Contributions. The Employer will make-up any performing service in the uniformed services described in Code Employer Contribution the Employer would have made and §3401(h)(2)(A) are entitled to receive Differential Wage which the Plan Administrator would have allocated to the Payments on reasonably equivalent terms and, if eligible to Participant's Account had the Participant remained employed by participate in a retirement plan maintained by the Employer, to the Employer during the period of Qualified Military Service. make contributions based on the payments on reasonably equivalent terms (taking into account Code §§410(b)(3), (4), and (C) Compensation. For purposes of this Section 3.11, the Plan (5)). The Plan Administrator operationally may determine, for Administrator will determine an effected Participant's purposes of any provision described in this Section 3.11(F), Compensation as follows. A Participant during his/her period of whether to take into account any Elective Deferrals, and if Qualified Military Service is deemed to receive Compensation applicable, any Matching Contributions, attributable to equal to that which the Participant would have received had Differential Wage Payments. he/she remained employed by the Employer, based on the Participant's rate of pay that would have been in effect for the (G) No Earnings. A Participant receiving any make-up Participant during the period of Qualified Military Service. If the contribution under this Section 3.11 is not entitled to an Compensation during such period would have been uncertain, allocation of any Earnings on any such contribution prior to the the Plan Administrator will use the Participant's actual average time that the Employer actually makes the contribution (or Compensation for the 12 month period immediately preceding timely deposits the Participant's own make-up Elective Deferrals the period of Qualified Military Service, or if less, for the period or Employee Contributions) to the Trust. of employment. (H) No Forfeitures. A Participant receiving any make-up (D) Elective Deferrals/Employee Contributions. If the Plan allocation under this Section 3.11 is not entitled to an allocation provided for Elective Deferrals or for Employee Contributions of any forfeitures allocated during the Participant's period of during a Participant's period of Qualified Military Service, the Qualified Military Service. Plan Administrator must allow a Participant under this Section 3.11 to make up such Elective Deferrals or Employee Contributions to his/her Account. The Participant may make up © 2014 Great-West Trust Company, LLC or its suppliers 36

Defined Contribution Prototype Plan (I) Allocation Conditions. For purposes of applying any Plan (1) Trustee or Custodian. A trustee or custodian allocation conditions under Section 3.06, the Plan Administrator satisfying the requirements of Code §408(a)(2) must hold will treat any period of Qualified Military Service as Service. Designated IRA Contributions Accounts. If the Trustee holding the Designated IRA Contribution assets is a non-bank trustee, (J) HEART Act Death Benefits. In the case of a death the Trustee, upon receipt of notice from the Commissioner of occurring on or after January 1, 2007, if a Participant dies while Internal Revenue that substitution is required because the performing Qualified Military Service, the Participant's Trustee has failed to comply with the requirements of Treas. Beneficiary is entitled to any additional benefits (other than Reg. §1.408-2(e), will substitute another trustee in its place. benefit accruals relating to the period of Qualified Military Service) provided under the Plan as if the Participant had (2) Additional IRA requirements. All Designated IRA resumed employment and then terminated employment on Contributions: (a) must be made in cash; (b) are subject to the account of death. Moreover, the Plan will credit the Participant's IRA contribution limit under Code §408(a)(1) ($5,000 in 2008), Qualified Military Service as service for vesting purposes, as including cost-of-living adjustments after 2011 in $500 though the Participant had resumed employment under increments under Code §219(b)(5)(C) and as to Catch-Up USERRA immediately prior to the Participant's death. Eligible Participants to the IRA Catch-Up limit of $1,000 beginning in 2006; and (c) must be 100% Vested. (K) HEART Act Continued Benefit Accrual. This Section 3.11(K) does not apply unless the Employer in Appendix B (3) Not for deposit of SEP or SIMPLE IRA elects to apply such provisions. If this Section 3.11(K) applies, amounts/no Rollover Contributions. An Employer which then effective as of the date specified in Appendix B, for benefit maintains a SEP or a SIMPLE IRA may not deposit accrual purposes, the Plan treats an individual who dies or contributions under these arrangements to the Designated IRA becomes disabled while performing Qualified Military Service Contribution Accounts under this Section 3.12. A Participant with respect to the Employer as if the individual had resumed may not make a Rollover Contribution to his/her Designated employment in accordance with the individual's reemployment IRA Contribution Account. rights under USERRA, on the day preceding death or Disability (as the case may be) and terminated employment on the actual (4) Designated Roth IRA Contributions. date of death or Disability. (a) Contribution Limit. A Participant's contribution (1) Determination of benefits. The Plan will determine to the Designated Roth IRA and to all other Roth IRAs for a the amount of Employee Contributions and the amount of Taxable Year may not exceed the lesser of the amount described Elective Deferrals of an individual treated as reemployed under in Section 3.12(C)(2) or the Participant's Compensation under this Section 3.11(K) for purposes of applying paragraph Code Section 3.12(C)(4)(c). However, if (i) and/or (ii) below apply, §414(u)(8)(C) on the basis of the individual's average actual the maximum (non-rollover) contribution that can be made to all Employee Contributions or Elective Deferrals for the lesser of: the Participant's Roth IRAs (including to this Designated Roth (a) the 12-month period of service with the Employer IRA which must be a non-Rollover Contribution) for a Taxable immediately prior to Qualified Military Service; or (b) the actual Year is the smaller amount determined under (i) or (ii). length of continuous service with the Employer. (i) General. The maximum contribution is 3.12 DESIGNATED IRA CONTRIBUTIONS. The phased out ratably between certain levels of modified adjusted Employer in its Adoption Agreement may elect to permit gross income ("modified AGI," defined in Section Participants to make Designated IRA Contributions to its Plan. 3.12(C)(4)(b)) as follows: Designated IRA Contributions are subject to the provisions of this Section 3.12. Filing Full Phase-out No Status Contribution Range Contribution (A) Effective Date. The Employer may elect in its Adoption Agreement to apply the Designated IRA Contribution Single/ $95,000 $95,000- $110,000 or provisions. The Employer may accept Designated IRA Head of or less $110,000 more Contributions during such Plan Year only if the Employer elects Household to apply the provisions of this Section 3.12 (or otherwise adopted a good faith amendment under Code §408(q)), prior to Joint/Qualifying $150,000 $150,000- $160,000 or the Plan Year for which the Designated IRA Contribution Widow(er) or less $160,000 more provisions will apply. Married- $0 $0-$10,000 $10,000 or (B) Traditional or Roth IRA. The Employer in its Adoption Separate more Agreement may elect to treat Designated IRA Contributions as traditional IRA contributions, as Roth IRA contributions or as If the Participant's modified AGI for a Taxable Year is in the consisting of either type, at the Participant's election. phase-out range, the maximum contribution determined above for that Taxable Year is rounded up to the next multiple of $10 (C) Account or Annuity. The Employer in its Adoption and is not reduced below $200. Agreement may elect to establish Accounts to receive Designated IRA Contributions either as individual retirement (ii) Roth and non-Roth IRA contributions. If accounts, as individual retirement annuities or as consisting of the Participant makes (non-rollover) contributions to both Roth either type, at the Participant's election. and non-Roth IRAs for a Taxable Year, the maximum contribution that can be made to all of the Participant's Roth © 2014 Great-West Trust Company, LLC or its suppliers 37

Defined Contribution Prototype Plan IRAs for that Taxable Year is reduced by the contributions made invested in life insurance contracts and a Participant may not to the Participant's non-Roth IRAs for the Taxable Year. borrow from a Designated IRA Contributions Account or take such amounts into account in determining the maximum amount (iii) Conversion. After December 31, 2009, a available for a loan from the Participant's other Plan assets. The Participant may convert a Designated non-Roth IRA Plan Administrator or Trustee/Custodian may not cause Contributions Account to a Designated Roth IRA Contributions Designated IRA Contribution Accounts to be commingled with Account in accordance with Treas. Reg. §1.408A-4. A any non-Plan assets. Any Designated IRA Contribution Account Participant may not effect a conversion by means of contributing is established for the exclusive benefit of the affected Participant a Rollover Contribution to his/her Designated IRA under this and his/her Beneficiaries. No part of the Trust attributable to Plan. Designated IRA Contributions may be invested in collectibles as described in Code §408(m), except as may be permitted under (b) Modified AGI. For purposes of Section Code §408(m)(3). 3.12(C)(4)(a), a Participant's modified AGI for a Taxable Year is defined in Code §408A(c)(3)(C)(i) and does not include any (E) Participant Contribution and Designation. A Participant amount included in adjusted gross income as a result of a may make Designated IRA Contributions directly or through non-Roth IRA conversion. payroll withholding as the Plan Administrator may permit. At the time of the Participant's contribution (or when the (c) Compensation. For purposes of Section Designated IRA Contribution is withheld from payroll), the 3.12(C)(4)(a), Compensation is defined as wages, salaries, Participant must designate the contribution as a Designated IRA professional fees, or other amounts derived from or received for Contribution and if applicable, also must designate whether the personal services actually rendered (including, but not limited to contribution is traditional or Roth and whether the account is an commissions paid salesmen, compensation for services on the individual retirement account or an individual retirement basis of a percentage of profits, commissions on insurance annuity. premiums, tips, and bonuses) and includes earned income, as defined in Code §401(c)(2) (reduced by the deduction the (F) Treatment as IRA. For all purposes of the Code except as Self-Employed Individual takes for contributions made to a otherwise provided in this Section 3.12, Designated IRA self-employed retirement plan). For purposes of this definition, Contributions are subject to the IRA rules under Code §§408 Code §401(c)(2) shall be applied as if the term "trade or and 408A as applicable. Designated IRA Contributions are not business" for purposes of Code §1402 included service Annual Additions under Section 4.05(A) and are not subject to described in subsection (c)(6). Compensation does not include any testing under Article IV. amounts derived from or received as earnings or profits from property (including but not limited to interest and dividends) or (G) Reporting. The Designated IRA Contribution Trustee or amounts not includible in gross income. Compensation also does Custodian must comply with all Code §408(i) reporting not include any amount received as a pension or annuity or as requirements, including providing required information deferred compensation. Compensation includes any amount regarding RMDs. includible in the Participant's gross income under Code §71 with respect to a divorce or separation instrument described in Code (H) Distribution/RMDs. Designated IRA Contribution §71(b)(2)(A). In the case of a married Participant filing a joint Accounts are distributable under Section 6.01(C)(4)(g) and are return, the greater compensation of his or her spouse is treated as subject to the RMD requirements of Section 6.02 (and to the the Participant's Compensation, but only to the extent that such Adoption Agreement elections described therein) except that: spouse's compensation is not being used for purposes of the (1) the Participant's RBD (only as it relates to the Designated spouse making a contribution to a Roth IRA or a deductible IRA Contribution Account) is determined under Section contribution to a non-Roth IRA. 6.02(E)(7)(a) referencing age 70 1/2 and without regard to 5% owner or continuing employment status; (2) if the Designated (D) Accounting and Investments. The Plan Administrator IRA Contribution Account is a Roth Account, there are no may cause Designated IRA Contributions to be held and lifetime RMDs; and (3) to the extent that the provisions of invested: (1) in a separate trust for each Participant; (2) as a Section 6.02 differ, RMDs from Designated IRA Contribution single trust holding all Participant Designated IRA Accounts otherwise are subject to the required minimum Contributions; or (3) as part of a single trust holding all of the distribution rules applicable to IRAs under Code §§408(a)(6) or assets of the Plan. If the Plan Administrator establishes a single 408A(c)(5) as applicable, and under the corresponding Treasury trust under clause (2) or (3), the Plan Administrator must regulations, which are incorporated by reference herein. account separately for each Participant's Designated IRA Contributions and for the Earnings attributable thereto. If the 3.13 DEDUCTIBLE EMPLOYEE CONTRIBUTIONS Designated IRA Contributions are invested in an individual (DECs). A DEC is a Deductible Employee Contribution made to retirement annuity, the Plan Administrator may establish the Plan for a Taxable Year commencing prior to 1987. If a separate annuity contracts for each Participant's Designated IRA Participant has made DECs to the Plan, the Plan Administrator Contributions or may establish a single annuity contract for all must maintain a separate Account for the Participant's DECs as Participants, with separate accounting for each Participant. If the adjusted for Earnings, including DECs which are part of a Plan Administrator establishes a single annuity contract, such Rollover Contribution described in Section 3.08. The DECs contract must be separate from any other annuity contract under Account is part of the Participant's Account for all purposes of the Plan. The Plan Administrator also may invest Designated the Plan, except for purposes of determining the Top-Heavy IRA Contributions in any common or collective fund under Ratio under Section 10.01. The Plan Administrator may not use Sections 8.02 or 8.09. The Trust provisions of Article VIII a Participant's DECs Account to purchase life insurance on the otherwise apply to the investment of Designated IRA Participant's behalf. DECs are distributable under Section Contributions except that no part of such contributions may be 6.01(C)(4)(e). © 2014 Great-West Trust Company, LLC or its suppliers 38

Defined Contribution Prototype Plan ARTICLE IV LIMITATIONS AND TESTING 4.01 ANNUAL ADDITIONS LIMIT. The amount of Annual Additions which the Plan Administrator may allocate (1) Break-up of an affiliate employer or an affiliated under this Plan to a Participant's Account for a Limitation Year service group. For purposes of aggregating plans for Code may not exceed the Annual Additions Limit. §415, a Formerly Affiliated Plan of an employer is taken into account for purposes of applying the Code §415 limitations to (A) Actions to Prevent Excess Amount. If the Annual the employer, but the Formerly Affiliated Plan is treated as if it Additions the Plan Administrator otherwise would allocate had terminated immediately prior to the Cessation of Affiliation. under the Plan to a Participant's Account for the Limitation Year would exceed the Annual Additions Limit, the Plan (2) Mid-year Aggregation. Two or more Defined Administrator will not allocate the Excess Amount, but instead Contribution Plans that are not Code §415 Aggregated Plans as will take any reasonable, uniform and nondiscriminatory action of the first day of a Limitation Year do not fail to satisfy the the Plan Administrator determines necessary to avoid allocation requirements of Code §415 with respect to a Participant for the of an Excess Amount. Such actions include, but are not limited Limitation Year merely because later in that Limitation Year to, those described in this Section 4.01(A). If the Plan is a they become Code §415 Aggregated Plans, provided that no 401(k) Plan, the Plan Administrator may apply this Section 4.01 Annual Additions are credited to the Participant's Account after in a manner which maximizes the allocation to a Participant of the date on which the Plans are required to be aggregated. Employer Contributions (exclusive of the Participant's Elective Deferrals). Notwithstanding any contrary Plan provision, the (B) Combined Plans Limitation. The amount of Annual Plan Administrator, for the Limitation Year, may: (1) suspend or Additions which the Plan Administrator may allocate under this limit a Participant's additional Employee Contributions or Plan to a Participant's Account for a Limitation Year may not Elective Deferrals; (2) notify the Employer to reduce the exceed the Combined Plans Limitation. Employer's future Plan contribution(s) as necessary to avoid allocation to a Participant of an Excess Amount; or (3) suspend (1) Prevention. If the amount the Employer otherwise or limit the allocation to a Participant of any Employer would allocate to the Participant's Account under this Plan Contribution previously made to the Plan (exclusive of Elective would cause the Annual Additions for the Limitation Year to Deferrals) or of any Participant forfeiture. If an allocation of exceed this Section 4.02(B) Combined Plans Limitation, the Employer Contributions previously made (excluding a Employer will reduce the amount of its allocation to that Participant's Elective Deferrals) or of Participant forfeitures Participant's Account in the manner described in Section would result in an Excess Amount to a Participant's Account, the 4.01(A), so the Annual Additions under all of the Code §415 Plan Administrator will allocate the Excess Amount to the Aggregated Plans for the Limitation Year will equal the Annual remaining Participants who are eligible for an allocation of Additions Limit. Employer Contributions for the Plan Year in which the Limitation Year ends. The Plan Administrator will make this (2) Correction. If the Plan Administrator allocates to a allocation in accordance with the Plan's allocation method as if Participant an amount attributed to this Plan under Section the Participant whose Account otherwise would receive the 4.02(D) which exceeds the Combined Plans Limitation, the Plan Excess Amount is not eligible for an allocation of Employer Administrator must dispose of the Excess Amount in accordance Contributions. If the Plan Administrator allocates to a with Section 4.03. Participant an Excess Amount, the Plan Administrator must dispose of the Excess Amount in accordance with Section 4.03. (C) Estimated and Actual Compensation. Prior to the determination of the Participant's actual Compensation for the (B) Estimated and Actual Compensation. Prior to the Limitation Year, the Plan Administrator may determine the determination of the Participant's actual Compensation for the Combined Plans Limitation on the basis of the Participant's Limitation Year, the Plan Administrator may determine the estimated annual Compensation for such Limitation Year. The Annual Additions Limit on the basis of the Participant's Plan Administrator will make this determination on a reasonable estimated annual Compensation for such Limitation Year. The and uniform basis for all Participants similarly situated. The Plan Administrator will make this determination on a reasonable Plan Administrator must reduce the allocation of any Employer and uniform basis for all Participants similarly situated. The Contribution (including the allocation of Participant forfeitures) Plan Administrator must reduce the allocation of any Employer based on estimated annual Compensation by any Excess Contribution (including the allocation of Participant forfeitures) Amounts carried over from prior years. As soon as is based on estimated annual Compensation by any Excess administratively feasible after the end of the Limitation Year, Amounts carried over from prior years. As soon as is the Plan Administrator will determine the Combined Plans administratively feasible after the end of the Limitation Year, Limitation on the basis of the Participant's actual Compensation the Plan Administrator will determine the Annual Additions for such Limitation Year. Limit on the basis of the Participant's actual Compensation for such Limitation Year. (D) Ordering Rules. If a Participant's Annual Additions under this Plan and the Code §415 Aggregated Plans result in an 4.02 ANNUAL ADDITIONS LIMIT CODE §415 Excess Amount, such Excess Amount will consist of the AGGREGATED PLANS. Amounts last allocated. The Plan Administrator will determine the Amounts last allocated by treating the Annual Additions (A) Aggregation of Code §415 Aggregated Plans. For attributable to a simplified employee pension as allocated first, purposes of applying the Annual Additions Limit, all Code §415 followed by allocation to a welfare benefit fund or individual Aggregated Plans are treated as one plan. medical account, irrespective of the actual allocation date. If the © 2014 Great-West Trust Company, LLC or its suppliers 39

Defined Contribution Prototype Plan Plan Administrator allocates an Excess Amount to a Participant §411(a)(7)(B) (in accordance with Code §411(a)(7)(C)) and on an allocation date of this Plan which coincides with an Code §411(a)(3)(D) or repayment of contributions to a allocation date of another plan, the Excess Amount attributed to governmental plan (as defined in Code §414(d)) as described in this Plan will equal the product of: Code §415(k)(3), as well as Employer restorations of benefits that are required pursuant to such repayments. (1) the total Excess Amount allocated as of such date, multiplied by (2) Date of tax-exempt Employer Contributions. Notwithstanding anything in the Plan to the contrary, in the case (2) the ratio of (a) the Annual Additions allocated to the of an Employer that is exempt from Federal income tax Participant as of such date for the Limitation Year under the (including a governmental employer), Employer Contributions Plan to (b) the total Annual Additions allocated to the are treated as credited to a Participant's account for a particular Participant as of such date for the Limitation Year under this Limitation Year only if the contributions are actually made to Plan and the Code §415 Aggregated Plans. the Plan no later than the 15th day of the tenth calendar month following the end of the calendar year or fiscal year (as (E) Disposition of Allocated Excess Amount Attributable to applicable, depending on the basis on which the Employer keeps Plan. The Plan Administrator will dispose of any allocated its books) with or within which the particular Limitation Year Excess Amounts described in and attributed to this Plan under ends. Section 4.02(D) as provided in Section 4.03. (B) Annual Additions Limit. Annual Additions Limit means (F) Override. The Employer in Appendix B may specify the lesser of: (i) $40,000 (or, if greater, the $40,000 amount as overriding provisions which will apply to satisfy the adjusted under Code §415(d)), or (ii) 100% of the Participant's 0requirements of Code §415 and the applicable regulations if the Compensation paid or accrued for the Limitation Year. If there Employer maintains more than one qualified plan. is a short Limitation Year because of a change in Limitation Year, the Plan Administrator will multiply the $40,000 (as 4.03 DISPOSITION OF EXCESS ANNUAL adjusted) limitation by the following fraction: ADDITIONS. If a Participant's Account exceeds the Annual Additions Limit for the Limitation Year, then the Plan may Number of months (or fractional parts thereof) in the short correct such excess in accordance with the Employee Plans Limitation Year Compliance Resolution System (EPCRS). 12 4.04 NO COMBINED DCP/DBP LIMITATION. If the The 100% Compensation limitation in clause (ii) above does not Employer maintains a Defined Benefit Plan, or has ever apply to any contribution for medical benefits within the maintained a Defined Benefit Plan which the Employer has meaning of Code §401(h) or Code §419A(f)(2) which otherwise terminated, this Plan does not calculate a combined 415 limit is an Annual Addition. based on the Defined Benefit Plan and this Plan. (1) Certain contributions treated as made to a Defined 4.05 DEFINITIONS: SECTIONS 4.01-4.04. The following Contribution Plan. Solely for purposes of Sections 4.01 definitions apply for purposes of Sections 4.01 through 4.04, and through 4.04, the following contributions are treated as supersede any contrary definitions in Article I: contributions to a Defined Contribution Plan: (i) mandatory employee contributions under Code §411(c)(2)(C) made to a (A) Annual Additions. Annual Additions means the sum of the Defined Benefit Plan maintained by the Employer, unless such following amounts allocated to a Participant's Account for a contributions are "picked up" by the Employer under Code Limitation Year: (1) Employer Contributions (including Elective §414(h)(2); (ii) contributions to an individual medical account Deferrals); (2) forfeitures; (3) Employee Contributions; (4) (as defined in Code §415(l)(2)) included as part of a Defined amounts allocated to an individual medical account (as defined Benefit Plan or annuity plan under Code §401(h) maintained by in Code §415(l)(2)) included as part of a pension or annuity plan the Employer; and (iii) a welfare benefit fund under Code maintained by the Employer; (5) contributions paid or accrued §419(e) maintained by the Employer to the extent there are attributable to post-retirement medical benefits allocated to the post-retirement medical benefits allocated to the separate separate account of a key-employee (as defined in Code account of a key employee (as defined in Code §419A(d)(3)). §419A(d)(3)) under a welfare benefit fund (as defined in Code §419(e)) maintained by the Employer; (6) amounts allocated (2) Change of Limitation Year/Plan termination. The under a Simplified Employee Pension Plan; and (7) corrected Employer may change the Limitation Year only by a Plan (distributed) Excess Contributions under Section 4.10(B)(8) and amendment. If the Employer terminates the Plan effective as of corrected (distributed) Excess Aggregate Contributions under a date other than the last day of the Limitation Year, then the Section 4.10(C)(8). Plan is treated as if the Plan had been amended to change its Limitation Year. (1) Exclusions. Annual Additions do not include: (a) Catch-Up Contributions; (b) Excess Deferrals which the Plan (C) Cessation of Affiliation. A Cessation of Affiliation means Administrator corrects by distribution by April 15 of the the event that causes an entity to no longer be aggregated with following calendar year; (c) Designated IRA Contributions; (d) one or more other entities as a single employer under the Restorative Payments; (e) Transfers to this Plan; (f) Rollover employer affiliation rules described in Treas. Reg. Contributions (as described in Code §§401(a)(31), 402(c)(1), §§1.415(a)-1(f)(1) and (2) (such as the sale of a subsidiary 403(a)(4), 403(b)(8), 408(d)(3), and 457(e)(16)); (g) In-Plan outside a controlled group), or that causes a plan to not actually Roth Rollovers, (h) Repayments of loans made to a Participant be maintained by any of the entities that constitute the employer from the Plan; and (i) Repayments of amounts described in Code under the employer affiliation rules of Treas. Reg. © 2014 Great-West Trust Company, LLC or its suppliers 40

Defined Contribution Prototype Plan §§1.415(a)-1(f)(1) and (2) (such as a transfer of plan and will take into account tax-exempt organizations under Treas. sponsorship outside of a controlled group). Reg. §1.414(c)-5. If this Plan is a Multiple Employer Plan, then as to each Participating Employer, the term "Employer" means (D) Code §415 Aggregated Plans. Code §415 Aggregated the Participating Employer and any Related Employer to the Plans means all Defined Contribution Plans (without regard to Participating Employer. whether a plan has been terminated) ever maintained by the Employer (or a Predecessor Employer) under which the (H) Excess Amount. Excess Amount means the excess of the Participant receives Annual Additions and as described under Participant's Annual Additions for the Limitation Year over the Treas. Reg. §1.415(f)-1. Annual Additions Limit. (E) Combined Plans Limitation. The Combined Plans (I) Formerly Affiliated Plan. Formerly Affiliated Plan means Limitation means the Annual Additions Limit, reduced by the a plan that, immediately prior to the Cessation of Affiliation, sum of any Annual Additions allocated to the Participant's was actually maintained by one or more of the entities that accounts for the same Limitation Year under the Code §415 constitute the Employer (as determined under the employer Aggregated Plans. affiliation rules described in Treas. Reg. §§1.415(a)-1(f)(1) and (2)), and immediately after the cessation of affiliation, is not (F) Compensation. Compensation for purposes of Code §415 actually maintained by any of the entities that constitute the testing means Compensation as defined in Section 1.11(B)(1), Employer (as determined under the employer affiliation rules (2), (3), or (4), except: (i) Compensation includes Elective described in Treas. Reg. §§1.415(a)-1(f)(1) and (2)). Deferrals under Section 1.11(D), irrespective of whether the Employer has elected in its Adoption Agreement to include (J) Limitation Year. See Section 1.34. Elective Deferrals in Compensation for allocation purposes; (ii) Compensation for the entire Limitation Year is taken into (K) Predecessor Employer. Predecessor Employer means a account even if the Employer in its Adoption Agreement has former employer with respect to a participant in a plan elected to include only Participating Compensation for maintained by an employer if the employer maintains a plan allocation purposes; (iii) Compensation includes regular pay under which the participant had accrued a benefit while Post-Severance Compensation under Section 1.11(I)(1)(a) performing services for the employer, but only if that benefit is regardless of whether the Employer elected in its Adoption provided under the plan maintained by the employer. For this Agreement under Section 1.11 to exclude such amounts in purpose, the formerly affiliated plan rules in Treas. Reg. allocation Compensation; (iv) if the Employer elects on §1.415(f)-1(b)(2) apply as if the Employer and Predecessor Appendix B to use different selections for Post-Severance Employer constituted a single employer under the rules Compensation under this Section 4.05(F) than it does under described in Treas. Reg. §§1.415(a)-1(f)(1) and (2) immediately Section 1.11, then Compensation includes or excludes such prior to the cessation of affiliation (and as if they constituted other items of Post-Severance Compensation as the Employer two, unrelated employers under the rules described in Treas. elected in Appendix B, without regard to whether the Employer Reg. §§1.415(a)-1(f)(1) and (2) immediately after the cessation elected under Section 1.11 to include or to exclude such of affiliation) and cessation of affiliation was the event that amounts in allocation Compensation and (v) except as elected gives rise to the predecessor employer relationship, such as a under (iv), any other Compensation adjustment or exclusion the transfer of benefits or plan sponsorship. With respect to an Employer has elected in its Adoption Agreement for allocation Employer of a Participant, a former entity that antedates the purposes does not apply. Employer is a Predecessor Employer with respect to the Participant if, under the facts and circumstances, the Employer (1) "First few weeks rule." If the Employer elects in constitutes a continuation of all or a portion of the trade or Appendix B, the Plan Administrator on a uniform and consistent business of the former entity. basis as to similarly situated Participants, will include in Compensation for Code §415 purposes Compensation earned in (L) Restorative Payment. A Restorative Payment means a such Limitation Year but which, solely because of pay period payment made to restore losses to a Plan resulting from actions and pay date timing, is paid in the first few weeks of the next by a fiduciary for which there is reasonable risk of liability for following Limitation Year as described in Treas. Reg. breach of a fiduciary duty under ERISA or under other §1.415(c)-2(e)(2). This Section 4.05(F)(1) applies to Code §415 applicable federal or state law, where Participants who are testing Compensation but does not affect Compensation for similarly situated are treated similarly with respect to the allocation purposes. payments. Generally, payments are Restorative Payments only if the payments are made in order to restore some or all of the (2) Differential Wage Payment. For years beginning Plan's losses due to an action (or a failure to act) that creates a after December 31, 2008, the Plan treats a Differential Wage reasonable risk of liability for such a breach of fiduciary duty Payment to an Employee as Compensation for purposes of: (i) (other than a breach of fiduciary duty arising from failure to application the Annual Additions Limit; (ii) application of remit contributions to the Plan). This includes payments to the Article X (top-heavy); (iii) determination of HCEs under Section Plan made pursuant to a DOL order, the DOL's Voluntary 1.22(E); and (iv) application of the 5% Gateway Contribution Fiduciary Correction Program, or a court-approved settlement, requirement described in Section 4.07(A). to restore losses to a qualified Defined Contribution Plan on account of the breach of fiduciary duty (other than a breach of (G) Employer. Employer means the Signatory Employer and fiduciary duty arising from failure to remit contributions to the any Related Employer. Solely for purposes of applying the Plan). Payments made to the Plan to make up for losses due Annual Additions Limit, the Plan Administrator will determine merely to market fluctuations and other payments that are not Related Employer status by modifying Code §§414(b) and (c) in made on account of a reasonable risk of liability for breach of a accordance with Code §415(h) and Treas. Reg. §1.415(a)-1(f)(1) fiduciary duty under ERISA are not Restorative Payments and © 2014 Great-West Trust Company, LLC or its suppliers 41

Defined Contribution Prototype Plan generally constitute contributions that are considered Annual imputed permitted disparity under Treas. Reg. §1.401(a)(4)-7; Additions. (vii) application of restructuring under Treas. Reg. §1.401(a)(4)-9; (viii) application of the average benefit test 4.06 ANNUAL TESTING ELECTIONS. The Plan under Code §410(b)(2), except as limited under Section 3.06(F); Administrator may elect to test for coverage and (ix) application of permissive aggregation under Code nondiscrimination by applying, as applicable, annual testing §410(b)(6)(B); (x) application of the "qualified separate line of elections under this Section 4.06. business rules" under Code §410(b)(5); (xi) shifting Elective Deferrals from the ADP test to the ACP test; (xii) shifting (A) Changes and Uniformity. In applying any testing election, QMACs from the ACP test to the ADP test; or (xiii) application the Plan Administrator may elect to apply or not to apply such of the "2 1/2 month rule" in the ADP test under Treas. Reg. election in any Testing Year, consistent with this Section 4.06. §1.401(k)-2(a)(4)(i)(B)(2). However, the Plan Administrator will apply the testing elections in effect within a Testing Year uniformly to all similarly situated (1) Application of otherwise excludible employees and Participants. early participation rules. In applying the OEE and EP rules in clauses (i) and (ii) of Section 4.06(C) above, the Plan (B) Plan Specific Elections. The Employer in its Adoption Administrator will apply the following provisions. Agreement must elect for the Plan Administrator to apply the following annual testing elections: (1) nondiscrimination testing (a) Definitions of Otherwise Excludible under the ADP and ACP tests as a Traditional 401(k) Plan; (2) Employees and Includible Employees. For purposes of this no nondiscrimination testing as a Safe Harbor 401(k) Plan or Section 4.06(C), an Otherwise Excludible Employee means a nondiscrimination testing under the ACP test as an ADP only Participant who has not reached the Cross-Over Date. For Safe Harbor 401(k) Plan; (3) no nondiscrimination testing as a purposes of this Section 4.06(C), an Includible Employee means SIMPLE 401(k) Plan; (4) the top-paid group election under a Participant who has reached the Cross-Over Date. Code §414(q)(1)(B)(ii); (5) the calendar year data election under Notice 97-45; (6) Current or Prior Year Testing as a Traditional (b) Satisfaction of coverage. To apply the OEE or 401(k) Plan or as an ADP only Safe Harbor 401(k) Plan under EP rules for nondiscrimination testing, the Plan must satisfy Treas. Reg. §§1.401(k)-2(a)(2)(ii) and 1.401(m)-2(a)(2)(ii) as coverage as to the disaggregated plans under Code applicable; and (7) any other testing election which the IRS in §410(b)(4)(B). the future specifies in written guidance as being subject to a requirement of the Employer making a Plan (versus an (c) Definition of Cross-Over Date. The Cross-Over operational) election. Date under the OEE rule means the date on which an Employee changes status from the disaggregated plan benefiting the (1) Special Rules relating to ADP/ACP Testing. If the Otherwise Excludible Employees to the disaggregated plan Adoption Agreement elects both ADP test safe harbor status and benefiting the Includible Employees. The Cross-Over Date has nondiscrimination testing under the ADP test, the elections the same meaning under the EP rule except it is limited only to relating to Safe Harbor status will apply only to a disaggregated NHCEs. Under the EP rule, all HCE Participants remain subject plan under Treas. Reg. §1.401(k)-1(b)(4) which is a Safe Harbor to nondiscrimination testing. 401(k) Plan under Section 3.05. If a disaggregated plan is a Safe Harbor 401(k) Plan and there are other disaggregated plans (d) Determination of Cross-Over Date. The Plan which are not Safe Harbor 401(k) Plans (such as through Administrator may elect to determine the Cross-Over Date for operation of the OEE rule described in Section 4.06(C) and an Employee by applying any date which is not later than the Section 3.05(D)), Current Year Testing will apply to the maximum permissible entry date under Code §410(a)(4). disaggregated plan covering Otherwise Excludible Employees unless the Employer otherwise elects in the Adoption (e) Amounts in testing in Cross-Over Plan Year. Agreement. See Section 3.05(I)(1) regarding ADP and ACP For purposes of the OEE rule, the Plan Administrator will count testing in connection with the maybe notice. See Section the total Plan Year Elective Deferrals, Matching Contributions, 3.05(G) regarding the application of the ACP test to Employee Employer Contributions, and Compensation in the Includible Contributions if the Plan qualifies for the ACP test safe harbor. Employees plan test for the Employees who become Includible See Section 3.10(G)(5) regarding SIMPLE 401(k) plans. Employees at any time during such Plan Year. For purposes of applying the EP rule, the Plan Administrator will count the (C) Operational Elections. The Plan Administrator Elective Deferrals, Matching Contributions, Employer operationally may apply any testing election available under Contributions, and Compensation in the single test for the Treasury regulations or other guidance published in the Internal Includible Employees, but only such of these items as are Revenue Bulletin, other than those plan specific elections attributable to the period on and following the Cross-Over Date. described in 4.06(B), including but not limited to: (i) the "otherwise excludible employees rule" ("OEE rule") under Code (f) Application of other conventions. §410(b)(4)(B); (ii) the "early participation rule" ("EP rule") Notwithstanding Sections 4.06(C)(1)(c), (d), and (e) the Plan under Code §§401(k)(3)(F) and 401(m)(5)(C); (iii) except as Administrator under a Restated Plan operationally may apply the Section 4.07 may limit, the application of any Code §414(s) Plan terms commencing in the Plan Year beginning after the nondiscriminatory definition of compensation for Employer executes the Restated Plan in lieu of applying the Plan nondiscrimination testing, regardless of the Plan's definitions of terms retroactive to the Plan's restated Effective Date; and (iii) Compensation for any other purpose; (iv) application of the the Plan Administrator operationally may apply any other general nondiscrimination test under Treas. Reg. reasonable conventions, uniformly applied within a Plan Year. §1.401(a)(4)-2(c); (v) application of the "compensation ratio test" under Treas. Reg. §1.414(s)-1(d)(3); (vi) application of © 2014 Great-West Trust Company, LLC or its suppliers 42

Defined Contribution Prototype Plan (g) Allocations not effected by testing. The Plan minimum aggregate allocation gateway as further defined in Administrator's election to apply the OEE or EP rules for testing Treas. Reg. §1.401(a)(4)-9(b)(2)(v). does not control the Plan allocations, or the Compensation or Elective Deferrals taken into account for Plan allocations. The (B) Eligibility for Gateway Contribution. The Plan Plan Administrator will determine Plan allocations, and Administrator will allocate any Gateway Contribution for a Plan Compensation and Elective Deferrals for Plan allocations, based Year to each NHCE Participant who receives an allocation of on the Employer's Adoption Agreement elections, including any Employer Contribution or Nonelective Contribution for elections relating to Participating Compensation or Plan Year such Plan Year. The Plan Administrator will allocate the Compensation. For this purpose, an election of Participating Gateway Contribution without regard to any allocation Compensation means Compensation and Elective Deferrals on conditions under Section 3.06 otherwise applicable to Employer and following the Cross-Over Date as to the allocations for the Contributions or Nonelective Contributions under the Plan. disaggregated plan benefiting the Includible Employees. However, if the Plan Administrator disaggregates the Plan for testing pursuant to the OEE rule under Section 4.06(C), the (D) Election Timing. Except where the Plan specifies another Otherwise Excludible Employees will not receive an allocation deadline for making a Plan specific annual testing election under of any Gateway Contribution. Section 4.06(B), the Plan Administrator may make any such testing election, and the Employer must amend the Plan as (C) Amount of Gateway Contribution. The Plan necessary to reflect the election, by the end of the Testing Year. Administrator will allocate any Gateway Contribution pro rata The Plan Administrator may make operational testing elections based on the Compensation of each Participant who receives a under Section 4.06(C). If the Employer is correcting an Gateway Contribution allocation for the Plan Year, but in no operational Plan failure under EPCRS, the Employer may make event will an allocation of the Gateway Contribution to any an annual testing election for any Testing Year at the time the Participant exceed the lesser of: (1) 5% of Compensation; or (2) Employer makes the correction. one-third (1/3) of the Highest Allocation Rate for the Plan Year. The Plan Administrator will reduce (offset) the Gateway (E) Coverage Transition Rule. The Plan Administrator in Contribution allocation for a Participant under either the 5% or determining the Plan's compliance with the coverage the 1/3 Gateway Contribution alternative, by the amount of any requirements of Code §410(b), in the case of certain acquisitions other Employer Contributions or Nonelective Contributions the or dispositions described in Code §410(b)(6)(C) and in the Plan Administrator allocates (including forfeitures allocated as regulations thereunder, will apply the "coverage transition rule" an Employer Contribution or Nonelective Contribution and Safe described therein. Harbor Nonelective Contributions, but excluding other QNECs, as defined under Section 1.38(C)) for the same Plan Year to 4.07 TESTING BASED ON BENEFITS. In applying the such Participant; provided that if an NHCE is receiving only a general nondiscrimination test under Section 4.06(C) to any QNEC and the QNEC amount equals or exceeds the Gateway non-uniform Plan allocation, the Plan Administrator may elect Contribution, the QNEC satisfies the Gateway Contribution to test using allocation rates or using equivalent accrual (benefit) requirement as to that NHCE. Notwithstanding the foregoing, rates ("EBRs") as defined in Treas. Reg. §1.401(a)(4)-(8)(b)(2). the Employer may increase the Gateway Contribution to satisfy In the event that the Plan Administrator elects to test using the provisions of Treas. Reg. §1.401(a)(4)-9(b)(2)(v)(D) if the EBRs, the Plan must comply with this Section 4.07. Plan consists (for nondiscrimination testing purposes) of one or more Defined Contribution Plans and one or more Defined (A) Gateway Contribution. Except as provided in Section Benefit Plans. 4.07(A)(2), if the Plan Administrator will perform nondiscrimination testing using EBRs, the Employer must make (D) Compensation for 5% Gateway Contribution. For a Gateway Contribution. allocation purposes under the 5% Gateway Contribution alternative, "Compensation" means under Section 4.05(F) except (1) Definition of Gateway Contribution. A Gateway that Compensation is limited to Participating Compensation. Contribution is an additional Employer Contribution or Nonelective Contribution in an amount necessary to satisfy the (E) Compensation for Determination of Highest Rate and minimum allocation gateway requirement described in Treas. 1/3 Gateway Contribution. The Plan Administrator under the Reg. §1.401(a)(4)-8(b)(1)(vi). 1/3 Gateway Contribution alternative: (i) will determine the Highest Allocation Rate and the resulting Gateway Contribution (2) Exception to Gateway Contribution requirement. rate for the NHCE Participants entitled to the Gateway An Employer is not required to make any Gateway Contribution Contribution; and (ii) will allocate the Gateway Contribution, in the event that the Employer's elected allocation under Section based on Compensation the Employer elects in its Adoption 4.07(A) satisfies; (a) the "broadly available allocation rate" Agreement, provided that such definition satisfies Code §414(s) requirements; (b) the "age-based allocation with a gradual age or and if it does not, the Plan Administrator will allocate the service schedule" requirements; or (c) the uniform target benefit Gateway Contribution based on a Code §414(s) definition which allocation requirements each as described in Treas. Reg. the Plan Administrator operationally selects. §1.401(a)(4)-8(b)(1)(B). Moreover, an Employer is not required to make any Gateway Contribution in the event that the Plan is (1) Definition of Highest Allocation Rate. The Highest permissively aggregated (pursuant to Section 4.06(C)(ix)) with Allocation Rate means the greatest allocation rate of any HCE one or more defined benefit plans for purposes of coverage and Participant and is equal to the Participant's total Employer nondiscrimination testing under Treas. Reg. §1.401(a)(4)-8(b)(2) Contribution or Nonelective Contribution allocation (including and the aggregated plan is eligible to be tested on a benefits any QNECs, Safe Harbor Nonelective Contributions and basis, either because the aggregated plan is primarily defined forfeitures allocated as a Nonelective Contribution or forfeitures benefit in character, or the aggregated plan provided the © 2014 Great-West Trust Company, LLC or its suppliers 43

Defined Contribution Prototype Plan allocated as a Money Purchase Pension Contribution) divided by Taxable Year (or if later, the date permitted under Code §§7503 his/her Compensation, as described in this Section 4.07(E). or 7508A). See Section 4.11(C)(1) as to Gap Period income. (F) Employer Contribution Excludes Match. For purposes of (6) 415 interaction. If the Plan Administrator distributes this Section 4.07, an Employer Contribution excludes Matching the Excess Deferrals by the April 15 deadline under Section Contributions. 4.10(A)(5), the Excess Deferrals are not an Annual Addition under Section 4.05, and the Plan Administrator may make the 4.08 AMENDMENT TO PASS TESTING. In the event distribution irrespective of any other provision under this Plan or that the Plan fails to satisfy Code §§410(b) or 401(a)(4) in any under the Code. Elective Deferrals distributed to a Participant as Plan Year, the Employer may elect to amend the Plan consistent an Excess Amount in accordance with Section 4.03 are not taken with Treas. Reg. §1.401(a)(4)-11(g) to correct the failure, or as into account in determining the Participant's Elective Deferral otherwise permitted in the regulation. The Employer may make Limit. such an amendment in any form or manner as the Employer deems reasonable, but otherwise consistent with Section 11.02. (7) ADP interaction. The Plan Administrator will reduce Any amendment under this Section 4.08 will not affect reliance the amount of Excess Deferrals for a Taxable Year distributable on the Plan's Opinion Letter or Advisory Letter. to a Participant by the amount of Excess Contributions (as determined in Section 4.10(B)), if any, previously distributed to 4.09 APPLICATION OF COMPENSATION LIMIT. The the Participant for the Plan Year beginning in that Taxable Year. Plan Administrator in performing any nondiscrimination testing under this Article IV will limit each Participant's Compensation (8) More than one plan. If a Participant participates in to the amount described in Section 1.11(E). another plan subject to the Code §402(g) limitation under which he/she makes elective deferrals pursuant to a 401(k) Plan, 4.10 401(k) (OR OTHER PLAN) TESTING. The Plan elective deferrals under a SARSEP, elective contributions under Administrator will test Elective Deferrals, Matching a SIMPLE IRA or salary reduction contributions to a Contributions and Employee Contributions under the tax-sheltered annuity (irrespective of whether the Employer Employer's 401(k) Plan or other Plan as applicable, in maintains the other plan), the Participant may provide to the accordance with this Section 4.10. Plan Administrator a written claim for Excess Deferrals made to the Plan for a Taxable Year. The Participant must submit the (A) Annual Elective Deferral Limitation. A Participant's claim no later than the March 1 following the close of the Elective Deferrals for a Taxable Year may not exceed the particular Taxable Year and the claim must specify the amount Elective Deferral Limit. of the Participant's Elective Deferrals under this Plan which are Excess Deferrals. The Plan Administrator may require the (1) Definition of Elective Deferral Limit. The Elective Participant to provide reasonable evidence of the existence of Deferral Limit is the Code §402(g) limitation on each and the amount of the Participant's Excess Deferrals. If the Plan Participant's Elective Deferrals for each Taxable Year. If the Administrator receives a timely claim which it approves, the Participant's Taxable Year is not a calendar year, the Plan Plan Administrator will distribute the Excess Deferrals (as Administrator must apply the Code §402(g) limitation in effect adjusted for Allocable Income under Section 4.11(C)(1)) the for the calendar year in which the Participant's Taxable Year Participant has assigned to this Plan, in accordance with this begins. Section 4.10(A). If a Participant has Excess Deferrals because of making Elective Deferrals to this Plan and other plans of the (2) Definition of Excess Deferral. A Participant's Excess Employer (but where the Elective Deferral Limit is not exceeded Deferral is the amount of Elective Deferrals for a Taxable Year based on Deferrals to any single plan), the Participant for which exceeds the Elective Deferral Limit. purposes of this Section 4.10(A)(8) is deemed to have notified the Plan Administrator of this Plan of the Excess Deferrals. (3) Elective Deferral Limit. The Elective Deferral Limit is the amount as in effect under Code §402(g) ($16,500 in (9) Roth and Pre-Tax Deferrals. If a Participant who 2011), subject to adjustment by the Treasury in multiples of will receive a distribution of Excess Deferrals, in the Taxable $500 under Code §402(g)(4). Year for which the corrective distribution is made, has contributed both Pre-Tax Deferrals and Roth Deferrals, the Plan (4) Suspension after reaching limit. If, pursuant to a Administrator operationally will determine the Elective Deferral Salary Reduction Agreement or pursuant to a CODA election, Account source(s) from which it will direct the Trustee to make the Employer determines a Participant's Elective Deferrals to the the corrective distribution. The Plan Administrator also may Plan for a Taxable Year would exceed the Elective Deferral permit the affected Participant to elect the source(s) from which Limit, the Employer will suspend the Participant's Elective the Trustee will make the corrective distribution. However, the Deferrals under his/her Salary Reduction Agreement, if any, amount of a corrective distribution of Excess Deferrals to any until the following January 1 and will pay to the Participant in Participant from the Pre-Tax Deferral or Roth Deferral sources cash the portion of the Elective Deferrals which would result in under this Section 4.10(A)(9) may not exceed the amount of the the Participant's Elective Deferrals for the Taxable Year Participant's Pre-Tax Deferrals or Roth Deferrals for the Taxable exceeding the Elective Deferral Limit. Year of the correction. (5) Correction. If the Plan Administrator determines a (B) Actual Deferral Percentage (ADP) Test. If the Employer Participant's Elective Deferrals already contributed to the Plan in its Adoption Agreement has elected to test its 401(k) Plan as a for a Taxable Year exceed the Elective Deferral Limit, the Plan Traditional 401(k) Plan, a Participant's Elective Deferrals for a Administrator will distribute the Excess Deferrals as adjusted for Plan Year may not exceed the ADP Limit. However, this Allocable Income, no later than April 15 of the following Section 4.10(B) will not apply to a Plan Year if: (1) for the Plan © 2014 Great-West Trust Company, LLC or its suppliers 44

Defined Contribution Prototype Plan Year no NHCE was an ADP Participant, (2) for the Plan Year Deferrals the Plan Administrator operationally elects to shift to no HCE was an ADP Participant, or (3) the Plan is a Volume the ACP test; provided that the Plan must pass the ADP test both Submitter Plan and the plan is a governmental plan described in taking into account and disregarding the Elective Deferrals the Code §414(d). In accordance with Treas. Reg. §1.401(k)-1(e)(7), Plan Administrator shifts to the ACP test. it is impermissible for the Plan to use ADP testing for a Plan Year in which it is intended for the Plan through its written (f) Current/Prior Year Testing. terms to use the ADP test safe harbor, even though the Plan fails to satisfy the requirements of such safe harbor for the Plan Year. (i) Election. In determining whether the Plan's 401(k) arrangement satisfies the ADP test, the Plan (1) Definition of ADP Limit. The ADP Limit is the Administrator will use Current Year Testing or Prior Year maximum dollar amount of Elective Deferrals each HCE Testing as the Employer elects in its Adoption Agreement. Any Participant may defer under the Plan such that the Plan passes such election applies for such Testing Years as the Employer the ADP test for that Plan Year. elects (and retroactively as the Employer may elect in the case of a Restated Plan). (2) Definition of Excess Contributions. Excess Contributions are the amount of Elective Deferrals made by the (ii) Permissible changes. The Employer may HCEs which exceed the ADP Limit and which may not be amend its Adoption Agreement to change from Prior Year recharacterized as Catch-Up Contributions or as Employee Testing to Current Year Testing at any time, subject to Section Contributions. 4.06(D). The Employer under Section 4.06(D) may amend its Adoption Agreement to change from Current Year Testing to (3) ADP test. For each Plan Year, Elective Deferrals Prior Year Testing only: (A) if the Plan has used Current Year satisfy the ADP test if they satisfy either of the following tests: Testing in at least the 5 immediately preceding Plan Years (or if the Plan has not been in existence for 5 Plan Years, the number (a) 1.25 test. The ADP for the HCE Group does not of Plan Years the Plan has been in existence); (B) the Plan is the exceed 1.25 times the ADP of the NHCE Group; or result of aggregation of 2 or more plans and each of the aggregated plans used Current Year Testing for the period (b) 2 percent test. The ADP for the HCE Group described in clause (A); or (C) a transaction occurs to which the does not exceed the ADP for the NHCE Group by more than coverage transition rule under Code §410(b)(6)(C) applies and two percentage points and the ADP for the HCE Group is not as a result, the Employer maintains a plan using Prior Year more than twice the ADP for the NHCE Group. Testing and a plan using Current Year Testing. Under clause (C), the Employer may make an amendment to change to Prior (4) Calculation of ADP. The ADP for either group is the Year Testing at any time during the coverage transition period. average of the separate ADRs calculated to the nearest one-hundredth of one percent for each ADP Participant who is a (iii) Deferrals and QNEC/QMAC member of that group. The Plan Administrator will include in deadline/limitation under Prior Year Testing. The Plan the ADP test as a zero an ADP Participant who elects not to Administrator includes Elective Deferrals, QNECs or QMACs make Elective Deferrals to the Plan for the Testing Year. in determining the HCE or NHCE ADP only if the Employer makes such contribution to the Plan within 12 months following (a) Definition of ADR (actual deferral ratio). An the end of the Testing Year to which the Elective Deferral ADP Participant's ADR for a Plan Year is the ratio of the ADP relates or to which the Plan Administrator will allocate the Participant's Elective Deferrals, but excluding Catch-Up QNEC or QMAC. For this purpose, an Elective Deferral is Contributions, for the Plan Year to the ADP Participant's considered allocated as of a date within a Testing Year if the Compensation for the Plan Year. allocation is not contingent on participation or performance of services after such date. Under Prior Year Testing, to count the (b) Definitions of ADP Participant and HCE and QNEC or QMAC in the ADP test, the Employer must contribute NHCE Groups. See Sections 4.11(B), (G), and (H). a QNEC or QMAC by the end of the Testing Year. The Employer may not make an Operational QNEC or QMAC if the (c) Excess Deferrals interaction. In determining the Plan uses Prior Year Testing. ADP, the Plan Administrator must include any HCE's Excess Deferrals (whether or not corrected), as described in Section (iv) First Plan Year under Prior Year Testing. 4.10(A), to this Plan or to any other Plan of the Employer and For the first Plan Year the Plan permits Elective Deferrals, if the the Plan Administrator will disregard any NHCE's Excess Plan is not a Successor Plan and is using Prior Year Testing, the Deferrals. prior year ADP for the NHCE Group is equal to the greater of 3% or the actual ADP for the NHCE Group in the first Plan (d) QNECs and QMACs. The Plan Administrator Year. If the Plan continues to use Prior Year Testing in the operationally may include in the ADP test, QNECs, and second Plan Year, the Plan Administrator must use the actual QMACs the Plan Administrator does not use in the ACP test, first Plan Year ADP for the NHCE Group in the ADP test for provided that the Plan passes the ACP test before and after the the second Plan Year. shifting of any amount from the ACP test to the ADP test. The Plan Administrator may use QNECs or QMACs in the ADP test (v) Plan coverage changes under Prior Year provided such amounts are not impermissibly targeted under Testing. If the Employer's Plan is using Prior Year Testing and Section 4.10(D). the Plan experiences a plan coverage change under Treas. Reg. §1.401(k)-2(c)(4), the Plan Administrator will make any (e) Shifting Elective Deferrals to ACP. The Plan adjustments such regulations may require to the NHCEs' ADP Administrator will not count in the ADP test any Elective for the prior year. © 2014 Great-West Trust Company, LLC or its suppliers 45

Defined Contribution Prototype Plan (a) Calculation of total Excess Contributions. The (vi) Shifting contributions and switching from Plan Administrator will determine the total amount of the Current Year Testing to Prior Year Testing. If the Plan Excess Contributions to the Plan by starting with the HCE(s) Administrator is using Current Year Testing and shifts an who has the greatest ADR, reducing his/her ADR (but not below Elective Deferral to the ACP test or shifts a QMAC to the ADP the next highest ADR), then, if necessary, reducing the ADR of test, then, in the subsequent Testing Year for which the Plan the HCE(s) at the next highest ADR, including the ADR of the Administrator switched to Prior Year Testing, the Plan HCE(s) whose ADR the Plan Administrator already has reduced Administrator in applying Prior Year Testing must disregard the (but not below the next highest ADR), and continuing in this shifted amount. The Plan Administrator in applying Prior Year manner until the ADP for the HCE Group is equal to the ADP Testing in such subsequent Testing Year will restore the ADP Limit. All reductions under this Section 4.10(B)(8)(a) are to the and ACP to their original amounts, leaving the shifted amount in ADR only and do not result in any actual distributions. the original test without regard to the shift in the previous Testing Year. (b) Apportionment and distribution of Excess Contributions. After the Plan Administrator has determined the (5) Special aggregation rule for HCEs. To determine the total Excess Contribution amount, the Trustee, as directed by the ADR of any HCE, the Plan Administrator must take into Plan Administrator, then will distribute to each HCE his/her account any Elective Deferrals made by the HCE (and if used in respective share of the Excess Contributions. The Plan the ADP test, any QNECs and QMACs allocated to the HCE) Administrator will determine each HCE's share of Excess under any other 401(k) Plan maintained by the Employer. If the Contributions by starting with the HCE(s) who has the highest 401(k) Plans have different Plan Years, the Plan Administrator dollar amount of Elective Deferrals, reducing his/her Elective will determine the combined Elective Deferrals on the basis of Deferrals (but not below the next highest dollar amount of the Plan Years ending in the same calendar year. If the 401(k) Elective Deferrals), then, if necessary, reducing the Elective Plans have different Plan Years, all Elective Deferrals made Deferrals of the HCE(s) at the next highest dollar amount of during the Plan Year will be aggregated. Notwithstanding the Elective Deferrals including the Elective Deferrals of the foregoing, the Plan Administrator will not apply the aggregation HCE(s) whose Elective Deferrals the Plan Administrator already rule of this Section 4.10(B)(5) to plans which may not be has reduced (but not below the next highest dollar amount of aggregated under Treas. Reg. §1.401(k)-2(a)(3)(ii)(B). Elective Deferrals), and continuing in this manner until the Trustee has distributed all Excess Contributions. (6) Aggregation of certain 401(k) plans. If the Employer treats two or more plans as a single plan for coverage or (c) Roth and Pre-Tax Deferrals. If an HCE who nondiscrimination purposes, the Employer must combine the will receive a distribution of Excess Contributions, in the Plan 401(k) Plans to determine whether the plans satisfy the ADP Year for which the corrective distribution is made, has test. This aggregation rule applies to the ADR determination for contributed both Pre-Tax Deferrals and Roth Deferrals, the Plan all ADP Participants (and ADP participants under the other Administrator operationally will determine the Elective Deferral plans), irrespective of whether an ADP Participant is an HCE or Account source(s) from which it will direct the Trustee to make an NHCE. An Employer may not aggregate: (a) plans with the corrective distribution. The Plan Administrator also may different Plan Years; (b) a Safe Harbor 401(k) Plan with a permit the affected Participant to elect the source(s) from which non-Safe Harbor 401(k) Plan; (c) plans which use different the Trustee will make the corrective distribution. However, the testing methods (Current Year Testing versus Prior Year amount of a corrective distribution of Excess Contributions to Testing); or (d) any other plans which must be disaggregated any Participant from the Pre-Tax Deferral or Roth Deferral under Treas. Reg. §1.401(k)-1(b)(4)(iv). If the Employer sources under this Section 4.10(B)(8)(c) may not exceed the aggregating 401(k) Plans under this Section 4.10(B)(6) is using amount of the Participant's Pre-Tax Deferrals or Roth Deferrals Prior Year Testing, the Plan Administrator must adjust the for the Testing Year. NHCE Group ADP for the prior year as provided in Section 4.10(B)(4)(f)(v). (d) Catch-Up Deferrals re-characterized. If the Plan permits Catch-Up Contributions and a Catch-Up Eligible (7) Characterization of Excess Contributions. If, Participant exceeds his/her ADP Limit and the Plan pursuant to Section 4.10(B)(4)(d), the Plan Administrator has Administrator otherwise would distribute the Participant's elected to include QMACs in the ADP test, any Excess Excess Contributions, the Plan Administrator instead will Contributions are attributable proportionately to Elective re-characterize as a Catch-Up Deferral the portion of such Deferrals and to QMACs in the ADP test allocated on the basis Excess Contributions as is equal to the Participant's unused of those Elective Deferrals. The Plan Administrator will reduce Catch-Up Deferral Limit applicable to the Testing Year. Any the amount of Excess Contributions for a Plan Year distributable such re-characterized Excess Contribution, plus Allocable to an HCE by the amount of Excess Deferrals (as determined in Income, will remain in the Participant's Account and the Plan Section 4.10(A)), if any, previously distributed to that Employee Administrator, for purposes of determining ADP test correction, for the Employee's Taxable Year ending in that Plan Year. will treat the re-characterized amount, including Allocable Income, as having been distributed. If the Employer in its (8) Distribution of Excess Contributions. If the Plan Adoption Agreement has elected to match Catch-Up Deferrals, Administrator determines the Plan fails to satisfy the ADP test the Plan Administrator will retain in the affected Participant's for a Plan Year, the Trustee, as directed by the Plan Account any Matching Contributions made with respect to any Administrator, by the end of the Plan Year which follows the Excess Contributions which the Plan Administrator Testing Year (or any later date determined under Code §7508A), re-characterizes under this Section 4.10(B)(8)(d). must distribute the Excess Contributions, as adjusted for Allocable Income under Section 4.11(C)(2). © 2014 Great-West Trust Company, LLC or its suppliers 46

Defined Contribution Prototype Plan (9) Allocable Income/Testing Year and Gap Period. A (3) Definition of Excess Aggregate Contributions. corrective distribution under Section 4.10(B)(8) must include Excess Aggregate Contributions are the amount of Aggregate Allocable Income. See Section 4.11(C)(2). Contributions allocated on behalf of the HCEs which exceed the ACP Limit. (10) Treatment as Annual Additions. Distributed Excess Contributions are Annual Additions under Sections 4.01 through (4) ACP test. For each Plan Year, Aggregate 4.05 in the Limitation Year in which such amounts were Contributions satisfy the ACP test if they satisfy either of the allocated. following tests: (11) Re-characterization as Employee Contributions. In (a) 1.25 test. The ACP for the HCE Group does not addition to the other correction methods under this Section exceed 1.25 times the ACP of the NHCE Group; or 4.10(B), the Plan Administrator operationally may elect to correct an ADP test failure by re-characterizing the Elective (b) 2 percent test. The ACP for the HCE Group does Deferrals in excess of the ADP Limit as Employee not exceed the ACP for the NHCE Group by more than two Contributions in accordance with Treas. Reg. §1.401(k)-2(b)(3). percentage points and the ACP for the HCE Group is not more Elective Deferrals may not be re-characterized with respect to than twice the ACP for the NHCE Group. HCE Participants to the extent that the re-characterized amounts, in conjunction with Employee Contributions actually made by (5) Calculation of ACP. The ACP for either group is the the HCE, exceed the maximum amount of Employee average of the separate ACRs calculated to the nearest Contributions (determined prior to performing the ACP Test) one-hundredth of one percent for each ACP Participant who is a that the employee is permitted to make under the plan in the member of that group. The Plan Administrator will include in absence of re-characterization. Elective Deferrals may not be re- the ACP test as a zero an ACP Participant who for the Testing characterized under this paragraph after 2 1/2 months after the Year: (i) is eligible to make Employee Contributions but who close of the plan year to which the re-characterization relates. does not do so; or (ii) is eligible to make Elective Deferrals and The amount of Excess Aggregate Contributions for a plan year to receive an allocation of any Matching Contributions based on will be determined only after first determining the amount of Elective Deferrals but who does not make any Elective Elective Deferrals treated as Employee Contributions due to re- Deferrals. An Employee who fails to satisfy an allocation characterization. condition applicable to Matching Contributions is excluded from the ACP test unless the Employee is eligible to make Employee (C) Actual Contribution Percentage (ACP) Test. If: (i) the Contributions or the Plan Administrator re-characterizes any of Employer in its Adoption Agreement has elected to test its Plan the Employee's Elective Deferrals as Employee Contributions. as a traditional 401(m) Plan; (ii) the Employer under its 401(k) Plan has elected only ADP test safe harbor plan status and the (a) Definition of ACR (actual contribution ratio). Employer makes Matching Contributions; or (iii) under any Plan An ACP Participant's ACR for a Plan Year is the ratio of the there are Employee Contributions or Matching Contributions ACP Participant's Aggregate Contributions for the Plan Year to (not exempted from ACP testing), a Participant's Aggregate the ACP Participant's Compensation for the Plan Year. Contributions may not exceed the ACP Limit. However, this Section 4.10(C) will not apply to a Plan Year if: (1) for the Plan (b) Definitions of ACP Participant and HCE and Year no NHCE was an ACP Participant, (2) for the Plan Year no NHCE Groups. See Section 4.11(A), (G), and (H). HCE was an ACP Participant, or (3) the Plan is a Volume Submitter Plan and the plan is a governmental plan described in (c) QNECs and Elective Deferrals. The Plan Code §414(d). In accordance with Treas. Reg. §§1.401(k)- Administrator operationally may include in the ACP test QNECs 1(e)(7) and 1.401(m)-1(c)(2), it is impermissible for the Plan to and Elective Deferrals the Plan Administrator does not use in the use ACP testing for a Plan Year in which it is intended for the ADP test, provided that the Plan passes the ADP test before and Plan through its written terms to use the ACP test safe harbor, after the shifting of any amount from the ADP test to the ACP even though the Plan fails to satisfy the requirements of such test. The Plan Administrator may use QNECs in the ACP test safe harbor for the Plan Year. provided such amounts are not impermissibly targeted under Section 4.10(D). (1) Definition of ACP Limit. The ACP Limit is the maximum dollar amount of Aggregate Contributions each HCE (d) Shifting QMACs to ADP. The Plan Participant may receive or may make under the Plan such that Administrator will not count in the ACP test any QMACs the the Plan passes the ACP test. Plan Administrator operationally elects to shift to the ADP test; provided that the Plan must pass the ACP test both taking into (2) Definition of Aggregate Contributions. Aggregate account and disregarding the QMACs the Plan Administrator Contributions are Matching Contributions and Employee shifts to the ADP test. Contributions. Aggregate Contributions also include any QMACs, QNECs and Elective Deferrals the Plan Administrator (e) Current/Prior Year Testing. includes in the ACP test. If the Employer has elected ADP test safe harbor plan status and the Employer makes a Safe Harbor (i) Election. In determining whether the Plan's Matching Contribution for a Plan Year, then the Plan 401(k) arrangement satisfies the ACP test, the Plan Administrator in computing Aggregate Contributions may Administrator will use Current Year Testing or Prior Year disregard each Participant's Matching Contributions which do Testing as the Employer elects in its Adoption Agreement. Any not exceed 4% of the Participant's Compensation for the Plan such election applies for such Testing Years as the Employer Year. elects (and retroactively as the Employer elects in the case of a Restated Plan). © 2014 Great-West Trust Company, LLC or its suppliers 47

Defined Contribution Prototype Plan the original test without regard to the shift in the previous (ii) Permissible changes. The Employer may Testing Year. amend its Adoption Agreement to change from Prior Year Testing to Current Year Testing at any time, subject to Section (6) Special aggregation rule for HCEs. To determine the 4.06(D). The Employer, under Section 4.06(D) may amend its ACR of any HCE, the Plan Administrator must take into account Adoption Agreement to change from Current Year Testing to any Aggregate Contributions allocated to the HCE under any Prior Year Testing only: (A) if the Plan has used Current Year other 401(m) Plan maintained by the Employer. If the 401(m) Testing in at least the 5 immediately preceding Plan Years (or if Plans have different Plan Years, the Plan Administrator will the Plan has not been in existence for 5 Plan Years, the number determine the combined Aggregate Contributions on the basis of of Plan Years the Plan has been in existence); (B) the Plan is the the Plan Years ending in the same calendar year. If the 401(m) result of aggregation of 2 or more plans and each of the Plans have different Plan Years, all Aggregate Contributions aggregated plans used Current Year Testing for the period made during the Plan Year will be aggregated. Notwithstanding described in clause (A); or (C) a transaction occurs to which the the foregoing, the Plan Administrator will not apply the coverage transition rule under Code §410(b)(6)(C) applies and aggregation rule of this Section 4.10(C)(6) to plans which may as a result, the Employer maintains a plan using Prior Year not be aggregated under Treas. Reg. §1.401(m)-2(a)(3)(ii)(B). Testing and a plan using Current Year Testing. Under clause (C), the Employer may make an amendment to change to Prior (7) Aggregation of certain 401(m) plans. If the Year Testing at any time during the coverage transition period. Employer treats two or more plans as a single plan for coverage or nondiscrimination purposes, the Employer must combine the (iii) Employee Contribution, Matching and 401(m) Plans under such plans to determine whether the plans QNEC deadline/limitation under Prior Year Testing. The satisfy the ACP test. This aggregation rule applies to the ACR Plan Administrator includes Employee Contributions in the ACP determination for all ACP Participants (and ACP participants test in the Testing Year in which the Employer withholds the under the other plans), irrespective of whether an ACP Employee Contributions from the Participant's pay, provided Participant is an HCE or an NHCE. An Employer may not such contributions are contributed to the Trust within a aggregate: (a) plans with different Plan Years; (b) a Safe Harbor reasonable period thereafter. The Plan Administrator may 401(k) Plan with a non-Safe Harbor 401(k) Plan; (c) plans which include Matching Contributions and QNECs in determining the use different testing methods (Current Year Testing versus Prior HCE or NHCE ACP only if the Employer makes such Year Testing); or (d) any other plans which must be contribution to the Plan within 12 months following the end of disaggregated under Treas. Reg. §1.401(k)-1(b)(4)(iv). If the the Testing Year to which the Plan Administrator will allocate Employer aggregating 401(m) Plans under this Section the Matching Contribution or QNEC. To be included in the ACP 4.10(C)(7) is using Prior Year Testing, the Plan Administrator test, a Matching Contribution must be made on account of an must adjust the NHCE Group ACP for the prior year as provided Employee's Elective Deferrals or Employee Contributions for in Section 4.10(C)(5)(e)(v). the Testing Year. Under Prior Year Testing, to count the QNEC in the ACP test, the Employer must contribute a QNEC by the (8) Distribution of Excess Aggregate Contributions. If end of the Testing Year. The Employer may not make an the Plan Administrator determines the Plan fails to satisfy the Operational QNEC if the Plan uses Prior Year Testing. ACP test for a Plan Year, the Trustee, as directed by the Plan Administrator, by the end of the Plan Year which follows the (iv) First Plan Year under Prior Year Testing. Testing Year (or any later date determined under Code §7508A), For the first Plan Year the Plan permits Matching Contributions must distribute the Vested Excess Aggregate Contributions, as or Employee Contributions, if the Plan is not a Successor Plan adjusted for Allocable Income under Section 4.11(C)(2). and is using Prior Year Testing, the prior year ACP for the NHCE Group is equal to the greater of 3% or the actual ACP for (a) Calculation of total Excess Aggregate the NHCE Group in the first Plan Year. If the Plan continues to Contributions. The Plan Administrator will determine the total use Prior Year Testing in the second Plan Year, the Plan amount of the Excess Aggregate Contributions by starting with Administrator must use the actual first Plan Year ACP for the the HCE(s) who has the greatest ACR, reducing his/her ACR NHCE Group in the ACP test for the second Plan Year. (but not below the next highest ACR), then, if necessary, reducing the ACR of the HCE(s) at the next highest ACR, (v) Plan coverage changes under Prior Year including the ACR of the HCE(s) whose ACR the Plan Testing. If the Employer's Plan is using Prior Year Testing and Administrator already has reduced (but not below the next the Plan experiences a plan coverage change under Treas. Reg. highest ACR), and continuing in this manner until the ACP for §1.401(m)-2(c)(4), the Plan Administrator will make any the HCE Group is equal to the ACP Limit. All reductions under adjustments such regulations may require to the NHCEs' ACP this Section 4.10(C)(8)(a) are to the ACR only and do not result for the prior year. in any actual distributions. (vi) Shifting contributions and switching from (b) Apportionment and distribution of Excess Current Year Testing to Prior Year Testing. If the Plan Aggregate Contributions. After the Plan Administrator has Administrator is using Current Year Testing and shifts an determined the total Excess Aggregate Contribution amount, the Elective Deferral to the ACP test or shifts a QMAC to the ADP Trustee, as directed by the Plan Administrator, then will test, then, in the subsequent Testing Year for which the Plan distribute (to the extent Vested) to each HCE his/her respective Administrator switched to Prior Year Testing, the Plan share of the Excess Aggregate Contributions. The Plan Administrator in applying Prior Year Testing must disregard the Administrator will determine each HCE's share of Excess shifted amount. The Plan Administrator in applying Prior Year Aggregate Contributions by starting with the HCE(s) who has Testing in such subsequent Testing Year will restore the ADP the highest dollar amount of Aggregate Contributions, reducing and ACP to their original amounts, leaving the shifted amount in the amount of his/her Aggregate Contributions (but not below © 2014 Great-West Trust Company, LLC or its suppliers 48

Defined Contribution Prototype Plan the next highest dollar amount of the Aggregate Contributions), not contribute Operational QNECs or QMACs which would then, if necessary, reducing the amount of Aggregate violate the targeting restrictions. Contributions of the HCE(s) at the next highest dollar amount of Aggregate Contributions, including the Aggregate Contributions (1) QNEC targeting rules. The Plan Administrator may of the HCE(s) whose Aggregate Contributions the Plan include in the ADP test or in the ACP test only such amounts of Administrator already has reduced (but not below the next any QNEC as are not impermissibly targeted. A QNEC is highest dollar amount of Aggregate Contributions), and impermissibly targeted if the QNEC amount allocated to any continuing in this manner until the Trustee has distributed all NHCE exceeds the greater of: (a) 5% of Compensation; or (b) 2 Excess Aggregate Contributions. times the Plan's Representative Contribution Rate. (9) Allocable Income/Testing Year and Gap Period. (a) Definition of Representative Contribution The Plan Administrator will calculate and will distribute Excess Rate. Aggregate Contribution Allocable Income in the same manner and for the same Plan Years as described in Section 4.10(B)(9) (i) ADP. The Plan's ADP Representative for Excess Contributions. Contribution Rate is the lowest ADP Applicable Contribution Rate of any ADP Participants who are NHCEs in a group (10) Testing and correction ordering. If the Plan consisting of: (A) any one-half of the ADP Participants who are Administrator must perform both the ADP and ACP tests in a NHCEs for the Plan Year; or (B) if it would result in a greater given Plan Year, the Plan Administrator may perform the tests Representative Contribution Rate than under clause (A), all of and undertake correction of a failed test in any order that the the ADP Participants who are NHCEs and who are employed by Plan Administrator determines, with a view toward preserving the Employer on the last day of the Plan Year. Plan benefits, maximizing Employer Contributions in the Plan versus Employee Contributions or Elective Deferrals, and (ii) ACP. The Plan's ACP Representative minimizing forfeitures. Toward this end, the Plan Administrator Contribution Rate is the lowest ACP Applicable Contribution may treat an HCE's allocable share of Excess Aggregate Rate of any ACP Participants who are NHCEs in a group Contributions in the following priority: (a) first as attributable to consisting of: (A) any one-half of the ACP Participants who are his/her Employee Contributions and Matching Contributions NHCEs for the Plan Year; or (B) if it would result in a greater thereon, if any; (b) then as attributable to Matching Representative Contribution Rate than under clause (A), all of Contributions allocable as to Excess Contributions determined the ACP Participants who are NHCEs and who are employed by under the ADP test such that the Plan Administrator distributes the Employer on the last day of the Plan Year. any Vested Excess Aggregate Contribution to reduce the amount of Associated Matching Contribution subject to forfeiture (b) Definition of Applicable Contribution Rate. (irrespective of vesting). See Section 3.07(B)(1) as to testing or re-testing related to forfeiture allocations. To the extent that (i) ADP. The Applicable Contribution Rate of distributed Excess Aggregate Contributions include Elective an ADP Participant who is an NHCE for the ADP test is the sum Deferrals, and the Participant in that Testing Year made both of the NHCE's QNECs and QMACs used in the ADP test, Pre-Tax Deferrals and Roth Deferrals, the ordering rules under divided by the NHCE's Compensation. Sections 4.10(A)(9) and 4.10(B)(8)(c) apply. (ii) ACP. The Applicable Contribution Rate of (11) Vesting/Forfeiture of non-Vested Excess an ACP Participant who is an NHCE for the ACP test is the sum Aggregates. To the extent an HCE's Excess Aggregate of the NHCE's Matching Contributions and QNECs used in the Contributions are attributable to Matching Contributions, and ACP test, divided by the NHCE's Compensation. he/she is not 100% Vested in his/her Matching Contribution Account, the Plan Administrator will distribute only the Vested (c) QNEC in ACP test. The Plan Administrator may portion and will forfeit the non-Vested portion. The Vested not use in the ADP test or take into account in determining the portion of the HCE's Excess Aggregate Contributions Plan's Representative Contribution Rate, any QNEC the Plan attributable to Employer Matching Contributions is the total Administrator applies to the ACP test. amount of such Excess Aggregate Contributions (as adjusted for allocable income) multiplied by his/her Vested percentage (d) Prevailing Wage Contribution. (determined as of the last day of the Plan Year for which the Notwithstanding Section 4.10(D)(1), the Plan Administrator Employer made the Matching Contribution). may count in the ADP test QNECs which are Prevailing Wage Contributions to the extent that such QNECs do not exceed 10% (12) Treatment as Annual Addition. Distributed Excess of Compensation. The Plan Administrator also may count in the Aggregate Contributions are Annual Additions under Sections ACP test a QNEC which is a Prevailing Wage Contribution up 4.01 through 4.05 in the Limitation Year in which such amounts to an additional 10% of Compensation, such that the combined were allocated. QNEC amount does not exceed 20% of Compensation and not more than 10% in either test. (D) QNEC, Matching and QMAC Targeting Restrictions. The Plan Administrator in performing the ADP or ACP tests (2) Matching Contribution targeting rules. The Plan may not include in the tests any impermissibly targeted QNEC Administrator may include in the ACP test only such Matching or Matching Contribution as described in this Section 4.10(D). Contribution amounts (including QMACs) as are not These targeting restrictions apply to Matching Contributions, to impermissibly targeted. A Matching Contribution is Plan-Designated and Operational QNECs and to impermissibly targeted if the Matching Contribution amount Plan-Designated and Operational QMACs. The Employer will allocated to any NHCE exceeds the greatest of: (i) 5% of Compensation; (ii) the amount of the NHCE's Elective © 2014 Great-West Trust Company, LLC or its suppliers 49

Defined Contribution Prototype Plan Deferrals; or (iii) the product of 2 times the Plan's (1) Excess Deferrals. For purposes of making a Representative Matching Rate and the NHCE's Elective distribution of Excess Deferrals pursuant to Section 4.10(A), Deferrals for the Plan Year. Allocable Income means Earnings allocable to the Excess Deferrals for the Taxable Year in which the Participant made the (a) Definition of Representative Matching Rate. Excess Deferral. The Plan Administrator also will distribute Gap The Plan's Representative Matching Rate is the lowest Matching Period income with respect to Excess Deferrals in Taxable Rate for any ACP Participants who are NHCEs in a group Years which began during 2007, if the Plan Administrator in consisting of: (i) any one-half of the ACP Participant NHCEs accordance with the Plan terms otherwise would allocate the who make Elective Deferrals for the Plan Year; or if it would Gap Period Allocable Income to the Participant's Account. The result in a greater Representative Matching Rate, (ii) all of the Plan Administrator will not calculate and distribute Gap Period ACP Participant NHCEs who make Elective Deferrals for the income with respect to Excess Deferrals made in Taxable Years Plan Year and who are employed by the Employer on the last which begin after December 31, 2007. day of the Plan Year. (a) Reasonable or alternative (pro rata) method. (b) Definition of Matching Rate. The Matching To calculate such Allocable Income for the Taxable Year, the Rate for an NHCE is the NHCE's Matching Contributions Plan Administrator will use: (i) a uniform and nondiscriminatory divided by his/her Elective Deferrals; provided that if the method which reasonably reflects the manner used by the Plan Matching Rate is not the same for all levels of Elective Administrator to allocate Earnings to Participants' Accounts; or Deferrals, the Plan Administrator will determine each NHCE's (ii) the "alternative method" under Treas. Reg. Matching Rate by assuming an Elective Deferral equal to 6% of §1.402(g)-1(e)(5)(iii). See Section 4.11(C)(2)(a) as to the Compensation. alternative method except the Plan Administrator will apply such modifications as are necessary to determine Taxable Year (c) Employee Contributions. If the Plan permits Allocable Income with respect to the Excess Deferrals. Employee Contributions, the Plan Administrator will apply this Section 4.10(D)(2) by adding together an NHCE's Employee (b) Gap Period. To calculate Gap Period Allocable Contributions and Elective Deferrals. If the Plan provides a Income, the Plan Administrator may use either of the Section Matching Contribution only as to Employee Contributions, the 4.11(C)(1)(a) methods, or may apply the "safe harbor method" Plan Administrator will apply this Section 4.10(D)(2) by under Treas. Reg. §1.402(g)-1(e)(5)(iv). See Section substituting the Employee Contributions for Elective Deferrals. 4.11(C)(2)(b) as to the safe harbor method except the Plan Administrator will apply such modifications as are necessary to (3) Accrued fixed contributions. The Employer must determine Gap Period Allocable Income with respect to the contribute any accrued fixed contribution, even if any or all of Excess Deferrals. Under a reasonable method described in such contribution is impermissibly targeted under this Section Section 4.11(C)(1)(a), clause (i), the Plan Administrator may 4.10(D). determine the Allocable Income as of a date which is no more than 7 days prior to the date of the corrective distribution. 4.11 DEFINITIONS: SECTIONS 4.06-4.10. For purposes of Sections 4.06 through 4.10: (2) Excess Contributions/Aggregates. For purposes of making a distribution of Excess Contributions under Section (A) ACP Participant. ACP Participant means an Eligible 4.10(B) and Excess Aggregate Contributions under Section Employee who has satisfied the eligibility requirements under 4.10(C), Allocable Income means Earnings allocable to such Article II and the allocation conditions under Section 3.06 amounts. For Plan Years beginning on or after the final 401(k) applicable to any Matching Contributions such that the regulations effective date, and before January 1, 2008, the Plan Participant would be entitled to a Matching Contribution Administrator must calculate Allocable Income for the Testing allocable to the Testing Year if he/she makes an Elective Year and also for the Gap Period; provided that the Plan Deferral. An ACP Participant also includes an Eligible Administrator will calculate and distribute the Gap Period Employee who has satisfied the eligibility requirements under Allocable Income only if the Plan Administrator in accordance Article II applicable to Employee Contributions and who has the with the Plan terms otherwise would allocate the Gap Period right at any time during the Testing Year to make Employee Allocable Income to the Participant's Account. The Plan Contributions. Any Employee with zero Compensation for the Administrator will not calculate and distribute Gap Period Testing Year is not an ACP Participant. income with respect to Excess Contributions or Excess Aggregate Contributions made in Plan Years beginning after (B) ADP Participant. ADP Participant means an Eligible December 31, 2007. Employee who has satisfied the eligibility requirements under Article II applicable to any Elective Deferrals and who has the (a) Reasonable or alternative (pro rata) method. right at any time during the Testing Year to make Elective To calculate such Allocable Income for the Testing Year, the Deferrals. Any Employee with zero Compensation for the Plan Administrator will use: (i) a uniform and nondiscriminatory Testing Year is not an ADP Participant. A Participant is an ADP method which reasonably reflects the manner used by the Plan Participant even if he/she may not make Elective Deferrals for Administrator to allocate Earnings to Participants' Accounts; or all or any part of the Testing Year because of the Annual (ii) the "alternative method" under Treas. Reg. Additions Limit or suspension based on a hardship distribution §§1.401(k)-2(b)(2)(iv)(C) and 1.401(m)-2(b)(2)(iv)(C). Under under Section 6.07. the alternative method, the Plan Administrator will determine the Allocable Income for the Testing Year by multiplying the (C) Allocable Income. Allocable Income means as follows: Testing Year income with respect to Participant's Excess Contributions (or Excess Aggregate Contributions) by a fraction, the numerator of which is the Participant's Excess Contributions © 2014 Great-West Trust Company, LLC or its suppliers 50

Defined Contribution Prototype Plan (or Excess Aggregate Contributions) and the denominator of (F) Gap Period. Gap Period means the period commencing on which is the Participant's end of the Testing Year Account the first day of the next Plan Year following the Testing Year Balance attributable to Elective Deferrals (or Matching and ending on the date the Plan Administrator distributes Excess Contributions and Employee Contributions) and any other Contributions or Excess Aggregate Contributions for the Testing amounts included in the ADP test (or ACP test), but Year. As to Excess Deferrals, Gap Period means the period disregarding Earnings on such amounts for the Testing Year. commencing on the first day of the next Taxable Year following the Taxable Year in which the Participant made the Excess (b) Gap Period. To calculate Gap Period Allocable Deferrals and ending on the date the Plan Administrator Income, the Plan Administrator may use either of the Section distributes the Excess Deferrals. 4.11(C)(2)(a) "reasonable method" or "alternative method" (but as modified to include the Gap Period), or may apply the "safe (G) HCE Group. HCE Group means the group of ADP harbor method" under Treas. Reg. §§1.401(k)-2(b)(2)(iv)(D) and Participants or ACP Participants (as the context requires) who 1.401(m)-2(b)(2)(iv)(D). Under the safe harbor method, the Gap are HCEs for the Testing Year. Period Allocable Income is equal to 10% of the Testing Year income determined under the alternative method, multiplied by (H) NHCE Group. NHCE Group means the group of ADP the number of calendar months in the Gap Period. If a corrective Participants or ACP Participants (as the context requires) who distribution is made on or before the 15th day of a month, that are NHCEs for the Testing Year, or for the immediately prior month is disregarded in determining the number of months in Plan Year under Prior Year Testing, except as the Testing Year the Gap Period. If the corrective distribution is made after the may apply in the first Plan Year, in accordance with Sections 15th day of the month, that month is included in such 4.10(B)(4)(f)(iv) or 4.10(C)(5)(e)(iv). calculation. Under a reasonable method described in Section 4.11(C)(2)(a), clause (i), the Plan Administrator may determine (I) Prior Year Testing. Prior Year Testing means for the Allocable Income as of a date which is no more than 7 days purposes of the ADP test described in Section 4.10(B) and the prior to the date of the corrective distribution. ACP test described in Section 4.10(C), the use of data from the Plan Year immediately prior to the Testing Year in determining (D) Compensation. Compensation means, except as otherwise the ADP or ACP for the NHCE Group, unless the first Plan Year provided in this Article IV, Compensation as defined for provisions of Sections 4.10(B)(4)(f)(iv) or 4.10(C)(5)(e)(iv) nondiscrimination purposes in Section 1.11(F). apply. (E) Current Year Testing. Current Year Testing means for (J) Testing Year. Testing Year means the Plan Year for which purposes of the ADP test described in Section 4.10(B) and the the Plan Administrator is performing coverage or ACP test described in Section 4.10(C), the use of data from the nondiscrimination testing including the ADP test or the ACP Testing Year in determining the ADP or ACP for the NHCE test. Group. © 2014 Great-West Trust Company, LLC or its suppliers 51

Defined Contribution Prototype Plan ARTICLE V VESTING 5.01 NORMAL/EARLY RETIREMENT AGE. The December 31, 2006; and (iii) regardless of when the Employer in its Adoption Agreement must specify the Plan's Contributions under (i) or (ii) were made. Normal Retirement Age of at least age 55. If the Employer fails to specify the Plan's Normal Retirement Age in its Adoption (2) Possible non-top-heavy schedule and overrides as Agreement, the Employer is deemed to have elected age 65 as to application of top-heavy schedule. Notwithstanding Section the Plan's Normal Retirement Age. The Employer in its 5.03(A)(1), the Employer in Appendix B may elect to apply a Adoption Agreement may specify an Early Retirement Age. A non-top-heavy vesting schedule in Plan Years in which the Plan Participant's Account Balance derived from Employer is not top-heavy. The Employer also may elect to override the contributions is 100% Vested upon and after his/her attaining application of top-heavy vesting schedules under Section Normal Retirement Age (or if applicable, Early Retirement Age) 5.03(A)(1). Specifically, the Employer: (i) may elect to apply if the Participant is employed by the Employer on or after that the top-heavy vesting schedule only to Regular Matching date and regardless of the Participant's Years of Service for Contributions and Additional Matching Contributions made in vesting or the Employer's Adoption Agreement elected vesting Plan Years beginning after December 31, 2001, and to the schedules. associated Earnings; and (ii) may elect to apply top-heavy vesting to the affected Matching Contributions for all (A) Pension Plans. If the Plan is a Money Purchase Pension Participants even if they do not have one Hour of Service in a Plan, effective as of the first Plan Year beginning after June 30, Plan Year beginning after December 31, 2001; (iii) may elect to 2008, the Employer in its Adoption Agreement must elect a apply the top-heavy vesting schedule only to non-Matching Normal Retirement Age of at least age 62; provided that the Contributions made in Plan Years beginning after December 31, Employer may designate a lower age, not less than age 55, if 2006, and to the associated Earnings; and/or (iv) may elect to that age is reasonably representative of the typical retirement apply top-heavy vesting to the affected non-Matching age for the industry in which the covered workforce is Contributions for all Participants even if they do not have one employed. Hour of Service in a Plan Year beginning after December 31, 2006. 5.02 PARTICIPANT DEATH OR DISABILITY. The Employer must elect in its Adoption Agreement whether a (a) Election of schedule once Plan is top-heavy. If Participant's Account Balance derived from Employer the Employer elects in Appendix B to apply a non-top-heavy Contributions is 100% Vested if the Participant's Separation vesting schedule as permitted, in the event that the Plan becomes from Service is a result of his/her death or Disability. top-heavy and then later becomes non-top-heavy, the Employer must further elect whether the Plan will continue to apply the 5.03 VESTING SCHEDULE. top-heavy schedule or to return to the elected non-top-heavy schedule commencing in the non-top-heavy Plan Year. (A) General. Except as provided in Sections 5.01 and 5.02, or unless the Employer in its Adoption Agreement elects (3) Election of different schedules. The Employer in its immediate vesting, for each Year of Service as described in Adoption Agreement must elect whether the Plan will apply the Section 5.05, a Participant's Vested percentage of his/her same vesting schedule or a different vesting schedule to Account Balance derived from Nonelective Contributions, Employer Contributions (other than Matching Contributions), Regular Matching Contributions, Additional Matching Regular Matching Contributions and Additional Matching Contributions, QACA Safe Harbor Contributions, or Money Contributions. Purchase Pension Contributions equals the percentage under the appropriate vesting schedule the Employer has elected in its (4) Top-heavy default schedule. If the Employer elects a Adoption Agreement. For purposes of this Section 5.03 and the non-compliant top-heavy schedule, the Plan Administrator will corresponding Appendix B elections, "top-heavy vesting apply a top-heavy schedule under the Plan which most closely schedule" means a vesting schedule at least as rapid as a 6-year approximates the Employer's elected schedule (graded or cliff). graded schedule or a 3-year cliff schedule. Any vesting schedule which is not a top-heavy vesting schedule is a "non-top-heavy (5) QACA vesting schedule. The Employer in its schedule." Adoption Agreement as to QACA Safe Harbor Contributions will elect either: (a) 100% immediate vesting; or (b) any other (1) Top-heavy schedule. If the Employer in it Adoption vesting schedule under which a Participant will become 100% Agreement elects to apply a vesting schedule, it must elect a Vested after not more than 2 Years of Service. top-heavy vesting schedule as to the Regular Matching Contributions, Additional Matching Contributions and all other (B) Vesting Schedules. For purposes of the Employer's (non-Matching) Employer Contributions, except QACA Safe elections under its Adoption Agreement, "2 year cliff," "6-year Harbor Contributions under Section 5.03(A)(5) or fully vested graded," "3-year cliff," "7-year graded" or "5-year cliff" means contributions under Section 5.03(E). The top-heavy vesting an Employee's Vested percentage, based on each included Year schedule(s) the Employer elects in its Adoption Agreement of Service (as the Employer elects in its Adoption Agreement), applies to: (i) all Regular Matching Contributions Accounts and under the following applicable schedule: Additional Matching Contributions Accounts of all Participants who have at least one Hour of Service in a Plan Year beginning after December 31, 2001; (ii) all other (non-Matching) Employer Contribution Accounts of all Participants who have at least one Hour of Service in a Plan Year beginning after © 2014 Great-West Trust Company, LLC or its suppliers 52

Defined Contribution Prototype Plan Contributions), SIMPLE Contributions, Rollover Contributions, 6-year graded 7-year graded DECs and Designated IRA Contributions. A Participant has a 100% Vested interest at all times in his/her Account attributable 0-1 year / 0% 0-2 years / 0% to Prevailing Wage Contributions. 2 years / 20% 3 years / 20% 3 years / 40% 4 years / 40% (F) Mergers/Transfers. A merger or other Transfer of assets 4 years / 60% 5 years / 60% from another Defined Contribution Plan to this Plan does not 5 years / 80% 6 years / 80% result, solely by reason of the merger or Transfer, in 100% 6 years / 100% 7 years / 100% vesting of the merged or transferred assets. The Plan Administrator operationally and on a uniform and 2-year cliff nondiscriminatory basis will determine in the case of a merger or other Transfer to the Plan whether: (1) to vest immediately all 0-1 year/0% transferred assets; (2) to vest the transferred assets in accordance 2 years/100% with the Plan's vesting schedule applicable to the Contribution Type being transferred but subject to the requirements of 3-year cliff 5-year cliff Section 5.08; or (3) to vest the transferred assets in accordance with the transferor plan's vesting schedule(s) applicable to the 0-2 years / 0% 0-4 years / 0% Contribution Types being transferred, as such schedules existed 3 years / 100% 5 years / 100% on the date of the Transfer. The Employer may elect to record such information in its Adoption Agreement as a special vesting (C) "Grossed-Up" Vesting Formula. If the Trustee makes a election. distribution (other than a Cash-Out Distribution described in Section 5.04) to a Participant from an Account which is not fully 5.04 CASH-OUT DISTRIBUTION/POSSIBLE Vested, and the Participant has not incurred a Forfeiture Break RESTORATION. in Service, the provisions of this Section 5.03(C) apply to the Participant's Account Balance. (A) Effect of Cash-Out Distribution. If a Partially-Vested Participant receives a Cash-Out Distribution before he/she (1) Separate Account/formula. The Plan Administrator incurs a Forfeiture Break in Service the Participant will incur an will establish a separate account for the Participant's Account immediate forfeiture of the non-Vested portion of his/her Balance at the time of the distribution. At any relevant time Account Balance. following the distribution, the Plan Administrator will determine the Participant's Vested Account Balance in such separate (1) Definition of Partially-Vested Participant. A account derived from Employer Contributions in accordance Partially-Vested Participant is a Participant whose Vested with the following formula: P(AB + D) - D. To apply this percentage determined under Section 5.03 in any Account is less formula, "P" is the Participant's current vesting percentage at the than 100%, who is not a 0% Vested Participant as defined relevant time, "AB" is the Participant's Employer-derived below. Account Balance at the relevant time and "D" is the amount of the earlier distribution. If, under a Restated Plan, the Plan has (2) Definition of Cash-Out Distribution. A Cash-Out made distribution to a partially-Vested Participant prior to its Distribution is a distribution to the Participant or a Direct restated Effective Date and is unable to apply the cash-out Rollover for the Participant (whether a Mandatory Distribution provisions of Section 5.04 to that prior distribution, this special or a Distribution Requiring Consent as described in Article VI), vesting formula also applies to that Participant's remaining of his/her entire Vested Account Balance (including Elective Account Balance. Deferrals and Employee Contributions if any) due to the Participant's Separation from Service or Severance from (2) Alternative formula. The Employer, in Appendix B, Employment. may elect to modify this formula to read as follows: P(AB + (R x D)) - (R x D). For purposes of this alternative formula, "R" is (3) Allocation in Cash-Out Year. If a Partially-Vested the ratio of "AB" to the Participant's Employer-derived Account Participant's Account is entitled to an allocation of Employer Balance immediately following the earlier distribution. Contributions or Participant forfeitures for the Plan Year in which he/she otherwise would incur a forfeiture by reason of a (3) Application to Contribution Type. If a Participant Cash-Out Distribution, the Plan Administrator will make the will receive a distribution from a particular Contribution Type, additional allocation of Employer Contributions and forfeitures the Plan Administrator in applying this Section 5.03(C) will without regard to whether the Participant previously received a determine the Participant's Vested Account Balance for the Cash-Out Distribution; provided, that the Plan Administrator, in Participant's Contribution Type separately. accordance with Section 3.07(D), will not allocate to such Participant any of his/her own forfeiture resulting from the (D) Special Vesting Elections. The Employer in its Adoption Cash-Out Distribution. Agreement may elect other specified vesting provisions which are consistent with Code §411. (B) Forfeiture Restoration and Conditions for Restoration. A partially-Vested Participant re-employed by the Employer (E) Fully Vested Amounts. A Participant has a 100% Vested after receiving a Cash-Out Distribution of the Vested percentage interest at all times in his/her Accounts attributable to Elective of his/her Account Balance may repay to the Trust the entire Deferrals, Employee Contributions, QNECs, QMACs, Safe amount of the Cash-Out Distribution (including Elective Harbor Contributions (except as the Employer otherwise elects Deferrals and Employee Contributions if any) without any in its Adoption Agreement as to QACA Safe Harbor © 2014 Great-West Trust Company, LLC or its suppliers 53

Defined Contribution Prototype Plan adjustment for Earnings, unless the Participant no longer has a (6) Multiple restorations. If, for a particular Plan Year, right to restoration under this Section 5.04(B). the Plan Administrator must restore the Account Balance of more than one re-employed Participant, the Plan Administrator (1) Restoration. If a re-employed Participant repays will make the restoration allocations from the amounts described his/her Cash-Out Distribution, the Plan Administrator, subject to in Section 5.04(B)(5), clauses (a), (b) and (c) to each such the conditions of this Section 5.04(B), must restore the Participant's Account in the same proportion that a Participant's Participant's Account Balance to the same dollar amount as the restored amount for the Plan Year bears to the restored amount dollar amount of his/her Account Balance on the Accounting for the Plan Year of all re-employed Participants. Date, or other Valuation Date, immediately preceding the date of the Cash-Out Distribution, unadjusted for any Earnings (7) Employer must make-up shortfall. To the extent the occurring subsequent to that Accounting Date (and prior to the amounts described in Section 5.04(B)(5) are insufficient to Participant's repayment or the Employer's restoration) or other enable the Plan Administrator to make the required restoration, Valuation Date. the Employer must contribute, without regard to any requirement or condition of Article III, the additional amount (2) Source of repayment. A re-employed Participant may necessary to enable the Plan Administrator to make the required make repayment from any source, including an IRA Rollover restoration. Contribution. (8) Not an Annual Addition. A cash-out restoration (3) No restoration. The Plan Administrator will not allocation is not an Annual Addition under Article IV. restore a re-employed Participant's Account Balance under this Section 5.04 (B) if: (C) Deemed Cash-Out of 0% Vested Participant. Except as the Employer may elect in Appendix B, the "deemed cash-out (a) 5 Years. 5 years have elapsed since the rule" of this Section 5.04(C) applies to any 0% Vested Participant's first re-employment date with the Employer Participant. Under a deemed cash-out, a Participant does not following the Cash-Out Distribution; receive an actual Plan distribution but the Plan Administrator treats the Participant as having received an actual Cash-Out (b) Not employed. The Employer does not employ Distribution. the Participant on the date the Participant repays his/her Cash-Out Distribution; or (1) Definition of 0% Vested Participant. A Participant is not 0% Vested if, at the time that the Plan Administrator (c) Forfeiture Break. The Participant has incurred a applies the deemed cash-out rule: (i) the Participant has any Forfeiture Break in Service. This condition also applies if the existing Account Balance attributable to Elective Deferrals, Participant makes repayment within the Plan Year in which Employee Contributions, Safe Harbor Contributions, Prevailing he/she incurs the Forfeiture Break in Service and that Forfeiture Wage Contributions, Rollover Contributions, QNECs, QMACs Break in Service would result in a complete forfeiture of the or DECs; or (ii) the Participant has any vesting in accordance amount the Plan Administrator otherwise would restore. with the vesting schedule applicable to any other Contribution Type with a positive (non-zero) balance in that Account. A (4) Restoration timing. If none of the conditions in Participant is 0% Vested if the Participant is eligible to make or Section 5.04(B)(3) preventing restoration of the Participant's to receive any of the contributions described in clause (i) above, Account Balance apply, the Plan Administrator will restore the but has not made or received such contributions and if the Participant's Account Balance as of the Plan Year Accounting Participant has no vesting or no Account Balance as to Date coincident with or immediately following the repayment. Contribution Types described in clause (ii) above. (5) Source of restoration. To restore the Participant's (2) If not entitled to allocation. If a 0% Vested Account Balance, the Plan Administrator, to the extent Participant's Account is not entitled to an allocation of Employer necessary, will allocate to the Participant's Account: Contributions for the Plan Year in which the Participant has a Severance from Employment, the Plan Administrator will apply (a) Forfeitures. First, from the amount, if any, of the deemed cash-out rule as if the 0% Vested Participant Participant forfeitures the Plan Administrator otherwise would received a Cash-Out Distribution on the date of the Participant's allocate in that Plan Year under Section 3.07; Severance from Employment. (b) Earnings. Second, from the amount, if any, of (3) If entitled to allocation. If a 0% Vested Participant's the Earnings for the Plan Year, except to the extent Earnings are Account is entitled to an allocation of Employer contributions or allocable to specific Participant-Directed Accounts under Participant forfeitures for the Plan Year in which the Participant Section 7.04(A)(2)(b); and has a Severance from Employment, the Plan Administrator will apply the deemed cash-out rule as if the 0% Vested Participant (c) Employer Contribution. Third, from the amount received a Cash-Out Distribution on the first day of the first Plan of a discretionary Employer Contribution for the Plan Year. Year beginning after his/her Severance from Employment. The Employer in Appendix B may eliminate as a (4) Timing of "deemed repayment." For purposes of source of restoration any of the amounts described in clauses (a), applying the restoration provisions of this Section 5.04, the Plan (b), and (c) or may change the order of priority of these Administrator will treat a re-employed 0% Vested Participant as amounts. repaying his/her cash-out "distribution" on the date of the Participant's re-employment with the Employer. © 2014 Great-West Trust Company, LLC or its suppliers 54

Defined Contribution Prototype Plan (5) Pension plans. If the Plan is a Money Purchase Pension Plan, all references in this Section 5.04(C) to (1) Forfeiture Break in Service; Cash-Out. For the sole "Severance from Employment" mean "Separation from Service." purpose of determining a Participant's Vested percentage of his/her Account Balance derived from Employer Contributions (D) Accounting for Cash-Out Repayment. which accrued for his/her benefit prior to a Forfeiture Break in Service or receipt of a Cash-Out Distribution, the Plan (1) Pending restoration. As soon as is administratively disregards any Year of Service after the Participant first incurs a practicable, the Plan Administrator will credit to the Participant's Forfeiture Break in Service or receives a Cash-Out Distribution Account the Cash-Out Distribution amount a Participant has (except where the Plan Administrator restores the Participant's repaid to the Plan. Pending the restoration of the Participant's Account under Section 5.04(B)). Account Balance, the Plan Administrator under Section 7.04(A)(2)(c) may direct the Trustee to place the Participant's (2) Rule of parity and one-year hold-out rule. If the Cash-Out Distribution repayment in a Segregated Account. rule of parity under Section 5.06(C) or the one-year hold-out rule under Section 5.06(D) applies, the Plan disregards pre-break (2) Accounting by contribution source. The Plan Service as described therein. Administrator will account for a Participant's restored balance by treating the Account as consisting of the same Contribution (3) Other exclusions. Consistent with Code §411(a)(4), Types and amounts as existed on the date of the Cash-Out any Year of Service the Employer elects to exclude under its Distribution. The Employer in Appendix B may elect an Adoption Agreement, including Service during any period for alternative accounting for a restored Account, either under the which the Employer did not maintain the Plan or a Predecessor "nonelective rule" or under the "rollover rule." Under the Plan. See Section 1.46(B). nonelective rule, the Plan Administrator will treat the portion of the Participant's restored balance attributable to the Participant's (D) Elapsed Time. If the Employer in its Adoption Agreement cash-out repayment as a Nonelective Contribution (or other elects to apply the Elapsed Time Method in applying the Plan's Employer Contributions as applicable) for purposes of any vesting schedule, the Plan Administrator will credit Service in subsequent distribution. Under the rollover rule, the Plan accordance with Section 1.32(A)(3). Administrator will treat the portion of the Participant's restored balance attributable to the Participant's cash-out repayment as a 5.06 BREAK IN SERVICE AND FORFEITURE BREAK Rollover Contribution for purposes of any subsequent IN SERVICE - VESTING. distribution; provided however that if the cash-out repayment does not qualify as a Rollover Contribution or if the Plan does (A) Definition of Break in Service. For purposes of this not permit Rollover Contributions, the Plan Administrator will Article V, a Participant incurs a Break in Service if during any apply the nonelective rule. Under either the nonelective rule or Vesting Computation Period he/she does not complete more the rollover rule the portion of the Participant's restored balance than 500 Hours of Service. If the Plan applies the Elapsed Time attributable to the Plan Administrator's restoration under Section Method of crediting Service, a Participant incurs a Break in 5.04(B)(1), consists of the same Contribution Types and Service if the Participant has a Period of Severance of at least 12 amounts as existed as of the date of the Cash-out Distribution. consecutive months. If, pursuant to Section 5.05(A), the Plan does not require more than 500 Hours of Service to receive (3) Return if failed repayment. Unless the cash-out credit for a Year of Service, a Participant incurs a Break in repayment qualifies as a Participant Rollover Contribution, the Service in a Vesting Computation Period in which he/she fails to Plan Administrator will direct the Trustee to repay to the complete a Year of Service. Participant as soon as is administratively practicable, the full amount of the Participant's Cash-Out Distribution repayment if (B) Definition of Forfeiture Break in Service. A Participant the Plan Administrator determines any of the conditions of incurs a Forfeiture Break in Service when he/she incurs 5 Section 5.04(B)(3) prevents restoration as of the applicable consecutive Breaks in Service. Accounting Date, notwithstanding the Participant's repayment. (C) Rule of Parity-Vesting. The Employer in its Adoption 5.05 YEAR OF SERVICE - VESTING. Agreement may elect to apply the "rule of parity" under Code §411(a)(6)(D) for purposes of determining vesting Years of (A) Definition of Year of Service. A Year of Service, for Service. Under the rule of parity, the Plan Administrator purposes of determining a Participant's vesting under Section excludes a Participant's Years of Service before a Break in 5.03, means the Vesting Computation Period during which an Service if: (1) the number of the Participant's consecutive Employee completes the number of Hours of Service (not Breaks in Service equals or exceeds 5; and (2) the Participant is exceeding 1,000) the Employer specifies in its Adoption 0% Vested in his/her Account Balance (as described under Agreement, without regard to whether the Employer continues Section 5.04(C)(1)) at the time he/she has the Breaks in Service. to employ the Employee during the entire Vesting Computation Period. (D) One-Year Hold-out Rule-Vesting. The "one-year hold-out rule" under Code §411(a)(6)(B) will not apply to this Article V (B) Definition of Vesting Computation Period. A Vesting unless the Employer elects otherwise in Appendix B. If the Computation Period is a 12-consecutive month period the one-year hold-out rule applies, an Employee who has a one-year Employer elects in its Adoption Agreement. Break in Service will not be credited for vesting purposes with any Years of Service earned before such one-year Break in (C) Counting Years of Service. For purposes of a Participant's Service, until the Employee has completed a Year of Service vesting in the Plan, the Plan counts all of an Employee's Years after the one-year Break in Service. of Service except: © 2014 Great-West Trust Company, LLC or its suppliers 55

Defined Contribution Prototype Plan 5.07 FORFEITURE OCCURS. under the pre-amendment vesting schedule with respect to the Participant's pre-amendment Account Balance. (A) Timing. A Participant's forfeiture of his/her non-Vested Account Balance derived from Employer Contributions occurs (B) Hour of Service Required. Except as the Plan otherwise under the Plan on the earlier of: expressly provides, an amended vesting schedule will apply to a Participant only if the Participant receives credit for at least one (1) Forfeiture Break. The last day of the Vesting Hour of Service after the new vesting schedule becomes Computation Period in which the Participant first incurs a effective. Forfeiture Break in Service; or (C) Election. If the Employer amends the Plan's vesting (2) Cash-Out. The date the Participant receives a schedule, each Participant having completed at least 3 Years of Cash-Out Distribution. Service (as described in Section 5.05) with the Employer prior to the expiration of the election period described below, may (B) Vesting Schedule/Lost Participants. The Plan elect irrevocably to have the Plan Administrator determine the Administrator determines the percentage of a Participant's Vested percentage of his/her Account Balance without regard to Account Balance forfeiture, if any, under this Section 5.07 the amendment. solely by reference to the vesting schedule the Employer elected in its Adoption Agreement. A Participant does not forfeit any (1) Notice of amendment. The Plan Administrator will portion of his/her Account Balance for any other reason or cause forward an appropriate notice of any amendment to the vesting except as expressly provided by this Section 5.07 or as provided schedule to each affected Participant, together with the under Sections 3.07 or 7.07. appropriate form upon which the Participant may make an election to remain under the pre-amendment vesting schedule 5.08 AMENDMENT TO VESTING SCHEDULE. The and notice of the time within which the Participant must make Employer under Section 11.02 may amend the Plan's vesting an election to remain under the pre-amendment vesting schedule(s) under Section 5.03 at any time, subject to this schedule. Section 5.08. For purposes of this Section 5.08, an amendment to the vesting schedule includes any Plan amendment which (2) Election timing. The Participant must file his/her directly or indirectly affects the computation of the Vested election with the Plan Administrator within 60 days of the latest percentage of a Participant's Account Balance. In addition, any of: (a) the Employer's adoption of the amendment; (b) the shift in the Plan's vesting schedule under Article X, due to a effective date of the amendment; or (c) the Participant's receipt change in the Plan's top-heavy status, is an amendment to the of a notice of the amendment. vesting schedule for purposes of this Section 5.08. (3) No election if no adverse effect. The election (A) No Reduction. The Plan Administrator will not apply the described in this Section 5.08(C) does not apply to a Participant amended vesting schedule to reduce any Participant's existing if the amended vesting schedule provides for vesting at least as Vested percentage (determined on the later of the date the rapid at any time as the vesting schedule in effect prior to the Employer adopts the amendment, or the date the amendment amendment. becomes effective) in the Participant's existing (pre-amendment) and future Account Balance attributable to Employer 5.09 EMPLOYEE CONTRIBUTIONS. A Participant who Contributions, to a percentage less than the Vested percentage is either fully or partially vested in his or her Employer computed under the Plan without regard to the amendment. Contributions will not forfeit any of those contributions merely Furthermore, the Plan Administrator will not apply the amended as the result of a distribution of all or any portion of the vesting schedule to affect adversely a Participant's Vesting Participant's Employee Contributions. © 2014 Great-West Trust Company, LLC or its suppliers 56

Defined Contribution Prototype Plan ARTICLE VI DISTRIBUTIONS 6.01 TIMING OF DISTRIBUTION. The Plan (b) Distribution of Mandatory Distribution before Administrator will direct the Trustee to commence distribution 62/NRA; method and timing. If a Participant will receive a of a Participant's Vested Account Balance in accordance with Mandatory Distribution before attaining the later of age 62 or this Section 6.01 upon the Participant's Separation from Service Normal Retirement Age, the Plan Administrator will direct the (or Severance from Employment) for any reason, upon the Trustee to distribute the Mandatory Distribution to the Participant's death, or if the Participant exercises an In-Service Participant in a Lump-Sum (without regard to Section 6.04) Distribution right under the Plan. The Trustee may make Plan consisting of the Participant's entire Vested Account Balance distributions on any administratively practical date during the (including any Rollover Contribution Account even if the Plan Plan Year, consistent with the Employer's elections in its disregards a Rollover Contribution Account in determining Adoption Agreement. For purposes of this Article VI, the Plan Mandatory Distribution status). The Plan Administrator will applies Severance from Employment in place of Separation from direct the Trustee to make a Mandatory Distribution at the time Service where distribution is of Restricted 401(k) Accounts. the Employer elects in its Adoption Agreement, but in no event Section 6.01(A) is controlling as to distribution of all Accounts later than the 60th day following the close of the Plan Year in upon Separation from Service or Severance from Employment. which: (i) the Participant attains Normal Retirement Age or age Section 6.01(B) is controlling as to distribution of all Accounts 65 if earlier; or (ii) occurs the Participant's 10th anniversary of upon death (whether death occurs before or after Separation Plan participation, whichever is later. See Section 6.08(D) from Service or Severance from Employment). Section 6.01(C) regarding potential Automatic Rollover of Mandatory applies only while a Participant remains employed by the Distributions. The Plan Administrator, in accordance with Employer and only to such Accounts described in the Plan and Section 6.08(B) will give a rollover notice to a Participant who as the Employer elects in its Adoption Agreement. will receive a Mandatory Distribution. The notice will explain the Automatic Rollover under Section 6.08(D) as applicable in (A) Distribution upon Separation from Service/Severance the case of the Participant's failure to respond timely to the from Employment (other than death). rollover notice. (1) Mandatory Distributions. The Employer in its (c) Distribution of Mandatory Distribution if Adoption Agreement will elect whether the Plan will make 62/NRA; method and timing. Mandatory Distributions and will elect the timing of the Mandatory Distribution. If the Employer elects no Mandatory (i) Balance not exceeding $5,000. If a Distributions, then all distributions are Distributions Requiring Participant will receive a Mandatory Distribution after attaining Consent under Section 6.01(A)(2). The timing of any Mandatory the later of age 62 or Normal Retirement Age, and the Distribution must comply with Code §401(a)(14). Participant's Vested Account Balance (including any Rollover Contributions Account) does not exceed $5,000 (or such lesser (a) Definition of Mandatory Distribution. A amount the Employer elects in Appendix B), the Plan Mandatory Distribution is a Plan required distribution without Administrator will direct the Trustee to distribute a Mandatory the Participant's consent upon the Participant's Separation from Distribution to the Participant in a Lump-Sum (without regard to Service. A Mandatory Distribution does not include a Section 6.04) consisting of the Participant's entire Vested distribution based on the Participant's death or on account of Account Balance. The Plan Administrator will direct the Trustee Plan termination. to make a Mandatory Distribution at the time the Employer elects in its Adoption Agreement, but not later than the 60th day (i) Distribution after 62/NRA; unlimited following the close of the Plan Year in which: (A) the amount. A Mandatory Distribution in the case of a Participant Participant incurs a Separation from Service; or (B) occurs the who will receive the distribution after the Participant attains the Participant's 10th anniversary of Plan participation, whichever is later of age 62 or Normal Retirement Age includes a distribution later. of any amount. (ii) Balance exceeds $5,000. If a Participant (ii) Distribution before 62/NRA; amount limit will receive a Mandatory Distribution after attaining the later of and Rollovers. A Mandatory Distribution in the case of a age 62 or Normal Retirement Age, and the Participant's Vested Participant who will receive the distribution before the Account Balance (including any Rollover Contributions Participant attains the later of age 62 or Normal Retirement Age Account) exceeds $5,000 (or such lesser amount the Employer may not exceed the amount (not exceeding $5,000) the elects in Appendix B), the Participant may elect any method or Employer elects in its Adoption Agreement. In applying the form of distribution available under the Plan and the Plan elected Mandatory Distribution amount, the Plan Administrator Administrator in accordance with Section 6.01(A)(2)(c) will will include or exclude a Participant's Rollover Contributions provide the Participant with a distribution notice. If under Account as the Employer elects in its Adoption Agreement. The Section 6.01(A)(2)(f) the Plan permits a Participant receiving a Plan Administrator will disregard accumulated DECs. Distribution Requiring Consent to postpone distribution to any specified date (not beyond the Participant's DCD as described in (iii) Remaining Installments. A Mandatory Section 6.02), a Participant receiving a Mandatory Distribution Distribution does not include the remaining balance of any under this Section 6.01(A)(1)(c)(ii) also may elect to postpone Installment distribution (originally subject to Participant distribution. If a Participant may not elect to postpone consent), but where the remaining Account Balance presently is distribution or fails to elect to postpone distribution, the Plan less than the Mandatory Distribution amount. Administrator will direct the Trustee to distribute the Participant's Account at the time the Employer elects in its © 2014 Great-West Trust Company, LLC or its suppliers 57

Defined Contribution Prototype Plan Adoption Agreement, but not later than the 60th day following administratively practical time which is earlier than 30 days the close of the Plan Year in which: (A) the Participant incurs a following the Participant's receipt of the distribution notice, by Separation from Service; or (B) occurs the Participant's 10th waiving in writing the balance of the 30 days. However, if the anniversary of Plan participation, whichever is later. requirements of Section 6.04 apply, the Participant may not elect to commence distribution during the 7 days immediately (iii) Rollover notice but no Automatic following the date of the Participant's receipt of the distribution Rollover. The Plan Administrator, in accordance with Section notice. 6.08(B) will give a rollover notice to a Participant who will receive a Mandatory Distribution under this Section (f) Election to postpone. A Participant eligible to 6.01(A)(1)(c). However, the Automatic Rollover under Section receive a Distribution Requiring Consent prior to his/her 6.08(D), in the case of the Participant's failure to respond timely Annuity Starting Date, may elect to postpone distribution to the rollover notice, does not apply under this Section beyond the time the Employer has elected in its Adoption 6.01(A)(1)(c). Agreement, to any specified date including, but not beyond the Participant's RBD as described in Section 6.02, unless the (2) Distributions Requiring Consent. Employer, in its Adoption Agreement, specifically limits a Participant's right to postpone distribution of his/her Account (a) Definition of Distribution Requiring Consent. Balance only to the later of the date the Participant attains age A Distribution Requiring Consent is a distribution upon the 62 or Normal Retirement Age. The Plan Administrator will Participant's Separation from Service other than on account of reapply the notice and consent requirements of Section death and which is not a Mandatory Distribution, 6.01(A)(2) to any distribution a Participant postpones under this Section 6.01(A)(2)(f). (b) Distribution of Distribution Requiring Consent. The Plan Administrator, subject to this Section (g) No election/deemed elected distribution date. 6.01(A)(2) regarding Participant elections or the absence In the absence of a Participant's consent and distribution election thereof, will direct the Trustee to commence or make a (as described in Sections 6.01(A)(2)(d) and (e)) or in the Distribution Requiring Consent, at the time or times and in the absence of the Participant's election under Section 6.01(A)(2)(f), form the Adoption Agreement specifies. made prior to his/her Annuity Starting Date, to postpone distribution, the Plan Administrator, consistent with the (c) Distribution notice. At least 30 days and not Employer's elections in its Adoption Agreement, will treat the more than 180 days prior to the Participant's Annuity Starting Participant as having elected (in accordance with the Treasury Date, the Plan Administrator must provide a written distribution regulations under Code §§411 and 401(a)(14)) to postpone notice (or a summary notice as permitted under Treasury his/her distribution until the later of the date the Participant regulations) to a Participant who is eligible to receive a attains age 62 or Normal Retirement Age. At the applicable date, Distribution Requiring Consent. The distribution notice must the Plan Administrator then will direct the Trustee to distribute explain the optional forms of benefit in the Plan, including the the Participant's Vested Account Balance in a Lump-Sum (or, if material features and relative values of those options, and the applicable, the annuity form of distribution required under Participant's right to postpone distribution until the applicable Section 6.04). The provisions Section 6.01(A)(2)(e) regarding date described in Section 6.01(A)(2)(f). The notice will describe reconsideration of distribution elections apply to any election or the consequences of the Participant's failure to postpone the deemed election in this Section 6.01(A)(2)(g). distribution. Also see Section 6.08(B) for provisions relating to a rollover notice. (h) Definition of Annuity Starting Date. See Section 1.06(A). (d) Consent requirements. A Participant must consent, in writing, following receipt of the distribution notice, (3) Disability. If the Participant's Separation from Service to any Distribution Requiring Consent. The Participant's spouse is because of his/her Disability, except to the extent the also must consent, in writing, to any distribution, for which Employer elects in its Adoption Agreement to accelerate Section 6.04 requires the spouse's consent. The consent distribution, the Plan Administrator will direct the Trustee to requirements of this Section 6.01(A)(2)(d) do not apply to distribute the Participant's Vested Account Balance at the same defaulted loans described in Section 7.06(C), to RMDs under time and in the same form as if the Participant had incurred a Section 6.02 or to corrective distributions under Article IV. See Separation from Service without Disability. Section 11.05(D) as to consent requirements related to distributions following Plan termination. (4) Determination of Vested Account Balance. For purposes of the consent requirements under this Article VI and (e) Distribution election/reconsideration. A of determining whether a distribution is a Mandatory Participant eligible to receive a Distribution Requiring Consent, Distribution, the Plan Administrator determines a Participant's consistent with the Adoption Agreement and subject to Sections Vested Account Balance as of the most recent Valuation Date 6.02, 6.03 and 6.04, may elect the time and method of immediately prior to the distribution date, and takes into account distribution of his/her Account (or portion thereof) following the Participant's entire Account Balance, including Elective receipt of the distribution notice. Unless the Plan Administrator Deferrals, but including or excluding the Participant's Rollover in a distribution form, notice, or other Plan disclosure indicates Contributions Account as the Employer elects in its Adoption otherwise, a Participant may reconsider his/her distribution Agreement. The Plan Administrator in determining the election at any time prior to the Annuity Starting Date and may Participant's Vested Account Balance at the relevant time, will elect to commence distribution as of any other distribution date disregard a Participant's Vested Account Balance existing on permitted under the Plan or under the Adoption Agreement. A any prior date, except as related to Installment distributions Participant may elect to receive a distribution at any under Section 6.01(A)(1)(a)(iii). © 2014 Great-West Trust Company, LLC or its suppliers 58

Defined Contribution Prototype Plan (b) Other Conditions. The Employer in its Adoption (5) Consent to Cash-Out Distribution/forfeiture. If a Agreement may elect other conditions applicable to In-Service Participant is partially Vested in his/her Account Balance, a Distributions. Participant's election under Section 6.01(A)(2) to receive distribution prior to the Participant's incurring a Forfeiture Break (3) Administration. in Service, must be in the form of a Cash-Out Distribution. (a) Participant election. A Participant must make (6) Return to employment. A Participant may not any permitted In-Service Distribution election under this Section receive a distribution based on Separation from Service, or 6.01(C) in writing and on a form prescribed by the Plan continue any Installment distribution based on a prior Separation Administrator which specifies the percentage or dollar amount from Service, if, prior to the time the Trustee actually makes the of the distribution and the Participant's Contribution Type or distribution, the Participant returns to employment with the Account to which the election applies. Employer. (b) Frequency, timing and method. If the Plan (B) Distribution upon Death. In the event of the Participant's permits In-Service Distributions: (i) the Plan Administrator may death (whether death occurs before or after Separation from adopt a policy imposing frequency limitations or other Service or Severance from Employment), the Plan Administrator reasonable administrative conditions; and (ii) a Participant may will direct the Trustee, in accordance with this Section 6.01(B) elect as many In-Service Distributions per Plan Year as the to distribute to the Participant's Beneficiary the Participant's election form prescribed by the Plan Administrator allows, or as Vested Account Balance remaining in the Trust at the time of any In-Service Distribution policy permits, with a minimum of the Participant's death. one In-Service Distribution permitted each Plan Year. If the Plan Administrator's form or policy does not specify the permitted (1) Timing of commencement. The Plan Administrator number of Plan Year In-Service Distributions, the number is not must direct the Trustee to distribute or commence distribution of limited. The Trustee, as directed by the Plan Administrator and the deceased Participant's Vested Account Balance following the subject to Section 6.04, will distribute the amount(s) a date on which the Plan Administrator receives notification of, or Participant elects, as soon as administratively practical after the otherwise confirms, the Participant's death. The actual timing of Participant files his/her properly completed In-Service distribution will be in accordance with: (a) the Employer's Distribution election with the Plan Administrator. The Trustee Adoption Agreement elections; (b) any Participant or will distribute the Participant's remaining Account Balance in Beneficiary permitted and timely made election under Section accordance with the other provisions of this Article VI. 6.03(B); and (c) the Plan terms including Section 6.02. (4) Account restrictions. (2) Distribution method. The Plan Administrator must direct the Trustee to distribute or commence distribution of the (a) Nonelective, Regular Matching, Additional deceased Participant's Vested Account Balance under a method Matching and SIMPLE Contribution distribution events. which is in accordance with: (a) the Employer's Appendix B The Employer in its Adoption Agreement may elect to permit an elections; (b) any Participant or Beneficiary permitted and In-Service Distribution of the Nonelective, Regular Matching, timely made election under Section 6.03(B); and (c) the Plan Additional Matching and SIMPLE Contribution Accounts upon terms including Sections 6.02 and 6.04. a Participant's attainment of a stated age, based on a fixed number of years or based upon some other specified event, such (C) In-Service Distribution. The Employer in its Adoption as hardship under Section 6.07. Such Adoption Agreement Agreement must elect the Participants' In-Service Distribution elections include, but are not limited to, the following: rights, if any. If the Employer elects to permit any In-Service Distributions, the Employer will elect the eligible Contribution (i) Two year "seasoned" contributions. The Type or Contribution Type Accounts and the age or other events contributions which the Plan Administrator will distribute were which entitle a Participant to an In-Service Distribution. An made at least 2 years (or such other greater period as the In-Service Distribution under this Section 6.01(C) is subject to Employer elects in its Adoption Agreement) prior to the date on all provisions and limitations described herein and in Sections which the distribution will occur. Such distributions may include 6.04 and 11.02(C)(3) as to Protected Benefits. Earnings on the "seasoned" contributions. (1) Definition of In-Service Distribution. An In-Service (ii) 60 months of participation. The Participant distribution means distribution of a Participant's Account or any has been a Participant for at least 60 months (or for such other portion thereof prior to his/her Separation from Service. greater period as the Employer elects in its Adoption Agreement) prior to the date on which the Plan Administrator (2) Conditions. will make the distribution. This election applies to all applicable contributions, regardless of when made. (a) Vesting. The Employer must elect in its Adoption Agreement whether a partially-Vested Participant may (b) 401(k) Plans. receive an In-Service Distribution. If a Participant receives an In-Service Distribution as to a partially-Vested Account, and the (i) Limitation. The Employer in its Adoption Participant has not incurred a Forfeiture Break in Service, the Agreement may elect to permit an In-Service Distribution of the Plan Administrator will apply the vesting provisions of Section Restricted 401(k) Accounts only upon a Participant's Disability, 5.03(C). attainment of age 59 1/2 (or any later age), hardship in accordance with Section 6.07, and as a QRD. Also see Section 6.11 regarding deemed severance distributions. © 2014 Great-West Trust Company, LLC or its suppliers 59

Defined Contribution Prototype Plan from a Money Purchase Pension Plan (or from a target benefit (ii) Definition of Restricted 401(k) Accounts. plan). In applying the Normal Retirement Age restriction in A Participant's Restricted 401(k) Accounts are the Participant's Section 6.01(C)(4)(c), the plan is subject to the limitations of Elective Deferral Account, QNEC Account, QMAC Account Section 5.01(A). This limitation applies only to such transferred and Safe Harbor Contributions Account. balances consisting of Restricted Pension Accounts. (iii) Definition of QRD. A QRD means a (ii) Distribution restrictions: transfers from qualified reservist distribution as defined under Code 401(k) Plans to other plans. Except in the case of certain §72(t)(2)(G)(iii). A QRD is any distribution to an individual Elective Transfers, if this Plan is a Profit Sharing Plan or a who is ordered or called to active duty after September 11, 2001, Money Purchase Pension Plan, the Plan, except in accordance if: (A) the distribution is from the Elective Deferral Account; with Section 6.01(C)(4)(b), may not make any In-Service (B) the individual was (by reason of being a member of a Distribution to the Participant of his/her Restricted 401(k) reserve component, as defined in section 101 of title 37, United Accounts (including post-transfer Earnings on those Accounts) States Code) ordered or called to active duty for a period in previously transferred, within the meaning of Code §414(l), to excess of 179 days or for an indefinite period; and (C) the Plan this Plan from a 401(k) Plan. This limitation applies only to such makes the distribution during the period beginning on the date of transferred balances consisting of Restricted 401(k) Accounts. such order or call, and ending at the close of the active duty period. (iii) Protected Benefit/Separate Accounting. See Section 11.06 regarding preservation of Protected Benefits (c) Money Purchase Pension (including target with regard to transferred amounts. The Plan Administrator must benefit) Plans. apply proper separate accounting of transferred amounts to comply with this Section 6.01(C)(4)(f). (i) Limitation. The Employer in its Adoption Agreement may elect to permit an In-Service distribution of the (g) Designated IRA. A Participant may request and Restricted Pension Accounts only upon attainment of Normal receive distribution of his/her Designated IRA Account at any Retirement Age (or any later age). For Plan Years commencing time, subject to the requirements of Code §401(a)(9) and the after 2006, the Employer in its Adoption Agreement may elect regulations thereunder as applicable to IRAs. Section 6.04 does to permit distribution on attainment of age 62 (or any later age), not apply to Designated IRA Contributions. even if Normal Retirement Age is later than age 62. (5) Hardship. See Section 6.07 regarding requirements (ii) Definition of Restricted Pension for In-Service Distributions and for post-Separation from Accounts. A Participant's Restricted Pension Accounts are the Service or Severance from Employment distribution Participant's Money Purchase Pension Plan or as applicable, accelerations, based on hardship. target benefit plan Accounts. (6) Plan termination. Notwithstanding Section (d) Prevailing Wage Contributions. For purposes 6.01(C)(4), in the event the Employer terminates the Plan, the of In-Service Distributions, a Participant's Prevailing Wage Plan Administrator may instruct the Trustee to make distribution Contribution Account is treated as a Nonelective or other of any restricted accounts in accordance with Section 11.05. Employer Contribution Account as applicable. However, if the Employer in its Adoption Agreement elects to offset other (7) In-Plan Roth Rollover Contributions. Except as Contribution Types with the Prevailing Wage Contribution, for otherwise elected in Appendix B, if the Employer in its purposes of In-Service Distributions, the Plan Administrator will Adoption Agreement elects under Section 3.08(E) to permit treat that portion of the Prevailing Wage Contribution Account In-Plan Roth Rollover Contributions, (a) all Accounts (except a which offsets another Contribution Type, as the other Roth Account) which may be distributed in an In-Service Contribution Type. Distribution are eligible for an In-Plan Roth Rollover; (b) a Participant may distribute and roll over his/her Plan loan in an (e) Rollover Contributions, Employee In-Plan Roth Rollover, but without changing the loan repayment Contributions and DECs. Unless otherwise specified on schedule; (c) any amount may be distributed in an In-Plan Roth Appendix B, a Participant may elect to receive an In-Service Rollover with no minimum; (d) a Participant may receive Distribution of his/her Accounts attributable to Rollover In-Service Distributions from his/her In-Plan Roth Rollover Contributions, Employee Contributions and DECs. Distribution Account under the same conditions as the Participant's Roth of a Rollover Contribution is subject to Section 6.04 if Section Elective Deferral Account; and (e) In-Service distributions 6.04 otherwise applies to the Participant. which are eligible for an In-Plan Roth Rollover are limited to those which are available for other types of distributions. If the (f) Transferred amounts/distribution restrictions Employer in Appendix B provides for In-Service Distributions and Protected Benefits. which are limited to In-Plan Roth Rollovers, the Employer in Appendix B may permit distribution of an additional amount (i) Distribution restrictions: transfers from solely for the purpose of federal or state income tax withholding pension plans to non-pension plans. Except in the case of for the Participant's anticipated tax obligations regarding the certain Elective Transfers, if this Plan is a Profit Sharing Plan or amount includible in the Participant's gross income by reason of a 401(k) Plan, the Plan, except in accordance with Section the In-Plan Roth Rollover (and the amount withheld for income 6.01(C)(4)(c), may not make any In-Service Distribution to the taxes). The Plan Administrator may limit the amount of the Participant of his/her Restricted Pension Accounts (including 100% withholding distribution to the amount the Plan post-transfer Earnings on those Accounts) previously Administrator reasonably determines is sufficient to satisfy the transferred, within the meaning of Code §414(l), to this Plan © 2014 Great-West Trust Company, LLC or its suppliers 60

Defined Contribution Prototype Plan Participant's federal and/or state income tax liability relating to surviving spouse is not the Participant's sole Designated the Plan distribution. Beneficiary, then distributions to the Designated Beneficiary will begin by December 31 of the calendar year immediately (8) EACA permissible withdrawals. See Section following the calendar year in which the Participant died. 3.02(B)(2)(d) regarding EACA permissible withdrawals. (c) No Designated Beneficiary/"5-year rule." If 6.02 REQUIRED MINIMUM DISTRIBUTIONS. there is no Designated Beneficiary as of September 30 of the year following the calendar year of the Participant's death, the (A) Lifetime RMDs. Participant's entire interest will be distributed by December 31 of the calendar year containing the fifth anniversary of the (1) RBD. The Plan Administrator will direct the Trustee Participant's death. to distribute or to commence distribution to the Participant of the Participant's entire Vested Account Balance no later than the (d) Participant survived by Designated Participant's RBD. Beneficiary/"Life Expectancy rule." If there is a Designated Beneficiary, the RMD for each DCY after the year of the (2) Amount of RMD for each DCY. During the Participant's death is the quotient obtained by dividing the Participant's lifetime, the RMD that will be distributed for each Participant's RMD Account Balance by the remaining Life DCY is the lesser of: Expectancy of the Participant's Designated Beneficiary, determined as provided in Section 6.02(B)(2)(a). (a) ULT amount. The quotient obtained by dividing the Participant's RMD Account Balance by the distribution (e) 5-year or Life Expectancy rule; possible period in the ULT, using the Participant's age as of the election. This Section 6.02(B)(1)(e) applies if a Participant dies Participant's birthday in the DCY; or before the DCD and determines whether the Life Expectancy rule under Section 6.02(B)(1)(d) or the 5-year rule under Section (b) SLT/younger spouse. If the Participant's sole 6.02(B)(1)(c) applies to RMDs of a Beneficiary. If the Designated Beneficiary for the DCY is the Participant's spouse Beneficiary is not a Designated Beneficiary, then the 5-year rule who is more than 10 years younger than the Participant, the applies. Otherwise, a Designated Beneficiary may elect which of quotient obtained by dividing the Participant's RMD Account these rules will apply unless the Employer otherwise elects in Balance by the distribution period in the JLT using the Appendix B. A permitted election under this Section Participant's and spouse's attained ages as of the Participant's 6.02(B)(1)(e) must be made no later than the earlier of and spouse's birthdays in the DCY. September 30 of the calendar year in which distribution would be required to begin under Section 6.02(B)(1), or by September (3) Lifetime RMDs continue through year of 30 of the calendar year which contains the fifth anniversary of Participant's death. RMDs will be determined under this the Participant's (or, if applicable, surviving spouse's) death. In Section 6.02(A) beginning with the first DCY and up to and the absence of a timely election, the Life Expectancy rule including the DCY that includes the Participant's date of death applies unless the Employer in Appendix B elects to apply the or until the Participant's Vested Account Balance is completely 5-year rule. The election of the Life Expectancy rule or the distributed. 5-year rule does not (i) entitle a Beneficiary to receive Installment distributions not otherwise provided in Section (B) Death RMDs. 6.03(A)(2), or (ii) delay the commencement or payment of distributions otherwise provided in 6.01(B)(1). (1) Death of Participant before DCD. If the Participant dies before the DCD, the Plan Administrator will direct the (2) Death on or after DCD. This Section 6.02(B)(2) Trustee to distribute or commence distribution to the Participant applies if the Participant dies on or after his/her DCD. If of the Participant's Vested Accrued Benefit no later than as distribution has commenced before the participant's death, the follows: remaining interest will be distributed at least as rapidly as under the method of distribution being used as of the date of the (a) Spouse sole Designated Beneficiary. Except as participant's death, as provided and determined under Treas. otherwise provided in Section 6.02(B)(1)(e), if the Participant's Reg. §1.401(a)(9)-2, Q&A 5. surviving spouse is the Participant's sole Designated Beneficiary, then distributions to the surviving spouse will begin (a) Participant survived by Designated by December 31 of the calendar year immediately following the Beneficiary. If there is a Designated Beneficiary, the RMD for calendar year in which the Participant died, or by December 31 each DCY after the year of the Participant's death is the quotient of the calendar year in which the Participant would have attained obtained by dividing the Participant's RMD Account Balance by age 70 1/2, if later. the longer of the Participant's remaining Life Expectancy or the Designated Beneficiary's remaining Life Expectancy, (i) Death of spouse. If the Participant's determined as follows: surviving spouse is the Participant's sole Designated Beneficiary and the surviving spouse dies after the Participant but before (i) Participant's life expectancy. The distributions to the surviving spouse are required to begin, then Participant's remaining Life Expectancy is calculated using the this Section 6.02(B)(1) (other than Section 6.02(B)(1)(a)) will age of the Participant in the year of death, reduced by one for apply as if the surviving spouse were the Participant. each subsequent year. (b) Other Designated Beneficiary. Except as (ii) Spouse as sole Designated Beneficiary. If otherwise provided in Section 6.02(B)(1)(e), if the Participant's the Participant's surviving spouse is the Participant's sole © 2014 Great-West Trust Company, LLC or its suppliers 61

Defined Contribution Prototype Plan Designated Beneficiary, the remaining Life Expectancy of the (3) TEFRA Section 242(b)(2) elections. Notwithstanding surviving spouse is calculated for each DCY after the year of the the other provisions of this Section 6.02, distributions may be Participant's death using the surviving spouse's age as of the made under Section 6.10. spouse's birthday in that year. For DCYs after the year of the surviving spouse's death, the remaining Life Expectancy of the (E) Definitions. The following definitions apply to this Section surviving spouse is calculated using the age of the surviving 6.02. spouse as of the spouse's birthday in the calendar year of the spouse's death, reduced by one for each subsequent calendar (1) Designated Beneficiary. A "Designated Beneficiary" year. means an individual who is a Beneficiary under Section 7.05 (whether pursuant to a designation by the Participant or (iii) Non-Spouse Designated Beneficiary. If the application of the Plan terms) and who is a designated Participant's surviving spouse is not the Participant's sole beneficiary under Code §401(a)(9) of the Internal Revenue Code Designated Beneficiary, the Designated Beneficiary's remaining and Treas. Reg. §1.401(a)(9)-4, Q&As-4 and -5. Life Expectancy is calculated using the age of the Beneficiary in the year following the year of the Participant's death, reduced by (2) DCY. A DCY is a distribution calendar year for which one for each subsequent year. an RMD is required. For RMDs beginning before the Participant's death, the first DCY is the calendar year (b) No Designated Beneficiary. If there is no immediately preceding the calendar year which contains the Designated Beneficiary as of September 30 of the year after the Participant's RBD. For RMDs beginning after the Participant's year of the Participant's death, the RMD for each DCY after the death, the first DCY is the calendar year in which distributions year of the Participant's death is the quotient obtained by are required to begin under Section 6.02(B). The RMD for the dividing the Participant's RMD Account Balance by the Participant's first DCY will be made on or before the Participant's remaining Life Expectancy calculated using the age Participant's RBD. The RMD for other DCYs, including the of the Participant in the year of death, reduced by one for each RMD for the DCY in which the Participant's RBD occurs, will subsequent year. be made on or before December 31 of that DCY. (C) Distribution Methods. Nothing in this Section 6.02 gives (3) DCD. A DCD is a distribution commencement date any Participant or any Beneficiary the right to receive a and generally means the Participant's RBD. However, if Section distribution of the Participant's Account under any method or at 6.02(B)(1)(a)(i) applies, the DCD is the date distributions are a time which the Plan does not permit. Unless the Participant's required to begin to the surviving spouse under Section Vested Account Balance is distributed in the form of an annuity 6.02(B)(1)(a). If distributions under an annuity purchased from purchased from an insurance company or in a Lump Sum on or an insurance company irrevocably commence to the Participant before the RBD, as of the first DCY, distributions will be made before the otherwise applicable DCD, then the DCD is the date in accordance with Section 6.02(A) and (B), but subject to the distributions actually commence. Employer's Adoption Agreement elections regarding the method of distribution. If the Participant's interest is distributed in the (4) JLT. The JLT is the Joint and Last Survivor Table set form of an annuity purchased from an insurance company, forth in Treas. Reg. §1.401(a)(9)-9, Q/A-3. distributions thereunder will be made in accordance with the requirements of Code §401(a)(9) and the applicable Treasury (5) Life Expectancy. Life Expectancy refers to life regulations. Payments under such an annuity will either be non- expectancy as computed under the SLT. increasing, or will increase only in accordance with Treas. Reg. §1.401(a)(9)-6, Q&A 14. If the Adoption Agreement limits (6) Participant's RMD Account Balance. A Participant's distributions to a Lump Sum, the Plan will distribute the RMD Account Balance is the account balance as of the last Participant's entire Vested Account Balance in the form of a Valuation Date in the VCY increased by the amount of any Lump Sum on or before the Participant's RBD, or if applicable, contributions made and allocated or forfeitures allocated to the at the time determined in Section 6.02(B), but subject to the Account Balance as of dates in the VCY after the Valuation Employer's Adoption Agreement elections regarding timing of Date and decreased by distributions made in the VCY after the the distribution. See Section 6.03(B) regarding Participant and Valuation Date. The Account Balance for the VCY includes any Beneficiary elections. amounts rolled over or transferred to the Plan either in the VCY or in the DCY if distributed or transferred in the VCY. (D) Operating Rules. (7) RBD. A Participant's RBD is his/her required (1) Precedence. The requirements of this Section 6.02 beginning date determined as follows: will take precedence over any inconsistent provisions of the Plan. (a) More than 5% owner. A Participant's RBD is the April 1 of the calendar year following the close of the (2) Requirements of Treasury regulations calendar year in which the Participant attains age 70 1/2 if the incorporated. All distributions required under this Section 6.02 Participant is a more than 5% owner (as defined in Code will be determined and made in accordance with the Treasury §416(i)(B)) as to the Plan Year ending in that calendar year. If a regulations under Code §401(a)(9) and the minimum Participant is a more than 5% owner at the close of the relevant distribution incidental benefit requirement of Code Plan year, the Participant may not discontinue RMDs §401(a)(9)(G). notwithstanding the Participant's subsequent change in ownership status. © 2014 Great-West Trust Company, LLC or its suppliers 62

Defined Contribution Prototype Plan (b) Other Participants. If the Participant is not a Appendix B elects to continue 2009 RMDs, a Participant or more than 5% owner, his/her RBD is the April 1 of the calendar Beneficiary who would have been required to receive a 2009 year following the close of the calendar year in which the RMD will receive those distributions for 2009. The Plan Participant incurs a Separation from Service or, if later, the April Administrator will not have provided Participants and 1 following the close of the calendar year in which the Beneficiaries with an election to suspend the 2009 RMDs, if this Participant attains age 70 1/2. Section 6.02(F)(3) applies. (c) Election as to RBD. The Employer in Appendix (4) Other treatment. The Employer in Appendix B may B may elect that the Plan Administrator continue to apply describe such other treatment of 2009 RMDs. (indefinitely or to a specified date) the RBD definition in effect prior to 1997 ("pre-SBJPA RBD"). A Participant's pre-SBJPA (5) Direct Rollovers. The Plan will offer a Direct RBD (if applicable) is April 1 following the close of the Rollover only for distributions that would be Eligible Rollover calendar year in which the Participant attains age 70 1/2. Distributions without regard to Code §401(a)(9)(H), except as the Employer otherwise may elect in Appendix B. (8) RMD. An RMD is the required minimum distribution the Plan must make to a Participant or Beneficiary for a DCY. 6.03 POST-SEPARATION (SEVERANCE), LIFETIME The Plan Administrator determines an RMD without regard to RMD, AND BENEFICIARY DISTRIBUTION METHODS. vesting, but in accordance with Treas. Reg. §1.401(a)(9)-5, the Distribution of a Participant's Account: (i) after Separation from Plan only will distribute an RMD to the extent that the amount Service (or Severance from Employment); (ii) during distributed is Vested. employment but where the lifetime RMD requirements under Section 6.02(A) apply; and (iii) to a Beneficiary after the (9) SLT. The SLT is the Single Life Table set forth in Participant's death, are subject to the distribution methods in this Treas. Reg. §1.401(a)(9)-9, Q/A-1. Section 6.03. (10) ULT. The ULT is the Uniform Lifetime Table set (A) Plan Available Methods. forth in Treas. Reg. §1.401(a)(9)-9, Q/A-2. (1) Participant methods. The Employer in its Adoption (11) VCY. A VCY is a valuation calendar year, which is Agreement will elect one or more of the following distribution the calendar year immediately preceding a DCY. methods applicable to a Participant: (i) Lump-Sum; (ii) Installments; (iii) Installments but only if the Participant is (F) 2009 RMDs. The provisions of this Section 6.02(F) apply required to receive lifetime RMDs under Section 6.02(A); (iv) as to RMDs due for the 2009 DCY, but for the enactment of Alternative Annuity; (v) Ad-Hoc; or (vi) any other method the Code §401(a)(9)(H) ("2009 RMDs"). Such 2009 RMDs, if Employer describes in its Adoption Agreement. If Section 6.04 required, would have been satisfied by one or more distributions applies, the distribution must be a QJSA unless waived. In the equal to or totaling the 2009 RMDs or by one or more event of a QJSA waiver, the distribution will be made under the distributions in a series of substantially equal distributions (that alternative method the Participant elects (including a QOSA, as include the 2009 RMDs) made at least annually and expected to applicable), in accordance with this Section 6.03. last for the life (or life expectancy) of the Participant, the joint lives (or joint life expectancy) of the Participant and the (2) Beneficiary Methods. If the Plan is subject to Section Participant's Designated Beneficiary, or for a period of at least 6.04, a surviving spouse Beneficiary may receive a QPSA. 10 years ("Extended 2009 RMDs"), However, a surviving spouse Beneficiary may elect to waive the QPSA in favor of another Beneficiary distribution method the (1) Suspension of 2009 RMDs unless otherwise elected Plan permits. See Section 6.04(B)(5). The balance of this by Participant. Notwithstanding the remaining provisions of paragraph shall apply after a Participant's death in all other Section 6.02, a Participant or Beneficiary who would have been situations, except to the extent the Employer makes a contrary required to receive a 2009 RMD will not receive those election in Appendix B. If the only distribution option available distributions for 2009, unless the Participant or Beneficiary for Participants is a lump sum distribution, or the Employer elected to receive such distributions. The Plan Administrator elects in the Adoption to require immediate distribution of the will have provided Participants and Beneficiaries the Participant or distribution on or before the end of the year opportunity to receive the 2009 RMDs, if this Section 6.02(F)(1) following the year of the Participant's death, then the Lump-Sum applies. method shall apply to distributions to the beneficiary. Otherwise, (i) a Beneficiary may elect to receive a distribution either as a (2) Continuation of RMDs unless otherwise elected by Lump-Sum or in Installments, (ii) if the Plan permits Ad-Hoc Participant. Notwithstanding Section 6.02(F)(1), if the distributions to Participants the Beneficiary may elect to receive Employer in Appendix B elects to continue 2009 RMDs subject Ad-Hoc distributions, and (iii) any Installments or Ad-Hoc to a Participant's or Beneficiary's election, a Participant or distributions in a DCY must be at least equal to the RMD for the Beneficiary who would have been required to receive a 2009 DCY. See Sections 6.02(B)(1)(e) and 6.02(C) as to distribution RMD will receive those distributions for 2009 unless the timing elections and elections relating to death of the Participant Participant or Beneficiary elected not to receive such before the DCD. distributions. The Plan Administrator will have provided Participants and Beneficiaries the opportunity to not receive the (3) Definition of Lump-Sum. A Lump-Sum means a 2009 RMDs, if this Section 6.02(F)(2) applies. single payment and includes, but is not limited to, a "lump-sum distribution" under Code §402(d)(4). If the Employer in its (3) Continuation of RMDs/no election offered. Adoption Agreement elects to limit distributions to a Notwithstanding Section 6.02(F)(1), if the Employer in © 2014 Great-West Trust Company, LLC or its suppliers 63

Defined Contribution Prototype Plan Lump-Sum, all Plan distributions must be made in this form, direct distribution under any other method the Plan permits. If including all RMDs under Section 6.02. the Plan permits an election as to cash or property, in the absence of an election, the Plan Administrator will direct the (4) Definition of Installments. Installments means Trustee to distribute cash, subject to Section 8.04. payment in monthly, quarterly, semi-annual, annual or other installments over a fixed reasonable period of time, not (3) Combination of methods. If the Plan permits more exceeding the Life Expectancy of the Participant, or the joint life than one distribution method under this Section 6.03, a and last survivor expectancy of the Participant and his/her Participant or Beneficiary may elect any combination of the Designated Beneficiary. To facilitate an Installment distribution available methods either as to different Accounts or as to the Plan Administrator under Section 7.04(A)(2)(c) may direct specified amounts subject to distribution. The Plan the Trustee to place all or any part of the Participant's Account Administrator may adopt a policy imposing a reasonable Balance in a Segregated Account. minimum distribution amount as a condition of a Participant or Beneficiary electing a combination of distribution methods. (a) Installments only for Lifetime RMDs. If the Employer in its Adoption Agreement elects Installments only if (4) No third party discretion. No third party, including a Participant is subject to lifetime RMDs under Section 6.02(A), the Employer, the Plan Administrator and the Trustee, may and does not elect Installments generally, only the affected exercise discretion over any Participant or Beneficiary election Participants are entitled to an Installment distribution under the of the method of distribution, provided the election is made in Plan. Any such Installment must satisfy Section 6.02(A). accordance with the Plan. (b) Installment acceleration. A Participant or (5) Lump-Sum only if Account does not exceed $5,000. Beneficiary receiving an Installment distribution may, at any Any distribution elections permitted under this Section 6.03 are time, elect to accelerate the payment of all, or any portion, of the available only if the Participant's Vested Account Balance, as Participant's unpaid Vested Account Balance. determined under Section 6.01(A)(4), exceeds $5,000, unless the Employer elects to apply any lesser amount in Appendix B. If (5) Definition of Alternative Annuity. An Alternative the Participant's Vested Account Balance does not exceed Annuity means distribution of an Annuity Contract which is not $5,000 (or such lesser amount the Employer elects in Appendix a QJSA, QPSA or a QOSA. The Alternative Annuity must be B), the Trustee will distribute the balance in a Lump-Sum based on the life of the Participant or upon the joint lives of the (which will be a Cash-Out Distribution if the Participant's Participant and an Individual Beneficiary. The Employer in its Account Balance is not 100% Vested) without regard to Section Adoption Agreement will describe the material characteristics of 6.04. any Alternative Annuity available under the Plan. (6) Sourcing election. If a Participant or Beneficiary who (6) Definition of Ad-Hoc. Ad-Hoc means the Participant will receive a partial (non-corrective) distribution of his/her Plan or Beneficiary may at any time after Separation from Service (or Account has both a Roth Deferral Account (or some other Severance from Employment) elect distribution of all or any part Account with tax basis) and one or more pre-tax Accounts of his/her Account or of specified Accounts under the Plan. The including a Pre-Tax Deferral Account, the Participant or Plan Administrator may adopt a policy regarding Ad-Hoc Beneficiary may elect the Account source(s) and composition distributions imposing a reasonable minimum distribution (contributions or Earnings) of the distribution. This Section amount, frequency limitations or other reasonable administrative 6.03(B)(6) as to election of Account sources from among conditions. multiple sources does not apply to the extent that a Participant or Beneficiary is eligible under the Plan terms to receive a (B) Participant and Beneficiary Elections. Subject to any distribution only from one specific Account source. In the contrary requirements imposed by Sections 6.01, 6.02, this absence of a Participant or Beneficiary election, the Plan Section 6.03 or 6.04, and also subject to Section 8.04 as to the Administrator operationally will determine the Account form of distribution (cash or property), a Participant or source(s) from which the Trustee will make the distribution and Beneficiary may elect any method, form or timing of will determine whether such amounts distributed consist of the distribution the Plan permits. Account contributions or of Account Earnings or both. (1) Participant election as to Beneficiary. The (7) Application to alternate payees. This Section 6.03 Participant, on a form prescribed by the Plan Administrator, may applies to an alternate payee in the same manner as if the elect the distribution method, form and timing which will apply alternate payee were the Participant. See Section 6.05 as to the to any Beneficiary, including his/her surviving spouse. The right of a QDRO alternate payee to elect the distribution Participant's election may limit any Beneficiary's right to method, form and timing applicable to the alternate payee's increase or to reduce the frequency or the amount of any distribution. payments. (C) Modification. The Employer in its Adoption Agreement (2) If no election. Unless the Employer otherwise elects may elect to modify the methods of payment available under the in Appendix B, if a Participant or Beneficiary does not make a Plan, consistent with this Section 6.03. If the Employer's Plan is timely election as to the distribution method, form and timing as a Restated Plan, or in any other permitted Plan amendment, the the Plan may permit, the Plan Administrator will direct the Employer in accordance with Treas. Reg. §1.411(d)-4, may elect Trustee to distribute a Lump-Sum as soon as is practical and at to eliminate from the prior Plan certain Protected Benefits. the earliest date the Plan permits distribution but not later than the date the Plan requires distribution. If the Plan does not permit a Lump-Sum distribution, the Plan Administrator will © 2014 Great-West Trust Company, LLC or its suppliers 64

Defined Contribution Prototype Plan 6.04 ANNUITY DISTRIBUTIONS TO PARTICIPANTS acknowledges the effect of the election, and a notary public or AND TO SURVIVING SPOUSES. the Plan Administrator (or his/her representative) witnesses the spouse's consent; (ii) the spouse consents to the alternative (A) Qualified Joint and Survivor Annuity (QJSA). The Plan method of payment designated by the Participant or to any Administrator must direct the Trustee to distribute a married or change in that designated method of payment; and (iii) unless unmarried Participant's Vested Account Balance in the form of a the spouse is the Participant's sole primary Beneficiary, the QJSA (or in the form of a QOSA described in Section spouse consents to the Participant's Beneficiary designation or to 6.04(A)(8)), unless the Participant, and spouse if the Participant any change in the Participant's Beneficiary designation. is married, waive the QJSA in accordance with this Section 6.04(A) or unless Section 6.04(G) applies. (a) Effect of spousal consent/blanket waiver. The spouse's consent to a waiver of the QJSA is irrevocable, unless (1) Definition of QJSA if married. If, as of the Annuity the Participant revokes the waiver election. The spouse may Starting Date, the Participant is married (even if the Participant execute a blanket consent to the Participant's future payment has not been married throughout the one year period ending on method election or Beneficiary designation, if the spouse the Annuity Starting Date), a QJSA is an immediate Annuity acknowledges the right to limit his/her consent to a specific Contract which is purchasable with the Participant's Vested designation but, in writing, waives that right. Account Balance and which provides a Life Annuity for the Participant and a Survivor Annuity payable for the remaining (b) Spousal consent not required. The Plan life of the Participant's surviving spouse equal to 50% of the Administrator will accept as valid a waiver election which does amount of the annuity payable during the life of the Participant. not satisfy the spousal consent requirements if the Plan Administrator establishes: (i) the Participant does not have a (2) Definition of QJSA if not married. If, as of the spouse; (ii) the spouse cannot be located; or (iii) the Participant Annuity Starting Date, the Participant is not married, a QJSA is is legally separated or has been abandoned (within the meaning an immediate Life Annuity Contract for the Participant which is of applicable state law) and the Participant has a court order to purchasable with the Participant's Vested Account Balance. that effect. If the Participant's spouse is legally incompetent to give consent, the spouse's legal guardian (even if the guardian is (3) Modification of QJSA benefit. The Employer in the Participant) may give consent. Appendix B may elect a different percentage (more than 50% but not exceeding 100%) for the Survivor Annuity. (8) Qualified Optional Survivor Annuity (QOSA). Effective for Plan Years beginning after December 31, 2007, a (4) Definitions of Life/Survivor Annuity. A Life Participant who elects to waive the QJSA form of benefit is Annuity means an Annuity Contract payable to the Participant in entitled to elect the QOSA at any time during the applicable equal installments for the life of the Participant that terminates QJSA election period. The QJSA notice will explain the terms upon the Participant's death. A Survivor Annuity means an and conditions of the QOSA. The QJSA provisions of Section Annuity Contract payable to the Participant's surviving spouse 6.04(A) apply to a QOSA the Participant elects pursuant to this in equal installments for the life of the surviving spouse that Section 6.04(A)(8). terminates upon the death of the surviving spouse. (a) Definition of QOSA. A QOSA is an Annuity (5) QJSA notice/timing. A Participant may elect Contract: (i) for the life of the Participant with a Survivor distribution of the QJSA at the earliest retirement age under the Annuity for the life of the spouse which is equal to the Plan, which is the earliest date on which the Participant could Applicable Percentage of the amount of the annuity which is elect to receive retirement benefits. A married Participant may payable during the joint lives of the Participant and the spouse; elect distribution of the QJSA without spousal consent. At least and (ii) which is the actuarial equivalent of a single annuity for 30 days and not more than 180 days before the Participant's the life of the Participant. A QOSA also includes any annuity in Annuity Starting Date, the Plan Administrator must provide the a form having the effect of an annuity described in the preceding Participant a written explanation of the terms and conditions of sentence. the QJSA, the Participant's right to make, and the effect of, an election to waive the QJSA benefit, the rights of the Participant's (b) Definition of Applicable Percentage. For spouse regarding the waiver election and the Participant's right purposes of this Section 6.04(A)(8), the Applicable Percentage to make, and the effect of, a revocation of a waiver election and is based on the Survivor Annuity percentage under the Plan's which otherwise satisfies the requirements of Treas. Reg. QJSA. If the Survivor Annuity percentage is less than 75%, then §1.417(a)(3)-1. the Applicable Percentage is 75%. If the Survivor Annuity percentage is greater than or equal to 75%, the Applicable (6) Waiver frequency and timing. The Plan does not Percentage is 50%. limit the number of times the Participant may revoke a waiver of the QJSA or make a new waiver during the election period. The (c) No spousal consent requirement for QOSA. A Participant (and his/her spouse, if the Participant is married), Participant may elect a QOSA without spousal consent. may revoke an election to receive a particular form of benefit at any time until the Annuity Starting Date. (B) Qualified Preretirement Survivor Annuity (QPSA). If a married Participant dies prior to his/her Annuity Starting Date, (7) Married Participant waiver. A married Participant's the Plan Administrator will direct the Trustee to distribute a QJSA waiver election is not valid unless: (i) the Participant's portion of the Participant's Vested Account Balance to the spouse (to whom the Survivor Annuity is payable under the Participant's surviving spouse in the form of a QPSA, unless the QJSA), after the Participant has received the QJSA notice, has Participant has a valid QPSA waiver election in effect, or unless consented in writing to the waiver election, the spouse's consent Section 6.04(G) applies. The Employer in its Adoption © 2014 Great-West Trust Company, LLC or its suppliers 65

Defined Contribution Prototype Plan Agreement will elect whether to apply the "one-year marriage 6.04(A)(5), and which otherwise satisfies the requirements of rule." If the Employer elects to apply the one-year marriage rule, Treas. Reg. §1.417(a)(3)-1. the QPSA benefit does not apply unless the Participant and his/her spouse were married throughout the one year period (7) Waiver frequency and timing. The Plan does not ending on the date of the Participant's death. limit the number of times the Participant may revoke a waiver of the QPSA or make a new waiver during the election period. The (1) Definition of QPSA. A QPSA is an Annuity Contract election period for waiver of the QPSA ends on the date of the which is purchasable with 50% of the Participant's Vested Participant's death. A Participant's QPSA waiver election is not Account Balance (determined as of the date of the Participant's valid unless the Participant makes the waiver election after the death) and which is payable for the life of the Participant's Participant has received the QPSA notice and no earlier than the surviving spouse. first day of the Plan Year in which he/she attains age 35. However, if the Participant incurs a Separation from Service (2) Modification of QPSA. The Employer in Appendix B prior to the first day of the Plan Year in which he/she attains age may elect a different percentage (more than 50% but not 35, the Plan Administrator will accept a waiver election as to the exceeding 100%) for the QPSA. Participant's Account Balance attributable to his/her Service prior to his/her Separation from Service. In addition, if a (3) Ordering rule. The value of the QPSA is attributable Participant who has not incurred a Separation from Service to Employer Contributions, to Pre-Tax Deferrals, to Roth makes a valid waiver election, except for the age 35 Plan Year Deferrals, and to Employee Contributions in the same timing requirement above, the Plan Administrator will accept proportion as the Participant's Vested Account Balance is that election as valid, but only until the first day of the Plan Year attributable to those contributions. in which the Participant attains age 35. (4) Disposition of remaining balance. The portion of the (8) Spousal consent to waiver. A Participant's QPSA Participant's Vested Account Balance not payable as a QPSA is waiver is not valid unless the Participant's spouse (to whom the payable to the Participant's Beneficiary, in accordance with the QPSA is payable) satisfies or is excused from the consent remaining provisions of this Article VI. requirements as described in Section 6.04(A)(7) as to a QJSA, except the spouse need not consent to the method of benefit (5) Surviving spouse elections. If the Participant's Vested payable to the Designated Beneficiary. The spouse's consent to Account Balance which the Trustee would apply to purchase the the waiver of the QPSA is irrevocable, unless the Participant QPSA exceeds $5,000, the Participant's surviving spouse may revokes the waiver election. The spouse also may execute a elect to have the Trustee commence payment of the QPSA at blanket consent as to the QPSA waiver in the same manner as any time following the date of the Participant's death, but not described in Section 6.04(A)(7)(a) as to a QJSA. later than Section 6.02 requires, and may elect any of the methods of payment described in Section 6.03, in lieu of the (C) Effect of Waiver. If the Participant has in effect a valid QPSA. In the absence of an election by the surviving spouse, the waiver election regarding the QJSA or the QPSA, the Plan Plan Administrator must direct the Trustee to distribute the Administrator must direct the Trustee to distribute the QPSA on the earliest administratively practicable date following Participant's Vested Account Balance in accordance with the close of the Plan Year in which the latest of the following Sections 6.01, 6.02 and 6.03. events occurs: (a) the Participant's death; (b) the date the Plan Administrator receives notification of or otherwise confirms the (D) Loan Offset. The Plan Administrator will reduce the Participant's death; (c) the date the Participant would have Participant's Vested Account Balance by any security interest attained Normal Retirement Age; or (d) the date the Participant (pursuant to any offset rights authorized by Section 6.06) held would have attained age 62. by the Plan by reason of a Participant loan, to determine the value of the Participant's Vested Account Balance distributable (6) QPSA notice/timing. The Plan Administrator must in the form of a QJSA or QPSA, provided the loan satisfied the provide a written explanation of the QPSA to each married spousal consent requirement described in Section 7.06(D). Participant within the following period which ends last: (a) the period beginning on the first day of the Plan Year in which the (E) Effect of QDRO. For purposes of applying this Article VI, Participant attains age 32 and ending on the last day of the Plan a former spouse (in lieu of the Participant's current spouse) is the Year in which the Participant attains age 34; (b) a reasonable Participant's spouse or surviving spouse to the extent provided period after an Employee becomes a Participant; or (c) a under a QDRO described in Section 6.05. The provisions of this reasonable period after Section 6.04 of the Plan becomes Section 6.04 apply separately to the portion of the Participant's applicable to the Participant. A "reasonable period" described in Vested Account Balance subject to a QDRO and to the portion clauses (b) and (c) is the period beginning one year before and of the Participant's Vested Account Balance not subject to the ending one year after the applicable event. If the Participant QDRO. incurs a Separation from Service before attaining age 35, clauses (a), (b), and (c) do not apply and the Plan Administrator must (F) Vested Account Balance Not Exceeding $5,000. The provide the QPSA notice within the period beginning one year Trustee must distribute in a Lump-Sum a Participant's Vested before and ending one year after the Separation from Service. If Account Balance which the Trustee otherwise under Section the Participant thereafter returns to employment with the 6.04 would apply to provide a QJSA or QPSA benefit, where the Employer, the Plan Administrator will redetermine the Participant's Vested Account Balance determined under Section applicable period. The QPSA notice must describe the terms and 6.01(A)(4) does not exceed $5,000, unless the Employer elects conditions of the QPSA and of the waiver of the QPSA, to apply any lesser amount in Appendix B. comparable to the QJSA notice required under Section © 2014 Great-West Trust Company, LLC or its suppliers 66

Defined Contribution Prototype Plan (G) Profit Sharing Plan Exception. If this Plan is a Profit (1) Notices and order status. Upon receiving a domestic Sharing Plan, the Employer in its Adoption Agreement must relations order, the Plan Administrator promptly will notify the elect whether the preceding provisions of Section 6.04 apply to Participant and any alternate payee named in the order, in all Participants or only to Participants who are not Exempt writing, of the receipt of the order and the Plan's procedures for Participants. determining the qualified status of the order. Within a reasonable period of time after receiving the domestic relations (1) Definition of Exempt Participants. All Participants order, the Plan Administrator must determine the qualified status are Exempt Participants except the following Participants to of the order and must notify the Participant and each alternate whom Section 6.04 (excluding this Section 6.04(G)) must be payee, in writing, of the Plan Administrator's determination. The applied: (a) a Participant as respects whom the Plan is a direct or Plan Administrator must provide notice under this Section indirect transferee from a plan subject to the Code §417 6.05(C)(1) by mailing to the individual's address specified in the requirements and the Plan received the Transfer after December domestic relations order, or in a manner consistent with DOL 31, 1984, unless the Transfer is an Elective Transfer described in regulations. Section 11.06(E)(3); (b) a Participant who elects a Life Annuity distribution; or (c) a Participant whose benefits under a Defined (2) Interim amounts payable. If any portion of the Benefit Plan maintained by the Employer are offset by benefits Participant's Vested Account Balance is payable under the provided under this Plan. domestic relations order during the period the Plan Administrator is making its determination of the qualified status (2) Transfers. If a Participant receives a Transfer under of the domestic relations order, the Plan Administrator must Section 6.04(G)(1), clause (a) above and to which Section 6.04 maintain a separate accounting of the amounts payable. If the applies, the Plan Administrator may elect to apply Section 6.04 Plan Administrator determines the order is a QDRO within 18 only to the Participant's transferred balance and not to the months of the date amounts first are payable following receipt of Participant's remaining Account Balance provided that the Plan the domestic relations order, the Plan Administrator will direct Administrator accounts properly for such balances. the Trustee to distribute the payable amounts in accordance with the QDRO. If the Plan Administrator does not make its (3) Distribution to Exempt Participant. The Plan determination of the qualified status of the order within the Administrator must direct the Trustee to distribute the Exempt 18-month determination period, the Plan Administrator will Participant's Vested Account Balance in accordance with direct the Trustee to distribute the payable amounts in the Sections 6.01, 6.02 and 6.03. manner the Plan would distribute if the order did not exist and will apply the order prospectively if the Plan Administrator later (4) Exempt Participant Beneficiary designation. See determines the order is a QDRO. Section 7.05(A)(3) as to requirements relating to a married Exempt Participant's Beneficiary designation. (3) Segregated Account. To the extent it is not inconsistent with the provisions of the QDRO, the Plan 6.05 QDRO DISTRIBUTIONS. Notwithstanding any other Administrator under Section 7.04(A)(2)(c) may direct the provision of this Plan, the Trustee, in accordance with the Trustee to segregate the QDRO amount in a Segregated direction of the Plan Administrator, must comply with the Account. The Trustee will make any payments or distributions provisions of a QDRO, as defined in Code §414(p)(1)(A), which required under this Section 6.05 by separate benefit checks or is issued with respect to the Plan. other separate distribution to the alternate payee(s). (A) Distribution at Any Time. This Plan specifically permits 6.06 DEFAULTED LOAN - TIMING OF OFFSET. If a distribution to an alternate payee under a QDRO at any time, Participant or a Beneficiary defaults on a Plan loan, the Plan irrespective of whether the Participant has attained his/her Administrator will determine the timing of the reduction (offset) earliest retirement age (as defined under Code §414(p)(4)(B)) of the Participant's Vested Account Balance in accordance with under the Plan. However, a distribution to an alternate payee this Section 6.06 and the Plan Administrator's loan policy. prior to the Participant's attainment of earliest retirement age is available only if: (1) the QDRO specifies distribution at that (A) Offset if Distributable Event. If, under the loan policy a time or permits an agreement between the Plan and the alternate loan default also is a distributable event under the Plan, the payee to authorize an earlier distribution; and (2) if the present Trustee, at the time of the loan default, will offset the value of the alternate payee's benefits under the Plan exceeds Participant's Vested Account Balance by the lesser of the $5,000, and the QDRO requires the alternate payee's consent to amount in default (including accrued interest) or the Plan's any distribution occurring prior to the Participant's attainment of security interest in that Vested Account Balance. earliest retirement age, the alternate payee gives such consent. (B) Restricted Accounts. If the loan is from a Restricted (B) Plan Terms Otherwise Apply. Except as to timing of Pension Account and the loan default is a distributable event distribution commencement under Section 6.05(A), nothing in under the loan policy, the Trustee will offset the Participant's this Section 6.05 gives a Participant or an alternate payee a right Account Balance in the manner described in Section 6.06(A) to receive a method, form or timing of distribution, to receive only if the Participant has incurred a Separation from Service or any option, or to increase benefits in a manner that the Plan does has attained Normal Retirement Age (or age 62 if earlier). If a not permit. 401(k) Plan makes the loan, to the extent the loan is attributable to the Participant's Restricted 401(k) Accounts, the Trustee will (C) QDRO Procedures. The Plan Administrator must establish not offset the Participant's Vested Account Balance prior to the reasonable procedures to determine the qualified status of a earlier of the date the Participant incurs a Severance from domestic relations order (as defined under Code §414(p)(1)(B). Employment or the date the Participant attains age 59 1/2. Consistent with its loan policy, the Plan Administrator also may © 2014 Great-West Trust Company, LLC or its suppliers 67

Defined Contribution Prototype Plan offset a Participant's defaulted loan upon Plan termination, (2) Deemed necessity. The following restrictions apply to provided the Participant's Account Balance is distributable upon a Participant who receives a safe harbor hardship distribution: Plan termination. (a) the Participant may not make Elective Deferrals or Employee Contributions to the Plan and other plans (described below) 6.07 HARDSHIP DISTRIBUTIONS. The Employer in its maintained by the Employer for the 6-month period (or any Adoption Agreement may elect to permit a hardship distribution longer period the Plan Administrator may specify in a hardship to an electing Participant. If the Employer elects to permit distribution policy) following the date of his/her hardship hardship distributions, the Employer, consistent with the distribution; (b) the distribution may not exceed the amount of Adoption Agreement, will elect: (i) which Accounts are the Participant's immediate and heavy financial need (including available for a hardship distribution; (ii) whether the Plan any amounts necessary to pay any federal, state or local income Administrator will administer the hardship distributions in taxes or penalties reasonably anticipated to result from the accordance with the safe harbor provisions of Section 6.07(A) or distribution); and (c) the Participant must have obtained all under the non-safe harbor provisions of Section 6.07(B); and distributions (including distribution of Code §404(k) ESOP (iii) whether the hardship distribution is an In-Service dividends), other than hardship distributions, and all nontaxable Distribution, an acceleration of a distribution occurring after loans (determined at the time of the loan) currently available Severance from Employment/Separation from Service, or both. under the Plan and all other plans (described below) maintained The Employer in its Profit Sharing Plan Adoption Agreement by the Employer. "Other plans" for purposes of clauses (a) and may elect to apply the safe harbor rules. Unless the Employer (c) means all other qualified plans and all nonqualified plans of otherwise elects on Appendix B, if the Employer elects to permit deferred compensation maintained by the Employer including a hardship acceleration of distributions after Severance from cash or deferred arrangement that is part of a cafeteria plan Employment/Separation from Service, the existence of such a under Code §125 (but excluding the mandatory employee hardship will be determined under the safe harbor rules of contribution portion of a Defined Benefit Plan or a health or Section 6.07(B). welfare benefit plan, including one that is part of a cafeteria plan). For purposes of clause (a), "other plans" also includes (A) Safe Harbor Need/Necessity. stock option, stock purchase and other similar plans maintained by the Employer. (1) Deemed immediate and heavy need. For purposes of this Plan, a safe harbor hardship distribution is a distribution on (B) Non-safe Harbor Need/Necessity. For purposes of this account of one or more of the following immediate and heavy Plan, a non-safe harbor hardship distribution is a distribution on financial needs: (a) expenses for (or necessary to obtain) account of an immediate and heavy financial need. The medical care (as defined in Code §213(d)) for the Participant, distribution cannot exceed the amount necessary to satisfy the for the Participant's spouse, or for any of the Participant's need (including any amounts necessary to pay any federal, state, dependents; (b) costs directly related to the purchase (excluding or local income taxes or penalties reasonably anticipated to mortgage payments) of a principal residence of the Participant; result from the distribution). The Plan will not make a non-safe (c) payment of post-secondary education tuition and related harbor hardship distribution if the Participant may relieve the educational fees (including room and board), for the next need from other resources that are reasonably available to the 12-month period, for the Participant, for the Participant's spouse, Participant. The Plan Administrator will administer a hardship for the Participant's children, or for any of the Participant's distribution under this Section 6.07(B) in accordance with Treas. dependents; (d) payments necessary to prevent the eviction of Reg. §1.401(k)-1(d)(3)(iv), but excluding paragraph (E) thereof. the Participant from his/her principal residence or the foreclosure of the mortgage on the Participant's principal (C) Policy/Reliance. The Plan Administrator may adopt a residence; (e) payments for the funeral or burial expenses for the uniform and nondiscriminatory policy regarding hardship Participant's deceased parent, spouse, child, or dependent; or (f) distributions including objective standards for determining expenses to repair damage to the Participant's principal whether a Participant has an immediate and heavy financial need residence that would qualify for a casualty loss deduction under and for substantiating the extent of the Participant's need. The Code §165 (determined without regard to whether the loss Plan Administrator, absent actual contrary knowledge, may rely exceeds 10% of adjusted gross income). The Plan Administrator on a Participant's written representation that the distribution is operationally may limit the deemed immediate and heavy on account of hardship (as defined in Section 6.07(A)(1)), that financial need events to only certain of the events specified as the distribution satisfies Section 6.07(B) and/or that the (a) through (f) above, upon which a Participant may elect to distribution satisfies clause (b) under 6.07(A)(2). receive a hardship distribution. As used in this Section 6.07(A)(1), the term "dependent" means a dependent as defined (D) No Counterproductive Actions. A Participant, to establish in Code §152 but for Taxable Years beginning after 2004 as necessity under either Sections 6.07(A)(2) or 6.07(B) need not applied to clause (e), means without regard to Code take counterproductive actions as would increase the financial §152(d)(1)(B) and, for purposes of clause (c), means as applied need. Such actions include, but are not limited to, being required without regard to Code §§152(b)(1) or (2) and 152(d)(1)(B). to first take a Participant loan to purchase a principal residence Notwithstanding the immediately preceding sentence, the Plan where such a loan would result in the Participant's Administrator may elect to limit the term "dependent" to those disqualification from obtaining other necessary financing. persons whom the Participant may claim as a dependent on IRS Form 1040. The administrative forms related to hardship (E) Restrictions on Amount; Grandfathered Amounts. The distributions will reflect which deemed immediate and heavy maximum amount distributable from Elective Deferrals as a financial need events, and which of these definitions of hardship distribution may not exceed the amount equal to the "dependent," the Plan Administrator has elected to apply. Participant's total Elective Deferrals as of the hardship distribution date, reduced by the amount of any Elective Deferrals previously distributed to the Participant based on © 2014 Great-West Trust Company, LLC or its suppliers 68

Defined Contribution Prototype Plan hardship or otherwise. QMACs and QNECs, and any Earnings non-spouse Designated Beneficiary also has rollover rights as on such contributions, and Earnings on the Participant's Elective described in Section 6.08(G). Deferrals, each credited as of December 31, 1988, or if later, by the end of the last Plan Year ending before July 1, 1989 (B) Rollover and Withholding Notice. At least 30 days but (collectively, "grandfathered amounts"), increase the amount of not more than 180 days prior to the Trustee's distribution of an the maximum available hardship distribution only if the Eligible Rollover Distribution, the Plan Administrator must Employer in Appendix B elects to include such amounts. The provide a written notice (including a summary notice as restrictions of this Section 6.07(E) do not apply to hardship permitted under applicable Treasury regulations) explaining to distributions from Nonelective Contributions, Regular Matching the distributee the rollover option, the applicability of mandatory Contributions or Additional Matching Contributions and such 20% federal income tax withholding to any amount not directly distributions also may include Earnings on such Accounts. No rolled over, and the recipient's right to roll over the distribution hardship distribution is available from Safe harbor Contribution within 60 days after the date of receipt of the distribution Accounts. ("rollover notice"). If applicable, the rollover notice also must explain the availability of income averaging and the exclusion of (F) Ordering. If the Plan permits a hardship distribution from net unrealized appreciation. A recipient of an Eligible Rollover more than one Account type, the Participant or the Plan Distribution (whether he/she elects a Direct Rollover or elects to Administrator in accordance with Section 6.03(B)(6) will receive the distribution), also may elect to receive distribution at determine the ordering of a Participant's hardship distribution any administratively practicable time which is earlier than 30 from the hardship distribution eligible Accounts, including days (but more than 7 days if Section 6.04 applies) following ordering as between the Participant's Pre-Tax Deferral Account receipt of the rollover notice. and Roth Deferral Account, if any, provided that any ordering is consistent with any restriction on hardship distributions under (1) Notice of right to defer distribution. A distribution this Section 6.07. notice must include a description of a Participant's right, if any, to defer receipt of a distribution and also must describe the (G) Prototype and Volume Submitter Plans. A Participant's consequences of failing to defer receipt of the distribution. hardship distribution made from Elective Deferrals under a Prototype Plan must comply with the safe harbor rules of (C) Default Rollover. The Plan Administrator, in the case of a Section 6.07(A). A Participant's hardship distribution made from Participant who does not respond timely to the rollover notice, the Nonelective Contribution, Regular Matching Contribution or may make a Direct Rollover of the Participant's Account (as Additional Matching Contribution Accounts under a Prototype described in Rev. Rul. 2000-36 or in any successor guidance, or Plan, as the Employer elects in its Adoption Agreement, may in any DOL guidance) in lieu of distributing the Participant's comply with the safe harbor rules of Section 6.07(A) or the Account. non-safe harbor rules of Section 6.07(B). A Volume Submitter Plan, as the Employer elects in its Adoption Agreement, may (D) Automatic Rollover. If the Employer elects in its provide hardship distributions under the safe harbor rules of Adoption Agreement to provide for Mandatory Distributions Section 6.07(A) or under the non-safe harbor hardship described in Section 6.01(A), the Plan Administrator will apply distribution rules of Section 6.07(B). this Section 6.08(D) to all Mandatory Distributions made before the Participant attains the later of age 62 or Normal Retirement (H) Beneficiary's Hardship Need. If the Employer elects in Age. The Employer in its Adoption Agreement will elect Appendix B and effective on the date specified therein which whether to apply this Section 6.08(D) to a specified amount or may not be earlier than August 17, 2006, a Participant's hardship will apply this Section only to such Mandatory Distributions event, for purposes of Section 6.07(A)(1), includes an which exceed $1,000. In the event of any Mandatory immediate and heavy financial need of a primary Individual Distribution subject to this Section 6.08(D), if the Participant Beneficiary of the Participant, that would constitute a hardship does not elect to have such distribution paid directly to an event if it occurred with respect to the Participant's spouse or Eligible Retirement Plan the Participant specifies in a Direct dependent as defined under Section 6.07(A)(1), but only as to Rollover or to receive the distribution directly in accordance the events described in Sections 6.07(A)(1)(a), (c) and (e). For with Section 6.01(A), then the Plan Administrator will pay the purposes of this Section 6.07(H), a "primary Individual distribution in a Direct Rollover to an Individual Retirement Beneficiary" is an Individual Beneficiary who has an Plan the Plan Administrator designates ("Automatic Rollover"). unconditional right to all or a portion of the Participant's Account Balance upon the Participant's death. (1) Determination of Mandatory Distribution amount. 6.08 DIRECT ROLLOVER OF ELIGIBLE ROLLOVER (a) Rollovers count. The Plan Administrator, in DISTRIBUTIONS. determining whether a Mandatory Distribution is greater than $1,000 for purposes of this Section 6.08(D), will include the (A) Participant Election. A Participant (including for this portion of the Participant's distribution attributable to any purpose, a former Employee) may elect, at the time and in the Rollover Contribution, regardless of the Employer's Adoption manner prescribed by the Plan Administrator, to have any Agreement election to include or exclude Rollover portion of his/her Eligible Rollover Distribution from the Plan Contributions in determining a Mandatory Distribution. paid directly to an Eligible Retirement Plan specified by the Participant in a Direct Rollover. For purposes of this Section (b) Roth and non-Roth Accounts. In determining 6.08, a Participant includes as to their respective interests, a the Mandatory Distribution amount under this Section 6.08(D), Participant's surviving spouse and the Participant's spouse or the Plan Administrator will aggregate a Participant's Roth former spouse who is an alternate payee under a QDRO. A Deferral and all other (non-Roth) Accounts if each Account Balance exceeds $200. If either the Roth Deferral Account or © 2014 Great-West Trust Company, LLC or its suppliers 69

Defined Contribution Prototype Plan the total of all non-Roth Accounts is less than $200, the Plan Administrator will apply this Section 6.08(D) only to the other (3) Eligible Rollover Distribution. An Eligible Rollover Account and will not aggregate the Account Balance under $200 Distribution is any distribution of all or any portion of the with the other Account Balance. Participant's Vested Account Balance, except: (a) any distribution which is one of a series of substantially equal (2) Spousal Beneficiaries, alternate payees and Plan periodic payments (not less frequently than annually) made for termination. Except as otherwise provided in Section 7.07(B), the life (or life expectancy) of the Participant or the joint lives the Automatic Rollover provisions of this Section 6.08(D) do (or joint life expectancies) of the Participant and the Participant's not apply to spousal Beneficiaries, to alternate payees under a Beneficiary, or for a specified period of ten years or more; (b) QDRO or to distributions upon Plan termination. any RMD under Section 6.02; (c) the portion of any distribution which is not includible in gross income (except for Roth (E) Limitation on Employee Contribution and Roth Deferral Accounts, Employee Contributions and determined Rollovers. without regard to the exclusion of net unrealized appreciation with respect to employer securities); (d) any hardship (1) Employee Contributions. The non-taxable portion of distribution; (e) a corrective distribution made under Article IV; a Participant's Employee Contribution Account only may be (f) a deemed distribution resulting from a defaulted Participant transferred by means of a Direct Rollover to a qualified Defined loan which is not also an offset distribution; (g) any other Contribution Plan described in Code §§401(a) or 403(a), or for distributions described in Treas. Reg. §1.402(c)-2; and (h) as to taxable years beginning after December 31, 2006, to a Code a Direct Rollover, any distribution which otherwise would be an §403(b) plan, that agrees to account separately for amounts so Eligible Rollover Distribution, but where the total distributions transferred, including accounting separately for the portion of to the Participant during that calendar year are reasonably such distribution which is includible in gross income and the expected to be less than $200. For purposes of clause (h), a portion of such distribution which is not includible in gross Participant's Roth Deferral Account is deemed to constitute a income. The non-taxable portion of a Participant's Employee separate plan that is subject to a separate $200 limit. The Plan Contributions also may be transferred by a Direct Rollover or by Administrator, in a form on which a Participant may elect a a 60-day rollover to an Individual Retirement Plan. For purposes Direct Rollover, may restrict a Participant from directly rolling of a rollover of a distribution which includes both Employee over only a part of an Eligible Rollover Distribution where the Contributions and pre-tax amounts, the Plan Administrator will distribution amount does not exceed $500. In the case of such treat the first amounts rolled over as attributable to the pre-tax distribution exceeding $500, the Plan Administrator's form may amounts. require that any amount the Participant elects to directly roll over be equal to $500 or a lesser specified amount. (2) Roth Accounts. Except as otherwise described, the provisions of this Section 6.08(E) apply for taxable years (4) Individual Retirement Plan (or IRA). An Individual commencing on or after January 1, 2006. A Participant's Roth Retirement Plan (or IRA) is an individual retirement account Account (which may include Roth deferrals, Roth rollovers, or described in Code §408(a) or an individual retirement annuity In-Plan Roth Rollovers) may be transferred by means of a Direct described in Code §408(b), and, as the context requires, includes Rollover to a Roth plan. A Participant also may transfer the a Roth individual retirement account or a Roth individual taxable portion of his/her Roth Account by a 60-day rollover to retirement annuity. a Roth plan. A "Roth plan" means any of the following plans which accept Roth deferrals: a qualified plan described in Code (G) Non-Spouse Designated Beneficiary Direct Rollover. §401(k), a Code §403(b) plan, or commencing January 1, 2011, Unless the Employer in Appendix B elects to delay the a governmental 457(b) plan. A Participant's Roth Account also application of this Section 6.08(G) to distributions made after may be transferred by a Direct Rollover or by a 60-day rollover December 31, 2009, for distributions after December 31, 2006, a to a Roth Individual Retirement Plan. non-spouse Designated Beneficiary (including a trust which qualifies as a Designated Beneficiary), by a Direct Rollover, (F) Definitions. The following definitions apply to this Section may roll over an Eligible Rollover Distribution to an Eligible 6.08: Retirement Plan; provided that for this purpose, an Eligible Retirement Plan is an Individual Retirement Plan that the (1) Direct Rollover. A Direct Rollover is a payment by non-spouse Designated Beneficiary establishes for purposes of the Plan to the Eligible Retirement Plan the distributee specifies receiving the distribution and which is treated as an inherited in his/her Direct Rollover election or in the case of an Automatic IRA under Code §408(d)(3)(C). If a non-spouse Designated Rollover, to the Individual Retirement Plan that the Plan Beneficiary receives a distribution from the Plan, the Administrator designates. distribution is not eligible for a 60-day rollover. (2) Eligible Retirement Plan. An Eligible Retirement (1) Certain requirements not applicable before 2010. Plan is an individual retirement account described in Code Although a non-spouse Designated Beneficiary may roll over §408(a), an individual retirement annuity described in Code directly a distribution as provided in this Section 6.08(G), any §408(b), an annuity plan described in Code §403(a), a qualified distribution made prior to January 1, 2010, is not subject to the trust described in Code §401(a), an arrangement described in Direct Rollover requirements of Code §401(a)(31) (including Code §403(b), an eligible governmental deferred compensation Code §401(a)(31)(B)), the notice requirements of Code §402(f) plan described in Code §457(b), or for distributions made after or the mandatory withholding requirements of Code §3405(c), December 31, 2007, a Roth IRA described in Code §408A(b). or to the corresponding provisions of this Section 6.08. However, with regard to a Participant's Roth Deferral Account, an Eligible Retirement Plan is a Roth IRA described in Code (2) RMDs not eligible for rollover. A non-spouse §408A(b), or a Roth plan, as defined in Section 6.08(E)(2). Designated Beneficiary may not roll over an amount which is an © 2014 Great-West Trust Company, LLC or its suppliers 70

Defined Contribution Prototype Plan RMD. If the Participant dies before his/her RBD and the Code §401(a)(9) as in effect on December 31, 1983; (2) the non-spouse Designated Beneficiary rolls over to an IRA the Participant did not have an Account Balance as of December 31, maximum amount eligible for rollover, the Beneficiary may 1983; (3) the election does not specify the timing and form of elect to use either the Life Expectancy rule under Section the distribution and the death Beneficiaries (in order of priority); 6.02(B)(1)(d) or the 5-year rule under Section 6.02(B)(1)(c), in (4) the substitution of a Beneficiary modifies the distribution determining the RMDs from the IRA that receives the payment period; or, (5) the Participant (or Beneficiary) modifies non-spouse Beneficiary's Direct Rollover distribution. or revokes the election. In the event of a revocation, the Trustee must distribute, no later than December 31 of the calendar year 6.09 REPLACEMENT OF $5,000 AMOUNT. If the following the year of revocation, the amount which the Employer in its Adoption Agreement under Section 6.01(A)(1) Participant would have received under Section 6.02 if the elects no Mandatory Distributions or elects a Mandatory distribution designation had not been in effect or, if the Distribution amount which is less than $5,000, all other Plan Beneficiary revokes the distribution designation, the amount references to "$5,000" remain unchanged unless the Employer which the Beneficiary would have received under Section 6.02 if in Appendix B elects to apply any lesser amount. However, any the distribution designation had not been in effect. The Plan such override election does not apply to Sections 3.02(D) Administrator will apply this Section 6.10 to rollovers and (relating to Catch-Up Deferrals, 3.10 (relating to SIMPLE Plans) Transfers in accordance with Treasury Reg. §1.401(a)(9)-8. and 3.12(C)(2) (relating to Designated IRAs) and references therein remain at $5,000. If this Plan is a Restated Plan with a 6.11 DEEMED SEVERANCE DISTRIBUTIONS. The retroactive Effective Date, any Employer election under this Employer in its Adoption Agreement will elect whether to Section 6.09 must be consistent with the Plan Administrator's permit a deemed severance distribution. If the Employer elects operation of the Plan prior to the Employer's execution of its to permit a deemed severance distribution, then notwithstanding Restated Plan. Section 1.22(G), if a Participant performs service in the uniformed services (as defined in Code §414(u)(12)(B)) on 6.10 TEFRA ELECTIONS. active duty for a period of more than 30 days, the Participant will be deemed to have a Severance from Employment solely for (A) Application of Election in Lieu of Other Provisions. purposes of distribution of amounts from Contribution Types the Notwithstanding the provisions of Sections 6.01, 6.02 and 6.03, Employer has selected in the Adoption Agreement. If a if the Participant (or Beneficiary) signed a written distribution Participant elects to receive a distribution on account of this designation prior to January 1, 1984 ("TEFRA election"), the deemed severance, and the distribution includes any of the Plan Administrator must direct the Trustee to distribute the Participant's Elective Deferrals, then the individual may not Participant's Vested Account Balance in accordance with that make Elective Deferrals or Employee Contributions to the Plan election, subject however, to the Survivor Annuity requirements, during the 6-month period beginning on the date of the if applicable, of Section 6.04. distribution. If a Participant would be entitled to a distribution on account of a deemed severance, and a distribution on account (B) Non-Application. This Section 6.10 does not apply to a of another Plan provision (such as a QRD), then the other Plan TEFRA election, and the Plan Administrator will not comply provision will control and the 6-month suspension will not with that election, if any of the following applies: (1) the elected apply. method of distribution would have disqualified the Plan under © 2014 Great-West Trust Company, LLC or its suppliers 71

Defined Contribution Prototype Plan ARTICLE VII ADMINISTRATIVE PROVISIONS 7.01 EMPLOYER ADMINISTRATIVE PROVISIONS. (B) Resignation and Removal. If the Employer, under Section (A) Information to Plan Administrator. The Employer must 1.43, appoints one or more persons to serve as Plan supply current information to the Plan Administrator, including Administrator, such person(s) shall serve until they resign by the name, date of birth, date of employment, Compensation, written notice to the Employer or until the Employer removes leaves of absence, Years of Service and date of Separation from them by written notice. In case of a vacancy in the position of Service of each Employee who is, or who will be eligible to Plan Administrator, the Employer will exercise any and all of become, a Participant under the Plan, together with any other the powers, authority, duties and discretion conferred upon the information which the Plan Administrator considers necessary to Plan Administrator pending the filling of the vacancy. administer the Plan. The Employer's records as to the information the Employer furnishes to the Plan Administrator (C) General Powers and Duties. The Plan Administrator has are conclusive as to all persons. the following general powers and duties which are in addition to those the Plan otherwise accords to the Plan Administrator: (B) Plan Contributions. The Employer is solely responsible to determine the proper amount of any Employer Contribution it (1) Eligibility/benefit determination. To determine the makes to the Plan and for the timely deposit to the Trust of the rights of eligibility of an Employee to participate in the Plan, all Employer Contributions. factual questions that arise in the course of administering the Plan, the amount of a Participant's Account Balance (based on (C) Employer Action. The Employer must take any action the value of the Trust assets, as determined by the Trustee, the under the Plan in accordance with applicable Plan provisions Custodian or the Named Fiduciary) and the Vested percentage and with proper authority such that the action is valid and is of each Participant's Account Balance. binding upon the Employer. (2) Rules/policies. To adopt rules of procedure and (D) No Responsibility for Others. Except as required under regulations or policies the Plan Administrator considers ERISA, the Employer has no responsibility or obligation under reasonable or necessary for the proper and efficient the Plan to Employees, Participants or Beneficiaries for any act administration of the Plan, provided the rules are not required of the Plan Administrator, the Trustee, the Custodian, inconsistent with the terms of the Plan, the Code, or ERISA. The or any other service provider to the Plan (unless the Employer Plan Administrator may, but is not required to reduce such rules, also serves in such capacities). regulations or policies to writing. The Plan Administrator at any time may amend or terminate prospectively any Plan policy (E) Indemnity of Certain Fiduciaries. The Employer will without the requirement of a formal Plan amendment. The indemnify, defend and hold harmless the Plan Administrator Employer or Plan Administrator also may create and modify from and against any and all loss, damages or liability to which from time to time one or more administrative checklists which the Plan Administrator may be subjected by reason of any act or are not part of the Plan, but which are for the purpose of tracking omission (except willful misconduct or gross negligence) in its certain plan operational features, to generate written policies and official capacities in the administration of this Plan or Trust or plan forms, and to facilitate proper administration of the Plan. both, including attorneys' fees and all other expenses reasonably incurred in the Plan Administrator's defense, in case the (3) Construction/enforcement. To construe and enforce Employer fails to provide such defense. The indemnification the terms of the Plan and the rules, regulations and policies the provisions of this Section 7.01(E) do not relieve the Plan Plan Administrator adopts, including discretion to interpret the Administrator from any liability the Plan Administrator may basic plan document, the Adoption Agreement and any have under ERISA for breach of a fiduciary duty. The Plan document related to the Plan's operation. Administrator and the Employer may execute a written agreement further delineating the indemnification agreement of (4) Distribution/valuation. To direct the Trustee this Section 7.01(E), provided the agreement does not violate regarding the crediting and distribution of the Trust Fund, to ERISA. The indemnification provisions of this Section 7.01(E) establish additional Valuation Dates, and to direct the Trustee to do not extend to any Trustee, third party administrator, conduct interim valuations on such Valuation Dates under Custodian or other Plan service provider unless so provided in a Section 8.02(C)(4). written agreement executed by such persons and the Employer. (5) Claims. To review and render decisions regarding a (F) Settlor Expenses. The Employer will pay all reasonable claim for (or denial of a claim for) a benefit under the Plan. Plan expenses that the Plan Administrator under Section 7.04(C) determines are "settlor expenses" under ERISA. (6) Information to Employer. To furnish the Employer with information which the Employer may require for tax or 7.02 PLAN ADMINISTRATOR. other purposes. (A) Compensation and Expenses. The Plan Administrator (7) Service providers. To engage the service of agents (and any individuals serving as Plan Administrator) will serve whom the Plan Administrator may deem advisable to assist it without compensation for services as such (unless the Plan with the performance of its duties. Administrator is not the Employer or an Employee), but the Employer or the Plan will pay all reasonable expenses of the (8) Investment Manager. If the Plan Administrator is the Plan Administrator, in accordance with Section 7.04(C)(2). Named Fiduciary (or the Named Fiduciary otherwise designates © 2014 Great-West Trust Company, LLC or its suppliers 72

Defined Contribution Prototype Plan the Plan Administrator to do so), to engage the services of an determine the correctness or deductibility of any Employer Investment Manager or Managers (as defined in ERISA §3(38)), Contribution. each of whom will have full power and authority to manage, acquire or dispose (or direct the Trustee with respect to (3) Reliance on information. The Plan Administrator in acquisition or disposition) of any Plan asset under such administering the Plan is entitled to, but is not required to rely Investment Manager's control. upon, information which a Participant, Beneficiary, Trustee, Custodian, the Employer, a Plan service provider or (9) Funding. As the Code or ERISA may require, to representatives thereof provide to the Plan Administrator. establish and maintain a funding policy and a funding standard account and to make credits and charges to that account. The (F) Allocation of Responsibility. If more than one person or Plan Administrator will review, not less often than annually, all entity is the Plan Administrator, then the Employer may assign pertinent Employee information and Plan data in order to certain duties between them. In that case, the assigned Plan establish the funding policy of the Plan and to determine the Administrator shall have sole responsibility for the assigned appropriate methods of carrying out the Plan's objectives. The duty and shall not have responsibility for any other duties of the Plan Administrator must communicate periodically, as it deems Plan Administrator. However, at least one person or entity appropriate, to the Trustee and to any Plan Investment Manager designated as Plan Administrator shall have and exercise all the Plan's short-term and long-term financial needs for the duties and powers of the Plan Administrator not otherwise coordination of the Plan's investment policy with Plan financial assigned. requirements. 7.03 DIRECTION OF INVESTMENT. (10) Records. To maintain Plan records and records of the Plan Administrator's activities, as necessary or appropriate for (A) Employer Direction of Investment. The Employer has the the proper administration of the Plan. right to direct the discretionary Trustee with respect to the investment and re-investment of assets comprising the Trust (11) Tax returns and other filings. To file with DOL or Fund only if and to the extent the discretionary Trustee consents IRS as may be required, the Plan's informational tax return, and in writing to permit such direction. The Employer will direct a to make such other filings as the Plan Administrator deems nondiscretionary Trustee as to the Trust Fund investments in necessary or appropriate. accordance with Article VIII unless an Investment Manager, the Participants or the Named Fiduciary are directing the (12) Notices and disclosures. To give and to make to nondiscretionary Trustee as to such investments. Participants and to other parties, all Plan related notices and disclosures. (B) Participant/Beneficiary Direction of Investment. The Plan Administrator may adopt a policy to permit Participants to (13) Overpayment. To seek return from a Participant or direct the investment of one or more of their Plan Accounts, Beneficiary of any distributed amount which exceeds their subject to the provisions of this Section 7.03(B). The Plan distributable Vested Account Balance (or exceeds the amount Administrator may impose reasonable and nondiscriminatory which otherwise should have been distributed) and to allocate administrative conditions on the Participants' ability to direct any recovered overpayment in accordance with the Plan terms. their Account investments. For purposes of this Section 7.03(B), a Participant includes a Beneficiary where the Beneficiary has (14) Catch-all. To make any other determinations and succeeded to the Participant's Account and where the Plan undertake any other actions the Plan Administrator in its Administrator's policy affords the Beneficiary self-direction discretion believes are necessary or appropriate for the rights. However, under the Plan Administrator's policy a administration of the Plan (except to the extent that the Beneficiary may or may not have the same direction of Employer provides express contrary direction) and to otherwise investment rights as a Participant. administer the Plan in accordance with the Plan terms. (1) Trustee authorization and procedures. Under any (D) 401(k) Plan Elective Deferrals. If the Plan is a 401(k) Plan Administrator policy permitting Participant direction of Plan, the Plan Administrator may adopt such policies regarding investment, the Trustee must consent in writing to permit such Elective Deferrals as it deems necessary or appropriate to direction. If the Employer, in its Adoption Agreement, administer the Plan. The Plan Administrator also will prescribe a designates the Trustee as a nondiscretionary Trustee, the Salary Reduction Agreement form for use by Participants. See Employer may direct the Trustee to consent to Participant Section 1.57. direction of investment. If the Trustee consents to Participant direction of investment, the Trustee only will accept direction (E) Limitations on Plan Administrator Responsibility. from each Participant (or from the Participant's properly appointed independent investment adviser, financial planner or (1) Acts of others. Except as required under ERISA, the legal representative) on a written direction of investment form Plan Administrator has no responsibility or obligation under the the Plan Administrator or Trustee provides or otherwise Plan to Participants or Beneficiaries for any act required of the approves for this purpose. The Trustee may establish written Employer, the Trustee, the Custodian or any other service procedures relating to Participant direction of investment under provider to the Plan (unless the Plan Administrator also serves in this Section 7.03(B) as are not inconsistent with the Plan such capacities). Administrator's policy regarding Participant direction, including procedures or conditions for electronic transfers or for changes (2) Plan contributions. The Plan Administrator is not in investments by Participants or by their properly appointed responsible for collecting any required Plan contribution or to independent investment advisers, financial planners or legal representatives. The Plan Administrator will maintain, or direct © 2014 Great-West Trust Company, LLC or its suppliers 73

Defined Contribution Prototype Plan the Trustee to maintain, an appropriate Account designated in accrual and allocation in accordance with the Plan terms, or for the name of the Plan or Trust and for the benefit of the other special items as the Plan Administrator determines is Participant, to the extent a Participant's Account is subject to necessary and appropriate for proper plan administration. Participant self-direction. Such an Account is a Participant-Directed Account under Section 7.04(A)(2)(b). (1) By Contribution Type. The Plan Administrator, will establish Plan Accounts for each Participant as necessary to (2) ERISA §404(c). No Plan fiduciary (including the reflect his/her Accounts attributable to the following Employer and Trustee) is liable for any loss or for any breach Contribution Types and the Earnings attributable thereto: resulting from a Participant's or Beneficiary's direction of the Pre-Tax Deferrals, Roth Deferrals, Regular Matching investment of any part of his/her directed Account to the extent Contributions, Nonelective and other Employer Contributions, the Participant's or Beneficiary's exercise of his/her right to QNECs, QMACs, Safe Harbor Contributions, Additional direct the investment of his/her Account satisfies the Matching Contributions, Rollover Contributions (including Roth requirements of ERISA §404(c). versus pre-tax amounts), In-Plan Roth Rollover Contributions, Transfers, SIMPLE Contributions, Prevailing Wage (3) Participant loans. As part of any loan policy the Plan Contributions, Employee Contributions, DECs and Designated Administrator establishes under Section 7.06, the Plan IRA Contributions. Administrator under Section 7.06(E) may treat a Plan loan made to a Participant as a Participant direction of investment, even if (2) By investment account type. The Plan Administrator the Plan Administrator has not adopted a policy permitting will establish separate Accounts for each Participant as Participants to direct their own Account investments. necessary to reflect his/her investment account types as described below: (4) Investment services programs. The Plan Administrator, as part of its Participant direction policy under (a) Pooled Accounts. A Pooled Account is an this Section 7.03(B), may permit Participants to appoint an Account which for investment purposes is not a Segregated Investment Manager or Managers, which may be the Trustee, Account or a Participant-Directed Account. If any or all Plan Custodian or an affiliate thereof, to render investment allocation investment Accounts are Pooled Accounts, each Participant's services, investment advice or management services Account has an undivided interest in the assets comprising the (collectively, an "investment services program") to the Pooled Account. In a Pooled Account, the value of each appointing Participants. Participant's Account Balance consists of that proportion of the net worth (at fair market value) of the Trust Fund which the net (5) Failure to give direction/default investments. If a credit balance in his/her Account (exclusive of the cash value of Participant fails to give direction as to the investment of his/her incidental benefit insurance contracts) bears to the total net Account or of any portion thereof which is subject to Participant credit balance in the Accounts (exclusive of the cash value of direction, the Trustee (or other applicable Plan fiduciary) may the incidental benefit insurance contracts) of all Participants plus invest the undirected Account assets in one or more default the cash surrender value of any incidental benefit insurance investments of the Trustee's (or other applicable Plan contracts held by the Trustee on the Participant's life. fiduciary's) choosing. Any such default investments may, but are not required to comply with ERISA Section 404(c)(5) and the (b) Participant-Directed Accounts. A regulations thereunder, relating to qualified default investment Participant-Directed Account is an Account that the Plan alternatives (QDIA). Administrator establishes and maintains or directs the Trustee to establish and maintain for a Participant to invest in one or more (C) Direction Consistent with Plan. To constitute a proper assets that are not pooled assets held by the Trust, such as assets direction, any direction of investment given to the Trustee or in a brokerage account or other property in which other Custodian under the Plan must be in accordance with the Plan Participants do not have any interest. As the Plan Administrator terms and must not be contrary to ERISA. determines, a Participant-Directed Account may provide for a limited number and type of investment options or funds, or may 7.04 ACCOUNT ADMINISTRATION, VALUATION be open-ended and subject only to any limitations imposed by AND EXPENSES. ERISA. A Participant may have one or more Participant-Directed Accounts in addition to Pooled or (A) Individual Accounts. The Plan Administrator, as Segregated Accounts. A Participant-Directed Account is necessary for the proper administration of the Plan, will credited and charged with the Earnings under Section maintain, or direct the Trustee to maintain, a separate Account, 7.04(B)(4)(e). As of each Valuation Date, the Plan or multiple Accounts, in the name of each Participant to reflect Administrator must reduce a Participant-Directed Account for the Participant's Account Balance under the Plan. The Plan any forfeiture arising from Section 5.07 after the Plan Administrator will make its allocations of Employer Administrator has made all other allocations, changes or Contributions and of Earnings, or will request the Trustee to adjustments to the Account (excluding Earnings) for the make such allocations, to the Accounts of the Participants as Valuation Period. necessary to maintain proper Plan records and in accordance with the applicable: (i) Contribution Types under Section (c) Segregated Accounts. A Segregated Account is 7.04(A)(1); (ii) allocation conditions under Section 3.06; (iii) an Account the Plan Administrator establishes and maintains or investment account types under Section 7.04(A)(2); and (iv) directs the Trustee to establish and maintain for a Participant: (i) Earnings allocation methods under Section 7.04(B). The Plan as the result of a cash-out repayment under Section 5.04; (ii) to Administrator may also maintain, or direct the Trustee to facilitate installment payments under Section 6.03; (iii) to hold a maintain, a separate temporary Account for Participant QDRO amount under Section 6.05; (iv) to prevent a distortion of forfeitures which occur during a Plan Year, pending their Plan Earnings allocations; or (v) for such other purposes as the © 2014 Great-West Trust Company, LLC or its suppliers 74

Defined Contribution Prototype Plan Plan Administrator may direct. A Segregated Account receives Participant-Directed Account method, or other method the all income it earns and bears all expense or loss it incurs. The Employer elects under its Adoption Agreement. The Employer Trustee will invest the assets of a Segregated Account consistent in its Adoption Agreement may elect alternative methods under with the purpose for which the Plan Administrator or Trustee which the Plan Administrator will allocate the Earnings to the established the Account. As of each Valuation Date, the Plan Accounts reflecting different Contribution Types or investment Administrator must reduce a Segregated Account for any Account types which the Plan Administrator maintains under the forfeiture arising under Section 5.07 after the Plan Administrator Plan. The Plan Administrator first will adjust the Participant has made all other allocations, changes or adjustments to the Accounts, as those Accounts stood at the beginning of the Account (excluding Earnings) for the Valuation Period. current Valuation Period, by reducing the Accounts for any forfeitures, distributions, and loan disbursement payments (3) Amount of Account/distributions. The amount of a arising under the Plan, for expenses charged during the Participant's Account, as determined by the Plan Administrator, Valuation Period to the Accounts in accordance with Section is equal to the sum of all contributions, Earnings and other 7.04(C)(2)(b) (expenses directly related to a Participant's additions credited to the Account, less all distributions Account) and Section 9.01 (relating to insurance premiums), and (including distributions to Beneficiaries and to alternate payees for the cash value of incidental benefit insurance contracts. The and also including disbursement of Plan loan proceeds), Plan Administrator then, subject to the restoration allocation expenses and other charges against the Account as of a requirements of the Plan, will allocate Earnings under the Valuation Date or other relevant date. For purposes of a applicable valuation method. distribution under the Plan, the amount of a Participant's Account Balance is determined based upon its value on the (a) Daily valuation method. If the Employer in its Valuation Date immediately preceding or coinciding with the Adoption Agreement elects to apply the daily valuation method, date of the distribution. If any or all Plan investment Accounts the Plan Administrator will allocate Earnings on each day of the are Participant-Directed Accounts, the directing Participant's Plan Year for which Plan assets are valued on an established Account Balance consists of the assets held within the market and the Trustee is conducting business. Under the daily Participant-Directed Account and the value of the Account is valuation method, all assets subject to such method are subject to determined based upon the fair market value of such assets. daily valuation. The assets may be held in Participant-Directed Accounts or in Accounts which are subject to Trustee or other (4) Account statements. As soon as practicable after the fiduciary investment direction. Accounting Date of each Plan Year and any other date that ERISA requires, the Plan Administrator will deliver within any (b) Balance forward method. If the Employer in its time prescribed by ERISA, to each Participant (and to each Adoption Agreement elects to apply the balance forward Beneficiary) a statement reflecting the amount of his/her method, the Plan Administrator will allocate Earnings pro rata to Account Balance in the Trust as of the statement date or most the adjusted Participant Accounts, since the last Valuation Date. recent Valuation Date. The statement will also include any and all other information as of that date that ERISA may require. No (c) Balance forward with adjustment method. If Participant, except the Plan Administrator/Participant or the Employer in its Adoption Agreement elects to apply the Trustee/Participant, has the right to inspect the records reflecting balance forward with adjustment method, the Plan Administrator the Account of any other Participant. will allocate pursuant to the balance forward method, except it will treat as part of the relevant Account at the beginning of the (B) Allocation of Earnings. This Section 7.04(B) applies Valuation Period the percentage of the contributions made as the solely to the allocation of Earnings of the Trust Fund. The Plan Employer elects in its Adoption Agreement, during the Administrator will allocate Employer Contributions and Valuation Period the Employer elects in its Adoption Participant forfeitures, if any, in accordance with Article III. Agreement. (1) Allocate as of Valuation Date. As of each Valuation (d) Weighted average method. If the Employer in Date, the Plan Administrator must adjust Accounts to reflect its Adoption Agreement elects to apply a weighted average Earnings for the Valuation Period since the last Valuation Date. allocation method, the Plan Administrator will allocate pursuant to the balance forward method, except it will treat a weighted (2) Definition of Valuation Date. A Valuation Date portion of the applicable contributions as if includible in the under this Plan is each: (a) Accounting Date; (b) Valuation Date Participant's Account as of the beginning of the Valuation the Employer elects in its Adoption Agreement; or (c) Valuation Period. The weighted portion is a fraction, the numerator of Date the Plan Administrator establishes under Section which is the number of months in the Valuation Period, 7.02(C)(4). The Employer in its Adoption Agreement or the excluding each month in the Valuation Period which begins Plan Administrator may elect alternative Valuation Dates for the prior to the contribution date of the applicable contributions, and different Contribution Types which the Plan Administrator the denominator of which is the number of months in the maintains under the Plan. Valuation Period. The Employer in its Adoption Agreement may elect to substitute a weighting period other than months for (3) Definition of Valuation Period. The Valuation purposes of this weighted average allocation. Period is the period beginning on the day after the last Valuation Date and ending on the current Valuation Date. (e) Participant-Directed Account method. The Employer in its Adoption Agreement must elect to apply the (4) Allocation methods. The Plan Administrator will Participant-Directed Account method to any allocate Earnings to the Participant Accounts in accordance with Participant-Directed Account under the Plan. See Sections the daily valuation method, balance forward method, balance 7.03(B) and 7.04(A)(2)(b). Under the Participant-Directed forward with adjustment method, weighted average method, Account method: (i) each Participant-Directed Account is © 2014 Great-West Trust Company, LLC or its suppliers 75

Defined Contribution Prototype Plan credited and charged with the Earnings such Account generates; Adoption Agreement must elect the method the Plan (ii) the Employer's election, if any, in its Adoption Agreement of Administrator will apply to allocate Earnings to such another method for the allocation of Earnings will not apply to contributions made during the Plan Year and must elect any any Participant-Directed Account; and (iii) the alternative Valuation Dates for the different Account types Participant-Directed Account may be valued as often as daily, which the Plan Administrator maintains under the Plan. but will be valued at least annually, and all assets in the Account are not necessarily valued on the same frequency. An Account (C) Plan Expenses. The Plan Administrator consistent with which is subject to the Participant-Directed Account method ERISA must determine whether a particular Plan expense is a includes an individual brokerage account or similar account in settlor expense which the Employer must pay. title to the Trustee for the benefit of the Participant. (1) Employer election as to non-settlor expenses. The (5) Special Earnings allocation rules. Employer will direct the Plan Administrator as to whether the Employer will pay any or all non-settlor reasonable Plan (a) Code §415 Excess Amounts. An Excess Amount expenses or whether the Plan must bear the expense. described in Article IV does not share in the allocation of Earnings described in this Section 7.04(B). (2) Allocation of Plan expense. As to any and all non-settlor reasonable Plan expenses, including Trustee fees, (b) Contributions prior to accrual or precise which the Employer determines that the Plan will pay, the Plan determination. If the Employer in its Adoption Agreement Administrator has discretion: (i) to determine which of such elects to impose one or more allocation conditions under Section expenses will charged to the Plan as a whole and the method of 3.06 and the Employer contributes to the Plan amounts which at allocating such Plan expenses under Section 7.04(C)(2)(a); (ii) the time of the contribution have not accrued under the Plan to determine which of such expenses the Plan will charge to an terms ("pre-accrual contributions"), the Trustee may hold the individual Participant's Account under Section 7.04(C)(2)(b); pre-accrual contributions in the Trust and may invest such and (iii) to adopt an expense policy regarding the foregoing. The contributions as the Trustee (or other applicable Plan fiduciary) Plan Administrator must exercise its discretion under this determines, pending accrual and allocation to Participant Section 7.04(C)(2) in a reasonable, uniform and Accounts. When the Plan Administrator allocates to Participants nondiscriminatory manner. The Plan Administrator will direct who have satisfied the Plan's allocation conditions the the Trustee to pay from the Trust and to charge to the overall Employer's pre-accrual contributions, the Plan Administrator Plan or to particular Participant Accounts the expenses under also will allocate the Earnings thereon pro rata in relation to this Section 7.04(C)(2) in accordance with the Plan each Participant's share of the pre-accrual contribution. The Plan Administrator's election of expense charging method or policy. Administrator also may elect to apply this Section 7.04(B)(5)(b) to any other situation in which the Plan Administrator cannot (a) Charge to overall Plan (pro rata or per determine precisely the amount a Participant's allocation as of capita). If the Plan Administrator charges a Plan expense to the the date that the Employer makes an Employer Contribution Accounts of all Participants, the Plan Administrator may (excluding Elective Deferrals) to the Trust. The Employer in allocate the Plan expense either pro rata in relation to the total Appendix B may elect an alternative nondiscriminatory method balance in each Account on the date the expense is allocated to allocate the Earnings attributable to contributions described in (using the balance determined as of the most recent Valuation this Section 7.04(B)(5)(b). Date) or per capita (an equal amount) to each Participant's Account. (c) Forfeitures prior to accrual/allocation. The Trustee (or other applicable Plan fiduciary) will direct the (b) Charge to individual Participant Accounts. investment of any separate temporary forfeiture Account created The Plan Administrator may charge a Participant's Account for under Section 7.04(A). As of each Accounting Date, or interim any reasonable Plan expenses directly related to that Account, Valuation Date, if applicable, the Plan Administrator will including, but not limited to the following categories of fees or allocate the Earnings from the temporary forfeiture Account, if expenses: distribution, loan, acceptance of rollover, QDRO, any, to the Accounts of the Participants in accordance with the "lost Participant" search, account maintenance, brokerage provisions of Section 7.04(B)(4), or will allocate such Earnings accounts, investment management and benefit calculations. The in the same manner as Earnings on pre-accrual contributions Plan Administrator may charge a Participant's Account for the under Section 7.04(B)(5)(b). reasonable expenses incurred in connection with the maintenance of or a distribution from that Account even if the (d) Accounting after Forfeiture Break in Service. charging of such expenses would result in the elimination of the If a Participant re-enters the Plan subsequent to his/her having a Participant's Account or in the Participant's not receiving an Forfeiture Break in Service (as defined in Section 5.06(B)), the actual distribution. However, if the actual Account expenses Plan Administrator, or the Trustee, must maintain a separate exceed the Participant's Account Balance, the Plan Account for the Participant's pre-Forfeiture Break in Service Administrator will not charge the Participant outside of the Plan Account Balance and a separate Account for his post-Forfeiture for such excess expenses. Break in Service Account Balance, unless the Participant's entire Account Balance under the Plan is 100% Vested. (c) Participant's direct payment of investment expenses. The Plan Administrator may permit Participants to (e) Coordination of allocation and valuation pay directly (outside the Plan) to the service provider Plan elections. If the Plan is a 401(k) Plan that provides for Elective expenses such as investment management fees, provided such Deferrals, if the Plan permits Employee Contributions, or if the expenses: (i) would be properly payable either by the Employer Plan allocates Nonelective or Matching Contributions as of any or the Plan and are not "settlor" expenses payable exclusively by date other than the last day of the Plan Year, the Employer in its the Employer; (ii) are not paid by the Employer or by the Plan; © 2014 Great-West Trust Company, LLC or its suppliers 76

Defined Contribution Prototype Plan and (iii) are not intrinsic to the value of the Plan assets as Administrator will prescribe the form for the Participant's described in Rev. Rul. 86-142 or in any successor ruling. This written designation of Beneficiary and, upon the Participant's Section 7.04(C)(2)(c) does not permit a Participant to reimburse proper completion and filing of the form with the Plan the Plan for expenses the Plan previously has paid. To the extent Administrator, the form effectively revokes all designations filed a Participant does not pay an expense the Participant may pay prior to that date by the same Participant. This Section 7.05(A) according to this Section 7.04(C)(2)(c), the Plan Administrator also applies to the interest of a deceased Beneficiary or a will charge the expense under Sections 7.04(C)(2)(a) or deceased alternate payee where the Beneficiary or alternate 7.04(C)(2)(b) in accordance with the Plan Administrator's payee has designated a Beneficiary. expense policy. (1) Automatic revocation of spousal designation. A (d) Charges to former Employee-Participants. The divorce decree revokes the Participant's prior designation, if any, Plan Administrator may charge reasonable Plan expenses to the of his/her spouse or former spouse as his/her Beneficiary under Accounts of former Employee-Participants, even if the Plan the Plan unless: (a) a QDRO provides otherwise; or (b) the Administrator does not charge Plan expenses to the Accounts of Employer in Appendix B elects otherwise. This Section current Employee-Participants. The Plan Administrator may 7.05(A)(1) applies solely to a Participant whose divorce charge different amounts or types of reasonable Plan expenses to becomes effective on or after the date the Employer executes the Accounts of former Employee-Participants, versus what it this Plan unless: (i) the Plan is a Restated Plan and the prior Plan charges to the Accounts of current Employee-Participants. The contained a provision to the same effect; or (ii) regardless of the Plan Administrator may charge the Accounts of former application of (i), the Employer in Appendix A provides for a Employee-Participants by applying one of the Section special Effective Date for this Section 7.05(A)(1). 7.04(C)(2)(a) or (b) methods. (2) Coordination with QJSA/QPSA requirements. If (e) ERISA compliance. This Section 7.04(C) does Section 6.04 applies to the Participant, this Section 7.05 does not not authorize the Plan to charge a Participant for information impose any special spousal consent requirements on the that ERISA requires the Plan to furnish free of charge upon the Participant's Beneficiary designation unless the Participant Participant's request. In addition, the Plan Administrator as waives the QJSA or QPSA benefit. If the Participant waives the ERISA may require, must disclose the nature of any Plan QJSA or QPSA benefit without spousal consent to the expenses and the manner of charging of any Plan expenses to Participant's Beneficiary designation: (a) any waiver of the the Plan or to particular Participant Accounts and must apply its QJSA or of the QPSA is not valid; and (b) if the Participant dies expense policy in a manner which is consistent with ERISA. prior to his/her Annuity Starting Date, the Participant's Beneficiary designation will apply only to the portion of the (D) ERISA Fee Recapture Account. The Plan Administrator death benefit which is not payable as a QPSA. Regarding clause in its discretion may use an ERISA Fee Recapture Account to (b), if the Participant's surviving spouse is a primary Beneficiary pay non-settlor Plan Expenses and may allocate funds in the under the Participant's Beneficiary designation, the Trustee will ERISA Recapture Account (or excess funds therein after satisfy the spouse's interest in the Participant's death benefit first payment of Plan Expenses) as Earnings. The Plan Administrator from the portion which is payable as a QPSA. will exercise its discretion in a reasonable, uniform and nondiscriminatory manner. (3) Profit Sharing Plan exception. If the Plan is a Profit Sharing Plan which the Employer under Section 6.04(G) has (1) Definition of ERISA Fee Recapture Account. An elected in its Adoption Agreement to exempt all Exempt ERISA Fee Recapture Account is an account designated to Participants from the QJSA and QPSA requirements of Section receive amounts which a Plan service provider receives in the 6.04, the Beneficiary designation of a married Exempt form of 12b-1 fees, sub-transfer agency fees, shareholder Participant, as described in Section 6.04(G), is not valid unless servicing fees or similar amounts (also known as "revenue the Participant's spouse consents (in the manner described in sharing"), which the service provider receives from a source Section 6.04(A)(7)) to the Beneficiary designation. The spousal other than the Plan and which the service provider may remit to consent requirement in this Section 7.05(A)(3) does not apply if the Plan. the Participant's spouse is the Participant's sole primary Beneficiary. A "sole primary Beneficiary" is the individual who (E) Late Trading and Market Timing Settlement. In the has an unconditional right to all of the Participant's Account event the Plan becomes entitled to a settlement from a mutual Balance upon the Participant's death. fund or other investment relating to late trading, market timing or other activities, the Plan Administrator will allocate the (a) One-Year Marriage Rule. The Employer in its settlement proceeds to Participants and Beneficiaries in Adoption Agreement will elect whether to apply the "one-year accordance with FAB 2006-01. marriage rule". If the Employer elects to apply the one-year marriage rule, the spousal consent requirement of this Section 7.05 PARTICIPANT ADMINISTRATIVE PROVISIONS. 7.05(A)(3) does not apply unless the Exempt Participant and his/her spouse were married throughout the one year period (A) Beneficiary Designation. A Participant from time to time ending on the date of the Participant's death. If the Employer may designate, in writing, any person(s) (including a trust or elects to apply the one-year marriage rule under this Section other entity), contingently or successively, to whom the Trustee 7.05(A)(3), but the Participant is not an Exempt Participant will pay all or any portion of the Participant's Vested Account (such that the QJSA and QPSA requirements apply to the Balance (including any life insurance proceeds payable to the Participant), the one-year marriage rule under Section 6.04(B) Participant's Account) in the event of death. A Participant under applies only to the QPSA. Section 6.03(B)(1) also may designate the method of distribution of his/her Account to the Beneficiary. The Plan © 2014 Great-West Trust Company, LLC or its suppliers 77

Defined Contribution Prototype Plan (4) Limitation on frequency of Beneficiary changes. A (E) Simultaneous Death of Participant and Beneficiary. If a Participant may change his/her Beneficiary in accordance with Participant and his/her Beneficiary should die simultaneously, or this Section 7.05(A) as often as the Participant wishes, unless under circumstances that render it difficult or impossible to the Employer in Appendix B elects to impose a minimum time determine who predeceased the other, then unless the interval between changes, but with an exception for certain Participant's Beneficiary designation otherwise specifies, the major life events, such as death of a Beneficiary, divorce and Plan Administrator will presume conclusively that the other such events as the Plan Administrator reasonably may Beneficiary predeceased the Participant. determine. (F) Incapacitated Participant or Beneficiary. If, in the (5) Definition of spouse. The Employer in Appendix B opinion of the Plan Administrator, a Participant or Beneficiary may define the term "spouse" for all Plan purposes. entitled to a Plan distribution is not able to care for his/her affairs because of a mental condition, a physical condition, or by (B) Default Beneficiary. If: (i) a Participant fails to name a reason of age, at the direction of the Plan Administrator, the Beneficiary in accordance with Section 7.05(A); or (ii) the Trustee will make the distribution to the Participant's or Beneficiary (and all contingent or successive Beneficiaries) Beneficiary's guardian, conservator, trustee, custodian whom the Participant designates predecease the Participant, are (including under a Uniform Transfers or Gifts to Minors Act) or invalid for any reason, or disclaim the Participant's Vested to his/her attorney-in-fact or to other legal representative, upon Account Balance and the Plan Administrator has accepted the furnishing evidence of such status satisfactory to the Plan disclaimers as valid, then the Trustee (subject to any contrary Administrator and to the Trustee. The Plan Administrator and provision in Appendix B under Section 7.05(C)) will distribute the Trustee do not have any liability with respect to payments so the Participant's Vested Account Balance in accordance with made and neither the Plan Administrator nor the Trustee has any Section 6.03 in the following order of priority to: duty to make inquiry as to the competence of any person entitled to receive payments under the Plan. (1) Spouse. The Participant's surviving spouse (without regard to the one-year marriage rule of Sections 6.04(B) and (G) Assignment or Alienation. Except as provided in Code 7.05(A)(3)(a)), except where the spouse would be revoked as §414(p) relating to QDROs (or a domestic relations order Beneficiary under Section 7.05(A)(1), had the Participant named entered into before January 1, 1985) and in Code §401(a)(13) the spouse as Beneficiary; and if no surviving spouse to relating to certain voluntary, revocable assignments, judgments and settlements, neither a Participant nor a Beneficiary may (2) Descendants. The Participant's children (including anticipate, assign or alienate (either at law or in equity) any adopted children), in equal shares by right of representation (one benefit provided under the Plan, and the Trustee will not share for each surviving child and one share for each child who recognize any such anticipation, assignment or alienation. predeceases the Participant with living descendants); and if none Except as provided by Code §401(a)(13), a benefit under the to Plan is not subject to attachment, garnishment, levy, execution or other legal or equitable process. (3) Parents. The Participant's surviving parents, in equal shares; and if none to (H) Information Available. Any Participant or Beneficiary without charge may examine the Plan description, copy of the (4) Estate. The Participant's estate. latest annual report, any bargaining agreement, this Plan and Trust, and any contract or any other instrument which relates to (C) Administration of Default Provision. The Employer in the establishment or administration of the Plan or Trust. The Appendix B may specify a different list or ordering of the list of Plan Administrator will maintain all of the items listed in this default beneficiaries than under Section 7.05(B); provided Section 7.05(H) in its office, or in such other place or places as however, that if the Plan is a Profit Sharing Plan, and the Plan it may designate from time to time in order to comply with includes Exempt Participants, as to such Exempt Participants, ERISA, for examination during reasonable business hours. Upon the Employer may not specify a different default Beneficiary list the written request of a Participant or a Beneficiary, the Plan or order unless the Participant's surviving spouse will be the sole Administrator must furnish the Participant or Beneficiary with a primary Beneficiary. The Plan Administrator will direct the copy of any item listed in this Section 7.05(H). The Plan Trustee as to the distribution method and to whom the Trustee Administrator may impose a reasonable copying charge upon will make the distribution under Section 7.05(B). the requesting person. (D) Death of Beneficiary. If the Beneficiary survives the (I) Claims Procedure for Denial of Benefits. A Participant or Participant, but dies prior to distribution of the Participant's a Beneficiary may file with the Plan Administrator a written entire Vested Account Balance, the Trustee will distribute the claim for benefits, if the Participant or the Beneficiary disputes remaining Vested Account Balance in the same manner as the Plan Administrator's determination regarding the described in Sections 7.05(B) and (C) (applied as though the Participant's or Beneficiary's Plan benefit. However, the Plan Beneficiary were the Participant) unless: (1) the Participant's will distribute only such Plan benefits to Participants or Beneficiary designation provides otherwise; or (2) the Beneficiaries as the Plan Administrator in its discretion Beneficiary has properly designated a beneficiary. A Beneficiary determines a Participant or Beneficiary is entitled to receive. only may designate a beneficiary for the Participant's Account The Plan Administrator will create a written claims procedure as Balance remaining at the Beneficiary's death if the Participant part of (or which accompanies) the Plan's summary plan has not previously designated a successive contingent description. This Section 7.05(I) specifically incorporates the beneficiary and the Beneficiary's designation otherwise written claims procedure as from time to time published by the complies with the Plan terms. Plan Administrator as a part of the Plan, except that the Plan Administrator may amend the claims procedure without regard © 2014 Great-West Trust Company, LLC or its suppliers 78

Defined Contribution Prototype Plan to Section 11.02. If the Plan Administrator pursuant to the Plan's Restricted Pension Accounts under Section 6.01(C)(4) which the written claims procedure makes a final written determination Participant used to secure his/her loan and which are not then denying a Participant's or Beneficiary's benefit claim, the distributable at the time of default. See Section 6.06. Participant or Beneficiary to preserve the claim must file an action with respect to the denied claim not later than 180 days (D) QJSA/QPSA Requirements. If the QJSA/QPSA following the date of the Plan Administrator's final written requirements of Section 6.04 apply to the Participant, the determination. Participant may not pledge any portion of his/her Account Balance that is subject to such requirements as security for a (J) Inability to Determine Beneficiary. In the event that the loan unless, within the 180 day period ending on the date the Plan Administrator is unable to determine the identity of a pledge becomes effective, the Participant's spouse, if any, Participant's Beneficiary under circumstances of competing consents (in a manner described in Section 6.04 other than the claims or otherwise, the Plan Administrator may file an requirement relating to the consent of a subsequent spouse) to interpleader action seeking an order of the court as to the the security or, by separate consent, to an increase in the amount determination of the Beneficiary. The Plan Administrator, the of security. See Section 6.04(D) regarding the affect of an Trustee and other Plan fiduciaries may act in reliance upon any outstanding loan pledge on the QJSA or QPSA benefit. proper order issued under this Section 7.05(J) in maintaining, distributing or otherwise disposing of a Participant's Account (E) Treatment of Loan as Participant-Directed. The Plan under the Plan terms, to any Beneficiary specified in the court's Administrator, to the extent provided in a written loan policy order. and consistent with Section 7.03(B)(3), will treat a Plan loan made to a Participant as a Participant-Directed Account, even if 7.06 PLAN LOANS. the Plan otherwise does not permit a Participant to direct his/her Account investments. Where a loan is treated as a (A) Loan Policy. The Plan Administrator, at any time and in its Participant-Directed Account, the borrowing Participant's sole discretion, may establish, amend or terminate a policy Account alone shares in any interest paid on the loan, and the which the Trustee must observe in making Plan loans, if any, to Account alone bears any expense or loss it incurs in connection Participants and to Beneficiaries. If the Plan Administrator with the loan. The Trustee may retain any principal or interest adopts a loan policy, the loan policy must be nondiscriminatory paid on the borrowing Participant's loan in a Segregated and must be in writing. The policy must include: (1) the identity Account (as described in Section 7.04(A)(2)(c)) on behalf of the of the person or positions authorized to administer the borrowing Participant until the Trustee (or the Named Fiduciary, Participant loan program; (2) the procedure for applying for a in the case of a nondiscretionary Trustee) deems it appropriate to loan; (3) the criteria for approving or denying a loan; (4) the add the loan payments to the Participant's Account under the limitations, if any, on the types and amounts of loans available; Plan. (5) the procedure for determining a reasonable rate of interest; (6) the types of collateral which may secure the loan; and (7) the 7.07 LOST PARTICIPANTS. If the Plan Administrator is events constituting default and the steps the Plan will take to unable to locate any Participant or Beneficiary whose Account preserve Plan assets in the event of default. A loan policy the becomes distributable under the Plan or if the Plan has made a Plan Administrator adopts under this Section 7.06(A) is part of distribution, but the Participant for any reason does not cash the the Plan, except that the Plan Administrator may amend or distribution check (a "lost Participant"), the Plan Administrator terminate the policy without regard to Section 11.02. will apply the provisions of this Section 7.07. The provisions of this Section 7.07 no longer apply if the Plan Administrator, prior (B) Requirements for Plan Loans. The Trustee, as directed by to taking action to dispose of the lost Participant's Account the Plan Administrator will make a Plan loan to a Participant or under Section 7.07(A)(2) or 7.07(B)(2), is able to complete the to a Beneficiary in accordance with the loan policy, under distribution. Section 7.06(A), provided: (1) loans are available to all Participants and Beneficiaries on a reasonably equivalent basis (A) Ongoing Plan. The provisions of this Section 7.07(A) and are not available in a greater amount for HCEs than for apply if the Plan is ongoing. NHCEs; (2) the loan is adequately secured and bears a reasonable rate of interest; (3) the loan provides for repayment (1) Attempt to Locate. The Plan Administrator must within a specified time (except that the loan policy may suspend conduct a reasonable and diligent search for the Participant, loan payments pursuant to Code §414(u)(4)); (4) the default using one or more of the search methods described in Section provisions of the note permit offset of the Participant's Vested 7.07(C). Account Balance only at the time when the Participant has a distributable event under the Plan, but without regard to whether (2) Failure to locate/disposition of Account. If a lost the Participant consents to distribution as otherwise may be Participant remains unlocated after 6 months following the date required under Section 6.01(A)(2); (5) the amount of the loan the Plan Administrator first attempts to locate the lost does not exceed (at the time the Plan extends the loan) the Participant using any of the search methods described in Section present value of the Participant's Vested Account Balance; and 7.07(C), the Plan Administrator may forfeit the lost Participant's (6) the loan otherwise conforms to the exemption provided by Account, provided the Account is not subject to the Automatic Code §4975(d)(1). Rollover rules of Section 6.08(D). If the Plan Administrator forfeits the lost Participant's Account, the forfeiture occurs at the (C) Default as Distributable Event. The loan policy may end of the above-described 6-month period and the Plan provide a Participant's loan default is a distributable event with Administrator will allocate the forfeiture in accordance with respect to the defaulted amount, irrespective of whether the Section 3.07. The Plan Administrator under this Section Participant otherwise has incurred a distributable event at the 7.07(A)(2) will forfeit the entire Account of the lost Participant, time of default, except as to Restricted 401(k) Accounts or including Elective Deferrals and Employee Contributions. © 2014 Great-West Trust Company, LLC or its suppliers 79

Defined Contribution Prototype Plan the lost Participant's Account to the other Defined Contribution (3) Subsequent restoration of forfeiture. If a lost Plan. Participant whose Account was forfeited thereafter at any time but before the Plan has been terminated makes a claim for (C) Search methods. The search methods described in this his/her forfeited Account, the Plan Administrator will restore the Section 7.07 are: (1) provide a distribution notice to the lost forfeited Account to the same dollar amount as the amount Participant at the Participant's last known address by certified or forfeited, unadjusted for Earnings occurring subsequent to the registered mail; (2) check with the administrator of other forfeiture. The Plan Administrator will make the restoration in employee benefit plans of the Employer that may have more the Plan Year in which the lost Participant makes the claim, first up-to-date information regarding the Participant's whereabouts; from the amount, if any, of Participant forfeitures the Plan (3) identify and contact the Participant's Designated Beneficiary Administrator otherwise would allocate for the Plan Year, and under Section 7.05; (4) use the IRS letter forwarding program then from the amount or additional amount the Employer under Rev. Proc. 94-22 or the Social Security Administration contributes to the Plan for the Plan Year. The Employer in search program; and (5) use a commercial locator service, credit Appendix B may provide that the Plan Administrator will use reporting agencies, the internet or other search method. Trust Fund Earnings for the Plan Year, if any, as a source of the Regarding search methods (2) and (3) above, if the Plan restoration, or may modify the order of priority of the sources of Administrator encounters privacy concerns, the Plan restoration described in the previous sentence. The Plan Administrator may request that the Employer or other plan Administrator will distribute the restored Account to the lost fiduciary (under (2)), or the Designated Beneficiary (under (3)), Participant not later than 60 days after the close of the Plan Year contact the Participant or forward a letter requesting that the in which the Plan Administrator restores the forfeited Account. Participant contact the Plan Administrator. (B) Terminating plan. The provisions of this Section 7.07(B) (D) Uniformity. The Plan Administrator will apply Section apply if the Plan is terminating. 7.07 in a reasonable, uniform and nondiscriminatory manner, but in determining a specific course of action as to a particular (1) Attempt to locate. The Plan Administrator, to attempt Account, reasonably may take into account differing to locate a lost Participant when the plan is terminating, must circumstances such as the amount of a lost Participant's conduct a reasonable and diligent search for the Participant, Account, the expense in attempting to locate a lost Participant, using all four search methods described in clauses (1) through the Plan Administrator's ability to establish and the expense of (4) of Section 7.07(C). In addition, the Plan Administrator may establishing a rollover IRA, and other factors. use a search method described in clause (5) of Section 7.07(C). (E) Expenses of search. The Plan Administrator, in (2) Failure to locate/disposition of Account. If a lost accordance with Section 7.04(C)(2)(b), may charge to the Participant remains unlocated after a reasonable period the Plan Account of a Participant the reasonable expenses incurred under Administrator will distribute the Participant's Account under this Section 7.07 and which are associated with the Participant's Sections 7.07(B)(2)(a), (b) or (c) as applicable. Account, without regard to whether or when the Plan Administrator actually locates or makes a distribution to the (a) No Annuity Contract/no other Defined Participant. Contribution Plan. If the terminating Plan does not provide for an Annuity Contract as a method of distribution and the (F) Alternative Disposition. The Plan Administrator under Employer does not maintain another Defined Contribution Plan, Sections 7.07(A) or (B) operationally may dispose of a lost the Plan Administrator will distribute the lost Participant's Participant's Account in any reasonable manner. The Plan Account in an Automatic Rollover to an individual retirement Administrator may adopt a policy under this Section 7.07 as it plan under Section 6.08(D), unless the Plan Administrator deems reasonable or appropriate to administer the Accounts of determines it is impractical to complete an Automatic Rollover lost Participants, provided that: (1) the terms of any such policy or is unable to locate an individual retirement plan provider must be uniform and nondiscriminatory; and (2) the Plan willing to accept the rollover distribution. In such event, the Plan Administrator must administer the policy in a uniform and Administrator may: (i) distribute the Participant's Account to an nondiscriminatory manner. interest-bearing insured bank account the Plan Administrator establishes in the Participant's name; or (ii) distribute the 7.08 PLAN CORRECTION. The Plan Administrator, in Participant's Account to the unclaimed property fund of the state conjunction with the Employer and Trustee, as applicable, may of the Participant's last known address. undertake such correction of Plan failures as the Plan Administrator deems necessary, including correction to preserve (b) Plan provides Annuity Contract/no other tax qualification of the Plan under Code §401(a), to correct a Defined Contribution Plan. If the terminating Plan provides fiduciary breach under ERISA or to unwind (correct) a for an Annuity Contract as a method of distribution and the prohibited transaction under the Code or ERISA. Without Employer does not maintain another Defined Contribution Plan, limiting the Plan Administrator's authority under the prior the Plan Administrator will purchase an Annuity Contract sentence, the Plan Administrator, as it determines to be payable to the lost Participant for delivery to the Participant's reasonable and appropriate, may undertake or assist the last known address reflected in the Plan's records. Employer in undertaking correction of Plan document, operational, demographic and employer eligibility failures under (c) Employer maintains another Defined a method described in the Plan or under the Employee Plans Contribution Plan. If the Employer maintains another Defined Compliance Resolution System ("EPCRS") as described in Rev. Contribution Plan, the Plan Administrator may, in lieu of taking Proc. 2013-12, or any successor program to EPCRS. The Plan the actions described in Sections 7.07(B)(2)(a) or (b), transfer Administrator, as it determines to be reasonable and appropriate, also may undertake or assist the Employer, the Trustee or other © 2014 Great-West Trust Company, LLC or its suppliers 80

Defined Contribution Prototype Plan appropriate Plan fiduciary or Plan official in undertaking in this Plan to a "form," a "notice," an "election," a "consent," a correction of a fiduciary breach, including correction under the "waiver," a "designation," a "policy" or to any other Plan-related Voluntary Fiduciary Correction Program ("VFCP") or any communication includes an electronic version thereof. successor program to VFCP. If the Plan is a 401(k) Plan, the Notwithstanding the foregoing, any Participant or Beneficiary Plan Administrator to correct an operational failure (or if the notices and consent that are required pursuant to the Code must allowable period for such correction has expired), may require satisfy Treas. Reg. §1.401(a)-21. the Trustee to distribute from the Plan Elective Deferrals, including Earnings thereon, and the Plan Administrator will treat (D) Evidence. Anyone, including the Employer, required to any Matching Contributions and Earnings thereon relating to the give data, statements or other information relevant under the distributed Elective Deferrals, as an Associated Matching terms of the Plan ("evidence") may do so by certificate, Contribution under Section 3.07(A)(1). To the extent the affidavit, document or other form which the person to act in Employer must make nonelective or matching contributions to reliance may consider pertinent, reliable and genuine, and to the plan to correct a failure under EPCRS, other than a failure have been signed, made or presented by the proper party or relating to the ADP test or ACP test (see Section 4.10), the Plan parties. The Plan Administrator and the Trustee are protected Administrator will use forfeitures to reduce the amount of such fully in acting and relying upon any evidence described under contribution. the immediately preceding sentence. 7.09 PROTOTYPE/VOLUME SUBMITTER PLAN (E) Plan Terms Binding. The Plan is binding upon the STATUS. If the Plan fails initially to qualify or to maintain Employer, Trustee, Plan Administrator, Custodian (and all other qualification or if the Employer makes any amendment or service providers to the Plan), upon Participants, Beneficiaries modification to a provision of the Plan (other than a proper and all other persons entitled to benefits, and upon the completion of an elective provision under the Adoption successors and assigns of the foregoing persons. See Section Agreement or an Appendix), the Employer no longer may 8.11(C) as to the Trust where the Employer in its Adoption participate under this Prototype or Volume Submitter Plan. The Agreement elects to use a separate trust agreement. Employer also may not participate (or continue to participate) in this Prototype or Volume Submitter Plan if the Trustee or (F) Employment Not Guaranteed. Nothing contained in this Custodian is not the Sponsor or Practitioner and does not have Plan, or with respect to the establishment of the Trust, or any the written consent of the Sponsor or Practitioner required under modification or any amendment to the Plan or Trust, or in the Section 1.67, if any, to serve in the capacity of Trustee or creation of any Account, or with respect to the payment of any Custodian. If the Employer is not entitled to participate under benefit, gives any Employee, Participant or any Beneficiary any this Prototype or Volume Submitter Plan, the Plan is an right to employment or to continued employment by the individually-designed plan and the reliance procedures specified Employer, or any legal or equitable right against the Employer, in the applicable Adoption Agreement no longer apply. the Trustee, the Custodian, the Plan Administrator or any employee or agent thereof, except as expressly provided by the 7.10 PLAN COMMUNICATIONS, INTERPRETATION, Plan or the Trust. AND CONSTRUCTION. (G) Word Usage. Words used in the masculine also apply to (A) Plan Administrator's Discretion/Nondiscriminatory the feminine where applicable, and wherever the context of the Administration. The Plan Administrator has total and complete Plan dictates, the plural includes the singular and the singular discretion to interpret and construe the Plan and to determine all includes the plural. Titles of Plan and Adoption Agreement questions arising in the administration, interpretation and sections are for reference only. application of the Plan. Any determination the Plan Administrator makes under the Plan is final and binding upon (H) State Law. The law of the state of the Employer's (or if any affected person. The Plan Administrator must exercise all of there is a corporate Trustee, the Trustee's, or if the Plan is fully its Plan powers and discretion, and perform all of its duties in a insured, the insurer's) principal place of business will determine uniform and nondiscriminatory manner. all questions arising with respect to the provisions of the Plan and Trust. The Employer in Appendix B may elect to apply the (B) Written Communications. All Plan-related law of another state or appropriate legal jurisdiction. communications by any party must be in writing (which subject to Section 7.10(C) may include an electronic communication). (I) Parties to Litigation. Except as otherwise provided, a All Participant or Beneficiary notices, designations, elections, Participant or a Beneficiary is not a necessary party or required consents or waivers must be made in a form the Plan to receive notice of process in any court proceeding involving Administrator (or, as applicable, the Trustee) specifies or the Plan, the Trust Fund or any fiduciary of the Plan. Any final otherwise approves. Any person entitled to notice under the Plan judgment (not subject to further appeal) entered in any such may waive the notice or shorten the notice period. proceeding will be binding upon the Employer, the Plan Administrator, the Trustee, Custodian, Participants and (C) Use of Electronic Media. The Plan Administrator using Beneficiaries and upon their successors and assigns. any electronic medium may give or receive any Plan notice, communicate any Plan policy, conduct any written Plan (J) Fiduciaries Not Insurers. The Trustee, the Plan communication, satisfy any Plan filing or other compliance Administrator and the Employer in no way guarantee the Trust requirement and conduct any other Plan transaction to the extent Fund from loss or depreciation. The Employer does not permissible. A Participant or a Participant's spouse, to the extent guarantee the payment of any money which may be or becomes authorized by the Plan Administrator, may use any electronic due to any person from the Trust Fund. The liability of the medium to make or provide any Beneficiary designation, Employer, the Plan Administrator and the Trustee to make any election, notice, consent or waiver under the Plan. Any reference © 2014 Great-West Trust Company, LLC or its suppliers 81

Defined Contribution Prototype Plan distribution from the Trust Fund at any time and all times is limited to the then available assets of the Trust. (C) Rule Applicable to Employer Contributions (other than Elective Deferrals). If any portion of an Applicable Individual's (K) Construction/Severability. The Plan, the Adoption Account attributable to Employer Contributions other than Agreement, the Trust and all other documents to which they Elective Deferrals is invested in Publicly-Traded Employer refer, will be interpreted consistent with and to preserve tax Securities, then, except as otherwise provided herein, the qualification of the Plan under Code §401(a) and tax exemption Applicable Individual may elect to direct the Plan Administrator of the Trust under Code §501(a) and also consistent with to divest any such Securities, and to reinvest an equivalent ERISA. To the extent permissible, any provision which a court amount in other investment options which satisfy the (or other entity with binding authority to interpret the Plan) requirements of Section 7.11(D). determines to be inconsistent with such construction and interpretation, is deemed severed and is of no force or effect, (1) Definition of Applicable Individual/Employer and the remaining Plan terms will remain in full force and effect. Contributions. For purposes of this Section 7.11(C), an Applicable Individual means: (i) a Participant who has 7.11 DIVESTMENT OF EMPLOYER SECURITIES. completed at least three Years of Service; (ii) an alternate payee who has an Account under the Plan with respect to a Participant (A) Application and Effective Date of Article. This Section who has completed at least three Years of Service; or (iii) a 7.11 only applies to a Plan that is an Applicable Defined Beneficiary with respect to a Participant who had completed at Contribution Plan. least three Years of Service. For this purpose, a Year of Service means in accordance with Section 5.05 relating to vesting. (1) Definition of Applicable Defined Contribution However, if the Plan provides for immediate vesting or applies Plan. Except as provided herein or in Treas. Reg. the Elapsed Time Method in determining vesting, a Participant §1.401(a)(35)-1, an Applicable Defined Contribution Plan completes three Years of Service on the day immediately means a Defined Contribution Plan that holds Publicly Traded preceding the third anniversary of the Participant's Employment Employer Securities. Commencement Date. (a) Exclusions. An Applicable Defined Contribution (2) Three-year phase-in applicable to Employer Plan does not include a one-participant plan, as defined in Code Contributions. For Employer securities acquired with §401(a)(35)(E)(iv) or an employee stock ownership plan Employer Contributions other than Elective Deferrals during a ("ESOP") as defined in Code §4975(e)(7) if: (i) the ESOP holds Plan Year beginning before January 1, 2007, the rule described no contributions (or related earnings) that are (or were ever) in this Section 7.11(C) only applies to the percentage of the subject to Code §§401(k) or 401(m); and (ii) the ESOP is a Publicly Traded Employer Securities (applied separately for separate plan, for purposes of Code §414(l), from any other each class of Securities) as follows: Defined Benefit Plan or Defined Contribution Plan maintained by the Employer. Plan Year Percentage 2007 33% (2) Definition of Publicly Traded Employer Securities. 2008 66% For purposes of this Article, a Publicly Traded Employer 2009 100% Security is an Employer security which is traded on a national securities exchange that is registered under section 6 of the (3) Exception to phase-in for certain age 55 Securities Exchange Act of 1935 or which is traded on a foreign Participants. The 3-year phase-in rule of Section 7.11(C)(2) national securities exchange that is officially recognized, does not apply to a Participant who had attained age 55 and sanctioned, or supervised by a governmental authority and the completed at least three Years of Service (as defined in Section security is deemed by the Securities and Exchange Commission 7.11(C)(1) above) before the first Plan Year beginning after as having a "ready market" under SEC Rule 15c3-1. December 31, 2005. (3) Effective date. The provisions of Code §401(a)(35) (D) Investment Options. For purposes of this Section 7.11, generally apply to Plan Years beginning after December 31, other investment options must include not less than three 2006. However, the provisions Treas. Reg. §1.401(a)(35)-1 are investment options, other than Publicly Traded Employer applicable to Plan Years beginning on or after January 1, 2011. Securities, to which the Applicable Individual who has the right to divest under Section 7.11(B) or 7.11(C) may direct the (B) Rule Applicable to Elective Deferrals, Employee proceeds from the divestment of such Securities. Each of the Contributions and Rollovers. If any portion of an Applicable three investment options must be diversified and have materially Individual's Account attributable to Elective Deferrals, different risk and return characteristics. For this purpose, Employee Contributions, or Rollover Contributions is invested investment options that constitute a broad range of investment in Publicly-Traded Employer Securities, then, except as alternatives within the meaning of DOL Regulation otherwise provided herein, the Applicable Individual may elect §2550.404c-1(b)(3) are treated as being diversified and having to direct the Plan Administrator to divest any such Securities, materially different risk and return characteristics. The Plan and to reinvest an equivalent amount in other investment options must provide reasonable divestment and reinvestment which satisfy the requirements of Section 7.11(D). opportunities at least quarterly. (1) Definition of Applicable Individual/Deferrals. For (E) Restrictions or Conditions on Investments in Employer purposes of this Section 7.11(B), an Applicable Individual Securities. Except as permitted by Treas. Reg. means: (i) a Participant; (ii) an alternate payee who has an §1.401(a)(35)-1(e), the Plan may not impose restrictions or Account under the Plan; or (iii) a Beneficiary. conditions on the investment of Publicly Traded Employer © 2014 Great-West Trust Company, LLC or its suppliers 82

Defined Contribution Prototype Plan Securities which the Plan does not impose on the investment of other Plan assets. © 2014 Great-West Trust Company, LLC or its suppliers 83

Defined Contribution Prototype Plan ARTICLE VIII TRUSTEE AND CUSTODIAN, POWERS AND DUTIES 8.01 ACCEPTANCE. By executing the Adoption transfer, abandon, improve, repair, insure, lease for any term Agreement, the Trustee or Custodian accepts the Trust created even though commencing in the future or extending beyond the under the Plan and agrees to perform the obligations the Plan term of the Trust, and otherwise deal with all property, real or imposes on the Trustee or Custodian. personal, in such manner, for such considerations and on such terms and conditions as the Trustee decides. 8.02 INVESTMENT POWERS AND DUTIES. (5) Borrowing. To borrow money, to assume (A) Discretionary Trustee Powers. If the Employer in its indebtedness, extend mortgages and encumber by mortgage or Adoption Agreement designates the Trustee as a discretionary pledge. Trustee, then the Trustee has full discretion and authority with regard to the investment of the Trust Fund, except as to a Plan (6) Claims. To compromise, contest, arbitrate or abandon asset: (i) properly under the control or the direction of an claims and demands affecting the investment of Trust assets, in Investment Manager, ancillary trustee or other Plan fiduciary; the Trustee's discretion. However, nothing in this Section (ii) subject to proper Employer or Named Fiduciary direction of 8.02(A)(6) requires a Participant or Beneficiary to arbitrate any investment; or (iii) subject to proper Participant or Beneficiary claim under the Plan. direction of investment. The Trustee is authorized and empowered, but not by way of limitation, with the following (7) Voting/tender/exercise. To have with respect to the powers: Trust all of the rights of an individual owner, including the power to exercise any and all voting rights associated with Trust (1) General powers. To invest consistent with any part or assets, to give proxies, to participate in any voting trusts, all of the Trust Fund in any common or preferred stocks, mergers, consolidations or liquidations, to tender shares and to open-end or closed-end mutual funds (including proprietary exercise or sell stock subscriptions or conversion rights. funds), put and call options traded on a national exchange, United States retirement plan bonds, corporate bonds, (8) Mineral rights. To lease for oil, gas and other mineral debentures, convertible debentures, commercial paper, U.S. purposes and to create mineral severances by grant or Treasury bills, U.S. Treasury notes and other direct or indirect reservation; to pool or unitize interests in oil, gas and other obligations of the United States Government or its agencies, minerals; and to enter into operating agreements and to execute improved or unimproved real estate situated in the United States, division and transfer orders. limited partnerships, insurance contracts of any type, mortgages, notes or other property of any kind, real or personal, to buy or (9) Title. To hold any securities or other property in the sell options on common stock on a nationally recognized name of the Trustee or its nominee, with depositories or agent exchange with or without holding the underlying common stock, depositories or in another form as it may deem best, with or to open and to maintain margin accounts, to engage in short without disclosing the trust relationship. However, any securities sales, to buy and sell commodities, commodity options and held in a nominee or street name must be held on behalf of the contracts for the future delivery of commodities, and to make Plan by: (a) a bank or trust company that is subject to any other investments the Trustee deems appropriate. supervision by the United States or a State or a nominee of such bank or trust company; (b) a broker or dealer registered under (2) Cash/liquidity. To retain in cash so much of the Trust the Securities Exchange Act of 1934 or a nominee of such Fund as it may deem advisable to satisfy liquidity needs of the broker or dealer; or (c) a clearing agency as defined in Securities Plan and to deposit any cash held in the Trust Fund in a bank or Exchange Act of 1934, Section 3(a)(23), or its nominee. other institutional account at reasonable interest or without interest if the Trustee determines that such deposits are (10) Hold pending dispute resolution. To retain any reasonable or necessary to facilitate a Plan transaction or for funds or property subject to any dispute without liability for the other purposes, but consistent with the Trustee's duties under payment of interest, and to decline to make payment or delivery Section 8.02(C). of the funds or property until a court of competent jurisdiction makes final adjudication. (3) Trustee's common/collective funds. To invest, if the Trustee is a bank or similar financial institution supervised by (11) Litigation. To begin, maintain or defend any litigation the United States or by a state, in any type of deposit of the necessary in connection with the administration of the Plan, Trustee (or of a bank related to the Trustee within the meaning except the Trustee is not obliged nor required to do so unless of Code §414(b)) at a reasonable rate of interest or in a common indemnified to its satisfaction. trust fund, as described in Code §584, or in a collective investment fund, the provisions of which govern the investment (12) Agents/reliance. The Trustee may employ and pay of such assets and which the Plan incorporates by this reference, from the Trust Fund reasonable compensation to agents, which the Trustee (or its affiliate, as defined in Code §1504) attorneys, accountants and other persons to advise the Trustee as maintains exclusively for the collective investment of money in its opinion may be necessary. The Trustee reasonably may contributed by the bank (or the affiliate) in its capacity as delegate to any agent, attorney, accountant or other person Trustee and which conforms to the rules of the Comptroller of selected by it any non-Trustee power or duty vested in it by the the Currency. Plan, and the Trustee may act reasonably or refrain from acting on the advice or opinion of any agent, attorney, accountant or (4) Transact in real/personal property. To manage, sell, other person so selected. contract to sell, grant options to purchase, convey, exchange, © 2014 Great-West Trust Company, LLC or its suppliers 84

Defined Contribution Prototype Plan (13) Employer stock/real property. The Trustee (or as applicable, Investment Manager, Employer, Participant, or (1) Modification of powers/duties. The Employer and Beneficiary) may invest in qualifying Employer securities or in the nondiscretionary Trustee (or the Custodian) in a qualifying Employer real property, as defined in and as limited Nonstandardized Plan or Volume Submitter Adoption by ERISA. Agreement, on Appendix C may limit the powers or duties of the Custodian or the nondiscretionary Trustee to any (a) Profit Sharing Plans/401(k) Plans. If the combination of powers under Section 8.02(A) and to any Employer's Plan is a Profit Sharing Plan or a 401(k) Plan, the combination of duties under Section 8.02(C) or otherwise may aggregate investments in (acquisitions and holdings of) amend the Trust as described in Section 8.11. qualifying Employer securities and in qualifying Employer real property may comprise up to 100% of the value of Plan assets, (2) Limited responsibility. If there is a Custodian or a unless the Employer in Appendix B elects to restrict such nondiscretionary Trustee under the Plan, then the Employer, in investments to 10% of the value of Plan assets determined adopting this Plan, acknowledges and agrees: immediately after the acquisition (or to some other percentage of value which is less than 100%). Notwithstanding the foregoing, (a) No discretion over Trust assets. The except where permitted under ERISA §407(b)(2), if the Plan nondiscretionary Trustee or Custodian does not have any includes a 401(k) arrangement, a Participant's Elective Deferral discretion as to the investment or the re-investment of the Trust Account accumulated in Plan Years beginning after December Fund and the nondiscretionary Trustee or Custodian is acting 31, 1998, including earnings thereon, may not be invested more solely as a directed fiduciary as to the assets comprising the than 10% by value in qualifying Employer securities and Trust Fund. qualifying Employer real property, unless such investments are directed by the Participant or the Participant's Beneficiary. (b) No review or recommendations. The nondiscretionary Trustee or the Custodian does not have any (b) Voting/distribution. If the Plan invests in duty to review or to make recommendations regarding qualifying Employer securities, the Plan Administrator may investments made pursuant to a proper written direction. adopt a uniform and nondiscriminatory policy providing for the exercise of voting rights, distribution restrictions, repurchase, (c) No action unless direction. The put, call or right of first refusal rules, or other rights and nondiscretionary Trustee or the Custodian must retain any restrictions affecting the qualifying Employer securities. investment obtained upon a proper written direction until receipt of another proper written direction to dispose of such (14) Orphaned plan. If the Trustee determines that the investment. Employer has abandoned the Plan, the Trustee (if qualified to so act) may appoint itself as a Qualified Termination Administrator (d) No liability for following orders. The ("QTA") under Section 11.05(B) for purposes of terminating the nondiscretionary Trustee or the Custodian is not liable in any Plan and distributing all Plan Accounts. As a QTA, the Trustee manner or for any reason for making, retaining or disposing of may undertake all authorized acts to wind-up the Plan, including any investment pursuant to any proper written direction. causing the Trust to pay from Trust assets to the QTA and to other service providers a reasonable fee for services rendered. (e) Indemnity. The Employer will indemnify, defend and hold the nondiscretionary Trustee or the Custodian (15) Investment Policy. To adopt and to amend from time harmless from any damages, costs or expenses, including to time, an investment policy consistent with the Plan's funding reasonable attorneys' fees, which the nondiscretionary Trustee or policy described in Section 7.02(C)(9) the Custodian may incur as a result of any claim asserted against the nondiscretionary Trustee, the Custodian or the Trust arising (16) Catch-all. To perform any and all other acts which in out of the nondiscretionary Trustee's or Custodian's full and the Trustee's judgment are necessary or appropriate for the timely compliance with any proper written direction. proper and advantageous management, investment and distribution of the Trust. (3) Limitation of powers of certain Custodians. If a Custodian is a bank which, under its governing state law, does (B) Nondiscretionary (directed) Trustee/Custodian Powers. not possess trust powers, then Sections 8.02(A)(1), (3) as it The Employer in its Adoption Agreement may designate the relates to common trust funds or collective investment funds, Trustee as a nondiscretionary Trustee. The Employer in its (4), (5), (7), and (8), Section 8.09 and Article IX do not apply Adoption Agreement in addition to designating a discretionary and the Custodian only has the power and the authority to or nondiscretionary Trustee, may appoint a Custodian to hold all exercise the remaining powers under Section 8.02(A) and to or any portion of the Trust Assets. Except as otherwise provided perform the duties under Section 8.02(C). herein: (i) a Custodian has all of the same powers and duties as a nondiscretionary Trustee; (ii) the nondiscretionary Trustee or (4) QTA. Notwithstanding any other provision of this Custodian has all of the same powers as a discretionary Trustee Section 8.02(B), a nondiscretionary Trustee or a Custodian may in Section 8.02(A) except that the nondiscretionary Trustee or serve as a QTA under Section 8.02(A)(14) without regard to Custodian only may exercise such powers pursuant to a proper receipt of any proper written direction. written direction; and (iii) the nondiscretionary Trustee or Custodian has all the same duties as a discretionary Trustee (5) Trustee references. Except as the Plan or the context under Section 8.02(C). A "proper written direction" means the otherwise require, "Trustee" includes nondiscretionary Trustee written direction of a Plan fiduciary or of a Participant or and Custodian. Beneficiary with authority over the Trust asset which is the subject of the direction. © 2014 Great-West Trust Company, LLC or its suppliers 85

Defined Contribution Prototype Plan (C) Duties. The Trustee or Custodian has the following expenses to Plan Accounts, both as the Plan Administrator duties: directs under Section 7.04(C)(2). Any fee or expense that the Employer pays, directly or indirectly, is not an Employer (1) ERISA. If ERISA applies to the Plan and to the extent contribution to the Plan, provided the fee or the expense relates that ERISA so requires, to act: (a) solely in the interest of to the ordinary and necessary administration of the Trust Fund. Participants and Beneficiaries for the exclusive purposes of providing benefits under the Plan and defraying the reasonable (7) Loans. To make loans to a Participant or to a expenses of Plan administration; (b) with the care, skill, Beneficiary in accordance with the Plan Administrator's prudence and diligence under the circumstances then prevailing direction under Section 7.06. as would a prudent person acting in a like capacity and familiar with such matters; (c) by diversifying Trust investments so as to (8) Records/statements. To keep the Trustee's Plan minimize the risk of large losses unless not prudent under the records open to the inspection of the Plan Administrator and the circumstances to do so; and (d) in accordance with the Plan to Employer at all reasonable times and to permit the review or the extent that the Plan is consistent with ERISA. audit of such records from time to time by any person or persons as the Employer or Plan Administrator may specify in writing. (2) Investment policy. To coordinate its investment The Trustee must furnish the Plan Administrator with whatever policy with Plan financial needs as communicated to it by the information relating to the Trust Fund the Plan Administrator Plan Administrator. considers necessary to perform its duties as Plan Administrator. (3) Trust accounting. To furnish to the Employer and to (9) Tax returns. To file all information and tax returns the Plan Administrator an annual statement of account showing required of the Trustee. the condition of the Trust Fund and all investments, receipts, disbursements and other transactions effected by the Trustee (10) Incapacity. To follow the direction of the Plan during the Plan Year covered by the statement and also stating Administrator with regard to distributions to any Participant or the assets of the Trust held at the end of the Plan Year, which Beneficiary whom the Plan Administrator has determined to be statements are conclusive on all persons, including the Employer incapacitated under Section 7.05(F). The Trustee also will and the Plan Administrator, except as to any act or transaction provide any reasonable information and take any reasonable concerning which the Employer or the Plan Administrator files action that the Plan Administrator requests relating to a with the Trustee written exceptions or objections within 90 days determination of incapacity or otherwise pertaining to the after the receipt of the statements or for which ERISA authorizes administration of the Account of any incapacitated person. a longer period within which to object. The Trustee also may agree with the Employer or Plan Administrator to provide the (11) Bond. The Trustee must provide a bond for the information described in this Section 8.02(C) more frequently faithful performance of its duties under the Trust. than annually. (D) Limitations Applicable to all Trustees. (4) Trust valuation. If the Trustee is a discretionary Trustee, to value the Trust Fund as of each Accounting Date and (1) Receipt of contributions. A discretionary Trustee has as applicable, the value of the Trust assets within each the duty to collect employer contributions, except to the extent Participant or Beneficiary Account. The Trustee also must value this duty is limited in Appendix C of the Employer’s Adoption the Trust Fund on such other Valuation Dates as directed in Agreement. A nondiscretionary Trustee does not have the duty writing by the Plan Administrator or as the Adoption Agreement to collect employer contributions and the Employer represents may require. If the Trustee is a nondiscretionary Trustee (or in and warrants that it either has responsibility as a "named the case of Trust assets held by a Custodian) the Named fiduciary" (as defined in ERISA §402(a)(2)) or has properly Fiduciary will value the assets and will provide the valuation to delegated the responsibility to a Plan fiduciary, other than the the Trustee (Custodian) unless the Trustee (Custodian) and the nondiscretionary Trustee, for determining the correctness, Named Fiduciary agree that the Trustee (Custodian) will amount and timing of contributions and for the collection of conduct the valuation. The Trustee (Custodian) may reasonably contributions. If this is a restated plan, this duty is effective no rely on any valuation the Named Fiduciary conducts and sooner than the later of the date the Employer signs this provides. restatement or the date the Trustee or Special Trustee executes either the restatement or otherwise accepts its responsibilities (5) Distributions. To credit and distribute the Trust Fund under the restatement. In determining how to discharge any duty as the Plan Administrator directs. The Trustee is not obliged to to collect contributions, a fiduciary should weigh the value of inquire as to whether any payee or distributee is entitled to any the Plan assets involved, the likelihood of a successful recovery, payment or whether the distribution is proper or within the terms and the expenses expected to be incurred. Among other factors, of the Plan, or as to the manner of making any payment or a fiduciary may take into account the Employer's solvency in distribution. The Trustee is accountable only to the Plan deciding whether to expend Plan assets to pursue a claim. Administrator for any payment or distribution made by it in good faith on the direction of the Plan Administrator. The (2) Co-fiduciary liability. Each fiduciary under the Plan Trustee must promptly notify the Plan Administrator of any is responsible solely for his/her or its own acts or omissions. A unclaimed Plan payment or distribution and then dispose of the fiduciary does not have any liability for another fiduciary's distribution in accordance with the Plan Administrator's breach of fiduciary responsibility with respect to the Plan and subsequent direction. the Trust unless the fiduciary: (a) participates knowingly in or undertakes to conceal the breach; (b) has actual knowledge of (6) Fees/expenses. To pay from the Trust Fund all the breach and fails to take reasonable remedial action to remedy reasonable Plan fees and expenses, and to allocate the fees and the breach; or (c) through negligence in performing his/her or its © 2014 Great-West Trust Company, LLC or its suppliers 86

Defined Contribution Prototype Plan own specific fiduciary responsibilities that give rise to fiduciary the management and the control of the Trust Fund, except Trust status, the fiduciary has enabled the other fiduciary to commit a assets properly: (1) under the control or the direction of an breach of the latter's fiduciary responsibility. Investment Manager, ancillary trustee or other Plan fiduciary; or (2) subject to Employer or Participant direction of investment. (3) Limitation of Trustee liability. (C) Appointment of Investment Manager. The Named (a) Apportionment of duties. The Named Fiduciary may appoint an Investment Manager. See Section Fiduciary, the Trustee(s) and any properly appointed Investment 7.02(C)(8). Manager may execute a written agreement as a part of this Plan delineating the duties, responsibilities and liabilities of the 8.04 FORM OF DISTRIBUTION (CASH OR Investment Manager or Trustee(s) with respect to any part of the PROPERTY). The Trustee will make Plan distributions in the Trust Fund under the control of the Investment Manager or the form of cash except where: (1) the required form of distribution Trustee(s). is a QJSA or QPSA which has not been waived; (2) the Plan is a Restated Plan and under the prior Plan, distribution in the form (b) If Investment Manager. The Trustee is not of property ("in-kind distribution") is a Protected Benefit which liable for the acts or omissions of any Investment Manager the the Employer has not eliminated by a Plan amendment under Named Fiduciary may appoint, nor is the Trustee under any Section 11.02(C); (3) the Plan Administrator adopts a written obligation to invest or otherwise to manage any asset of the policy which provides for in-kind distribution; or (4) the Trust Fund which is subject to the management of a properly Employer is terminating the Plan, and in the reasonable appointed Investment Manager. judgment of the Trustee, some or all Plan assets, within a reasonable time for making final distribution of Plan assets, may (c) If other appointed fiduciaries. The Trustee is not be liquidated to cash or may not be so liquidated without not liable for the acts or omissions of any ancillary trustee or undue loss in value. The Plan Administrator's policy under independent fiduciary properly appointed under Section 8.07. clause (3) may restrict in-kind distributions to certain types of However, if a discretionary Trustee, pursuant to the delegation Trust investments or specify any other reasonable and described in Section 8.07, appoints an ancillary trustee, the nondiscriminatory condition or restriction applicable to in-kind discretionary Trustee is responsible for the periodic review of distributions. Under clause (4), the Trustee will make Plan the ancillary trustee's actions and the ancillary trustee must termination distributions to Participants and Beneficiaries in exercise its delegated authority in accordance with the terms of cash, in-kind or in a combination of these forms, in a reasonable the Plan and in a manner consistent with ERISA. and nondiscriminatory manner which may take into account the preferences of the distributees. All in-kind distributions will be (d) Indemnity. The Employer and any Trustee may made based on the current fair market value of the property, as execute a written agreement as a part of this Plan, delineating determined by the Trustee, Custodian or Named Fiduciary. any indemnification agreement among the parties. 8.05 TRUSTEE/CUSTODIAN FEES AND EXPENSES. A (E) Multiple Trustees. Trustee or a Custodian will receive reasonable compensation and reimbursement for reasonable Trust expenses actually (1) Majority decisions. If more than two persons act as incurred as Trustee or Custodian, as may be agreed upon from Trustee, a decision of the majority of such persons controls with time to time by the Employer and the Trustee or the Custodian. respect to any decision regarding the administration or the No person who is receiving full pay from the Employer may investment of the Trust Fund or of any portion of the Trust Fund receive compensation (except for reimbursement of Plan with respect to which such persons act as Trustee. If there is expenses) for services as Trustee or as Custodian. As the Plan more than one Trustee, the Trustees jointly will manage and Administrator directs following direction from the Employer control the assets of the Trust Fund (or those Trust assets as to under Section 7.04(C), such fees and expenses will be paid by which they act as Trustee). the Employer, or the Trustee or Custodian will charge the Trust for the fees or expenses. If, within a reasonable time after a Plan (2) Allocation. Multiple Trustees may allocate among related fee or expense is incurred (or if within the time specified themselves specific responsibilities or obligations or may in any agreement between the Plan and the Trustee regarding authorize one or more of them, either individually or in concert, payment of a fee or expense) the Plan Administrator does not to exercise any or all of the powers granted to the Trustee, or to communicate the Employer's decision regarding payment or if perform any or all of the duties assigned to the Trustee under the Employer does not pay the fee or expense, the Trustee or Article VIII. Custodian may charge the Trust for such reasonable fees and expenses as are not settlor expenses. (3) Signature. The signature of only one Trustee is necessary to effect any transaction on behalf of the Trust (or as 8.06 THIRD PARTY RELIANCE. A person dealing with to those Trust assets as to which the signatory acts as Trustee). the Trustee is not obligated to see to the proper application of any money paid or property delivered to the Trustee, or to 8.03 NAMED FIDUCIARY. inquire whether the Trustee has acted pursuant to any of the terms of the Plan. Each person dealing with the Trustee may act (A) Definition of Named Fiduciary. See Section 1.37. upon any notice, request or representation in writing by the Trustee, or by the Trustee's duly authorized agent, and is not (B) Duty of Named Fiduciary. The Named Fiduciary under liable to any person in so acting. The certificate of the Trustee the Plan has the sole responsibility to control and to manage the that it is acting in accordance with the Plan is conclusive in operation and administration of the Plan. If the Named Fiduciary favor of any person relying on the certificate. is also the Trustee, the Named Fiduciary is solely responsible for © 2014 Great-West Trust Company, LLC or its suppliers 87

Defined Contribution Prototype Plan 8.07 APPOINTMENT OF ANCILLARY TRUSTEE OR days following the date of the Trustee's notice, unless the INDEPENDENT FIDUCIARY. Employer consents in writing to shorter notice. (A) Appointment. The Employer, in writing, may appoint any (B) Removal. The Employer may remove a Trustee or a qualified person in any state to act as ancillary trustee with Custodian by giving written notice to the affected party. The respect to a designated portion of the Trust Fund, subject to any Employer's notice must specify the effective date of removal consent required under Section 1.67. An ancillary trustee must which date must be at least 30 days following the date of the acknowledge in a writing separate from the Employer's Employer's notice, except where the Employer reasonably Adoption Agreement its acceptance of the terms and conditions determines a shorter notice period or immediate removal is of its appointment as ancillary trustee and its fiduciary status necessary to protect Plan assets. under ERISA. (C) Successor Appointment. In the event of the resignation or (B) Powers. The ancillary trustee has the rights, powers, duties the removal of a Trustee, where no other Trustee continues to and discretion as the Employer may delegate, subject to any serve, the Employer must appoint a successor Trustee if it limitations or directions specified in the agreement appointing intends to continue the Plan. If two or more persons hold the the ancillary trustee and to the terms of the Plan or of ERISA. position of Trustee, in the event of the removal of one such The Employer may delegate its responsibilities under this person, during any period the selection of a replacement is Section 8.07 to a discretionary Trustee under the Plan (subject to pending, or during any period such person is unable to serve for the acceptance by such discretionary Trustee of that delegation), any reason, the remaining person or persons will act as the but the Employer may not delegate its responsibilities to a Trustee. nondiscretionary Trustee or to a Custodian. The investment powers delegated to the ancillary trustee may include any (1) Default Successor Trustee. If the Employer fails to investment powers available under Section 8.02. The delegated appoint a successor Trustee as of the effective date of the investment powers may include the right to invest any portion of Trustee resignation or removal and no other Trustee remains, the the assets of the Trust Fund in a common trust fund, as Trustee will treat the Employer as having appointed itself as described in Code §584, or in any collective investment fund, Trustee and as having filed the Employer's acceptance of the provisions of which govern the investment of such assets and appointment as successor Trustee with the former Trustee. If which the Plan incorporates by this reference, but only if the state law prohibits the Employer from serving as successor ancillary trustee is a bank or similar financial institution Trustee, the appointed successor Trustee is the president of a supervised by the United States or by a state and the ancillary corporate Employer, the managing partner of a partnership trustee (or its affiliate, as defined in Code §1504) maintains the Employer, the managing member of a limited liability company common trust fund or collective investment fund exclusively for Employer, the sole proprietor of a proprietorship Employer, or the collective investment of money contributed by the ancillary in the case of any other entity type, such other person with title trustee (or its affiliate) in a trustee capacity and which conforms and responsibilities similar to the foregoing. to the rules of the Comptroller of the Currency. The Employer also may appoint as an ancillary trustee, the trustee of any group (2) Default Successor Custodian. If the Employer trust fund designated for investment pursuant to the provisions removes and does not replace a Custodian, the Trustee will of Section 8.09. assume possession of Plan assets held by the former Custodian. (C) Resignation/Removal. The ancillary trustee may resign its (D) Acceptance. Each successor Trustee succeeds its position and the Employer may remove an ancillary trustee as predecessor Trustee by accepting in writing its appointment as provided in Section 8.08 regarding resignation and removal of successor Trustee and by filing the acceptance with the former the Trustee or Custodian. In the event of such resignation or Trustee and the Plan Administrator. For this purpose, the removal, the Employer may appoint another ancillary trustee or successor Trustee's execution of the Adoption Agreement may return the assets to the control and management of the constitutes the Trustee's acceptance of its appointment as Trustee. successor Trustee. The successor Trustee will also execute such other documents, if any, as the Plan Administrator may (D) Independent Fiduciary. If the DOL requires engagement reasonably require in connection therewith. of an independent fiduciary to have control or management of all or a portion of the Trust Fund, the Employer will appoint (E) Outgoing Trustee. The resigning or removed Trustee, such independent fiduciary, as directed by the DOL. The upon receipt of acceptance in writing of the Trust by the independent fiduciary will have the duties, responsibilities and successor Trustee, must execute all documents and must powers prescribed by the DOL and will exercise those duties, perform all acts necessary to vest the title to Plan assets of responsibilities and powers in accordance with the terms, record in any successor Trustee. In addition, to the extent restrictions and conditions established by the DOL and, to the reasonably necessary for the ongoing administration of the Plan, extent not inconsistent with ERISA, the terms of the Plan. The at the request of the Plan Administrator and the successor independent fiduciary must accept its appointment in writing Trustee, the resigning or removed Trustee must transfer records, and must acknowledge its status as a fiduciary of the Plan. provide information and otherwise cooperate in effecting the change of Trustees. 8.08 RESIGNATION AND REMOVAL. (F) Successor Powers. Each successor Trustee has and enjoys (A) Resignation. The Trustee or the Custodian may resign its all of the powers, both discretionary and ministerial, conferred position by giving written notice to the Employer and to the Plan under the Plan upon its predecessor. Administrator. The Trustee's notice must specify the effective date of the Trustee's resignation, which date must be at least 30 © 2014 Great-West Trust Company, LLC or its suppliers 88

Defined Contribution Prototype Plan (G) No Liability for Predecessor. A successor Trustee is not the Employer, the Trustee, the Custodian, the Plan personally liable for any act or failure to act of any predecessor Administrator, other fiduciaries or the name of any pooled trust Trustee, except as required under ERISA. With the approval of in which the Trust will participate. the Employer and the Plan Administrator, a successor Trustee, with respect to the Plan, may accept the account rendered and (B) Amendment/Nonstandardized or Volume Submitter the property delivered to it by a predecessor Trustee without Plan. The Employer in its Nonstandardized or Volume liability. Submitter Plan, in Appendix C (or in its Adoption Agreement as applicable): (1) may amend the Plan or Trust as described in 8.09 INVESTMENT IN GROUP TRUST FUND. The Section 8.11(A); or (2) may amend or override the Employer, by adopting this Plan, specifically authorizes the administrative provisions of Article VIII (or any other provision Trustee to invest all or any portion of the assets comprising the of the Plan related to the Trust), including provisions relating to Trust Fund in any group trust fund which at the time of the Trust investment and Trustee powers or duties. investment provides for the pooling of the assets of plans qualified under Code §401(a), including a group trust fund that (1) Limitation. Any Trust amendment under clause (2) of also permits the pooling of qualified plan assets with assets of an Section 8.11(B): (a) must not conflict with any other provisions individual retirement account that is exempt from taxation under of the Plan (except as expressly are intended to override an Code §408(e), assets of an eligible governmental plan under existing Trust provision); (b) must not cause the Plan to violate Code §457(b) that is exempt from taxation under Code §457(g), Code §401(a); and (c) must be made in accordance with Rev. assets of a custodial account under Code §403(b)(7) or a Proc. 2011-49 or any successor thereto. retirement income account under Code §403(b)(9), or assets of a governmental plan under Code §401(a)(24). This authorization (C) Substitution of Approved or Non-Approved Trust. The applies solely to a group trust fund exempt from taxation under Employer subject to the conditions under Section 8.11(B)(1), in Code §501(a) and the trust agreement of which satisfies the its Adoption Agreement may elect to substitute in place of requirements of Rev. Rul. 81-100 (as modified and clarified by Article VIII and the remaining Trust provisions of the basic plan Rev. Rul. 2004-67 and Rev. Rul. 2011-1), or any successor document, any other trust or custodial account agreement that thereto. The provisions of the group trust fund agreement, as the IRS has approved for use with this Plan. The Employer also amended from time to time, are by this reference incorporated may elect to substitute in place of Article VIII and the remaining within this Plan and Trust. The provisions of the group trust Trust provisions of the basic plan document, any other trust or fund will govern any investment of Plan assets in that fund. To custodial account agreement which has not been approved by comply with Code §4975(d)(8) as to any group trust fund the IRS for use with this Plan. However, substitution of a maintained by a disqualified person, including the Trustee, the non-approved trust or custodial agreement will cause the Plan to following provisions apply: (A) a discretionary Trustee or a lose reliance on its opinion or advisory letter and the Plan will nondiscretionary Trustee may invest in any such fund at the become an individually designed plan. See Sections 7.09 and direction of the Named Fiduciary who is independent of the 11.02(B)(4). If the Employer elects to substitute an approved Trustee and the Trustee's affiliates; (B) a discretionary Trustee trust or a non-approved, the Trustee will not execute the or a nondiscretionary Trustee (the latter as directed) may invest Adoption Agreement but will instead execute the substituted in any such fund which the Employer specifies in Appendix C; trust. The Trustee of the substituted trust agrees to be bound by and (C) notwithstanding (A) and (B) a discretionary Trustee all remaining Plan terms, other than those terms which the may invest in its own funds as described in Section 8.02(A)(3). substituted trust governs. 8.10 COMBINING TRUSTS OF EMPLOYER'S PLANS. (D) Formalities. All Section 8.11 Trust amendments or At the Employer's direction, the Trustee, for collective substitutions are subject to Section 11.02. As such, the Trustee investment purposes, may combine into one trust fund the Trust must execute the amendment or substituted trust. created under this Plan with the trust created under any other qualified retirement plan the Employer maintains. However, the 8.12 CROSS-PAY PROVISION. In the event that more Trustee must maintain separate records of account for the assets than one entity adopts the Plan, such that Employers in addition of each Trust in order to reflect properly each Participant's to the Signatory Employer become Participating Employers, Account Balance under the qualified plans in which he/she is a whether such entities are Related Employers or are unrelated participant. Employers, or both, all of the Plan assets must be available to pay benefits to all Participants and Beneficiaries, as described in 8.11 AMENDMENT/SUBSTITUTION OF TRUST. Treas. Reg. §1.414(l)-1(b)(1), unless the Employer elects under Appendix B to limit such assets as are attributable to each (A) Amendment/Standardized Plan. The Employer in its Participating Employer to pay benefits only to the Participants Standardized Plan may not amend any provision of Article VIII (and their Beneficiaries) who are Employees of that (or any other provision of the Plan related to the Trust) except Participating Employer. the Employer in Appendix C (or in its Adoption Agreement as applicable) may specify the Trust year, the names of the Plan, © 2014 Great-West Trust Company, LLC or its suppliers 89

Defined Contribution Prototype Plan ARTICLE IX PROVISIONS RELATING TO INSURANCE AND INSURANCE COMPANY 9.01 INSURANCE BENEFIT. Deferrals and forfeitures) allocated to any Participant's Account: (1) 49% in the case of the purchase of ordinary life insurance (A) General. The Employer may elect to provide incidental life Contracts; or (2) 25% in the case of the purchase of term life insurance benefits for Insurable Participants who consent to life insurance or universal life insurance Contracts. If the Trustee insurance benefits by executing the appropriate insurance purchases a combination of ordinary life insurance Contract(s) company application form. The Trustee will not purchase any and term life insurance or universal life insurance Contract(s), incidental life insurance benefit for any Participant prior to a then the sum of one-half of the premiums paid for the ordinary contribution allocation to the Participant's Account. At an life insurance Contract(s) and the premiums paid for the term insured Participant's written direction, the Trustee will use all or life insurance or universal life insurance Contract(s) may not any portion of the Participant's Employee Contributions, if any, exceed 25% of the Employer Contributions allocated to any to pay insurance premiums covering the Participant's life. Participant's Account. (B) Insurance on Others. Unless the Plan is a Money (B) Exception for Certain Profit Sharing Plans. If the Plan is Purchase Pension Plan, the Trustee may purchase life insurance a Profit Sharing Plan or a 401(k) Plan, the incidental insurance for the benefit of the Participant on the life of a family member benefits requirement of Section 9.02(A) does not apply to the of the Participant. Plan if the Plan purchases life insurance benefits only from Employer Contributions accumulated in the Participant's (C) Amount and Type of Coverage. The Employer will direct Account for at least two years, measured from the allocation the Trustee as to the insurance company and insurance agent date. through which the Trustee is to purchase the Contracts, the amount of the coverage and the applicable Dividend plan. (C) Exception for Other Amounts. The incidental insurance benefit requirement of Section 9.02(A) does not apply to (D) Ownership. Each application for a Contract, and the Contracts purchased: (1) with Employee Contributions; (2) with Contracts themselves, must designate the Trustee as sole owner, Rollover Contributions; or (3) with Earnings on Employer with the right reserved to the Trustee to exercise any right or Contributions. option contained in the Contracts, subject to the terms and provisions of this Plan. The Trustee must be the Contract named 9.03 DISPOSITION OF LIFE INSURANCE beneficiary for the Account of the insured Participant. The PROTECTION. Trustee will hold all Contracts issued under the Plan as Trust assets. (A) Timing. The Trustee will not continue any life insurance protection beyond the later of the Participant's: (1) Annuity (E) Distribution. Proceeds of Contracts paid to the Starting Date under Section 6.01(A)(2)(h), or (2) Separation Participant's Account under this Article IX are subject to the from Service. The Trustee, at the direction of the Plan distribution requirements of Article VI. The Trustee will not Administrator, will make any transfer of Contract(s) as soon as retain any such proceeds for the benefit of the Trust. administratively practicable after the date specified under this Section 9.03(A). (F) Premiums/Directed Investment. The Trustee will charge the premiums on any Contract covering the life of a Participant (B) Method. The Trustee may not transfer any Contract under (or, as applicable, the family member of a Participant) against this Section 9.03 which contains a method of payment not the Account of that Participant and will treat the Contract as a specifically authorized by Article VI or which fails to comply directed investment of the Participant's Account, even if the Plan with the QJSA requirements, if applicable, of Section 6.04. In otherwise does not permit a Participant to direct the investment this regard, the Trustee either must convert such a Contract to of his/her own Account. cash and distribute the cash instead of the Contract, or before making the transfer, must require the Issuing Company to delete (G) Uniformity. The Trustee must arrange, where possible, for the unauthorized method of payment option from the Contract. all Contracts issued on the lives of Participants under the Plan to have the same premium due date and all ordinary life insurance 9.04 DIVIDENDS. Dividends are applied to the Contracts to contain guaranteed cash values with as uniform Participant's Account on whose life the Issuing Company has basic options as are possible to obtain. issued the Contract. Dividends are applied to premium reduction unless the Plan Administrator directs the Trustee to purchase (H) Custodians. The provisions of this Article IX are not insurance benefits or additional insurance benefits for the applicable, and the Plan may not invest in Contracts, if a Participant. Custodian signatory to the Adoption Agreement is a bank which does not have trust powers from its governing state banking 9.05 LIMITATIONS ON INSURANCE COMPANY authority. DUTIES. 9.02 LIMITATIONS ON COVERAGE. (A) Not a Party to Plan. An insurance company, solely in its capacity as an Issuing Company: (1) is not a party to the Plan; (A) Incidental Insurance Benefits. The aggregate of life and (2) is not responsible for the Plan's validity. insurance premiums paid for the benefit of a Participant, at all times, may not exceed the following percentages of the (B) No Responsibility for Others. An Issuing Company has aggregate of the Employer Contributions (including Elective no responsibility or obligation under the Plan to Participants or © 2014 Great-West Trust Company, LLC or its suppliers 90

Defined Contribution Prototype Plan Beneficiaries for any act required of the Employer, the Plan 9.08 APPENDIX B OVERRIDE. The Employer in Administrator, the Trustee, the Custodian or any other service Appendix B may amend the provisions of this Article IX in any provider to the Plan (unless the Issuing Company also serves in manner except as would be inconsistent with any other Plan such capacities). provision. (C) Plan Terms. No insurance company, solely in its capacity 9.09 DEFINITIONS. For purposes of this Article IX: as an Issuing Company, need examine the terms of this Plan. (A) Contract(s). Contract or Contracts means an ordinary life, (D) Reliance/Discharge. For the purpose of making term life or universal life insurance contract issued by an Issuing application to an Issuing Company and in the exercise of any Company on the life of a Participant or other person as right or option contained in any Contract, the Issuing Company authorized under this Article IX. may rely upon the signature of the Trustee and is held harmless and completely discharged in acting at the direction and (B) Dividends. Dividends means Contract dividends, refunds authorization of the Trustee. An Issuing Company is discharged of premiums and other credits. from all liability for any amount paid to the Trustee or paid in accordance with the direction of the Trustee, and is not obliged (C) Insurable Participant. Insurable Participant means a to see to the distribution or further application of any amounts Participant to whom an insurance company, upon an application the Issuing Company so pays. being submitted in accordance with the Plan, will issue insurance coverage, either as a standard risk or as a risk in an 9.06 RECORDS/INFORMATION. An Issuing Company extra mortality classification. must keep such records and supply to the Plan Administrator or Trustee such information regarding its Contracts as may be (D) Issuing Company. Issuing Company is any life insurance reasonably necessary for the proper administration of the Plan. company which has issued a Contract upon application by the Trustee under the terms of this Plan. 9.07 CONFLICT WITH PLAN. In the event of any conflict between the provisions of this Plan and the terms of any Contract issued in accordance with this Article IX, the provisions of the Plan control. © 2014 Great-West Trust Company, LLC or its suppliers 91

Defined Contribution Prototype Plan ARTICLE X TOP-HEAVY PROVISIONS 10.01 DETERMINATION OF TOP-HEAVY STATUS. §416 or the Plan otherwise requires application of the top-heavy rules. If applicable, the provisions of this Article X supersede (A) Only Employer Plan. If this Plan is the only qualified plan any conflicting Plan or Adoption Agreement provisions, except maintained by the Employer, the Plan is top-heavy for a Plan as the context may otherwise require. Year if the Top-Heavy Ratio as of the Determination Date exceeds 60%. 10.02 TOP-HEAVY MINIMUM ALLOCATION. The Top-Heavy Minimum Allocation requirement applies to the Plan (B) If Other Plans. If the Employer maintains other qualified only in a Plan Year for which the Plan is top-heavy. plans (including a simplified employee pension plan), or maintained another such plan now terminated, this Plan is (A) Allocation to Non-Keys. If the Plan is top-heavy in any top-heavy only if it is part of the Required Aggregation Group, Plan Year each Non-Key Employee who is a Participant (as and the Top-Heavy Ratio for the Required Aggregation Group described in Section 10.06(H)) and employed by the Employer and for the Permissive Aggregation Group, if any, each exceeds on the last day of the Plan Year will receive a Top-Heavy 60%. Minimum Allocation for that Plan Year. (1) Count all aggregated plans. The Plan Administrator (B) Additional Contribution/Allocation as Required. The will calculate the Top-Heavy Ratio in the same manner as Plan Administrator first will allocate the Employer required by Section 10.06(K) taking into account all plans Contributions (and Participant forfeitures, if any) for the Plan within the Aggregation Group. The Plan Administrator will Year in accordance with the provisions of its Adoption calculate the Top-Heavy Ratio with reference to the Agreement. The Employer then will contribute an additional Determination Dates that fall within the same calendar year. If amount for the Account of any Participant entitled under Section an aggregated plan does not have a Valuation Date coinciding 10.02(A) to a Top-Heavy Minimum Allocation and whose with the Determination Date, the Plan Administrator must value contribution rate for the Plan Year is less than the Top-Heavy the Account Balance in the aggregated plan as of the most recent Minimum Allocation. The additional amount is the amount Valuation Date falling within the twelve-month period ending necessary to increase the Participant's allocation rate to the on the Determination Date, except as Code §416 and applicable Top-Heavy Minimum Allocation. The Plan Administrator will Treasury regulations require for the first plan year and for the allocate the additional contribution to the Account of the second plan year of a Defined Benefit Plan. Participant on whose behalf the Employer makes the contribution. (2) Terminated plans. To the extent the Plan Administrator must take into account distributions to a (C) No Plan Allocations. If, for a Plan Year, there are no Participant, the Plan Administrator must include distributions allocations of Employer Contributions or of forfeitures for any from a terminated plan which would have been part of the Key Employee, the Plan does not require any Top-Heavy Required Aggregation Group if it were in existence on the Minimum Allocation for the Plan Year, unless a Top-Heavy Determination Date. Minimum Allocation applies because of the maintenance by the Employer of more than one plan. (3) Defined Benefit Plans/SEPs. The Plan Administrator will calculate the present value of accrued benefits under 10.03 PLAN WHICH WILL SATISFY TOP-HEAVY. If Defined Benefit Plans or the account balances under simplified the Plan is top-heavy, the Plan Administrator will determine if employee pension plans included within the Aggregation Group the Plan satisfies the Top-Heavy Minimum Allocation in accordance with the terms of those plans and Code §416 and requirement under this Section 10.03. the applicable Treasury regulations. (A) Aggregation of Plans to Satisfy. The Plan Administrator (C) Defined Benefit Plans. will aggregate all qualified plans the Employer maintains to determine if the Plan satisfies the Top-Heavy Minimum (1) Use of uniform accrual. If a Participant in a Defined Allocation requirement. Benefit Plan is a Non-Key Employee, the Plan Administrator will determine his/her accrued benefit under the accrual method, (B) More Than One Defined Contribution Plan. If the if any, which is applicable uniformly to all Defined Benefit Employer maintains more than one Defined Contribution Plan in Plans maintained by the Employer or, if there is no uniform which a Non-Key Employee participates and the Non-Key method, in accordance with the slowest accrual rate permitted Employee receives less than the Top-Heavy Minimum under the fractional rule accrual method described in Code Allocation for a Plan Year in which the Plan is top-heavy, the §411(b)(1)(C). Plan Administrator operationally will determine to which plan the Employer will make the necessary additional contribution. If (2) Actuarial assumptions. If the Employer maintains a the Plan Administrator elects for the Employer to make the Defined Benefit Plan, the Plan Administrator will use the additional contribution to this Plan, the Plan Administrator will actuarial assumptions (interest and mortality only) stated in that allocate the contribution in accordance with Section 10.02(B). If plan to calculate the present value of benefits from the Defined the Plan Administrator elects for the Employer to make the Benefit Plan. additional contribution to another plan, the Plan Administrator must determine that the additional contribution is sufficient to (D) Application of Top-Heavy Rules. The top-heavy satisfy the Top-Heavy Minimum Allocation. provisions of the Plan apply only for Plan Years in which Code © 2014 Great-West Trust Company, LLC or its suppliers 92

Defined Contribution Prototype Plan (C) Defined Benefit Plan(s). If the Employer maintains one or 10.06 DEFINITIONS. For purposes of applying the more Defined Benefit Plans in addition to this Plan and a top-heavy provisions of the Plan: Non-Key Employee participates in both types of plans, the Plan Administrator operationally will determine if the Employer will (A) Compensation. Compensation means Compensation as make the necessary additional contribution to the Plan to satisfy determined under Section 4.05(F) for Code §415 purposes and the top-heavy Minimum Allocation Rate or if the Employer will includes Compensation for the entire Plan Year. provide a required top-heavy minimum benefit in the Defined Benefit Plan. If the Plan Administrator elects for the Employer (B) Determination Date. Determination Date means for any to make the additional contribution to this Plan, the Top-Heavy Plan Year, the Accounting Date of the preceding Plan Year or, Minimum Allocation is 5%, irrespective of the Highest in the case of the first Plan Year of the Plan, the Accounting Contribution Rate, and the Plan Administrator will allocate the Date of the first Plan Year. contribution in accordance with Section 10.02(B). If the Plan Administrator elects for the Employer to satisfy the top-heavy (C) Determination (look-back) Period. Determination Period minimum benefit in a Defined Benefit Plan, the Plan means the 1-year period ending on the Determination Date. In Administrator must determine that such top-heavy minimum the case of distributions made for a reason other than Severance benefit is sufficient to satisfy the top-heavy requirements in such from Employment, death or Disability, the determination period Plan. means the 5-year period ending on the Determination Date. (D) Override. The Employer in Appendix B may specify (D) Employer. Employer means the Employer that adopts this overriding provisions which will apply to satisfy the Plan and any Related Employer. requirements of Code §416 and the applicable regulations if the Employer maintains more than one qualified plan. (E) Highest Contribution Rate. Highest Contribution Rate means for any Key Employee, all Employer Contributions 10.04 TOP-HEAVY VESTING. If the Employer in its (including Elective Deferrals, but not including Employer Adoption Agreement does not elect immediate vesting, the contributions to Social Security and not including Catch-Up Employer must elect a top-heavy vesting schedule, as defined in Deferrals) and forfeitures allocated to the Participant's Account Section 5.03(A). The specified top-heavy vesting schedule for the Plan Year, divided by his/her Compensation for the applies to all Accounts and Contribution Types not already entire Plan Year. To determine a Key Employee's contribution subject to greater vesting. The Employer in Appendix B also rate, the Plan Administrator must treat all qualified top-heavy may elect a non-top-heavy vesting schedule and may further Defined Contribution Plans maintained by the Employer (or by elect as to whether the top-heavy schedule applies to the Plan's any Related Employer) as a single plan. first top-heavy Plan Year and to all subsequent Plan Years, or whether the non-top-heavy schedule applies as to non-top-heavy (F) Key Employee. Key Employee means, as of any Plan Years. Any change in the Plan's vesting schedule resulting Determination Date, any Employee or former Employee from this election is subject to Section 5.08, relating to vesting (including a deceased former Employee) who, at any time schedule amendments. As such, a Participant's vested percentage during the Determination Period: (i) has annual Compensation may not decrease as a result of a change in the Plan's top-heavy exceeding $130,000 (as adjusted under Code §416(i)(1)(A)) and status in a subsequent Plan Year. When applicable, the relevant is an officer of the Employer; (ii) is a more than 5% owner of top-heavy vesting schedule applies to a Participant's entire the Employer; or (iii) is a more than 1% owner of the Employer Account Balance except as to those amounts which are already and has annual Compensation exceeding $150,000. 100% Vested, and applies to such amounts accrued before the Plan became top-heavy. (1) Attribution. The constructive ownership rules of Code §318 as modified by Code §416(i)(1)(B)(i) (or the 10.05 SAFE HARBOR/SIMPLE PLAN EXEMPTION. principles of that Code section, in the case of an unincorporated Employer) will apply to determine ownership in the Employer. (A) Safe Harbor 401(k) Plan. If in any Plan Year: (1) the Plan Administrator allocates only Safe Harbor Contributions, (2) Maximum Officers. The number of officers taken Additional Matching Contributions and Elective Deferrals to the into account under Section 10.06(F) clause (i) will not exceed Plan; and (2) there are no forfeitures to allocate for the Plan the greater of 3 or 10% of the total number (after application of Year or the Plan Administrator allocates forfeitures in the the Code §414(q) exclusions) of Employees, and in no event manner Section 3.07(A)(4) describes, the Plan will not be will exceed 50 officers. subject to the top-heavy requirements of this Article X for that Plan Year. In accordance with Section 3.07(A)(4), the Employer (3) Code/regulations. The Plan Administrator will make in its Adoption Agreement may elect to apply forfeitures in such the determination of who is a Key Employee in accordance with a manner so as to preserve the top-heavy exemption under this Code §416(i)(1) and the applicable Treasury regulations. Section 10.05(A). This Section 10.05(A) does not apply if the Employer in its Adoption Agreement elects eligibility for (G) Non-Key Employee. Non-Key Employee means an Elective Deferrals which is earlier than the one Year of Service Employee who is not a Key Employee. and age 21 eligibility requirements the Employer elects to apply for the Safe Harbor Contributions, using the OEE rule under (H) Participant. Participant means any Employee otherwise Section 4.06(C). eligible to participate in the Plan, even if the Participant would not be entitled to other Plan allocations or would receive a lesser (B) SIMPLE 401(k) Plan. A SIMPLE 401(k) Plan under allocation under the Plan terms. Section 3.10 is not subject to the provisions of this Article X. © 2014 Great-West Trust Company, LLC or its suppliers 93

Defined Contribution Prototype Plan (I) Permissive Aggregation Group. Permissive Aggregation accordance with (1) above, and the "present value" of accrued Group means the Required Aggregation Group plus any other benefits under the defined benefit plan or plans for all qualified plans maintained by the Employer, but only if such Participants as of the "determination date," all determined in group would satisfy in the aggregate the nondiscrimination accordance with Code §416 and the Regulations thereunder. The requirements of Code §401(a)(4) and the coverage requirements accrued benefits under a defined benefit plan in both the of Code §410. The Plan Administrator will determine the numerator and denominator of the top-heavy ratio are increased Permissive Aggregation Group. for any distribution of an accrued benefit made in the 1-year period ending on the "determination date" (5-year period ending (J) Required Aggregation Group. Required Aggregation on the "determination date" in the case of a distribution made for Group means: (1) each qualified plan of the Employer in which a reason other than severance from employment, death or Total at least one Key Employee participates or participated at any and Permanent Disability). time during the Determination Period (including terminated plans); and (2) any other qualified plan of the Employer which (3) For purposes of (1) and (2) above, the value of Account enables a plan described in clause (1) to meet the requirements balances and the "present value" of accrued benefits will be of Code §401(a)(4) or of Code §410. determined as of the most recent Valuation Date that falls within or ends with the 12-month period ending on the "determination (K) Top-Heavy Ratio. Top-Heavy Ratio means a fraction, the date," except as provided in Code §416 and the Regulations numerator of which is the sum of the Account Balances of all thereunder for the first and second plan years of a defined Key Employees as of the Determination Date and the benefit plan. The Account balances and accrued benefits of a denominator of which is the sum of the Account Balances for all Participant (i) who is not a Key Employee but who was a Key Employees as of the Determination Date. Employee in a prior year, or (ii) who has not been credited with at least one Hour of Service with any Employer maintaining the (1) If the Employer maintains one or more defined contribution Plan at any time during the 1-year period ending on the plans (including any simplified employee pension plan (as "determination date" will be disregarded. The calculation of the defined in Code §408(k))) and the Employer has not maintained top-heavy ratio, and the extent to which distributions, rollovers, any defined benefit plan which during the 5-year period ending and transfers are taken into account will be made in accordance on the "determination date" has or has had accrued benefits, the with Code §416 and the Regulations thereunder. Deductible top-heavy ratio for this Plan alone or for the "required Employee contributions will not be taken into account for aggregation group" or "permissive aggregation group" as purposes of computing the top-heavy ratio. When aggregating appropriate is a fraction, the numerator of which is the sum of plans the value of Account balances and accrued benefits will be the account balances of all Key Employees as of the calculated with reference to the "determination dates" that fall "determination date" (including any part of any Account balance within the same calendar year. distributed in the 1-year period ending on the "determination date") (5-year period ending on the "determination date" in the The accrued benefit of a Participant other than a Key Employee case of a distribution made for a reason other than severance shall be determined under (i) the method, if any, that uniformly from employment, death or Total and Permanent Disability), and applies for accrual purposes under all defined benefit plans the denominator of which is the sum of all Account balances maintained by the Employer, or (ii) if there is no such method, (including any part of any Account balance distributed in the as if such benefit accrued not more rapidly than the slowest 1-year period ending on the "determination date") (5-year period accrual rate permitted under the fractional rule of Code ending on the "determination date" in the case of a distribution §411(b)(1)(C). made for a reason other than severance from employment, death or Total and Permanent Disability), both computed in In determining the Top-Heavy Ratio, the Plan Administrator accordance with Code §416 and the Regulations thereunder. will include and will exclude such amounts as are described below, and in accordance with Code §416 and the applicable Both the numerator and denominator of the top-heavy ratio are Treasury regulations. increased to reflect any contribution not actually made as of the "determination date," but which is required to be taken into (1) Catch-Up Deferrals. The Plan Administrator will account on that date under Code §416 and the Regulations include Catch-Up Deferrals. thereunder. (2) DECs. The Plan Administrator will exclude DECs. (2) If the Employer maintains one or more defined contribution plans (including any simplified employee pension plan) and the (3) Certain Contributions. The Plan Administrator will Employer maintains or has maintained one or more defined include any contribution not made, but due as of the benefit plans which during the 5-year period ending on the Determination Date. "determination date" has or has had any accrued benefits, the top-heavy ratio for any "required aggregation group" or (4) Certain Distributions. The Plan Administrator will "permissive aggregation group" as appropriate is a fraction, the include any distributions made within the Determination Period. numerator of which is the sum of account balances under the aggregated defined contribution plan or plans for all Key (5) Former Key Employees. The Plan Administrator will Employees, determined in accordance with (1) above, and the exclude the Account Balance (and distributions, if any, of the "present value" of accrued benefits under the aggregated defined Account Balance) of any Non-Key Employee who was formerly benefit plan or plans for all Key Employees as of the a Key Employee. "determination date," and the denominator of which is the sum of the account balances under the aggregated defined (6) No Service during 1-year look-back. The Plan contribution plan or plans for all Participants, determined in Administrator will exclude the Account Balance (including © 2014 Great-West Trust Company, LLC or its suppliers 94

Defined Contribution Prototype Plan distributions, if any, of the Account Balance) of an individual any Key Employee multiplied by the Non-Key Employee's Plan who has not received credit for at least one Hour of Service with Year Compensation. For purposes of satisfying the Employer's the Employer during the Determination Period, which for Top-Heavy Minimum Allocation requirement, the Plan purposes of this Section 10.06(K)(6), means the 1-year period Administrator disregards the Elective Deferrals allocated to a described in Section 10.06(C). Non-Key Employee's Account in determining the Non-Key Employee's allocation rate. To determine a Non-Key Employee's (7) Rollover Contributions and Transfers. The Plan allocation rate, the Plan Administrator must treat all qualified Administrator, in accordance with Code §416 and the applicable top-heavy Defined Contribution Plans maintained by the Treasury regulations, will include unrelated Rollovers and Employer (or by any Related Employer) as a single plan. If a Transfers which the Plan makes and related Rollovers and Defined Benefit Plan maintained by the Employer which Transfers which the Plan receives. The Plan Administrator will benefits a Key Employee depends on this Plan to satisfy the exclude related Rollovers and Transfers which the Plan makes nondiscrimination rules of Code §401(a)(4) or the coverage and unrelated Rollovers and Transfers which the Plan receives. rules of Code §410 (or another plan benefiting the Key Employee so depends on such Defined Benefit Plan), the (L) Top-Heavy Minimum Allocation. Top-Heavy Minimum top-heavy minimum allocation is 3% of the Non-Key Allocation means an allocation equal to the lesser of 3% of the Employee's Compensation regardless of the contribution rate for Non-Key Employee's Compensation for the Plan Year or the the Key Employees. highest contribution rate for the Plan Year made on behalf of © 2014 Great-West Trust Company, LLC or its suppliers 95

Defined Contribution Prototype Plan ARTICLE XI EXCLUSIVE BENEFIT, AMENDMENT, AND TERMINATION 11.01 EXCLUSIVE BENEFIT. (B) Amendment Formalities. (A) No Reversion/Diversion. Except as provided under (1) Writing. The Employer must make all Plan Section 3.01(H), the Employer does not have any beneficial amendments in writing. Each amendment must specify the interest in any asset of the Trust Fund and no part of any asset in amendment execution date and, if different from its execution the Trust Fund may ever revert to or be repaid to the Employer, date, must specify the amendment's retroactive, current or either directly or indirectly; nor, prior to the satisfaction of all prospective Effective Date. liabilities with respect to the Participants and their Beneficiaries under the Plan, may any part of the corpus or income of the (2) Restatement. An Employer may amend its Plan by Trust Fund, or any asset of the Trust Fund, be (at any time) used means of a complete restatement of its Adoption Agreement. To for, or diverted to, purposes other than the exclusive benefit of restate its Plan, the Employer must complete, and the Employer the Participants or their Beneficiaries and for defraying and Trustee or Custodian must execute, a new Adoption reasonable expenses of administering the Plan. Agreement. See Section 8.11(C) if the Employer elects in its Adoption Agreement to adopt a separate approved trust (B) Initial Qualification. If the IRS, upon the Employer's agreement. application for initial approval (determination) of this Plan, determines the Trust created under the Plan is not a qualified (3) Amendment (without restatement). An Employer trust exempt from Federal income tax, the Trustee, upon written may amend its Plan without completion of a new Adoption notice from the Employer, will return the Employer Agreement by either: (a) completion and substitution of one or Contributions and the Earnings thereon to the Employer. This more Adoption Agreement pages including a new Adoption Section 11.01(B) applies only if the Employer makes the Agreement Execution Page executed by the Employer and if application for determination by the time prescribed by law for applicable, executed by the Trustee or Custodian; or (b) other filing the Employer's tax return for the Taxable Year in which written instrument amending the Adoption Agreement executed the Employer adopted the Plan, or by such later date as the by the Employer and if applicable, executed by the Trustee or Secretary of the Treasury may prescribe. The Trustee must make Custodian. Except under Sections 4.08 or 8.11, to preserve the the return of the Employer contribution under this Section Plan's pre-approved status under Section 7.09, the substantive 11.01(B) within one year of a final disposition of the Employer's language of any amendment under Section 11.02(B)(3), clause request for initial determination as to the Plan. The Employer's (b) (amendment other than by substituted Adoption Agreement Plan and Trust will terminate upon the Trustee's return of the page) must reproduce without alteration, the relevant portion(s) Employer Contributions. of the Adoption Agreement text and elections which the Employer is amending or must have the substantive effect of 11.02 AMENDMENT BY EMPLOYER. doing so such as incorporating by reference the Adoption Agreement text into the amendment. (A) Permitted Amendments. The Employer, consistent with this Section 11.02 and other applicable Plan provisions, has the (4) Effect of certain alterations. Any restatement or right, at any time to amend or to restate the Plan including the amendment which is not permitted under this Section 11.02 or Trust. elsewhere in the Plan may result in the IRS treating the Plan as an individually designed plan. See Section 7.09 for the effect of (1) Adoption Agreement/Appendix B overrides. The certain amendments adopted by the Employer which will result Employer may: (a) restate its Adoption Agreement (including in the Employer's Plan losing Prototype Plan or Volume converting the Plan to another type of plan using a different Submitter Plan status. Adoption Agreement approved for use with the Prototype or Volume Submitter Plan); (b) amend the elective provisions of (5) Operational discretion and policy changes not an the Adoption Agreement (changing an existing election or amendment. A Plan amendment does not include the Plan making a new election) in any manner the Employer deems Administrator's exercise of any operational discretion the Plan necessary or advisable; and (c) elect in Appendix B any or all of accords to the Administrator, including but not limited to, the the basic plan overrides specified therein, including adding Plan Administrator's adoption, modification or termination of language to satisfy Code §§415 or 416 because of the required any policy, rule or regulation in accordance with the Plan or any aggregation of multiple plans. change to any Adoption Agreement checklist. (2) Model amendments. The Employer may adopt model (6) Trustee/Custodian signature to amendment. The amendments published by the IRS (the adoption of which the Trustee or Custodian must execute any Adoption Agreement for IRS provides will not cause the Plan to be individually a Restated Plan and also must execute any Plan amendment designed). which alters the Trust provisions of Article VIII or which otherwise affects the Trustee's or Custodian's duties under the (3) Interim amendments. The Employer may make such Plan. good faith amendments as the Employer considers necessary to maintain the Plan's tax-qualified status. (7) Signatory Employer authority. The Signatory Employer alone may execute any Plan amendment under this Section 11.02, and such amendment is effective and binding upon existing Participating Employers. See Section 1.24(A). © 2014 Great-West Trust Company, LLC or its suppliers 96

Defined Contribution Prototype Plan (C) Impermissible Amendment/Protected Benefits. regulations, revenue rulings, other statements published by the IRS (including adoption of model, sample or other required (1) Exclusive benefit/no reversion. The Employer may good faith amendments that specifically provide that their not amend the Plan to permit any of the Trust Fund (other than adoption will not cause such plan to be individually designed); as required to pay any Trust taxes and reasonable Plan or (2) to make corrections to prior approved plans that may be administrative expenses) to be used for or diverted to purposes applied to all employers who adopted the plan. The Sponsor, the other than for the exclusive benefit of the Participants and M&P Mass Submitter or the Practitioner, also may amend the Beneficiaries. An amendment may not cause any portion of the Plan and Trust (including any Adoption Agreement), from time Trust Fund to revert to the Employer or to become the to time effective as to employers who have not yet adopted the Employer's property. Plan. (2) Alteration of Plan Administrator or (B) Notice to Employers. The Sponsor or Practitioner must Trustee/Custodian duties. The Employer may not amend the make reasonable and diligent efforts to ensure adopting Plan in any manner which affects the powers, duties or Employers have actually received and are aware of all Sponsor, responsibilities of the Plan Administrator, the Trustee or the Practitioner, or M & P Mass Submitter generated Plan Custodian without the written consent of the affected party. See amendments and that such Employers complete and sign new Section 11.02(B)(6). Adoption Agreements when necessary. (3) No cut-backs. An amendment (including the adoption (C) Prohibited Amendments. Except under Section 11.03(A), of this Plan as a restatement of an existing plan) may not the Sponsor or Practitioner may not amend the Plan in any decrease a Participant's Account Balance, except to the extent manner which would modify any adopting Employer's Plan permitted under Code §412(c)(8) (for plan years beginning on or existing Adoption Agreement election without the Employer's before December 31, 2007), or Code §412(d)(2) (for plan years written consent. In addition, the Sponsor or Practitioner may not beginning after December 31, 2007), may not reduce or amend the Plan in any manner which would violate Section eliminate Protected Benefits determined immediately prior to 11.02(C). the adoption date (or, if later, the Effective Date) of the amendment. An amendment reduces Protected Benefits even if (D) Sponsor and Practitioner limitations. A Sponsor or a the amendment merely adds a restriction or condition that is Practitioner may no longer amend the Plan as to any adopting permitted under the vesting rules in Code §§411(a)(3) through Employer as of the date: (1) the Employer amends its Plan in a (11). However, a participant's Account Balance may be reduced manner as would result in the type of plan not permitted under to the extent permitted under Treas. Regs. 1.411(d)-3 and the M & P program or under the Volume Submitter program; or 1.411(d)-4. For purposes of this paragraph, a plan amendment (2) the IRS notifies the Sponsor or Practitioner that the Plan is which has the effect of decreasing a participant's Account being treated as an individually designed plan. Balance, with respect to benefits attributable to service before the amendment, shall be treated as reducing a Protected Benefit. (E) M & P Mass Submitter Amendment. If the Sponsor does An amendment reduces or eliminates Protected Benefits if the not adopt the amendments made by the M & P Mass Submitter, amendment has the effect of either: (a) eliminating or reducing the Sponsor will no longer be the sponsor of an identical or an early retirement benefit or a retirement-type subsidy (as minor modifier Prototype Plan of the Mass Submitter. defined in Treasury regulations); or (b) eliminating an optional form of benefit. An amendment does not impermissibly 11.04 FROZEN PLAN/DISCONTINUANCE OF eliminate a Protected Benefit relating to the method of CONTRIBUTIONS. distribution if after the amendment a Participant may receive a single sum payment at the same time or times as the method of (A) Employer Action to Freeze. The Employer subject to distribution eliminated by the amendment and such payment is Section 11.02(C) and by proper Employer action has the right, at based on the same or a greater portion of the Participant's any time, to suspend or discontinue all contributions under the Account as the eliminated method of distribution. This Section Plan and thereafter to continue to maintain the Plan as a Frozen 11.02(C)(3) applies to Transfers under 11.06 except as to certain Plan (subject to such suspension or discontinuance) until the Elective Transfers under 11.06(E). Employer terminates the Plan. During any period while the Plan is frozen, the Plan Administrator will continue to: (1) allocate (4) Disregard of amendment/tracking Protected forfeitures, if any, in accordance with Section 3.07, irrespective Benefits. The Plan Administrator must disregard an amendment of when the forfeitures occur; and (2) operate the Plan in to the extent application of the amendment would fail to satisfy accordance with its terms other than those related to the making this Section 11.02(C). The Plan Administrator, in an Adoption and allocation of additional (new) contributions. If the Employer Agreement checklist, may maintain a list of Protected Benefits under a Profit Sharing Plan or a 401(k) Plan completely which the Plan must preserve. discontinues contributions (including Elective Deferrals), the Plan Administrator will treat the Plan as a Frozen Plan. 11.03 AMENDMENT BY PROTOTYPE SPONSOR/VOLUME SUBMITTER PRACTITIONER. (B) Vesting. Upon the Employer's complete discontinuance of contributions to the Plan which is a Profit Sharing Plan or (A) General. The Sponsor, the M&P Mass Submitter (under 401(k) Plan, an affected Participant's right to his/her Account Section 4.08 of Rev. Proc. 2011-49), or the Practitioner, without Balance is 100% Vested, irrespective of the Vested percentage the Employer's consent, may amend the Plan and Trust which otherwise would apply under Article V. (including any Adoption Agreement), from time to time on behalf of Employers who have previously adopted the Plan: (1) (C) Not a Termination. A resolution or an amendment to to conform the Plan and Trust to any changes to the Code, discontinue all future contributions, but otherwise to continue © 2014 Great-West Trust Company, LLC or its suppliers 97

Defined Contribution Prototype Plan maintenance of this Plan, is not a Plan termination for purposes attained the later of age 62 or Normal Retirement Age, the of Section 11.05. Participant or the Beneficiary may elect to have the Trustee commence distribution in cash (subject to Section 8.04) of 11.05 PLAN TERMINATION. his/her Vested Account Balance in a Lump-Sum as soon as administratively practicable after the Plan termination. If a (A) Employer Action to Terminate. The Employer subject to Participant with consent rights under this Section 11.05(D)(2) Section 11.02(C) and by proper Employer action has the right, at does not elect an immediate Lump-Sum distribution with any time, to terminate this Plan and the Trust created and spousal consent if required, to liquidate the Trust, the Plan maintained under the Plan. Any termination of the Plan under Administrator will instruct the Trustee or Custodian to purchase this Section 11.05(A) is not effective until compliance with a deferred Annuity Contract for the Participant which protects applicable notice requirements under ERISA, if any. The Plan the Participant's distribution rights under the Plan. will terminate upon the first to occur of the following: (3) Lower dollar amount. As provided in Section 6.09, (1) Specified date. The Effective Date of termination the Employer in Appendix B may provide for a lower dollar specified by proper Employer action; or threshold than $5,000 under this Section 11.05(D). (2) Employer no longer exists. The Effective Date of (E) Profit Sharing Plan. If the Plan is a Profit Sharing Plan, in dissolution or merger of the Employer, unless a successor makes lieu of applying Section 11.05(D) and the distribution provisions provision to continue the Plan, in which event the successor of Article VI, the Plan Administrator will direct the Trustee to must substitute itself as the Employer under this Plan. distribute in cash (subject to Section 8.04) each Participant's Vested Account Balance, in a Lump-Sum, as soon as (B) QTA Action to Terminate Abandoned Plan. administratively practicable after the Plan termination, irrespective of: (i) the amount of the Participant's Vested (1) Definition of Qualified Termination Administrator Account Balance: (ii) the Participant's age; and (iii) whether the (QTA). A QTA is an entity which: (a) is eligible to serve as Participant consents to the distribution. trustee or issuer of an individual retirement account or of an individual retirement annuity; and (b) holds the assets of the (1) Limitations. This Section 11.05(E) does not apply if: abandoned Plan. (a) the Plan at termination provides for distribution of an Annuity Contract which is a Protected Benefit and which the (2) QTA procedure. A QTA, after making reasonable Employer may not (or does not) eliminate by Plan amendment; efforts to contact the Employer, may make a determination that or (b) as of the period between the Plan termination date and the the Employer has abandoned the Plan and give notice thereof to final distribution of assets, the Employer maintains any other the DOL. The QTA then may: (i) update Plan records; (ii) Defined Contribution Plan (other than an ESOP). If clause (b) calculate benefits; (iii) allocate assets and expenses; (iv) report applies, the Plan Administrator to facilitate Plan termination to the DOL any delinquent contributions; (v) engage service may direct the Trustee to transfer the Account of any providers and pay reasonable Plan expenses; (vi) provide non-consenting Participant to the other Defined Contribution required notice to Participants and Beneficiaries regarding the Plan. Plan termination; (vii) distribute Plan benefits; (viii) file the Form 5500 terminal report and give notice to the DOL of (F) 401(k) Plan Distribution Restrictions. If the Plan is a completion of the termination; and (ix) take all other reasonable 401(k) Plan or if the Plan as the result of a Transfer holds and necessary actions to wind-up and terminate the Plan. A Restricted 401(k) Accounts under Section 6.01(C)(4)(b), a QTA will undertake all actions under this Section 11.05(B) in Participant's Restricted 401(k) Accounts are distributable on accordance with Prohibited Transaction Class Exemption account of Plan termination, as described in this Section 11.05, 2006-06, relating to the QTA's services and compensation for only if: (i) the Employer (including any Related Employer, services. determined as of the Effective Date of Plan termination) does not maintain an Alternative Defined Contribution Plan and the (C) Vesting. Upon either full or partial termination of the Plan, Plan Administrator distributes the Participant's entire Vested an affected Participant's right to his/her Account Balance is Account Balance in a Lump-Sum; or (ii) the Participant 100% Vested, irrespective of the Vested percentage which otherwise is entitled under the Plan to a distribution of his/her otherwise would apply under Article V. Vested Account Balance. (D) General Procedure upon Termination. Upon termination (1) Definition of Alternative Defined Contribution of the Plan, the distribution provisions of Article VI remain Plan. An Alternative Defined Contribution Plan is a Defined operative, with the following exceptions: Contribution Plan (other than an ESOP, simplified employee pension plan, 403(b) plan, SIMPLE IRA or 457(b) or (f) plan) (1) If no consent required. If the Participant's Vested the Employer (or a Related Employer) maintains beginning at Account Balance does not exceed $5,000 (or exceeds $5,000 but the Effective Date of the Plan termination and ending twelve the Participant has attained the later of age 62 or Normal months after the final distribution of Plan assets. However, a Retirement Age), the Plan Administrator will direct the Trustee plan is not an Alternative Defined Contribution Plan if less than to distribute in cash (subject to Section 8.04) the Participant's 2% of the Employees eligible to participate in the terminating Vested Account Balance to him/her in a Lump-Sum as soon as Plan are eligible to participate (beginning 12 months prior to and administratively practicable after the Plan termination. ending 12 months after the Effective Date of the Plan termination) in the potential Alternative Defined Contribution (2) If consent required. If the Participant's Vested Plan. Account Balance exceeds $5,000 and the Participant has not © 2014 Great-West Trust Company, LLC or its suppliers 98

Defined Contribution Prototype Plan (G) Continuing Trust Provisions. The Trust will continue until the Trustee in accordance with the direction of the Plan (1) Definition of Nonelective Transfer. A Nonelective Administrator has distributed all of the benefits under the Plan. Transfer is a Transfer made without the consent or election of On each Valuation Date, the Plan Administrator will credit any the affected Participant(s). part of a Participant's Account Balance retained in the Trust with its share of Earnings. Upon termination of the Plan, any (E) Elective Transfers. The Trustee, at the direction of the suspense account under Section 4.01 will revert to the Plan Administrator (and in accordance with the proper election Employer, subject to the conditions of the Treasury regulations of a Participant or Beneficiary), may enter into an agreement permitting such a reversion. with the trustee of any other plan described in Section 11.06(A) to transfer as an Elective Transfer to the other plan or to receive (H) Lost Participants. The Trustee will distribute the Accounts as an Elective Transfer into this Plan, all or a portion of the of lost Participants in a terminating Plan in accordance with the Account of the electing Participant or Beneficiary. The specific Plan Administrator's direction under Section 7.07(B). requirements for an Elective Transfer depend upon the type of Elective Transfer that the Trustee will utilize to effect the 11.06 MERGER/DIRECT TRANSFER. Transfer, as described herein. (A) Authority. The Trustee, at the direction of the Plan (1) Definition of Elective Transfer. An elective Transfer Administrator, possesses the specific authority to enter into is a Transfer made at the election of a Participant (or, as merger agreements or direct transfer of assets agreements with applicable, a Beneficiary) and which satisfies the requirements the trustees of other retirement plans described in Code §401(a), of this Section 11.06(E). and to accept the direct transfer of plan assets to the Trust, or to transfer Plan assets, as a party to any such agreement. This (2) Code §411(d)(6)(D) Transfer. A Code §411(d)(6)(D) authority includes Nonelective Transfers described in Section Transfer means a Transfer under Code §411(d)(6)(D) between 11.06(D) and Elective Transfers described in Section 11.06(E). Defined Contribution Plans, and which a Participant or Beneficiary elects following required statutory notice. Under (B) Code §414(l) Requirements. The Trustee may not consent this Section 11.06(E)(2), the Account need not be distributable to, or be a party to, any merger or consolidation with another at the time of Transfer and Protected Benefits specifically plan, or to a transfer of assets or liabilities to another plan (or relating to distribution methods do not carry over to the from the other plan to this Plan), unless immediately after the transferee plan, except under Section 6.04 if applicable. merger, consolidation or transfer, the surviving plan provides each Participant a benefit equal to or greater in amount than the (3) Acquisition or employment change Transfer. An benefit each Participant would have received had the acquisition or employment change Transfer means a Transfer transferring plan terminated immediately before the merger, under Treas. Reg. §1.411(d)-4 Q/A-3(b), between such Defined consolidation, or transfer; provided that 100% immediate Contribution Plans as described therein, and which a Participant vesting is not required upon merger, consolidation or transfer, elects. Under this Section 11.06(E)(3), the Account need not be except if an Elective Transfer is made under Section distributable at the time of Transfer and Protected Benefits do 11.06(E)(3). not carry over to the transferee plan, except under Section 6.04 if applicable. (C) Administration of Transferred Amount. The Trustee will hold, administer and distribute the transferred assets as a part of (4) Distributable event Transfer. A distributable event the Trust Fund and the Trustee must maintain a separate Transfer means a Transfer under Treas. Reg. §1.411(d)-4 Employer Contribution Account for the benefit of the Employee Q/A-3(c), between Code §401(a) plans, and which a Participant on whose behalf the Trustee accepted the Transfer in order to elects. Under this Section 11.06(E)(4), the Account must be reflect the value of the transferred assets and as necessary to distributable at the time of Transfer, but not entirely as a preserve Protected Benefits. Lump-Sum which is an Eligible Rollover Distribution. Protected Benefits do not carry over to the transferee plan. (D) Nonelective Transfers. The Trustee, at the direction of the Plan Administrator, may enter into an agreement with the trustee (F) Pre-Participation Transfers. The Trustee, at the direction of any other plan described in Section 11.06(A) to transfer as a of the Plan Administrator, under this Section 11.06 may accept a Nonelective Transfer all or a portion of the Account(s) of one or Transfer of plan assets on behalf of an Employee prior to the more Participants to the other plan, or to receive Nonelective date the Employee satisfies the Plan's eligibility conditions or Transfers into the Plan. In the event of a Nonelective Transfer, prior to reaching the Entry Date. If the Trustee accepts such a the trustee of the transferee plan must preserve all Protected direct Transfer of plan assets, the Plan Administrator and the Benefits under the transferor plan, unless the trustee or other Trustee must treat the Employee as a limited Participant as appropriate party takes proper action to eliminate any of such described in Section 3.08(C). Protected Benefits. © 2014 Great-West Trust Company, LLC or its suppliers 99

Defined Contribution Prototype Plan ARTICLE XII MULTIPLE EMPLOYER PLAN 12.01 ELECTION/OVERRIDING EFFECT. This Article (1) Client Organization ("CO"). Each Participating XII does not apply unless the Employer establishes the Plan as a Employer (other than the PEO) is a Client Organization as that Multiple Employer Plan described in Code §413(c) under a term is used in Rev. Proc. 2002-21. Nonstandardized Adoption Agreement or under a Volume Submitter Adoption Agreement, notwithstanding Sections (2) Worksite Employee. A Worksite Employee means a 12.01(A) or (B), below. If this Article XII does apply, then the person on the PEO's payroll who receives amounts from the rules of Code §413(c) and the related Treasury Regulations PEO for providing services to a CO pursuant to a service (which are incorporated by reference) will apply to the adopting agreement between the PEO and the CO. For all purposes of this Employer and each Participating Employer. The provisions of Plan, a Worksite Employee will be deemed to be the Employee Article XII, if in effect, supersede any contrary provisions in the of the CO for whom the Worksite Employee performs services, Plan or the Employer's Adoption Agreement. and not an Employee of the PEO. (A) Election. If the Employer elects in its Adoption Agreement 12.03 PARTICIPATING EMPLOYER ELECTIONS. In its that the Plan is a Multiple Employer Plan, then the provisions of Adoption Agreement, the Lead Employer will specify: (A) this Article XII will apply as of the Effective Date the Employer whether a Participating Employer may modify any of the elects in its Adoption Agreement. Adoption Agreement elections; (B) which elections the Participating Employer may modify; and (C) any restrictions on (B) Automatic Effect. If a Related Employer is a Participating the modifications. Any such modification will apply only to the Employer, and thereafter ceases to be a Related Employer (but is Employees of that Participating Employer. The Participating still a Participating Employer), then the provisions of this Article Employer will make any such modification by election on its XII will apply thereafter until the Plan is no longer maintained Participation Agreement to the Lead Employer's Adoption by a Participating Employer which is not a Related Employer. Agreement. To the extent that the Adoption Agreement does not permit modification of an election, any attempt by a 12.02 DEFINITIONS. The following definitions apply to Participating Employer to modify the election has no effect on this Article XII and supersede any conflicting definition in the the Plan and the Participating Employer is bound by the Plan. Adoption Agreement terms as completed by the Lead Employer. (A) Employee. Employee means any common law employee, 12.04 HCE STATUS. The Plan Administrator will Self-Employed Individual, Leased Employee or other person the determine HCE status under Section 1.22(E) separately with Code treats as an employee of a Participating Employer for respect to each Participating Employer. purposes of the Participating Employer's qualified plan. The Employer in its Adoption Agreement or in a Participation 12.05 TESTING. Agreement may designate any Employee, or class or group of Employees, as an Excluded Employee under Section 1.22(D). (A) Separate Status. The Plan Administrator will perform the tests listed in this Section 12.05(A) separately for each (B) Lead Employer. The Lead Employer means the Signatory Participating Employer, with respect to the Employees of that Employer to the Adoption Agreement Execution Page, and does Participating Employer. For this purpose, the Employees of a not include any Related Employer or Participating Employer Participating Employer, and their allocations and Accounts, will except as described in the next sentence. The Lead Employer be treated as though they were in a separate plan. Any Plan will be a Participating Employer only if the Lead Employer correction under Section 7.08 will only affect the Employees of executes a Participation Agreement to the Adoption Agreement. the Participating Employer. The tests subject to this separate The Lead Employer has the same meaning as the Signatory treatment are: Employer for purposes of making Plan amendments and other purposes as described in Section 1.24(A) regardless of whether (1) ADP. The ADP test in Section 4.10(B). the Lead Employer is also a Participating Employer under this Article XII. As to the right of a Lead Employer to terminate the (2) ACP. The ACP test in Section 4.10(C). participation of a Participating Employer, see Section 12.11. (3) Nondiscrimination. Nondiscrimination testing as (C) Participating Employer. A "Participating Employer" is a described in Code §401(a)(4), the applicable Treasury trade or business which, with the consent of the Lead Employer, regulations, and Sections 4.06 and 4.07. executes a Participation Agreement to the Adoption Agreement. A Participating Employer is an Employer for all purposes of the (4) Coverage. Coverage testing as described in Code Plan except as provided in Section 1.24. A Participating §410(b), the applicable Treasury regulations, and Sections Employer may, but need not be a Related Employer. 3.06(F) and 4.06. (D) Professional Employer Organization (PEO). A (B) Transition Year. This Section 12.05(B) applies if as a Professional Employer Organization (PEO) means an result of a transaction or similar event a Participating Employer organization described in Rev. Proc. 2002-21. Plan references to ceases to be a Related Employer in the middle of a Plan Year. In Rev. Proc. 2002-21 also include any successor thereto. If the such a situation the Plan Administrator may perform the tests Lead Employer is a PEO, the term PEO is synonymous with the described in Section 12.05(A) (1) as though the Plan Year Lead Employer. If the Lead Employer is a PEO, then: consisted of two Plan Years, before and after the transaction; or (2) on the basis of a single Plan Year, taking all for each © 2014 Great-West Trust Company, LLC or its suppliers 100

Defined Contribution Prototype Plan Participating Employer the Employees of Related Employers (4) HCE determination. The determination of an before the transaction, and disregarding Employees who are not Employee's status as an HCE. Employees of Related Employers after the transaction. (B) Joint Status. For all Plan purposes other than those (C) Joint Status. The Plan Administrator will perform the described in Section 12.07(A), including but not limited to following tests for the Plan as whole, without regard to an determining the Annual Additions Limit in Section 4.05(B), Employee's employment by a particular Participating Employer: Compensation includes all Compensation paid by or for any Participating Employer or Related Employer. (1) Annual Additions Limit. Applying the Annual Additions Limit in Section 4.05(B). 12.08 SERVICE. An Employee's Service includes all Hours of Service and Years of Service with any and all (2) Elective Deferral Limit. Applying the Elective Participating Employers and their Related Employers. An Deferral Limit in Section 4.10(A). Employee who terminates employment with one Participating Employer and immediately commences employment with (3) Catch-Up Limit. Applying the limit on Catch-Up another Participating Employer has not incurred a Separation Deferrals in Section 3.02(D). from Service or a Severance from Employment. 12.06 TOP-HEAVY. The Plan will apply the provisions of 12.09 REQUIRED MINIMUM DISTRIBUTIONS. If a Article X separately to each Participating Employer. The Plan Participant is a more than 5% Owner (under Code §416(i) and will be considered separate plans for each Participating Section 6.02(E)(7)(a)) of any Participating Employer for which Employer and its Employees for purposes of determining the Participant is an Employee in the Plan Year that ends in the whether such a separate plan is top-heavy or is entitled to the calendar year in which the Participant attains age 70 1/2, then exemption described in Section 10.05. For purposes of applying the Participant's RBD under Section 6.02(E)(7) will be the April Article X to a Participating Employer, the Participating 1 following the close of the calendar year in which the Employer and any business which is a Related Employer to that Participant attains age 70 1/2. Participating Employer are the "Employer." For purposes of Article X, the terms "Key Employee" and "Non-Key Employee" 12.10 COOPERATION AND INDEMNIFICATION. will refer only to the Employees of that Participating Employer and/or its Related Employers. If such a Participating Employer's (A) Cooperation. Each Participating Employer agrees to separate Plan is top-heavy, then: timely provide to the Plan Administrator upon request all information the Plan Administrator deems necessary. Each (A) Highest Contribution Rate. The Plan Administrator will Participating Employer will cooperate fully with the Plan determine the Highest Contribution Rate under Section 10.06(E) Administrator, the Lead Employer, and with Plan fiduciaries and by reference to the Key Employees and their allocations in the other proper Plan representatives in maintaining the qualified separate plan of that Participating Employer; status of the Plan. Such cooperation will include payment of such amounts into the Plan, to be allocated to Employees of the (B) Top-Heavy Minimum Allocation. The Plan Administrator Participating Employer, which are reasonably required to will determine the amount of any required Top-Heavy Minimum maintain the tax-qualified status of the Plan. Allocation under Section 10.06(L) separately for that separate plan; and (B) Indemnity. Each Participating Employer will indemnify and hold harmless the Plan Administrator, the Lead Employer, (C) Plan Which Will Satisfy. The Participating Employer will the Plan, the Trustee, other Plan fiduciaries, other Participating make any additional contributions Section 10.03 requires. Employers, Participants and Beneficiaries, and as applicable, their subsidiaries, officers, directors, shareholders, employees, 12.07 COMPENSATION. and agents, and their respective successors and assigns, against any cause of action, loss, liability, damage, cost, or expense of (A) Separate Determination. For the following purposes, any nature whatsoever (including, but not limited to, attorney's described in this Section 12.07(A), the Plan Administrator will fees and costs, whether or not suit is brought, as well as all IRS determine separately a Participant's Compensation for each or DOL Plan disqualification, fiduciary breach or other Participating Employer. Under this determination, except as sanctions, compliance fees or penalties) arising out of or relating provided below, Compensation from a Participating Employer to: (1) the Participating Employer's noncompliance with any of includes Compensation paid by a Related Employer of that the Plan's terms or requirements; or (2) the Participating Participating Employer. Employer's intentional or negligent act or omission with regard to the Plan, including the failure to provide accurate, timely (1) Nondiscrimination and coverage. All of the separate information requested by the Plan Administrator. tests listed in Section 12.05(A). 12.11 INVOLUNTARY TERMINATION. Unless the (2) Top-Heavy. Application of the top-heavy rules in Lead Employer provides otherwise in Appendix B, the Lead Article X. Employer may terminate the participation of any Participating Employer (hereafter, "Terminated Employer") in this Plan. If the (3) Allocations. Application of allocations under Article Lead Employer acts under this Section 12.11, the following will III. However, the Employer's Adoption Agreement elections occur: control the extent to which Compensation for this purpose includes Compensation of Related Employers. (A) Notice. The Lead Employer will give the Terminated Employer a notice of the Lead Employer's intent to terminate the © 2014 Great-West Trust Company, LLC or its suppliers 101

Defined Contribution Prototype Plan Terminated Employer's status as a Participating Employer of the termination, unless the Terminated Employer has elected the Plan. The Lead Employer will provide such notice not less than transfer alternative under Section 12.11(C). 30 days prior to the Effective Date of termination unless the Lead Employer determines that the interests of Plan Participants (E) Consent. By its execution of the Participation Agreement, requires earlier termination. the Terminated Employer specifically consents to the provisions of this Article XII, and in particular, this Section 12.11 and (B) Spin-off. The Lead Employer will establish a new Defined agrees to perform its responsibilities with regard to the Spin-off Contribution Plan, using the provisions of this Plan with any Plan, if necessary. modifications contained in the Terminated Employer's Participation Agreement, as a guide to establish a new Defined 12.12 VOLUNTARY TERMINATION. A Participating Contribution Plan (the "Spin-off Plan"). The Lead Employer Employer (hereafter "Withdrawing Employer") may voluntarily will direct the Trustee to transfer (in accordance with the rules withdraw from participation in the Plan at any time. If and when of Code §414(l) and the provisions of Section 11.06) the a Withdrawing Employer wishes to withdraw, the following will Accounts of the Employees of the Terminated Employer to the occur: Spin-off Plan. The Terminated Employer will be the Employer, Plan Administrator, and Sponsor of the Spin-off Plan. The (A) Notice. The Withdrawing Employer will inform the Lead Trustee of the Spin-off Plan will be the person or entity Employer and the Plan Administrator of its intention to designated by the Terminated Employer, or, in the absence of withdraw from the Plan. The Withdrawing Employer must give any such designation, the Terminated Employer itself. If state the notice not less than 30 days prior to the Effective Date of its law prohibits the Terminated Employer from serving as Trustee, withdrawal. the Trustee is the president of a corporate Terminated Employer, the managing partner of a partnership Terminated Employer, the (B) Procedure. The Withdrawing Employer and the Lead managing member of a limited liability company Terminated Employer will agree upon procedures for the orderly withdrawal Employer, the sole proprietor of a proprietorship Terminated of the Withdrawing Employer from the Plan. Such procedures, Employer, or in the case of any other entity type, such other as they relate to the Accounts of the Employees of the person with title and responsibilities similar to the foregoing. Withdrawing Employer, may include any alternative described Notwithstanding the preceding sentence, the Lead Employer in Sections 12.11(B) and (C). may designate a financial institution as Trustee if the Lead Employer, in its sole discretion, deems it necessary to protect the (C) Costs. The Withdrawing Employer will bear all reasonable interests of the Participants. The Lead Employer may charge the costs associated with withdrawal and transfer under this Section Terminated Employer or the Accounts of the Employees of the 12.12. Terminated Employer with the reasonable expenses of establishing the Spin-off Plan. (D) Participants. The Employees of the Withdrawing Employer will cease to be eligible to accrue additional benefits (C) Transfer. The Terminated Employer, in lieu of the Lead under the Plan as to Compensation paid by the Withdrawing Employer's creation of the Spin-off Plan under Section Employer, as of the Effective Date of withdrawal. To the extent 12.11(B), may elect a transfer under this Section 12.11(C) to that such Employees have accrued but unpaid contributions as of effect the termination of its status as a Participating Employer. such Effective Date, the Withdrawing Employer will contribute To elect this alternative, the Terminated Employer must give such amounts to the Plan or the Spin-off Plan promptly after the notice to the Lead Employer of its choice, and must supply any Effective Date of withdrawal, unless the Accounts are documentation which the Lead Employer reasonably may transferred to a qualified plan the Withdrawing Employer require as soon as is practical and before the Effective Date of maintains. termination. If the Lead Employer has not received such notice and any required documentation within ten (10) days prior to the stated date of termination, the Lead Employer may proceed with the Spin-off Plan under Section 12.11(B). The Lead Employer will direct the Trustee to transfer (in accordance with the rules of Code §414(l) and the provisions of Section 11.06) the Accounts of the Employees of the Terminated Employer to a qualified plan the Terminated Employer maintains. The Terminated Employer must deliver to the Lead Employer in writing such identifying and other relevant information regarding the transferee plan and must provide such assurances as the Lead Employer may reasonably require that the transferee plan is a qualified plan. (D) Participants. The Employees of the Terminated Employer will cease to be eligible to accrue additional benefits under the Plan with respect to Compensation paid by the Terminated Employer, as of the Effective Date of the termination. To the extent that these Employees have accrued but unpaid contributions as of such Effective Date, the Terminated Employer will pay such amounts to the Plan or to the Spin-off Plan no later than 30 days after the Effective Date of © 2014 Great-West Trust Company, LLC or its suppliers 102